 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT JUNE 15, 1999


                                                     REGISTRATION NOS. 333-77717


                                                                        811-7432

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-14
                            ------------------------

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933


                        PRE-EFFECTIVE AMENDMENT NO. 1 X


                     POST-EFFECTIVE AMENDMENT NO.       [ ]

                             NUVEEN PREMIUM INCOME

                             MUNICIPAL FUND 4, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 917-7700


                                    COPY TO:

             GIFFORD R. ZIMMERMAN                             DAVID A. STURMS
        JOHN NUVEEN & CO. INCORPORATED               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
            333 WEST WACKER DRIVE                         222 NORTH LASALLE STREET
           CHICAGO, ILLINOIS 60606                        CHICAGO, ILLINOIS 60601
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                     NUVEEN LOGO

                           IMPORTANT INFORMATION FOR
                NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. AND
          NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND SHAREHOLDERS


The Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4") will host its Annual Meeting of Shareholders jointly with the Nuveen Washington Premium Income Municipal Fund ("Washington Premium" and together with Premium Income 4, the "Funds"), which will host a Special Meeting of Shareholders, on Wednesday, July 28, 1999, at 10:30 a.m., Chicago time in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan Avenue, Chicago, Illinois (the "Joint Meeting"). The purpose of the Joint Meeting is for both Funds to vote on a reorganization of the Funds. The shareholders of Premium Income 4 will also vote on an amendment to its charter and to elect directors and ratify the selection of independent auditors.


The first few pages of this booklet summarize Nuveen's proposal and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of each proposal.

Q. WHAT ARE SHAREHOLDERS OF THE FUNDS BEING ASKED TO VOTE ON AT THE UPCOMING JOINT MEETING ON JULY 28, 1999?

A. The Board of Directors of Premium Income 4 and the Board of Trustees of Washington Premium (collectively, the "Board") have called a Joint Meeting of Shareholders for July 28, 1999 at which common and preferred shareholders of Washington Premium and preferred shareholders of Premium Income 4 will be asked to vote on a reorganization (the "Reorganization") of Washington Premium into Premium Income 4.

Q. WHAT ELSE ARE SHAREHOLDERS OF PREMIUM INCOME 4 BEING ASKED TO VOTE ON AT THE JOINT MEETING?

A. Common and preferred shareholders of Premium Income 4 will be asked to approve an amendment to the Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred") so that 10,000 shares of each series of Premium Income 4 MuniPreferred shares are authorized. If the amendment is approved, additional shares of Premium Income 4, Series TH will be issued to holders of Series TH MuniPreferred of Washington Premium in connection with the Reorganization. If the amendment is not approved, shares of a newly created Series TH2 will be issued in connection with the Reorganization. We believe that the amendment would give the Fund the flexibility to issue additional shares of MuniPreferred to adjust the Fund's leverage structure in response to market conditions without the further need of amending the Fund's charter.

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A. Premium Income 4 is substantially the same as Washington Premium in its philosophy, investment objectives and policies and day-to-day portfolio management. The primary difference between the Funds is that Premium Income 4 invests in municipal bonds issued nationwide and Washington Premium invests substantially all of its assets in municipal bonds issued by issuers from the State of Washington.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?


A. We expect the proposed Reorganization to (i) reduce management fees per share, (ii) lower administrative expenses, (iii) increase efficiency and flexibility in portfolio management and (iv) create a more liquid trading market for common shares of the combined Fund. Given the relative sizes of the Funds, Washington Premium would significantly benefit from the Reorganization. The larger combined Fund would have a significantly larger asset base than Washington Premium has currently. Based on data presented by management of the Funds, the Board believes that administrative expenses of a larger combined Fund comprised of the assets of both Funds would be less than the aggregate expenses of Washington Premium, resulting in a lower expense ratio for the combined Fund and corresponding higher earnings for its common shareholders.

Q. HAS THE BOARD APPROVED THE PROPOSAL?

A. The Board has agreed unanimously that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?


A. If approved by shareholders on July 28, 1999, the Reorganization is expected to take effect on August 12, 1999.



Q. WILL WASHINGTON PREMIUM SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?



A. Yes. Upon approval and completion of the Reorganization, Washington Premium common shareholders will receive shares (together with cash in lieu of fractional share interests) equal to the same net asset value of their current shares. Common shareholders of Washington Premium will exchange their shares for shares of Premium Income 4 based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. Washington Premium shareholders will receive Premium Income 4 shares whose aggregate net asset value at the time of issuance will equal the aggregate value of their Washington Premium shares on that date. MuniPreferred shareholders will receive one MuniPreferred share of Premium Income 4, Series TH or Series TH2, for every MuniPreferred share of Washington Premium.


Q. IF WASHINGTON PREMIUM SHAREHOLDERS OWN SHARES IN CERTIFICATE FORM, WILL THEY NEED TO EXCHANGE THEM FOR CERTIFICATES OF PREMIUM INCOME 4?


A. Each holder of an outstanding certificate or certificates formerly representing common shares or shares of MuniPreferred of Washington Premium will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of shares of Premium Income 4 distributable with respect to such holder's shares of Washington Premium, together with cash in lieu of any fractional Premium Income 4 common shares. Promptly after approval and completion of the Reorganization, the transfer agent will mail to each holder of certificates formerly representing shares of Washington Premium a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of Premium Income 4 and cash in lieu of any fractional Washington Premium common shares.


   PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, HOLDERS OF SHARES OF WASHINGTON PREMIUM WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR CERTIFICATES FOR CERTIFICATES OF PREMIUM INCOME 4 AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL WASHINGTON PREMIUM COMMON SHARES.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. No, shareholders will not directly bear any fees or expenses in connection with the Reorganization. All of the Funds' expenses associated with the Reorganization will be borne by Washington Premium and indirectly by Washington Premium shareholders in as much as the benefits from the Reorganization will accrue primarily to the holders of Washington Premium.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?


A. The management fee schedule is the same for both Funds. Because of its larger assets, however, the effective management fee as a percentage of net assets is lower for Premium Income 4. Upon approval and completion of the proposed Reorganization, Washington Premium shareholders will pay lower management fees as a percentage of net assets and will also benefit from lower gross fund operating expenses as a percentage of net assets, reflecting the larger net assets and greater economies of scale of Premium Income 4.


Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?


A. The Reorganization is intended to qualify as a tax-free reorganization. As a result, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization except with regard to any cash received in lieu of any fractional Premium Income 4 common shares. In addition, the tax basis and holding period of Premium Income 4 shares you receive (including any fractional share interest to which you will be entitled) will be the same as the tax basis and holding period of your Washington Premium shares.


Q. HOW DO I VOTE MY SHARES?


A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling its toll free number on the proxy card(s) or by computer over the Internet (www.proxyvote.com) and using the control number on the proxy card(s). If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 257-8787 weekdays form 7:00 a.m. to 7:00 p.m. Central time.


Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

                                                                     NUVEEN LOGO

TWO NEW WAYS TO VOTE . . . IT'S EASIER THAN EVER!

In addition to the option of mailing your proxy card, there are now two other ways to vote your proxy -- by telephone and by computer over the Internet. Either way will save you time and helps reduce your fund's expenses. It's fast, convenient, and your vote is immediately confirmed and posted. So after you read the enclosed proxy statement, have your proxy cards handy and vote by telephone or over the Internet!

BY TELEPHONE

Call the toll-free number listed on your proxy card.
Enter your 12-digit control number located on the right portion of your proxy card.
Follow the simple recorded instructions.

OVER THE INTERNET


Go to www.proxyvote.com.

Enter your 12-digit control number located on the right portion of your proxy card.
Follow the simple instructions.

If you vote by telephone or over the Internet, you do not need to mail the proxy card.

                                                                     NUVEEN LOGO


June 21, 1999


DEAR SHAREHOLDERS:


We are pleased to invite you to the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund 4, Inc. and a Special Meeting of Shareholders of Nuveen Washington Premium Income Municipal Fund (the "Joint Meeting"). The Joint Meeting is scheduled for Wednesday, July 28, 1999, at 10:30 a.m., Chicago time, in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan Avenue, Chicago, Illinois.


At the Joint Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Nuveen Premium Income Municipal Fund 4, Inc. (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of Nuveen Washington Premium Income Municipal Fund (the "Acquired Fund") in exchange for newly issued shares of the Acquiring Fund, which will be distributed to the shareholders of the Acquired Fund.


The reorganization should allow the Acquired Fund shareholders to benefit from a larger, more diversified portfolio with a lower management fee and total expense ratio. Acquired Fund shareholders should also benefit from a significant reduction in administrative expenses due to the economies of scale reached through the reorganization. While the Acquiring Fund does not invest primarily in municipal obligations issued by Washington (unlike the Acquired Fund), Acquired Fund shareholders (except for financial businesses subject to the Washington business and occupation tax) should not suffer any adverse tax consequences from the reorganization since the State of Washington has no state income tax, nor is the State proposing the imposition of an income tax.


Because the two portfolios have similar characteristics, the reorganization would benefit Acquiring Fund shareholders, however, to a much smaller degree due to the Acquiring Fund's size relative to the Acquired Fund. Acquiring Fund shareholders would benefit through a nominally reduced total expense ratio, a slight increase in credit quality and slightly improved call protection.

Because the benefits of the reorganization flow primarily to the Acquired Fund, the Acquired Fund will pay all costs associated with the reorganization.

Acquiring Fund Shareholders will also be asked to approve an amendment to the Fund's Articles of Incorporation to increase the number of preferred shares outstanding, elect board members and ratify the selection of independent auditors.

The attached Joint Proxy Statement -- Prospectus has been prepared to give you information about these proposals.


YOU ARE, OF COURSE, WELCOME TO JOIN US AT THE MEETING, BUT MOST SHAREHOLDERS CAST THEIR VOTES BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. BY VOTING IMMEDIATELY, YOU CAN HELP YOUR FUND AVOID THE CONSIDERABLE EXPENSE OF A SECOND PROXY SOLICITATION. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES ARE VOTED. AS AN ALTERNATIVE TO USING THE ENCLOSED PAPER PROXY CARD TO VOTE, YOU MAY VOTE EITHER BY TELEPHONE OR OVER THE INTERNET.


We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,
/s/ TIMOTHY R. SCHWERTFEGER
Timothy R. Schwertfeger
President

NOTICE OF JOINT MEETING
OF SHAREHOLDERS
JULY 28, 1999

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

June 21, 1999


TO THE SHAREHOLDERS:


Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund 4, Inc. (the "Acquiring Fund") and a Special Meeting of Shareholders of Nuveen Washington Premium Income Municipal Fund (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"), will be held in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan Avenue, Chicago, Illinois, on Wednesday, July 28, 1999, at 10:30 a.m., Chicago time (the "Joint Meeting"), for the following purposes:



      1. To approve an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Acquiring Fund and the Acquired Fund, whereby the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for up to 2,500,000 common shares and 680 Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), Series TH or Series TH2, of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund.


      2. To approve the amendment of the Acquiring Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock (the "Acquiring Fund Statement") so that 10,000 shares of each of MuniPreferred, Series M; MuniPreferred, Series T; MuniPreferred, Series T2; MuniPreferred, Series W; MuniPreferred, Series TH; MuniPreferred, Series F; and MuniPreferred, Series F2 are authorized (Acquiring Fund only).

      3. To elect seven (7) board members, with five (5) board members to be elected by the holders of Preferred and Common Shares voting together and two (2) board members to be elected by holders of Preferred Shares only (Acquiring Fund only).

      4. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year (Acquiring Fund only).

      5. To transact such other business as may properly come before the Joint Meeting.

Shareholders of record at the close of business on June 1, 1999 are entitled to notice of and to vote at the Joint Meeting.


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE 12-DIGIT CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.


Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT -- PROSPECTUS
MEETINGS OF SHAREHOLDERS TO BE HELD JULY 28, 1999             333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787


NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

PROSPECTUS

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


This Joint Proxy Statement -- Prospectus is being furnished to the shareholders of Nuveen Premium Income Municipal Fund 4, Inc. (the "Acquiring Fund") and Nuveen Washington Premium Income Municipal Fund (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds") in connection with the solicitation of proxies by the Acquiring Fund's Board of Directors and the Acquired Fund's Board of Trustees (each a "Board" and each Director or Trustee a "Board Member") for use at the Annual Meeting of Shareholders of the Acquiring Fund and a Special Meeting of Shareholders of the Acquired Fund to be held on Wednesday, July 28, 1999, at 10:30 a.m., Chicago time (the "Joint Meeting"), and at any and all adjournments thereof. At the Joint Meeting, the preferred shareholders of the Acquiring Fund and the common and preferred shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization and Liquidation dated as of June 1, 1999.


The Agreement provides for (a) the Acquiring Fund's acquisition of substantially all of the assets of the Acquired Fund in exchange for newly issued common shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred(R)") (collectively, "Acquiring Fund Shares") and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund and (b) the liquidation of the Acquired Fund and the distribution of the Acquiring Fund common shares and shares of Acquiring Fund MuniPreferred held by the Acquired Fund to its common and preferred shareholders, respectively. The transactions contemplated by the Agreement are referred to herein as the "Reorganization." The number of Acquiring Fund common shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund. If Acquiring Fund shareholders approve an amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of each series of MuniPreferred, shares of Acquiring Fund MuniPreferred would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH, for each share of Acquired Fund MuniPreferred, Series TH, outstanding. The Acquiring Fund's Board of Directors has approved, contingent upon Acquiring Fund shareholders not approving the amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred, Series TH, the creation of a new MuniPreferred, Series TH2, in connection with the Reorganization. If Acquiring Fund shareholders do not approve the authorization of additional shares of MuniPreferred, Series TH, shares of Acquiring Fund MuniPreferred would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH2, for each share of Acquired Fund MuniPreferred, Series TH outstanding. The value of the Acquired Fund's net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund MuniPreferred.


Common and preferred shareholders of the Acquiring Fund will also be asked to approve the amendment of the Acquiring Fund Statement to authorize an additional number of shares so that each series of MuniPreferred of the Acquiring Fund has 10,000 shares authorized.


In addition, at the Joint Meeting, (a) common and preferred shareholders of the Acquiring Fund will be asked to consider and vote upon the election of five (5) directors ("Board Members") and the ratification of the selection of independent auditors for their Fund and (b) preferred shareholders of the Acquiring Fund will be asked to consider and vote upon the election of two (2) Board Members.

The Funds are both closed-end, diversified management investment companies, with substantially similar objectives and policies; primarily to provide current interest income exempt from regular Federal income taxes and secondarily to enhance portfolio value relative to the municipal bond market, in the case of the Acquiring Fund, and to enhance portfolio value relative to the Washington municipal bond market, in the case of the Acquired Fund. The principal executive office of each Fund is located at 333 West Wacker Drive, Chicago, Illinois 60606, and the telephone number of each Fund is (312) 917-7700. The shares of the Acquiring Fund are listed on the New York Stock Exchange ("NYSE"); reports, proxy statements and other information concerning the Acquiring Fund can be inspected at the offices of the NYSE. The shares of the Acquired Fund are listed on the American Stock Exchange ("AMEX"); reports, proxy statements and other information concerning the Acquired Fund can be inspected at the offices of the AMEX. See "Available Information."


This Joint Proxy Statement -- Prospectus sets forth concisely the information that shareholders of the Funds should know before voting on the proposals described above. It should be read and retained for future reference. A
Statement of Additional Information dated June   , 1999 containing additional
information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety into this Joint Proxy Statement -- Prospectus. A copy of the Statement of Additional Information may be obtained without charge by mailing a written request to either of the Funds, Attention: Administration, 333 West Wacker Drive, Chicago, Illinois 60606, or by calling (800) 257-8787.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT -- PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



     THE DATE OF THIS JOINT PROXY STATEMENT -- PROSPECTUS IS JUNE   , 1999.

JOINT PROXY STATEMENT-PROSPECTUS

JUNE       , 1999


NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

TABLE OF CONTENTS


                                                  PAGE
                                                  ----
SUMMARY.........................................    1
    The Joint Meeting...........................    1
    The Reorganization..........................    1
    Reasons for the Reorganization..............    2
    Certain Federal Income Tax Consequences of
      the Reorganization........................    2
    Comparison of the Acquiring Fund and the
      Acquired Fund.............................    2
         General................................    2
         Investment Objectives and Policies.....    3
         Management of the Funds................    3
         Dividends and Distributions............    3
         Credit Quality.........................    4
         Maturity and Duration..................    4
    Capitalization..............................    4
    Comparative Performance Information.........    5
         Comparative Fee Table..................    5
RISK FACTORS....................................    6
    Similarity of Risks.........................    6
    Differences in Risks........................    6
THE JOINT MEETING...............................    6
    General.....................................    6
    Voting; Proxies.............................    7
AVAILABLE INFORMATION...........................    8
PROPOSAL NO. 1 -- THE REORGANIZATION............    8
    General.....................................    8
    Terms of the Reorganization.................    8
    Reasons for the Reorganization..............   10
    Votes Required..............................   12
         Votes of Preferred Shareholders as a
           Separate Class (Both Funds)..........   12
         Combined Vote of Common and Preferred
           Shareholders (Acquired Fund).........   12
    Rating Agency Considerations................   12
    Description of Common Shares Issued by the
      Acquiring Fund............................   12
         General................................   12
         Distributions..........................   13
         Dividend Reinvestment Plan.............   13
         Odd Lot Holdings.......................   14
    Comparison of Rights of Holders of Common
      Shares of the Acquiring Fund and the
      Acquired Fund.............................   14
    Description of MuniPreferred Issued by the
      Acquiring Fund............................   14
         General................................   14
         Dividends and Dividend Periods.........   15
         Designation of Special Rate Periods....   18
         Voting Rights..........................   18
         Redemption.............................   19
         Liquidation............................   20
         Rating Agency Guidelines...............   20



                                                  PAGE
                                                  ----
    The Auction.................................   21
         General................................   21
         Auction Procedures.....................   21
         Secondary Market Trading and Transfer
           of Acquiring Fund MuniPreferred......   22
    Comparison of Rights of Holders of
      MuniPreferred of the Acquiring Fund and
      the Acquired Fund.........................   23
    Comparison of the Investment Objectives and
      Policies of the Acquiring Fund and the
      Acquired Fund.............................   23
         General................................   23
         Portfolio Investments..................   23
         Municipal Obligations..................   24
         Investment Restrictions................   25
    Certain Provisions in the Acquiring Fund's
      Articles of Incorporation.................   26
    Surrender and Exchange of Acquired Fund
      Share Certificates........................   26
    Expenses Associated with the
      Reorganization............................   27
    Dissenting Shareholders' Rights of
      Appraisal.................................   27
    Certain Federal Income Tax Consequences of
      the Reorganization........................   27
         Exchange of Acquired Fund Shares Solely
           for Acquiring Fund Shares............   27
         Fractional Common Share Interests......   28
PROPOSAL NO. 2 -- AMENDMENT OF THE ACQUIRING
  FUND STATEMENT (ACQUIRING FUND SHAREHOLDERS
  ONLY).........................................   28
    Vote Required...............................   28
PROPOSAL NO. 3 -- ELECTION OF BOARD MEMBERS OF
  THE ACQUIRING FUND (ACQUIRING FUND
  SHAREHOLDERS ONLY)............................   29
PROPOSAL NO. 4 -- SELECTION OF INDEPENDENT
  AUDITORS FOR THE ACQUIRING FUND...............   32
MANAGEMENT OF THE FUNDS.........................   33
    Board Members and Officers..................   33
    Investment Adviser..........................   33
    Portfolio Management........................   33
ADDITIONAL INFORMATION ABOUT THE FUNDS..........   34
    Financial Highlights........................   34
    Repurchase of Common Shares; Conversion to
      Open-End Fund.............................   36
    Custodian, Transfer Agent, Dividend
      Disbursing Agent and Redemption Agent.....   38
    Federal Income Tax Matters Associated with
      Investment in the Funds...................   38
LEGAL OPINIONS..................................   38
EXPERTS.........................................   38
SHAREHOLDER PROPOSALS...........................   39
GENERAL.........................................   39
Annex A -- Agreement and Plan of Reorganization
  and Liquidation...............................  A-1

                                    SUMMARY

The following is a summary of certain information contained in this Joint Proxy Statement -- Prospectus. This summary is qualified in its entirety by the more detailed information contained herein and in the attached Annexes. Shareholders should read the entire Joint Proxy Statement -- Prospectus. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Joint Proxy Statement -- Prospectus or in the Acquiring Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock (the "Acquiring Fund Statement") attached as Annex B to the Statement of Additional Information.

THE JOINT MEETING

This Joint Proxy Statement -- Prospectus is being furnished to the shareholders of each of the Funds in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Joint Meeting. Holders of record of shares of each Fund as of the close of business on June 1, 1999 will be entitled to notice of and to vote at the Joint Meeting, as described elsewhere in this Joint Proxy Statement -- Prospectus. Holders of the outstanding common and preferred shares of the Acquired Fund and holders of the preferred shares of the Acquiring Fund will be asked to approve the Agreement. Holders of the outstanding common and preferred shares of the Acquiring Fund will be asked to approve the amendment of the Acquiring Fund Statement to authorize additional shares of each existing series of Acquiring Fund MuniPreferred. Common and preferred shareholders of the Acquiring Fund also will be asked to consider and vote upon the election of five (5) Board Members, and the ratification of the selection of independent auditors for their Fund. In addition, preferred shareholders of the Acquiring Fund will be asked to consider and vote upon the election of two (2) Board Members. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal in this Joint Proxy
Statement -- Prospectus.

THE REORGANIZATION

The Agreement provides that, subject to the satisfaction of certain conditions, including shareholder approval and confirmation of the ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw Hill Companies ("S&P") to the shares of Acquiring Fund MuniPreferred,
(a) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for newly issued common shares and newly issued shares of MuniPreferred of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund, and (b) the Acquired Fund would liquidate and distribute to its shareholders pro rata by class the Acquiring Fund Shares received. The number of Acquiring Fund common shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the assets of the Acquired Fund transferred to, net of the Acquired Fund's liabilities assumed by, the Acquiring Fund as of the time such assets and liabilities are transferred and assumed (the "Effective Time"). The value of the Acquired Fund's net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund MuniPreferred. If Acquiring Fund shareholders approve an amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred, Series TH, shares of Acquiring Fund MuniPreferred would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH, for each share of Acquired Fund MuniPreferred, Series TH, outstanding as of the Effective Time. In the event that Acquiring Fund shareholders do not approve the amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred, Series TH, the Acquiring Fund's Board of Directors has approved the creation of a new MuniPreferred, Series TH2 in connection with the Reorganization and shares of Acquiring Fund MuniPreferred TH2 would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH2, for each share of Acquired Fund MuniPreferred, Series TH outstanding. Shareholder approval is not required for the creation of the new Acquiring Fund MuniPreferred Series TH2.


If additional shares of the existing Acquiring Fund's MuniPreferred, Series TH are issued in connection with the Reorganization, the dividend rate for shares of MuniPreferred, Series TH, issued in connection with the Reorganization will be equal to the dividend rate for shares of the Acquiring Fund's existing MuniPreferred, Series TH established in the first Auction for shares of Series TH preceding the date of issuance of additional shares of Series TH to Acquired Fund shareholders in connection with the Reorganization. If shares of a new Acquiring Fund MuniPreferred, Series TH2 are issued in connection with the Reorganization, the Initial Rate Period of the shares of Acquiring Fund MuniPreferred, Series TH2, will be a period consisting of the number of days following the day on which the Effective Time occurs that would have remained in the rate period of the shares of Acquired Fund MuniPreferred, Series TH, in effect immediately prior to the Effective Time. The dividend rate for the shares of Acquiring Fund MuniPreferred, Series TH2, for the Initial Rate Period thereof will be the dividend rate in effect immediately prior to the Effective Time for the shares of Acquired Fund MuniPreferred, Series TH. The initial Auction for the shares of Acquiring Fund MuniPreferred, Series TH2, will be held on the day on which the auction next succeeding the Effective Time would have been held for the shares of Acquired Fund MuniPreferred, Series TH. The shares of Acquiring Fund MuniPreferred issued in connection with the Reorganization (either Series TH or Series TH2) are subject to mandatory and optional redemption under certain circumstances. See "Proposal No. 1 -- The Reorganization -- Description of MuniPreferred Issued by the Acquiring Fund -- Redemption."

As a result of the Reorganization, the net assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The investment objectives and policies of the Funds are substantially similar except that the Acquired Fund invests primarily in tax-exempt Washington Municipal Obligations. The Board Members and officers of the larger combined entity would be identical to those of the Funds. The general portfolio characteristics of the larger combined entity would be similar to both Funds except that the combined entity would not be as heavily invested in Washington Municipal Obligations as the Acquired Fund.



The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Time (a) by the written consent of the Boards of both Funds, (b) by either Fund if any condition to that Fund's obligations under the Agreement has not been satisfied or waived and it reasonably appears that such condition will not be satisfied or (c) by either Fund if the Reorganization has not occurred by October 13, 1999. If the proposals relating to the Agreement are approved, the Effective Time is expected to be the close of business on August 12, 1999.


The Board of each Fund, including the Board Members of that Fund who are not "interested persons," as that term is defined by the 1940 Act, has approved the Reorganization based on its conclusion that the Reorganization is in the best interests of that Fund and that the interests of shareholders would not be diluted as a result of the Reorganization. ACCORDINGLY, THE BOARD OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THAT FUND VOTE FOR THE APPROVAL OF THE PROPOSAL RELATING TO THE AGREEMENT. See "Proposal No. 1 -- The Reorganization."

REASONS FOR THE REORGANIZATION

In approving the Reorganization, the respective Boards of the Funds, which consist of the same individuals, identified certain benefits that are likely to result from the Reorganization, including reduced management fees per share, lower administrative expenses, greater efficiency and flexibility in portfolio management and a more liquid trading market for common shares of the combined Fund. Given the relative sizes of the Funds, the Acquired Fund would significantly benefit from the Reorganization. The larger combined Fund that would result from the Reorganization would have a significantly larger asset base than the Acquired Fund has currently. Based on data presented by management of the Funds, the Board believes that administrative expenses of a larger combined Fund comprised of the assets of both Funds would be less than the aggregate expenses of the Acquired Fund, resulting in a lower expense ratio for the combined Fund and corresponding higher earnings for its common shareholders. The same is true, to a much lesser extent, for the Acquiring Fund. Based upon the fiscal years ended October 31, 1998 and May 31, 1998, respectively, the expense ratio for the Acquiring Fund and the Acquired Fund was .79% and .91%. The pro-forma expense ratio for the combined Fund for the 12-month period ended October 31, 1998 would have been .79%.


The Board considered whether there would be any adverse tax consequences of the Reorganization on Acquired Fund shareholders from losing the exemption from Washington state taxes. The Board believed that most Acquired Fund shareholders, would not suffer any adverse tax consequences from the Reorganization from losing the exemption from Washington state taxes since the State of Washington has no state income tax, nor is the State proposing the imposition of an income tax. Acquired Fund shareholders that are financial businesses, as defined under Washington law, will continue to be subject to the Washington business and occupation tax (a gross receipts tax) on dividends and any gain from the Acquiring Fund to the extent those amounts are not derived from interest paid on obligations of the State of Washington, its political subdivisions and its municipal corporations. While most of the investments of the Acquired Fund qualified for that deduction for Washington governmental obligations, most of the investments of the Acquiring Fund will not so qualify.


The Boards also considered the possible adverse effects and estimated costs of combining the Funds and determined that the Reorganization is likely to provide benefits to the shareholders of each Fund that outweigh such possible adverse effects and the costs presented by the Reorganization, all of which will be borne by the Acquired Fund. See "Proposal No. 1 -- The Reorganization -- Reasons for the Reorganization."


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION



As a condition to closing, the Funds will receive an opinion of Vedder, Price, Kaufman & Kammholz to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither Fund will recognize gain or loss for Federal income tax purposes as a result of the Reorganization. In addition, shareholders of the Acquired Fund who receive Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss, except with respect to the cash received for a fractional Acquiring Fund common share interest, if any. See "Proposal No. 1 -- The Reorganization -- Certain Federal Income Tax Consequences of the Reorganization."


COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUND

General. The Acquiring Fund and the Acquired Fund are both closed-end, diversified management investment companies. The Acquiring Fund common shares are listed and trade on the NYSE under the symbol NPT and the Acquired Fund common shares are listed and trade on the AMEX under the symbol NPW. The Acquiring Fund is organized as a corporation under the laws of the State of Minnesota. The Acquired Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All outstanding shares of Acquiring Fund MuniPreferred and Acquired Fund MuniPreferred are rated AAA by S&P and are rated "aaa" and "aa1", respectively, by Moody's. The shares of Acquiring Fund MuniPreferred issued to the Acquired Fund pursuant to the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding shares of Acquired Fund MuniPreferred. See "Proposal No. 1 -- The Reorganization."


Investment Objectives and Policies. The Acquiring Fund and the Acquired Fund have similar investment objectives. Both Funds' primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt Municipal Obligations, current income exempt from regular Federal income tax, consistent with the Fund's investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt Municipal Obligations. The secondary investment objective of the Acquired Fund is the enhancement of portfolio value relative to the Washington municipal bond market through investments in tax-exempt Washington Municipal Obligations. The primary difference between the Funds is that the Acquired Fund invests substantially all of its assets in Washington Municipal Obligations and the Acquiring Fund invests in Municipal Obligations of various issuers.


The Acquiring Fund and the Acquired Fund have similar investment policies. The Acquiring Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Municipal Obligations. The Acquired Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Washington Municipal Obligations. Both Funds purchase only quality municipal bonds that at the time of purchase are either rated within the four highest grades by Moody's or S&P, or unrated but in the opinion of the Adviser, have credit characteristics equivalent to, and are of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that neither Fund invests more than 20% of its assets in such unrated Municipal Obligations.


Management of the Funds. The Acquiring Fund and the Acquired Fund have the same Board Members and officers. In addition, Nuveen Advisory Corp. (the "Adviser") acts as the investment adviser for, and manages the investment and reinvestment of the assets of, each Fund. Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund pays an annual management fee for the services and facilities furnished by the Adviser on a monthly basis at the following annual rates:

                   MANAGEMENT FEE SCHEDULE
--------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                  RATE
--------------------------------------------------------------
Up to $125 million                                      .6500%
$125 to $250 million                                     .6375
$250 to $500 million                                     .6250
$500 million to $1 billion                               .6125
$1 billion to $2 billion                                 .6000
$2 billion and over                                      .5875
--------------------------------------------------------------


The Acquiring Fund paid aggregate management fees of $5,712,194 for the fiscal year ended October 31, 1998, for an effective management fee rate of .62%. The Acquired Fund paid aggregate management fees of $333,129 for the fiscal year ended May 31, 1998, for an effective management fee rate of .65%.


Dividends and Distributions. The Funds have identical dividend policies with respect to the payment of dividends on their common shares. Each Fund's present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate that reflects the past and projected performance of such Fund, which over time will result in the distribution of all net investment income of such Fund. While the Adviser expects the level of monthly distributions to remain relatively stable due to the similar composition of each Fund's portfolio, the level of distributions over the life of each Fund may be affected to the extent adjustments are made to such portfolio. Holders of common shares of each Fund may elect to have all distributions automatically reinvested in common shares of that Fund at the prevailing market price, plus customary brokerage charges, pursuant to that Fund's Dividend Reinvestment Plan. See "Proposal No. 1 -- The
Reorganization -- Description of Common Shares Issued by the Acquiring
Fund -- Distributions" and "-- Dividend Reinvestment Plan" and "Additional Information About the Funds -- Tax Matters Associated with Investment in the Funds."

The dividend rates on shares of each Fund's MuniPreferred, including the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization, are determined on the basis of auctions, which typically are held weekly. See "Proposal No. 1 -- The Reorganization -- Description of MuniPreferred Issued by the Acquiring Fund" and "-- The Auction" and the Statement of Additional Information.

Credit Quality. A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of March 31, 1999, is set forth in the table below.

---------------------------------------------------------------------------------------------

                                                             ACQUIRING ACQUIRED
                       CREDIT RATING                          FUND      FUND     PRO-FORMA(1)
---------------------------------------------------------------------------------------------
Aaa/AAA*                                                      49.87%    66.63%    50.78%
Aa/AA                                                         17.21     27.28     17.75
A/A                                                           16.40      2.86     15.68
Baa/BBB                                                        7.68      3.23      7.44
Unrated                                                        8.84        --      8.35
                                                             ------    ------    ------
TOTAL                                                        100.00%   100.00%   100.00%
---------------------------------------------------------------------------------------------



 * Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.


(1) Reflects the effect of the Reorganization.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the Acquiring Fund and the Acquired Fund, as of March 31, 1999, is set forth in the table below.


----------------------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE             WEIGHTED AVERAGE             WEIGHTED AVERAGE
                 FUND                            MATURITY                EFFECTIVE MATURITY            MODIFIED DURATION
----------------------------------------------------------------------------------------------------------------------------
Acquiring                                           19.22   (yrs.)               17.58   (yrs.)                6.20   (yrs.)
Acquired                                            18.97                        17.59                         6.38
Pro-forma(1)                                        19.21                        17.58                         6.21
----------------------------------------------------------------------------------------------------------------------------


(1) Reflects the effect of the Reorganization.

CAPITALIZATION


The following table sets forth the unaudited capitalization of the Funds as of October 31, 1998 and the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.019564 shares of the Acquiring Fund issued for each share of the Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary from the ratio indicated below.



----------------------------------------------------------------------------------------------------------------
                                                             ACQUIRING FUND    ACQUIRED FUND     ACQUIRING FUND
                                                                (ACTUAL)         (ACTUAL)       (AS ADJUSTED)(1)
----------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY:
Common Shares, $.01 par value per share; 40,847,681 shares
  outstanding for Acquiring Fund (Actual)
  2,320,051 shares outstanding for Acquired Fund (Actual)
  43,213,121 shares outstanding for Acquiring Fund
  (Adjusted)                                                  $    408,477      $    23,201       $    432,131 (2)
Preferred shares $25,000 stated value per share, at
  liquidation value                                            308,400,000       17,000,000        325,400,000 (3)
Paid-in surplus                                                564,371,822       31,971,262        596,342,631 (4)
Undistributed net investment income                              1,228,635           93,503          1,228,635 (5)
Net realized gain (loss) from investment transactions          (13,261,796)        (451,047)       (13,712,843)(6)
Net unrealized appreciation of investments                      61,856,537        3,954,046         65,810,583
                                                              ------------      -----------       ------------
Net Assets                                                    $923,003,675      $52,590,965       $975,501,137
                                                              ============      ===========       ============
----------------------------------------------------------------------------------------------------------------



(1) The adjusted balances are presented as if the Reorganization were effective as of October 31, 1998 for information purposes only. The actual Effective Time of the Reorganization is expected to be August 12, 1999, at which time the results would be reflective of the actual composition of shareholders' equity at that date.


(2) Assumes the issuance of 45,389 Acquiring Fund Common shares in exchange for the net assets of the Acquired Fund, which number is based on the net asset value of the Acquiring Fund Common shares, and the net asset value of the Acquired Fund, as of October 31, 1998, after adjustment for the distributions referred to in (4) below. The issuance of such number of Acquiring Fund Common shares would result in the distribution of 1.019564 Acquiring Fund Common shares for each Common share of the Acquired Fund upon liquidation of the Acquired Fund.


(3) Does not include the effect of the offering of 520 series W2 preferred shares which is expected to close in June 1999.



(4) Includes the impact of estimated Reorganization costs of $149,950.



(5) Assumes the Acquired Fund distributes all of its undistributed net investment income ($93,503) to its shareholders.



(6) Assumes the Acquired Fund carries forward all of its net realized losses from investment transactions ($451,047) to the Acquiring Fund, as permitted under applicable tax regulations.

COMPARATIVE PERFORMANCE INFORMATION


Comparative investment performance for the Funds for certain periods ended March 31, 1999:



-------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT RETURN ON MARKET VALUE        TOTAL RETURN ON NET ASSET VALUE
                                  ----------------------------------------    -------------------------------------
                                   ONE      THREE      FIVE      LIFE OF       ONE     THREE    FIVE      LIFE OF
                                   YEAR     YEARS     YEARS        FUND       YEAR     YEARS    YEARS       Fund
-------------------------------------------------------------------------------------------------------------------
Acquiring Fund                     9.02%    11.62%    11.42%      5.97%       5.98%    8.45%    9.10%      6.89%
Acquired Fund                     10.36%    11.66%    10.03%      5.14%       6.25%    8.82%    9.18%      6.72%
-------------------------------------------------------------------------------------------------------------------


Total Investment Return on Market Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Life of Fund is calculated from February 19, 1993 for the Acquiring Fund and March 18, 1993 for the Acquired Fund. Past performance information is not necessarily indicative of future results.

                             COMPARATIVE FEE TABLE


--------------------------------------------------------------------------------------------------------------
                                                                                                      10/31/98
                                                                   10/31/98          5/31/98         PRO-FORMA
                                                             ACQUIRING FUND    ACQUIRED FUND    ACQUIRING FUND
--------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSES
  (as a percentage of net assets)
Management Fees                                                         .62              .65               .62
Other Expenses                                                          .17              .26               .17
Total Annual Expenses                                                   .79              .91               .79
--------------------------------------------------------------------------------------------------------------


Example: The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.


------------------------------------------------------------------------------------------------------
                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
Acquiring Fund                                                    $8        $25        $44        $ 98
Acquired Fund                                                     $9        $29        $50        $112
Pro-Forma Acquiring Fund                                          $8        $25        $44        $ 98
------------------------------------------------------------------------------------------------------


The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for the fiscal year ended October 31, 1998 for the Acquiring Fund and the fiscal year ended May 31, 1998 for the Acquired Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds' actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

                                  RISK FACTORS

The Boards of each of the Acquiring Fund and the Acquired Fund have identified certain benefits to the respective shareholders of each Fund as a result of the Reorganization. The portfolio characteristics of the Acquiring Fund, after Reorganization, would reflect the blended characteristics of both Funds. Compared to the Acquiring Fund, the combined portfolio would have a marginally lower gross portfolio yield, marginally longer duration and slightly higher credit quality. Compared to the Acquired Fund, the combined portfolio would have a higher yield and slightly lower credit quality. The following risks and special considerations should be considered by shareholders of each Fund in their evaluation of the Reorganization:

SIMILARITY OF RISKS


The Acquiring Fund and the Acquired Fund have similar investment objectives. Both Funds' primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt Municipal Obligations, current income exempt from regular Federal income tax. The Acquiring Fund and the Acquired Fund have similar investment policies. The Acquiring Fund will, as a fundamental policy, invest substantially all (in excess of 80%) of its assets in tax-exempt Municipal Obligations. The Acquired Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Washington Municipal Obligations. Both Funds purchase only quality municipal bonds that at the time of purchase are either rated within the four highest grades by Moody's or S&P, or unrated but in the opinion of the Adviser have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that neither Fund may invest more than 20% of its assets in such unrated Municipal Obligations. To the extent that the investment objectives and investment policies are the same, the risks associated with an investment in the Funds are substantially the same.


Both Funds emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years. Funds with longer average maturities and durations will generally be subject to greater interest rate risk.

Investment in either Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

The Acquiring Fund and the Acquired Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the Acquiring Fund are different from the risks associated with an investment in the Acquired Fund.


The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt Municipal Obligations. The secondary investment objective of the Acquired Fund is the enhancement of portfolio value relative to the Washington municipal bond market through investments in tax-exempt Washington Municipal Obligations. The primary difference between the Funds is that the Acquired Fund invests substantially all of its assets in Washington Municipal Obligations and the Acquiring Fund invests in Municipal Obligations of various issuers. The Acquired Fund is therefore more susceptible to political, economic and regulatory factors affecting issuers of Washington Municipal Obligations. The Acquired Fund shareholders (except for financial businesses subject to the Washington business and occupation tax), however, should not suffer any adverse tax consequences from the Reorganization from the loss of the exemption from Washington state taxes since the State of Washington has no state income tax, nor is the State proposing the imposition of an income tax. Acquired Fund shareholders that are financial businesses, as defined under Washington law, will continue to be subject to the Washington business and occupation tax (a gross receipts tax) on dividends and any gain from the Acquiring Fund to the extent those amounts are not derived from interest paid on obligations of the State of Washington, its political subdivisions and its municipal corporations. While most of the investments of the Acquired Fund qualified for that deduction for Washington governmental obligations, most of the investments of the Acquiring Fund will not so qualify. The Acquiring Fund, however, is less likely to benefit from political, economic or regulatory events that beneficially affect issues in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.


                               THE JOINT MEETING

GENERAL


This Joint Proxy Statement -- Prospectus is furnished in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Joint Meeting to be held in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan

Avenue, Chicago, Illinois, on Wednesday, July 28, 1999 at 10:30 a.m., Chicago time, and at any and all adjournments of such Joint Meeting. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement -- Prospectus, and all other costs in connection with the solicitation of proxies, to the extent they are not incremental costs related to the Reorganization, will be paid by the Acquiring Fund. Incremental costs related to the Reorganization will be paid by the Acquired Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Funds, by officers or employees of the Adviser or Nuveen, or by dealers and their representatives. The Funds have engaged D.F. King to assist in the solicitation of proxies at an estimated cost of $9,000 plus reasonable expenses.



The Board of each Fund has fixed the close of business on June 1, 1999 as the record date (the "Record Date") for determining holders of such Fund's common shares and shares of MuniPreferred entitled to notice of and to vote at the Joint Meeting. Each shareholder will be entitled to one vote for each common share or share of MuniPreferred held. At the close of business on the Record Date, (a) the Acquiring Fund had outstanding 40,884,796 common shares and shares of MuniPreferred as follows: Series M-2,200 shares; Series T-2,000 shares; Series T2-1,328 shares; Series W-1,680 shares; Series TH-2,000 shares; Series F-1,800 shares; Series F2-1,328 shares, and (b) the Acquired Fund had outstanding 2,320,051 common shares and 680 shares of MuniPreferred Series TH. This Joint Proxy Statement -- Prospectus is first being mailed to shareholders of the Funds on or about June 21, 1999. THE ACQUIRING FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS OCTOBER 31, 1998 ANNUAL REPORT AND APRIL 30, 1999 SEMI-ANNUAL REPORT (WHICH WILL BE AVAILABLE ON OR BEFORE JUNE 30, 1999) UPON REQUEST. THE ACQUIRED FUND WILL FURNISH WITHOUT CHARGE, A COPY OF ITS MAY 31, 1998 ANNUAL REPORT AND NOVEMBER 31, 1998 SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.


VOTING; PROXIES


Common shares and shares of MuniPreferred of the Acquiring Fund entitled to vote at the Joint Meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder's instructions indicated on such proxies. If no contrary instructions are indicated, all such shares will be voted FOR approval of the Agreement, FOR approval of amendment of the Acquiring Fund Statement, FOR the election of Board Member nominees and FOR ratification of the selection of independent auditors.


Common shares and shares of MuniPreferred of the Acquired Fund entitled to vote at the Joint Meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder's instructions indicated on such proxies. If no contrary instructions are indicated, all such shares will be voted FOR approval of the Agreement.

A quorum of shareholders is required to take action at the Joint Meeting. A majority of the shares of each Fund entitled to vote at the Joint Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Joint Meeting, except that for the election of the two (2) nominees to be elected by holders of Acquiring Fund MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Joint Meeting will be tabulated by the inspectors of election appointed for the Joint Meeting. The inspectors of election will determine whether or not a quorum is present at the Joint Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to shareholders for a vote, in the case of the Acquiring Fund, (i) abstentions and broker non-votes will have the same effect as a vote against the Agreement, (ii) abstention and broker non-votes will have the same effect as a vote against the amendment of the Acquiring Fund Statement, (iii) abstentions and broker non-votes will have the same effect as a vote against the election of Board Members, and (iv) abstentions and broker non-votes will have the same effect as a vote against the ratification of the selection of independent auditors. In the case of the Acquired Fund, abstentions and broker non-votes will have the same effect as a vote against the Agreement.


Shares of a series of MuniPreferred of a fund held in "street name" for which voting instructions have not been received as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the NYSE, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders of that series of the fund who have voted on the item. Brokers may proportionately vote shares of MuniPreferred of the Funds if permitted by Rule 452. Rule 452 permits proportionate voting for a series of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                             AVAILABLE INFORMATION


Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-6009, and at the Commission's Northeast Regional Office, Suite 1300, Seven World Trade Center, New York, New York 10048 and Midwest Regional Office, Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Funds. The shares of the Acquiring Fund are listed on the NYSE, and such reports, proxy statements and other information concerning the Acquiring Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. The shares of the Acquired Fund are listed on the AMEX and such reports, proxy statements and other information concerning the Acquired Fund can also be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006 .


The Acquiring Fund has filed with the Commission a registration statement on Form N-14 (herein, together with all amendments and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended ("Securities Act"), relating to the Acquiring Fund shares to be issued pursuant to the Reorganization. This Joint Proxy Statement -- Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information with respect to the Acquiring Fund shares to be issued pursuant to the Reorganization, reference is hereby made to the Registration Statement. Statements contained in the Joint Proxy Statement -- Prospectus and the related Statement of Additional Information as to the content of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document included as an Annex hereto or filed as an exhibit to the Registration Statement.

The information in this Joint Proxy Statement -- Prospectus concerning the Acquiring Fund has been furnished by the Acquiring Fund, and the information concerning the Acquired Fund has been furnished by the Acquired Fund. This Joint Proxy Statement -- Prospectus constitutes a prospectus of the Acquiring Fund with respect to the Acquiring Fund Shares issued pursuant to the Reorganization.

                      PROPOSAL NO. 1 -- THE REORGANIZATION

The terms and conditions of the Reorganization are set forth in the Agreement and Plan of Reorganization and Liquidation. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Annex A to this Joint Proxy Statement -- Prospectus.

GENERAL


The Agreement sets forth the terms of the Reorganization, under which (a) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for newly issued common shares and newly issued shares of MuniPreferred, Series TH or Series TH2, of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund; and (b) the Acquired Fund would liquidate and distribute to its shareholders pro rata by class the Acquiring Fund Shares received. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The Board Members and officers of the Acquiring Fund are identical to those of the Acquired Fund. The investment objectives and policies of the Acquiring Fund are substantially similar to the Acquired Fund except that the Acquired Fund primarily invests in Washington Municipal Obligation. Other than the Acquired Fund's concentration in Washington Municipal Obligations, the general portfolio characteristics of the Acquiring Fund, after the Reorganization, would be substantially similar to, the Acquired Fund. If the proposals relating to the Agreement are approved, the Effective Time is expected to be the close of business on August 12, 1999. Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act by filing a Form N-8F with the Commission.

TERMS OF THE REORGANIZATION


If the Reorganization is approved and the other conditions are satisfied or waived, at the Effective Time the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund, including cash (other than cash used to pay certain Reorganization expenses of the Acquired Fund and to make a final distribution of net tax-exempt income, net ordinary taxable income and net capital gains to the shareholders of the Acquired Fund accrued as of the Effective Time), cash equivalents, Municipal Obligations and other securities, receivables and other property owned by the Acquired Fund. In exchange, the Acquiring Fund would assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund (other than certain expenses incurred by the Acquired Fund in connection with the Reorganization and the Acquired Fund's obligation to distribute any net tax-exempt income, net ordinary taxable income and net capital gains accrued as of the Effective Time), and the Acquiring Fund would issue to the Acquired Fund common shares and shares of MuniPreferred, Series TH or Series TH2, of the Acquiring Fund. The number of Acquiring Fund common shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the Acquired Fund's assets transferred to, net of the Acquired Fund's liabilities assumed by, the Acquiring Fund as of the Effective Time. The value of the Acquired Fund's net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund MuniPreferred. If Acquiring Fund shareholders approve an amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred, Series TH, shares of Acquiring Fund MuniPreferred would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH, for each share of Acquired Fund MuniPreferred, Series TH, outstanding as of the Effective Time. The Acquiring Fund's Board of Directors has approved, contingent upon Acquiring Fund shareholders not approving the amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred, Series TH, the creation of a new MuniPreferred, Series TH2, to be issued in connection with the Reorganization. If Acquiring Fund shareholders do not approve the authorization of additional shares of MuniPreferred, Series TH, shares of Acquiring Fund MuniPreferred would be issued to the Acquired Fund on the basis of one newly issued share of Acquiring Fund MuniPreferred, Series TH2, for each share of Acquired Fund MuniPreferred, Series TH outstanding.


The value of the Acquired Fund's assets to be acquired and liabilities to be assumed by the Acquiring Fund, and the net asset value per common share to be issued by the Acquiring Fund, will be determined by The Chase Manhattan Bank ("Chase"), the custodian for each Fund, as of the Effective Time. Net asset value per Acquiring Fund common share shall be computed by dividing the value of the Acquiring Fund's total assets, less liabilities and less the aggregate liquidation preference of all outstanding shares of Acquiring Fund MuniPreferred and any accumulated and unpaid dividends thereon, by the number of Acquiring Fund common shares outstanding. In determining net asset value per Acquiring Fund common share and the value of the Acquired Fund's assets, Chase utilizes the valuations of portfolio securities furnished by a pricing service approved by the Boards of the respective Funds. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of each Fund under the general supervision of that Fund's Board. The number of Acquiring Fund common shares to be issued to the Acquired Fund pursuant to the Reorganization will be calculated based upon the determinations of Chase.

In the event the Reorganization is consummated, as soon as practicable after the Effective Time, the Acquired Fund will liquidate and distribute pro rata to its common shareholders of record the Acquiring Fund common shares it receives, and pro rata by class to its preferred shareholders of record the shares of Acquiring Fund MuniPreferred it receives. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts the Acquiring Fund Shares previously credited on those books to the account of the Acquired Fund. Each common shareholder account will receive the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional Acquiring Fund common shares, to the next largest number of whole Acquiring Fund common shares) due such Acquired Fund common shareholder, and each preferred shareholder account will receive one newly issued share of Acquiring Fund MuniPreferred, Series TH or Series TH2, for each share of Acquired Fund MuniPreferred, Series TH, held by such preferred shareholder.


No fractional Acquiring Fund common shares will be issued. In lieu thereof, the Acquired Fund's transfer agent, Chase, will aggregate all fractional Acquiring Fund common shares and sell the resulting whole Acquiring Fund common shares on the NYSE on behalf of and for the account of all shareholders entitled to receive fractional interests, and each such shareholder will receive his or her pro rata share of the proceeds of such sale upon surrender of his or her Acquired Fund common share certificates.



Dividends will accumulate on shares of Acquired Fund MuniPreferred, Series TH, up to and including the day on which the Effective Time occurs and will be paid, together with the dividends then payable in respect of the shares of Acquiring Fund MuniPreferred, Series TH, to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of such shares. If additional shares of the existing Acquiring Fund's MuniPreferred, Series TH are issued in connection with the

Reorganization, the dividend rate for such shares of MuniPreferred, Series TH for the Initial Rate Period will be equal to the dividend rate for shares of the Acquiring Fund's existing MuniPreferred, Series TH established in the first Auction for shares of Series TH preceding the date of issuance of such additional shares of Series TH issued in connection with the Reorganization. If shares of a new Acquiring Fund MuniPreferred, Series TH2 is issued in connection with the Reorganization, the Initial Rate Period of the shares of Acquiring Fund MuniPreferred, Series TH2, will be a period consisting of the number of days following the day on which the Effective Time occurs that would have remained in the rate period of the shares of Acquired Fund MuniPreferred, Series TH, in effect immediately prior to the Effective Time. The dividend rate for the shares of Acquiring Fund MuniPreferred, Series TH2, for such Initial Rate Period thereof will be the dividend rate in effect immediately prior to the Effective Time for the shares of Acquired Fund MuniPreferred, Series TH. The initial auction for the shares of Acquiring Fund MuniPreferred, Series TH2, issued pursuant to the Reorganization will be held on the day on which the auction next succeeding the Effective Time would have been held for the shares of Acquired Fund MuniPreferred, Series TH, but for the Reorganization.



Following the Reorganization, every common shareholder of the Acquired Fund would own common shares of the Acquiring Fund that, except for cash payments received in lieu of fractional Acquiring Fund common shares, will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund common shares immediately prior to the Effective Time. See "Description of Common Shares Issued by the Acquiring Fund" for a description of the rights of such shareholders. Since the Acquiring Fund common shares issued to the common shareholders of the Acquired Fund would be issued at net asset value in exchange for net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund common shares so issued, the net asset value of the Acquiring Fund common shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization should result in no dilution of net asset value of any common shareholder's holdings. However, as a result of the Reorganization, common shareholders of both Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or the Acquired Fund, as the case may be.



Following the Reorganization, every preferred shareholder of the Acquired Fund would own the same number of shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, as he or she held of Acquired Fund MuniPreferred, Series TH, and the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, would have rights and preferences substantially similar to those of the shares of Acquired Fund MuniPreferred, Series TH. If shares of Acquiring Fund MuniPreferred, Series TH2 are issued in connection with this Reorganization, holders of shares of Acquiring Fund MuniPreferred, Series TH2, would be entitled to receive, on the date that, but for the Reorganization, would have been the next dividend payment date in respect of the shares of Acquired Fund MuniPreferred, Series TH, dividends accumulated in respect of the shares of Acquired Fund MuniPreferred, Series TH, (up to and including the day on which the Effective Time occurs), and in respect of such shares of Acquiring Fund MuniPreferred, Series TH2 (for an Initial Rate Period beginning the day after the day on which the Effective Time occurs), which together equal the amount of dividends that would have been paid on such date with respect to the shares of Acquired Fund MuniPreferred, Series TH, but for the Reorganization. See "-- Description of MuniPreferred Issued by the Acquiring Fund" and "-- Comparison of Rights of Holders of MuniPreferred of the Acquiring Fund and the Acquired Fund."


See "Surrender and Exchange of Acquired Fund Share Certificates" for a description of the procedures to be followed by Acquired Fund shareholders to obtain certificates representing their Acquiring Fund Shares (and cash in lieu of fractional Acquiring Fund common shares, if any).


Under the terms of the Agreement, the Reorganization is conditioned upon (a) approval by the shareholders of the Acquiring Fund and the Acquired Fund, as described under "Votes Required" below, (b) the Funds' receipt of written advice from Moody's and S&P (i) confirming that consummation of the Reorganization will not impair the "aaa" and AAA ratings assigned to the outstanding shares of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series TH, Series F or Series F2, and (ii) assigning "aaa" or AAA ratings to the shares of Acquiring Fund MuniPreferred, Series TH2, if issued pursuant to the Reorganization, (c) the Funds' receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Code (d) the absence of legal proceedings challenging the Reorganization and (e) the Funds' receipt of certain routine certificates and legal opinions. See "--Rating Agency Considerations" and "-- Certain Federal Income Tax Consequences of the Reorganization."



The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Time (a) by the written consent of the Boards of both Funds, (b) by either Fund if any condition to that Fund's obligations under the Agreement has not been satisfied or waived and it reasonably appears that such condition will not be satisfied or (c) by either Fund if the Reorganization has not occurred by October 13, 1999.



REASONS FOR THE REORGANIZATION



The respective Boards of the Acquiring Fund and the Acquired Fund, which consist of the same individuals, have concluded that the Reorganization is in the best interests of their respective Funds and unanimously recommend that the shareholders of their respective Funds vote FOR approval of the proposals relating to the Agreement. The Reorganization should allow the

Acquired Fund shareholders to benefit from a larger, more diversified portfolio with a lower management fee and total expense ratio. Acquired Fund shareholders should also benefit from a significant reduction in administrative expenses due to the economies of scale reached through the Reorganization. The Reorganization would benefit Acquiring Fund shareholders to a much smaller degree due to the Acquiring Fund's size relative to the Acquired Fund. Acquiring Fund shareholders would benefit through a nominally reduced total expense ratio, a slight increase in credit quality and slightly improved call protection. Because the benefits of the Reorganization flow primarily to the Acquired Fund, the Acquired Fund will pay for all of the costs associated with the Reorganization. See "-- Expenses Associated with the Reorganization."


Common shareholders of the Acquired Fund should benefit from a lower investment management rate as a result of the Reorganization. Acquired Fund Shareholders will realize a management fee breakpoint. Under the Acquiring Fund's Investment Management Agreement, the management fees payable by the Acquiring Fund are
 .6500% of average daily net assets for net assets of up to $125 million, .6375% for net assets in excess of $125 million (but less than $250 million), .6250% for net assets in excess of $250 million, (but less than $500 million), .6125% for net assets in excess of $500 million (but less than $1 billion), .6000% for net assets in excess of $1 billion (but less than $2 billion) and .5875% for net assets in excess of $2 billion. As of April 15, 1999, the Acquiring Fund had net assets of approximately $916 million and the Acquired Fund had net assets of approximately $52 million. Management projections estimate that the Acquiring Fund will have net assets in excess of $975 million upon completion of the Reorganization. At this level, management fees for Acquired Fund shareholders will fall to .63% from .65%.

Based upon data presented by management of the Funds, the Boards believe that administrative expenses of a larger combined Fund comprised of the assets of both Funds will be less than the aggregate expenses of the Acquired Fund, resulting in a lower expense ratio and corresponding higher earnings for its common shareholders. For the fiscal years ended October 31, 1998 and May 31, 1998, the expense ratios for the Acquiring Fund and the Acquired Fund were .79% and .91%, respectively. The pro-forma expense ratio for the combined Fund the 12 month period ended October 31, 1998 would have been .79%.

Data prepared by management of the Funds indicates that market prices of common shares of smaller funds are likely to experience greater spreads between the bid and the offer than market prices of common shares of larger funds, and that the Reorganization would result in a higher average daily trading volume, a narrower average spread between the bid and the offer and reduced price volatility for Acquired Fund common shareholders. There can be no assurance that the Reorganization will produce these anticipated benefits. However, the Boards believe that these results, if obtained, would benefit holders of Acquired Fund common shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the common shares.


The Board considered whether there would be any adverse tax consequences of the Reorganization on Acquired Fund shareholders from losing the exemption from Washington state taxes. The Board believed that most Acquired Fund shareholders, however, would not suffer any adverse tax consequences from the Reorganization from losing the exemption from Washington state taxes since the State of Washington currently has no state income tax and the state is not proposing the imposition of an income tax. Acquired Fund shareholders that are financial businesses, as defined under Washington law, will continue to be subject to the Washington business and occupation tax (a gross receipts tax) on dividends and any gain from the Acquiring Fund to the extent those amounts are not derived from interest paid on obligations of the State of Washington, its political subdivisions and its municipal corporations. While most of the investments of the Acquired Fund qualified for that deduction for Washington governmental obligations, most of the investments of the Acquiring Fund will not so qualify.



In addition, Acquired Fund shareholders will experience a slight reduction in portfolio credit quality and slightly reduced call protection. However, the Board believes that the advantages of the Reorganization for Acquired Fund shareholders greatly outweigh these portfolio factors.


Acquiring Fund shareholders will also benefit from the Reorganization, although to a smaller degree than Acquired Fund shareholders. Acquiring Fund shareholders will benefit from a nominally reduced total expense ratio, a slight increase in average credit quality and a slightly improved call protection over the next four years.


In approving the Reorganization, the respective Boards determined that the Reorganization should result in no dilution to the value of the interests of the respective Funds' existing shareholders. Although the Reorganization is expected to result in a reduction in net asset value per Acquiring Fund common share (and per Acquired Fund common share equivalent) of approximately $0.01 as a result of the estimated costs of the Reorganization, management of the Funds has advised the Boards that it expects such costs to be approximately $150,000. The Acquired Fund will pay for all of the costs associated with the Reorganization. See "Expenses Associated with the Reorganization."


In approving the Reorganization, the Boards considered a report of the Funds' management indicating that the Reorganization should not have a materially adverse overall effect on the financial status and ongoing performance of either Fund, and considered such measures as gross portfolio yield, net portfolio earnings rate as a percentage of net asset value, monthly net earnings, monthly dividends, dividend rates as a percentage of the initial offering and market price, management fees, expense ratios and undistributed net investment income balances. The Boards also examined the relative credit strength, maturity characteristics, preferred share asset coverages, mix of type and purpose, and yield of the Funds' portfolios of Municipal Obligations and the costs involved in the Reorganization. The Boards noted the many similarities between the Funds, including their similar investment objectives and policies, common management and similar portfolios of Municipal Obligations. Based on these factors, the Boards determined that the Reorganization is likely to provide benefits to the shareholders of each Fund, as discussed above, that outweigh the possible adverse effects and the costs presented by the Reorganization.

                                 VOTES REQUIRED


VOTES OF PREFERRED SHAREHOLDERS AS A SEPARATE CLASS (BOTH FUNDS)


Preferred shareholders of both Funds are being asked to approve the Agreement as a "plan of reorganization" under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the holders of shares of MuniPreferred of either Fund would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of Acquiring Fund MuniPreferred issued pursuant to the Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund MuniPreferred for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of shares of each series of that Fund's MuniPreferred, each such series voting separately as a class. Such approval requires the affirmative vote of the holders of at least a majority of the outstanding shares of that Fund's MuniPreferred entitled to vote on the proposal, each such series voting separately as a class.

COMBINED VOTE OF COMMON AND PREFERRED SHAREHOLDERS (ACQUIRED FUND)

Consummation of the Reorganization is also subject to approval of the Agreement by the common and preferred shareholders of the Acquired Fund. Adoption of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding common shares and shares of MuniPreferred of the Acquired Fund entitled to vote on the proposal, voting together as a single class.

                          RATING AGENCY CONSIDERATIONS


Under the terms of the Agreement, the Reorganization is conditioned upon (a) approval by the shareholders of the Acquiring Fund and the Acquired Fund, as described under "Votes Required" above, (b) the Funds' receipt of written advice from Moody's and S&P (i) confirming that consummation of the Reorganization will not impair the "aaa" and AAA ratings assigned to the outstanding shares of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series TH, Series F or Series F2 and (ii) assigning "aaa" or AAA ratings to the shares of Acquiring Fund MuniPreferred, Series TH2, if issued pursuant to the Reorganization, (c) the Funds' receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Code, (d) the absence of legal proceedings challenging the Reorganization and (e) the Funds' receipt of certain routine certificates and legal opinions. See "-- Rating Agency Considerations" and "-- Certain Federal Income Tax Consequences of the Reorganization."


           DESCRIPTION OF COMMON SHARES ISSUED BY THE ACQUIRING FUND

GENERAL


The Articles of Incorporation (the "Articles") of the Acquiring Fund authorizes the issuance of 200,000,000 common shares in a single class, par value $.01 per share. As of April 15, 1999, there were issued and outstanding 40,884,796 common shares of the Acquiring Fund. If the Reorganization is approved, at the Effective Time the Acquiring Fund will issue additional common shares. The number of such additional Acquiring Fund common shares will be based on the relative aggregate per share net asset values of the Acquiring Fund and the Acquired Fund, in each case as of the Effective Time. Based on the relative per share net asset values as of March 31, 1999 the Acquiring Fund would have issued approximately 2,360,860 additional common shares if the Reorganization had occurred as of that date.


The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All of the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or right to cumulative voting. The Acquiring Fund will not be permitted to declare, pay or set apart for payment any cash dividend or distribution on the Acquiring Fund common shares, unless (a) cumulative dividends on all outstanding shares of Acquiring

Fund MuniPreferred have been paid in full and (b) the Acquiring Fund meets the asset coverage test described in the Statement of Additional Information under "Description of MuniPreferred Issued by the Acquiring Fund -- Dividends -- Restrictions on Dividends and Other Payments." This latter limitation on the Acquiring Fund's ability to make distributions on common shares could under certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. See "Tax Matters Associated with Investment in the Funds" under "Additional Information About the Funds" below and in the Statement of Additional Information.

DISTRIBUTIONS


It is each Fund's present policy, which may be changed by its Board, to make regular monthly cash distributions to the holders of its common shares of net investment income at a level rate that reflects past and projected performance of the Fund, which over time will result in the distribution of all net investment income of the Fund (net investment income remaining after the payment of dividends on shares of MuniPreferred, when such shares are outstanding), and to distribute at least annually net capital gains, if any, to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of shares of MuniPreferred. Each Fund's distribution level is determined by the Board of the Fund after giving consideration to a number of factors, including the Fund's undistributed net investment income and historical and projected investment income, expenses and dividend payments on shares of MuniPreferred. Net income for each Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of each Fund are accrued each day.


To permit each Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in such Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the outstanding shares of MuniPreferred. As a result, the distributions paid by each Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income is added to each Fund's net asset value, and, correspondingly, distributions from undistributed net investment income are deducted from the Fund's net asset value.

For tax purposes, each Fund is currently required to allocate net capital gains and other taxable income, if any, between common shares and shares of MuniPreferred of the Fund in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. See "Tax Matters Associated with Investment in the Funds" under "Additional Information About the Funds" below and in the Statement of Additional Information.

Fund management does not expect the level of monthly distributions to the common shareholders of the Acquiring Fund and the Acquired Fund to be affected by the Reorganization. There can be no assurance, however, that a stable level of distributions may be maintained over the life of a Fund.

DIVIDEND REINVESTMENT PLAN

Under each Fund's Dividend Reinvestment Plan (the "Plan"), each common shareholder of the Fund may elect to have all dividends or capital gains distributions, or both, automatically reinvested by Chase, as agent for the common shareholders of the Fund (the "Plan Agent"), in additional common shares. A Fund common shareholder may make this election by completing a Dividend Reinvestment Plan Application Form. Common shareholders of the Acquired Fund who participate in the Acquired Fund's Dividend Reinvestment Plan will automatically be enrolled in the Plan upon consummation of the Reorganization and any unpaid dividends at the time of the Reorganization will be reinvested in shares of the Acquiring Fund as if subject to the Plan. Other common shareholders of the Acquired Fund will be given the opportunity to enroll in the Plan following the Effective Time. An Acquired Fund common shareholder who does not elect to participate in the Plan will receive all dividends and capital gains distributions in cash paid by check mailed directly to the record shareholder by Chase, as dividend paying agent.

Under the Plan, the number of shares equivalent to the cash distribution is determined as follows:

      (a) If the Fund common shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new common shares at the then current market price; or

      (b) If the Fund common shares are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of Fund common shares in the open market, on the NYSE or AMEX or elsewhere, for the participants' accounts. As a result of increases in the market price prior to the time the Plan Agent has completed its purchases, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the acquisition of fewer Fund common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Fund common shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

Participants in the Plan may withdraw from the Plan upon written or telephone notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Fund common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Fund common share credited to such account; or, if a participant so desires, the Plan Agent will sell his or her Fund common shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all Fund common shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by such common shareholders for tax records. The Fund common shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each such common shareholder's proxy includes those Fund common shares received pursuant to the Plan.

In the case of Fund common shareholders such as banks, brokers or nominees that hold Fund common shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of Fund common shares certified from time to time by the record shareholders as representing the total amount registered in the record common shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable on dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from Chase, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274.

ODD LOT HOLDINGS

In connection with the Reorganization, a common shareholder of the Acquired Fund might receive a number of Acquiring Fund common shares in the Reorganization which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in the Acquiring Fund's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of Acquiring Fund common shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of Acquiring Fund common shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of Acquiring Fund common shares would be issued to the holder, (b) any excess Acquiring Fund common shares or fractional Acquiring Fund common shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such holder would be discontinued.

     COMPARISON OF RIGHTS OF HOLDERS OF COMMON SHARES OF THE ACQUIRING FUND
                             AND THE ACQUIRED FUND


Notwithstanding that the Acquiring Fund is organized as a corporation under the laws of the State of Minnesota and the Acquired Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts, the common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. The provisions of the Articles of the Acquiring Fund are substantially similar to the provisions of the Declaration of the Acquired Fund, and both contain, among other things, identical super-majority voting provisions, as described under "-- Certain Provisions in the Acquiring Fund's Articles of Incorporation" below. The full text of each Fund's Articles or Declaration, as the case may be, is on file with the Commission and may be obtained as described under "Available Information." The terms of the Acquiring Fund's Dividend Reinvestment Plan are identical to the terms of the Acquired Fund's Dividend Reinvestment Plan.


           DESCRIPTION OF MUNIPREFERRED ISSUED BY THE ACQUIRING FUND

The following is a brief description of the terms of the shares of the Acquiring Fund MuniPreferred, including the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, to be issued pursuant to the Reorganization. This description assumes that the Reorganization will be consummated and that the Acquiring Fund will issue shares of its MuniPreferred pursuant to the Reorganization. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the shares of Acquiring Fund MuniPreferred in the Statement of Additional Information and in the Acquiring Fund Statement attached as Annex B to the Statement of Additional Information. Capitalized terms used but not defined herein have the meanings given them above or in the Acquiring Fund Statement.

GENERAL


The Acquiring Fund's Articles authorize the issuance of 1,000,000 preferred shares, par value $.01 per share, which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Acquiring Fund's Board. The Acquiring Fund currently has outstanding shares of MuniPreferred as follows: Series M-2,200; Series T-2,000; Series T2-1,328; Series W-1,680; Series TH-2,000; Series F-1,800; and Series F2-1,328. The Fund currently expects to issue 520 shares of a newly created Series W2 in June 1999. If the Reorganization and the amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of MuniPreferred is approved, at the Effective Time, the Acquiring Fund will issue to the Acquired Fund 680 shares of MuniPreferred, Series TH, which the Acquired Fund will then distribute to the holders of shares of Acquired Fund MuniPreferred, Series TH. If the amendment to the Acquiring Fund's Articles of Incorporation is not approved with respect to MuniPreferred, Series TH and the Reorganization is approved, at the Effective Time, the Acquiring Fund will issue to the Acquired Fund 680 shares of MuniPreferred, Series TH2, which the Acquired Fund would then distribute to the holders of shares of Acquired Fund MuniPreferred, Series TH. All shares of Acquiring Fund MuniPreferred issued pursuant to the Reorganization will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



The shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization will rank on parity with shares of any other series of Acquiring Fund MuniPreferred, and with any other series of preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon liquidation. All shares of Acquiring Fund MuniPreferred carry one vote per share on all matters on which such shares are entitled to be voted. Shares of Acquiring Fund MuniPreferred are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.


DIVIDENDS AND DIVIDEND PERIODS

General. If additional shares of the existing Acquiring Fund's MuniPreferred, Series TH are issued in connection with the Reorganization, the dividend rate for shares of MuniPreferred, Series TH, issued in connection with the Reorganization for the Initial Rate Period will be equal to the dividend rate for shares of the Acquiring Fund's existing MuniPreferred, Series TH established in the first Auction for shares of Series TH preceding the date of issuance of additional shares of Series TH to Acquired Fund shareholders in connection with the Reorganization.


If shares of a new Acquiring Fund MuniPreferred, Series TH2 are issued in connection with the Reorganization, the Initial Rate Period of the shares of Acquiring Fund MuniPreferred, Series TH2, issued pursuant to the Reorganization will be a period consisting of the number of days following the day on which the Effective Time occurs that would have remained in the rate period of the shares of Acquired Fund MuniPreferred, Series TH, in effect immediately prior to the Effective Time. Any Subsequent Rate Period of shares of Acquiring Fund MuniPreferred, Series TH2, as well as any Subsequent Rate Period of shares of outstanding Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series TH, Series F and Series F2 will be a Minimum Rate Period (7 Rate Period Days), unless the Acquiring Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See
"-- Designation of Special Rate Periods" below.



Dividends on shares of Acquiring Fund MuniPreferred issued pursuant to the Reorganization will be payable, when, as and if declared by the Acquiring Fund's Board out of funds legally available therefor in accordance with the Acquiring Fund's Articles, including the Acquiring Fund Statement, and applicable law. Providing that the Effective Time is August 12, 1999, if MuniPreferred, Series TH is issued in connection with the Reorganization, dividends will be payable on Friday, August 20, 1999, and thereafter on each Friday. If MuniPreferred, Series TH2 is issued in connection with the Reorganization, dividends will be payable on the first Friday following the end of the Initial Rate Period and thereafter on each Friday. However, in either case, (i) if the Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Friday, and (ii) the Acquiring Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of any series of Acquiring Fund MuniPreferred of more than 28 Rate Period Days.


The amount of dividends per share payable on shares of each series of Acquiring Fund MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Acquiring Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

Dividends on the shares of Acquiring Fund MuniPreferred issued pursuant to the Reorganization shall accumulate from the day following the day on which the Effective Time occurs. If MuniPreferred, Series TH2 is issued in connection with the Reorganization, the dividend rate for such shares for the Initial Rate Period thereof will be the dividend rate in effect immediately prior to the Effective Time for the shares of Acquired Fund MuniPreferred, Series TH. For each Subsequent Rate Period of shares of any series of Acquiring Fund MuniPreferred, the dividend rate will be the Applicable Rate for shares of such series that the Auction Agent advises the Acquiring Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of Acquiring Fund MuniPreferred will not be greater than the Maximum Rate, which is:

      (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

         (A) the dividend rate on shares of such series for the then-ending Rate Period; and

         (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

      (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

If an Auction for any Subsequent Rate Period of shares of any series of Acquiring Fund MuniPreferred is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Acquiring Fund MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Acquiring Fund shall have paid a late charge, as described more fully under "Description of MuniPreferred Issued by the Acquiring Fund -- Dividends -- Determination of Dividend Rate" in the Statement of Additional Information, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Acquiring Fund MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully under "Description of MuniPreferred Issued by the Acquiring Fund -- Dividends -- Determination of Dividend Rate" in the Statement of Additional Information, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for shares of such series for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below, ba3'/ BB --").

If the Acquiring Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of Acquiring Fund MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Acquiring Fund shall not have paid a late charge, as described more fully under "Description of MuniPreferred Issued by the Acquiring
Fund -- Dividends -- Determination of Dividend Rate" in the Statement of Additional Information, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below ba3'/BB --").


A failure to pay dividends on or the redemption price of shares of any series of Acquiring Fund MuniPreferred shall have been cured with respect to any Rate Period thereof if, within the respective time periods described under "Description of MuniPreferred Issued by the Acquiring
Fund -- Dividends -- Determination of Dividend Rate" in the Statement of Additional Information, the Acquiring Fund shall have paid to the Auction Agent
(a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Acquiring Fund; provided, however, that the foregoing clause (b) shall not apply to the Acquiring Fund's failure to pay the redemption price in respect of shares of Acquiring Fund MuniPreferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

Gross-up Payments. Holders of shares of Acquiring Fund MuniPreferred are entitled to receive, when, as and if declared by the Acquiring Fund's Board, out of funds legally available therefor in accordance with the Acquiring Fund's Declaration, including the Acquiring Fund Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:


If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Acquiring Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of Acquiring Fund MuniPreferred without having given advance notice thereof to the Auction Agent as described under "-- The Auction -- Auction Procedures" (a "Taxable Allocation") below solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Acquiring Fund MuniPreferred or the liquidation of the Acquiring Fund, the Acquiring Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Acquiring Fund.


If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Acquiring Fund makes a Taxable Allocation to a dividend paid on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Acquiring Fund.

A "Gross-up Payment" means payment to a holder of shares of Acquiring Fund MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations had been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; assuming that no holder of shares of Acquiring Fund MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of shares of Acquiring Fund MuniPreferred at the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect during the calendar year in question.

Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any shares of Acquiring Fund MuniPreferred are outstanding, the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its common shares) in respect of its common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any of its common shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the shares of Acquiring Fund MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of Acquiring Fund MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; (b) the Acquiring Fund shall have redeemed the full number of shares of Acquiring Fund MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (c) immediately after such transaction the Discounted Value of the Acquiring Fund's portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Acquiring Fund shares ranking, as to the payment of dividends, on a parity with shares of Acquiring Fund MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Acquiring Fund MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Acquiring Fund MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of Acquiring Fund MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of Acquiring Fund MuniPreferred and any such other class or series of shares ranking on a parity as to the payment of dividends with shares of Acquiring Fund MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of Acquiring Fund MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Acquiring Fund MuniPreferred and such class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

The Acquiring Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of either series of Acquiring Fund MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Acquiring Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Acquiring Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

VOTING RIGHTS


In addition to voting rights described under "-- Certain Provisions in the Acquiring Fund's Articles of Incorporation" and in the Statement of Additional Information under "Investment Objectives and Policies -- Investment Restrictions," holders of Acquiring Fund preferred shares, including shares of Acquiring Fund MuniPreferred, voting as a separate class, are entitled to elect
(a) two directors of the Acquiring Fund at all times and (b) a majority of the directors if at any time dividends on Acquiring Fund preferred shares shall be unpaid in an amount equal to two years dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, directors shall be elected by holders of Acquiring Fund common shares and preferred shares (including shares of Acquiring Fund MuniPreferred), voting together as a single class. Except as otherwise specified under "-- Certain Provisions in the Acquiring Fund's Articles of Incorporation" below, the Acquiring Fund may not, among other things, without the approval of the holders of a "majority of the outstanding" shares of Acquiring Fund MuniPreferred, voting as a separate class, approve any plan of reorganization adversely affecting shares of Acquiring Fund MuniPreferred.


The Acquiring Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Acquiring Fund MuniPreferred outstanding at the time (voting separately as one class): (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Acquiring Fund MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of any series of Acquiring Fund MuniPreferred or (b) amend, alter or repeal the provisions of the Acquiring Fund's Articles, including the Acquiring Fund Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of shares of Acquiring Fund MuniPreferred or the holders thereof. The Acquiring Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Acquiring Fund MuniPreferred outstanding at the time (voting separately as one class) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. Notwithstanding clause (a) of the first sentence of this paragraph, but subject to the written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned to outstanding Acquiring Fund MuniPreferred, the Acquiring Fund, without the vote or consent of the holders of Acquiring Fund MuniPreferred, may from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of any series of MuniPreferred or, classes or series of preferred stock ranking on a parity with shares of Acquiring Fund MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation of the Acquiring Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all preferred stock of the Acquiring Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $308,400,000 (after giving effect to the Reorganization). For purposes of clause (b) of the first sentence of this paragraph, (i) none of the actions permitted by the exception to clause (a) of the first sentence of this paragraph will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of Acquiring Fund MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation of the Acquiring Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of Acquiring Fund MuniPreferred and such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. If any action set forth above would adversely affect the rights of one or more series of Acquiring Fund MuniPreferred in a manner different from any other series of Acquiring Fund MuniPreferred, the Acquiring Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such series of Acquiring Fund MuniPreferred (voting separately as a class).


REDEMPTION

Mandatory Redemption. In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred, shares of Acquiring Fund MuniPreferred will be subject to mandatory redemption on a date specified by the Acquiring Fund's Board, out of funds legally available therefor in accordance with the Acquiring Fund's Articles, including the Acquiring Fund Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of Acquiring Fund MuniPreferred necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be.

Optional Redemption. Shares of Acquiring Fund MuniPreferred of each series are redeemable, at the option of the Acquiring Fund:

      (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Acquiring Fund's Articles, including the Acquiring Fund Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 500 shares of such series would remain outstanding and (ii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Acquiring Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

      (b) as a whole but not in part, out of funds legally available therefor in accordance with the Acquiring Fund's Articles, including the Acquiring Fund Statement and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.


Notwithstanding the foregoing, if any dividends on shares of any series of Acquiring Fund MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Acquiring Fund shall not purchase or otherwise acquire any shares of such series provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series; pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of Acquiring Fund MuniPreferred with respect to the distribution of assets upon liquidation of the Acquiring Fund, upon a liquidation of the Acquiring Fund, whether voluntary or involuntary, the holders of shares of Acquiring Fund MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Acquiring Fund common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Acquiring Fund. After the payment to the holders of shares of Acquiring Fund MuniPreferred of the full preferential amounts provided for as described herein, the holders of shares of Acquiring Fund MuniPreferred as such shall have no right or claim to any of the remaining assets of the Acquiring Fund.

Neither the sale of all or substantially all the property or business of the Acquiring Fund, nor the merger or consolidation of the Acquiring Fund into or with any other corporation nor the merger or consolidation of any corporation into or with the Acquiring Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES

The Acquiring Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value as described in the Statement of Additional Information under "Description of MuniPreferred Issued by the Acquiring Fund -- Rating Agency Guidelines." To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Acquiring Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Acquiring Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Acquiring Fund's total assets. The MuniPreferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of Acquiring Fund MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.


The Acquiring Fund is also required under rating agency guidelines to maintain, with respect to shares of Acquiring Fund MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Acquiring Fund MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act MuniPreferred Asset Coverage"). Based on the composition of the respective portfolios of the Acquiring Fund and the Acquired Fund and market conditions as of April 15, 1999, 1940 Act MuniPreferred Asset Coverage with respect to shares of Acquiring Fund MuniPreferred, assuming the issuance on the date thereof of all shares of Acquiring Fund MuniPreferred contemplated to be issued pursuant to the Reorganization, would have been computed as follows:


      Value of Acquiring Fund assets less liabilities
                   not constituting senior securities          =   $916,144,171   =   297%
Senior securities representing indebtedness plus liquidation       $308,400,000
    value of the shares of Acquiring Fund MuniPreferred


In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred, the Acquiring Fund will be required to redeem shares of Acquiring Fund MuniPreferred as described under "-- Redemption -- Mandatory Redemption" above.


The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described under "Rating Agency Considerations" above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of Acquiring Fund MuniPreferred may, at any time, change or withdraw any such rating. The Acquiring Fund's Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of Acquiring Fund MuniPreferred.

As recently described by Moody's and S&P, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the shares of Acquiring Fund MuniPreferred are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of Acquiring Fund MuniPreferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Acquiring Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

A rating agency's guidelines will apply to shares of Acquiring Fund MuniPreferred only so long as such rating agency is rating such shares. The Acquiring Fund will pay certain fees to Moody's or S&P, or both, for rating shares of Acquiring Fund MuniPreferred.

                                  THE AUCTION

GENERAL


The Acquiring Fund Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of Acquiring Fund MuniPreferred, including the shares of Acquiring Fund MuniPreferred, Series TH, to be issued pursuant to the Reorganization, for each Rate Period after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Acquiring Fund Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Acquiring Fund Statement attached as Annex B to the Statement of Additional Information for a more complete description of the Auction process.


AUCTION PROCEDURES

Prior to the Submission Deadline on each Auction Date for shares of a series of Acquiring Fund MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

      - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

      - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

      - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Acquiring Fund MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for such shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to shares of such series to its Broker dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares of such series to its Broker-Dealer will be deemed to have submitted a Hold Order for shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Acquiring Fund MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of Acquiring Fund MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of Acquiring Fund MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Acquiring Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Acquiring Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Acquiring Fund MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Acquiring Fund MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Acquiring Fund.

If Sufficient Clearing Bids for shares of a series of Acquiring Fund MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of Acquiring Fund MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of Acquiring Fund MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Acquiring Fund MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Acquiring Fund MuniPreferred are set forth in the Acquiring Fund Statement
attached as Annex   to the Statement of Additional Information.


The first Auction for shares of Acquiring Fund MuniPreferred, Series TH, will be held on the Business Day first preceding the Dividend Payment Date for the Initial Rate Period of such series. See "-- Description of MuniPreferred Issued by the Acquiring Fund -- Dividends and Dividend Periods." Thereafter, Auctions for shares of such series will normally be held every Thursday and each Subsequent Rate Period of shares of such series will normally begin on the following Friday.


Whenever the Acquiring Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Acquiring Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF ACQUIRING FUND MUNIPREFERRED

The Broker-Dealers maintain a secondary trading market in shares of Acquiring Fund MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of Acquiring Fund MuniPreferred will provide owners with liquidity of investment. The shares of Acquiring Fund MuniPreferred are not registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations System. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

Unless otherwise permitted by the Acquiring Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of a series of Acquiring Fund MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures or to a Broker-Dealer; provided, however, that in the case of all transfers other than pursuant to Auctions, (i) any such Beneficial Owner or any such Existing Holder that is not a Broker-Dealer shall advise its Broker-Dealer of such transfer, who in turn shall advise the Auction Agent of such transfer and (ii) any such Existing Holder that is a Broker-Dealer shall advise the Auction Agent of such transfer.

            COMPARISON OF RIGHTS OF HOLDERS OF MUNIPREFERRED OF THE
                      ACQUIRING FUND AND THE ACQUIRED FUND

The terms of the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization will be substantially similar to the outstanding shares of Acquired Fund MuniPreferred, Series TH.

            COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF
                    THE ACQUIRING FUND AND THE ACQUIRED FUND

GENERAL


Each Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt Municipal Obligations, current income exempt from regular Federal income tax, consistent with the Fund's investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt Municipal Obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The secondary investment objective of the Acquired Fund is the enhancement of portfolio value relative to the Washington municipal bond market through investments in tax-exempt Washington Municipal Obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. See "-- Portfolio Investments." Underrated Municipal Obligations are those whose ratings do not, in the Adviser's opinion, reflect their true value. Municipal Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. Each Fund's investment in underrated or undervalued Municipal Obligations will be based on the Adviser's belief that the prices of such Municipal Obligations should ultimately reflect their true value. Accordingly, "enhancement of portfolio value relative to the municipal bond market" refers to each Fund's objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, each Fund's secondary investment objective is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund will seek enhancement of portfolio value relative to the municipal bond market by prudent selection of Municipal Obligations, regardless of which direction the market may move. Any capital appreciation realized by a Fund will generally result in the distribution of taxable capital gains to Fund shareholders. Each Fund is currently required to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common shares and shares of MuniPreferred. See
"-- Tax Matters Associated with Investment in the Funds" and " -- The
Auction -- Auction Procedures."


PORTFOLIO INVESTMENTS

Except to the extent either Fund invests in temporary investments as described below and more fully in the Statement of Additional Information, the Acquiring Fund will, as a fundamental policy, invest substantially all (in excess of 80%) of its assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P or in unrated Municipal Obligations which, in the opinion of the Adviser, have characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquiring Fund may not invest more than 20% of its assets in such unrated Municipal Obligations. The Acquired Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Washington Municipal Obligations rated at the time of purchase within the four highest grades by Moody's or S&P, or in unrated Washington Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Washington Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquired Fund may not invest more than 20% of its assets in such unrated Washington Municipal Obligations.

Each Fund will not invest in any rated Municipal Obligations that are rated lower than Baa by Moody's or BBB by S&P at the time of purchase. Municipal Obligations rated Baa or BBB are considered "investment grade" securities; Municipal Obligations rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Obligations rated AAA in which each Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Annex A.


The foregoing investment objectives and policies are fundamental policies of each Fund and may not be changed without the approval of the holders of a "majority of the outstanding" common shares and preferred shares of that Fund, including shares of that Fund's MuniPreferred, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares of the Fund, including shares of that Fund's MuniPreferred, voting as a separate class. For purposes of the foregoing, "-- Investment Restrictions" below, and the first paragraph under " -- Description of MuniPreferred Issued by the Acquiring Fund -- Voting Rights" above, "majority of the outstanding," when used with respect to particular shares of a Fund, means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.



Both Funds emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions. Moreover, during temporary defensive periods, and in order to keep cash on hand fully invested, both Funds may invest any percentage of its assets in temporary investments, the income on which may be either tax-exempt or taxable. Both Funds intend to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Both Funds will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's or S&P, and which mature within one year from the date of purchase or carry a variable or floating rate of interest.


MUNICIPAL OBLIGATIONS

"Municipal Obligations" are debt obligations issued by states, cities and local authorities, and certain possessions and territories of the United States, to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular Federal income tax. The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities.

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. On such transactions the payment obligation is fixed at the time the buyer enters into the commitment. This involves an element of risk to a Fund when it is the buyer because at the time of delivery the market value of the Municipal Obligations may be less than such Fund's payment obligation. Each Fund is required under the rules of the Commission to maintain in a segregated account liquid assets, consisting of cash, U.S. government securities or other high grade debt obligations, equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account of a Fund may be taxable to shareholders of that Fund.

INVESTMENT RESTRICTIONS

Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a "majority of the outstanding" common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:

       (1) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described in the Statement of Additional Information under Certain Trading Strategies of each Fund -- Financial Futures and Options Transactions.

       (2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options that represent no more than 10% of such Fund's total assets and are otherwise within the limits described in the Statement of Additional Information under Certain Trading Strategies of each Fund -- Financial Futures and Options Transactions.

       (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of such Fund's total assets including the amount borrowed; while any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made;

       (4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

       (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


       (6) Purchase or sell real estate, but this shall not prevent such Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;


       (7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of such Fund's total assets and are otherwise within the limits described in the Statement of Additional Information under Certain Trading Strategies of each Fund -- Financial Futures and Options Transactions.

       (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

       (9) Invest in securities other than Municipal Obligations and temporary investments as described in "Additional Information about the Funds -- Investment Objectives and Policies -- Portfolio Investments," and purchase financial futures and options except for futures and options that represent no more than 10% of a Fund's total assets and are otherwise within the limits described in the Statement of Additional Information Under Certain Trading Strategies of each Fund -- Financial Futures and Options Transactions.

      (10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of such Fund's total assets;

      (11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowing permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of such Fund's total assets;

      (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

      (13) Purchase or retain the securities of any issuer other than the securities of such Fund if, to such Fund's knowledge, those directors or trustees of such Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

Notwithstanding the foregoing, certain restrictions imposed by Moody's or S&P, or both, on borrowing money, engaging in short sales of securities, lending securities, buying and selling futures contracts and writing put or call options at any time a Fund's shares of MuniPreferred are outstanding, as described in the Statement of Additional Information under Certain Trading Strategies of each Fund -- Financial Futures and Options Transactions are not fundamental policies and may be changed by a Fund from time to time without shareholder approval, but only in the event such Fund receives written confirmation from Moody's or S&P, as appropriate, that such change would not impair the ratings then assigned by Moody's or S&P, or both, to shares of such Fund's MuniPreferred.

The foregoing restrictions and limitations apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

      CERTAIN PROVISIONS IN THE ACQUIRING FUND'S ARTICLES OF INCORPORATION

The Acquiring Fund's Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquiring Fund. Specifically, the Acquiring Fund's Articles require the affirmative vote of the holders of at least 66 2/3% of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares (including shares of Acquiring Fund MuniPreferred) then entitled to be voted, voting together as a single class, except as described below, to authorize any of the following transactions:

      (a) conversion of the Acquiring Fund from a closed-end to an open-end investment company,

      (b) a merger or consolidation of the Acquiring Fund with another corporation or a reorganization or recapitalization,

      (c) a sale, lease or transfer of all or substantially all of the Acquiring Fund's assets (other than in the regular course of the Acquiring Fund's investment activities), or

      (d) a liquidation or dissolution of the Acquiring Fund,

unless such transaction has been authorized by the affirmative vote of 66 2/3% of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares (including shares of Acquiring Fund MuniPreferred), voting together as a single class, is required. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Acquiring Fund Preferred Shares (including shares of Acquiring Fund MuniPreferred), the action in question will also require the approval of the holders of 66 2/3% of the Acquiring Fund Preferred Shares (including shares of Acquiring Fund MuniPreferred) voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the transaction has been authorized by the affirmative vote of 66 2/3% of the total number of directors fixed in accordance with the By-Laws. The 66 2/3% vote required under certain circumstances to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve the other transactions described above are higher than those required by the 1940 Act. The Acquiring Fund's Board believes that the provisions of the Acquiring Fund's Articles relating to such higher votes are in the best interest of the Acquiring Fund and its shareholders.


Reference should be made to the Acquiring Fund's Articles on file with the Commission for the full text of these provisions, which could have the effect of depriving shareholders of the Acquiring Fund of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.


           SURRENDER AND EXCHANGE OF ACQUIRED FUND SHARE CERTIFICATES

After the Effective Time, each holder of an outstanding certificate or certificates formerly representing common shares or shares of MuniPreferred of the Acquired Fund ("Acquired Fund Shares") will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of Acquiring Fund Shares distributable with respect to such holder's Acquired Fund Shares, together with cash in lieu of any fractional Acquiring Fund common share. Promptly after the Effective Time, the Transfer Agent will mail to each holder of certificates formerly representing Acquired Fund

Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Shares and cash in lieu of any fractional Acquiring Fund common share.

PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, HOLDERS OF ACQUIRED FUND SHARES WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR ACQUIRED FUND SHARE CERTIFICATES FOR ACQUIRING FUND SHARE CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL ACQUIRING FUND COMMON SHARES.

From and after the Effective Time, certificates formerly representing Acquired Fund Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund common shares or shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, as the case may be, distributable with respect to such Acquired Fund Shares in the Reorganization, provided that until such Acquired Fund Share certificates have been so surrendered, no dividends payable to the holders of record of Acquiring Fund Shares as of any date subsequent to the liquidation of the Acquired Fund are required to be paid to the holders of such outstanding Acquired Fund Share certificates. Unpaid dividends on Acquiring Fund Shares to holders of record as of any date after the liquidation of the Acquired Fund and prior to the exchange of certificates by any Acquired Fund shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders his or her Acquired Fund Share certificates for exchange.

From and after the Effective Time, there will be no transfers on the record transfer books of the Acquired Fund. If, after the Effective Time, certificates representing Acquired Fund Shares are presented to the Acquired Fund, they will be cancelled and exchanged for certificates representing the Acquiring Fund Shares and, if applicable, the cash in lieu of fractional Acquiring Fund common shares distributable with respect to such Acquired Fund Shares in the Reorganization.

                  EXPENSES ASSOCIATED WITH THE REORGANIZATION


In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $150,000, which includes additional stock exchange listing fees, Commission registration fees, legal and accounting fees and proxy and distribution costs. These expenses are to be paid by the Acquired Fund.



Reorganization expenses have been or will be expensed prior to the Effective Time. Management of the Acquired Fund expects that reduced operating expenses resulting from the Reorganization should allow the recovery of the projected costs of the Reorganization within approximately 25 months after the Effective Time.


                  DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

Under Minnesota law and the Articles of the Acquiring Fund, shareholders of the Acquiring Fund do not have dissenters' rights of appraisal with respect to the Reorganization. Under Massachusetts law and the Declaration of the Acquired Fund, shareholders of the Acquired Fund do not have dissenters' rights of appraisal with respect to the Reorganization.


         CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION



As a condition to closing, the Funds will receive the opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Funds, to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code. Accordingly, neither Fund will recognize gain or loss for Federal income tax purposes as a result of the Reorganization. The following discussion summarizes the anticipated Federal income tax treatment to shareholders of the Acquired Fund.


EXCHANGE OF ACQUIRED FUND SHARES SOLELY FOR ACQUIRING FUND SHARES


A common shareholder of the Acquired Fund who receives common shares of the Acquiring Fund pursuant to the Reorganization will recognize no gain or loss for Federal income tax purposes, except with respect to the cash received for a fractional Acquiring Fund common share interest, if any. See "-- Fractional Common Share Interests" below. Likewise, a holder of shares of Acquired Fund MuniPreferred who receives shares of Acquiring Fund MuniPreferred pursuant to the Reorganization will recognize no gain or loss for Federal income tax purposes.



The aggregate basis of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including any fractional Acquiring Fund common share interest to which he or she may be entitled) will be the same as the shareholder's aggregate basis in the Acquired Fund Shares surrendered in exchange therefor.


The holding period of the Acquiring Fund Shares received by a shareholder of the Acquired Fund (including any fractional Acquiring Fund common share interest to which he or she may be entitled) will include the period during which the shareholder's Acquired Fund Shares were held, provided such Acquired Fund Shares were held as a capital asset at the Effective Time.

For Federal income tax reasons, the Acquired Fund must declare a distribution to its shareholders of all net tax-exempt income, net ordinary taxable income and net capital gains, if any, prior to the end of its fiscal year, which declaration will occur at or prior to the Effective Time.

FRACTIONAL COMMON SHARE INTERESTS

No fractional Acquiring Fund common shares will be issued pursuant to the Reorganization. Cash payments received by an Acquired Fund shareholder in lieu of a fractional Acquiring Fund common share will be treated as received by such shareholder as a distribution in redemption by the Acquiring Fund of that fractional common share interest and will be treated as a distribution in full payment in exchange for the fractional Acquiring Fund common share interest, resulting in a capital gain or loss for Federal income tax purposes (provided the redemption is not substantially equivalent to a dividend), assuming the Acquired Fund common shares exchanged for cash in lieu of the fractional Acquiring Fund common share were held as a capital asset at the Effective Time.

THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. ACQUIRED FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

THE ACQUIRING FUND AND ACQUIRED FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE REORGANIZATION.

                       PROPOSAL NO. 2 -- AMENDMENT OF THE
                      ACQUIRING FUND STATEMENT (ACQUIRING
                            FUND SHAREHOLDERS ONLY)


The Board of Directors of the Acquiring Fund has proposed that the Acquiring Fund Statements dated June 1, 1993 relating to Series T, TH and F MuniPreferred and September 8, 1994 relating to Series M, T2 W and F2 MuniPreferred be amended so that 10,000 shares of each existing series of Acquiring Fund MuniPreferred (the"Amendment") are authorized.


The Amendment would give the Acquiring Fund the flexibility to issue additional shares of MuniPreferred to adjust the Acquiring Fund's leverage structure in response to market conditions. Additional shares could be issued without amending the Acquired Fund's Statement. Therefore, the Acquiring Fund could issue additional shares of MuniPreferred without the added cost of seeking shareholder approval subject to the requirement of obtaining rating agency approval prior to issuance. Additional leverage would increase the Acquiring Fund's volatility and the risks of loss in a declining market. However, the Acquiring Fund would still be required under rating agency guidelines to maintain asset coverage of at least 200% and the asset coverage requirements of the 1940 Act. See, "Rating Agency Guidelines." Currently, the Board of Directors of the Acquiring Fund has no intention to issue additional shares of Acquiring Fund MuniPreferred except for shares of Series TH or Series TH2 to be issued in connection with the Reorganization.


The Acquiring Fund currently has authorized and outstanding shares of MuniPreferred as follows: Series M-2,200; Series T-2,000; Series T2-1,328; Series W-1,680; Series TH-2,000; Series F-1,800; and Series F2-1,328. The Acquiring Fund expects to file another Statement authorizing 10,000 shares of a newly created Series W2 and issue 520 shares of Series W2 in June 1999. If the Amendment is approved, the Acquiring Fund will have authorized 10,000 shares of each Series of MuniPreferred but will have the same number of shares of MuniPreferred of each Series outstanding, except if the Reorganization and the Amendment are approved, the Acquiring Fund will issue an additional 680 MuniPreferred, Series TH shares to Acquired Fund shareholders and the outstanding shares of MuniPreferred, Series TH would be 2,680. If the Amendment is not approved and the Reorganization is approved, the Acquired Fund would have 10,000 shares of MuniPreferred, Series TH2 authorized and 680 shares of MuniPreferred, Series TH2 outstanding.


THE ACQUIRING FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.

VOTE REQUIRED

Approval of the proposed amendment requires (a) the affirmative vote of the holders of Acquiring Fund common shares of the greater of (1) a majority of the voting power of the shares present and entitled to vote on the proposal or (2) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting and (b) the affirmative vote of the holders of each series of Acquiring Fund MuniPreferred, voting separately by series, of the greater of (1) a majority of the voting power of the shares of such series present and entitled to vote on the proposal or (2) a majority of the voting power of the minimum number of the shares of such series entitled to vote that would constitute a quorum for the transaction of business at the meeting.

               PROPOSAL NO. 3 -- ELECTION OF BOARD MEMBERS OF THE
               ACQUIRING FUND (ACQUIRING FUND SHAREHOLDERS ONLY)

Shareholders of the Acquiring Fund are being asked to vote for the election of seven (7) Board Members of the Fund to serve until the next Annual Meeting and until their successors have been duly elected and qualified. Under the terms of the Acquiring Fund's Articles, under normal circumstances holders of shares of the Fund's MuniPreferred are entitled to elect two Fund Board Members, and the remaining Board Members are to be elected by holders of the Fund's common shares and shares of MuniPreferred, voting together as a single class.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. (See, however, "The Annual Meetings -- Voting; Proxies" above.) Each of the nominees listed below has agreed to serve as a Board Member of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board.

Shareholders of the Fund will be entitled to one vote for each share held for the election of Board Members. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of the Acquiring Fund will be required to elect the Board Members for the Fund.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of the Fund and the number of common shares of the Fund and of all Nuveen funds (excluding money market funds) which each nominee beneficially owned as of April 30, 1999. All of the nominees were last elected to each Board at the 1998 annual meeting of shareholders. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.


Except for Mr. Schwertfeger, none of the Board Members have ever been a director of, employee of or a consultant to John Nuveen & Co. or any affiliate.


THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I

NOMINEES FOR THE ACQUIRING FUND TO BE ELECTED BY ALL SHAREHOLDERS


----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FULL COMMON SHARES
                                                                                                          BENEFICIALLY OWNED
                                                                            YEAR FIRST ELECTED OR    -----------------------
                                                                                      APPOINTED A    ACQUIRING    ALL NUVEEN
NAME, AGE AND PRINCIPAL OCCUPATIONS OF NOMINEES AS OF APRIL 30, 1999(1)              BOARD MEMBER      FUND(2)      FUNDS(3)
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner, 58                                                                        1997            0        12,429
Board Member; private
investor and management consultant
Lawrence H. Brown, 64                                                                        1993            0         7,265
Board Member; retired in August 1989 as Senior Vice President of The
Northern Trust Company (banking and trust industry)
Anne E. Impellizzeri, 66                                                                     1994            0         3,648
Board Member; Executive Director (since 1998) of Manitoga (center for
Russel Wright's design/home and landscape), formerly President and
Chief Executive Officer of Blanton-Peale Institute (a training and counseling organization)
Peter R. Sawers, 66                                                                          1993            0        12,768
Board Member; Adjunct Professor of Business and Economics, University
of Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate School of
Management, Lake Forest, Illinois; Chartered Financial Analyst;
Certified Management Consultant
Judith M. Stockdale, 51                                                                      1997            0           429
Board Member; Executive Director (since 1994) of the Gaylord and
Dorothy Donnelley Foundation a private family foundation; prior thereto, Executive Director (from 1990 to 1994) of the Great Lakes
Protection Fund
----------------------------------------------------------------------------------------------------------------------------

TABLE II

NOMINEES FOR THE ACQUIRING FUND TO BE ELECTED BY HOLDERS OF MUNIPREFERRED


----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FULL COMMON SHARES
                                                                                                          BENEFICIALLY OWNED
                                                                            YEAR FIRST ELECTED OR    -----------------------
                                                                                      APPOINTED A    ACQUIRING    ALL NUVEEN
NAME, AGE AND PRINCIPAL OCCUPATIONS OF NOMINEES AS OF APRIL 30, 1999(1)              BOARD MEMBER      FUND(2)      FUNDS(3)
----------------------------------------------------------------------------------------------------------------------------
William J. Schneider, 54                                                                     1997    12,000(4)        39,790
Board Member, Senior partner and Chief Operating Officer, Miller-
Valentine Partners; Vice President, Miller-Valentine Group (commercial real estate); Member Community Advisory Board, National City Bank,
Dayton, Ohio
*Timothy R. Schwertfeger, 50                                                                 1994            0       228,440
Chairman of the Board (since July 1996); Trustee and President of the
Funds advised by Nuveen Institutional Advisory Corp. (since July 1996);
Chairman (since July 1996), Director, previously Executive Vice
President, of The John Nuveen Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Director
(since 1996) of Institutional Capital Corporation; Chairman and
Director of Nuveen Asset Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since 1999)
----------------------------------------------------------------------------------------------------------------------------


(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.


(1) As of June 1, 1999, the Board Members and nominees were board members of 36 Nuveen open-end funds and 55 closed-end funds managed by Nuveen Advisory Corp. ("NAC funds"). In addition, Mr. Schwertfeger is a board member nominee of six open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").


(2) No nominee beneficially owned any shares of MuniPreferred of the Funds.


(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC and NIAC Funds referred to in note (1) above (excluding money market funds). Includes share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan ("Deferred Units"), as more fully described below. Also includes shares held by Mr. Schwertfeger in Nuveen's 401(k)/profit sharing plan.



(4) Represents shares held by Mr. Schneider's spouse.



The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees. Under the plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more Eligible Funds. The Acquiring Fund is a Participating Fund.



The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by the Fund to each Board Member for its fiscal year ended October 31, 1998 and (ii) during the calendar year 1998.


------------------------------------------------------------------------------------------------
                                                                AGGREGATE            TOTAL
                                                               COMPENSATION       COMPENSATION
                                                                 FROM THE         NUVEEN FUNDS
                                                                ACQUIRING         ACCRUED FOR
                    NAME OF BOARD MEMBER                           FUND         BOARD MEMBERS(1)
------------------------------------------------------------------------------------------------
Robert P. Bremner                                                     $1,161             $71,500
Lawrence H. Brown                                                     $1,270             $79,000
Anne E. Impellizzeri                                                  $1,161             $71,500
Peter R. Sawers                                                       $1,161             $72,000
William J. Schneider                                                  $1,161             $71,500
Judith M. Stockdale                                                   $1,161             $72,000
------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.


Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Acquiring Fund's Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of the Fund did not hold any meetings for the fiscal year ended October 31, 1998.



Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for the Acquiring Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of the Acquiring Fund held fourteen meetings during the fiscal year ended October 31, 1998.


The Acquiring Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of each Fund's independent public auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of the Fund held two meetings for the fiscal year ended October 31, 1998.

Nomination of those Board Members who are not "interested persons" of the Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of the Fund held one meeting for the fiscal year ended October 31, 1998. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.


The Board of the Fund held five meetings for the fiscal year ended October 31, 1998. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).


The following table sets forth information as of April 30, 1999 with respect to each executive officer of the Fund, other than executive officers who are Board Members and included in the table relating to nominees for the Board. Officers of the Fund receive no compensation from the Fund. With respect to the Fund, the term of office of all officers will expire in July 2000.

          NAME            AGE     POSITION WITH FUNDS           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire         38     Vice President and        Vice President and General Counsel (since September
                                 Assistant Secretary       1997) and Secretary (since May 1998) of The John Nuveen
                                 (since 1998)              Company, John Nuveen & Co. Incorporated, Nuveen
                                                           Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                           prior thereto, partner in the law firm of Kirkland &
                                                           Ellis.
Peter H. D'Arrigo         31     Vice President and        Vice President of John Nuveen & Co. Incorporated (since
                                 Treasurer (since 1999)    January 1999), prior thereto, Assistant Vice President
                                                           (from January 1997); formerly, Associate of John Nuveen
                                                           & Co. Incorporated; Chartered Financial Analyst.
Michael S. Davern         41     Vice President (since     Vice President of Nuveen Advisory Corp. (since January
                                 1997)                     1997); prior thereto, Vice President and Portfolio
                                                           Manager of Flagship Financial Inc. (from September 1991
                                                           to January 1997).
Lorna C. Ferguson         53     Vice President (since     Vice President of John Nuveen & Co. Incorporated; Vice
                                 1998)                     President of Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp. (since January 1998).
William M. Fitzgerald     35     Vice President (since     Vice President of Nuveen Advisory Corp. (since December
                                 1996)                     1995); prior thereto, Assistant Vice President of
                                                           Nuveen Advisory Corp. (from September 1992 to December
                                                           1995); Chartered Financial Analyst.
Stephen D. Foy            44     Vice President and        Vice President of John Nuveen & Co. Incorporated and
                                 Controller (since         (since May 1998) The John Nuveen Company; Certified
                                 1998)                     Public Accountant.
J. Thomas Futrell         43     Vice President (since     Vice President of Nuveen Advisory Corp.; Chartered
                                 1993)                     Financial Analyst.
Richard A. Huber          36     Vice President (since     Vice President of Nuveen Institutional Advisory Corp.
                                 1997)                     (since March 1998) and Nuveen Advisory Corp. (since
                                                           January 1997); prior thereto, Vice President and
                                                           Portfolio Manager of Flagship Financial Inc.
Steven J. Krupa           41     Vice President (since     Vice President of Nuveen Advisory Corp.
                                 1993)

          NAME            AGE     POSITION WITH FUNDS           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------
Larry W. Martin           47     Vice President and        Vice President, Assistant Secretary and Assistant
                                 Assistant Secretary       General Counsel of John Nuveen & Co. Incorporated; Vice
                                 (since 1993)              President and Assistant Secretary of Nuveen Advisory
                                                           Corp. and Nuveen Institutional Advisory Corp.;
                                                           Assistant Secretary of The John Nuveen Company and
                                                           (since January 1997) Nuveen Asset Management Inc.
Edward F. Neild, IV       33     Vice President (since     Vice President of Nuveen Advisory Corp. and Nuveen
                                 1996)                     Institutional Advisory Corp. (since September 1996);
                                                           prior thereto, Assistant Vice President of Nuveen
                                                           Advisory Corp. (from December 1993 to September 1996)
                                                           and Nuveen Institutional Advisory Corp. (from May 1995
                                                           to September 1996); Chartered Financial Analyst.
Stephen S. Peterson       41     Vice President (since     Vice President (since September 1997), Assistant Vice
                                 1997)                     President (from September 1996 to September 1997) and
                                                           Portfolio Manager prior thereto, of Nuveen Advisory
                                                           Corp.; Chartered Financial Analyst.
Stuart W. Rogers          42     Vice President (since     Vice President of John Nuveen & Co. Incorporated.
                                 1997)
Thomas C. Spalding, Jr.   47     Vice President (since     Vice President of Nuveen Advisory Corp. and Nuveen
                                 1993)                     Institutional Advisory Corp.; Chartered Financial
                                                           Analyst.
William S. Swanson        33     Vice President (since     Vice President of John Nuveen & Co. Incorporated (since
                                 1998)                     October 1997); Assistant Vice President (from September
                                                           1996 to October 1997) and, formerly, Associate;
                                                           Chartered Financial Analyst.
Gifford R. Zimmerman      42     Vice President (since     Vice President, Assistant Secretary and Associate
                                 1993) and Secretary       General Counsel, formerly Assistant General Counsel
                                 (since 1998)              (since September 1997) of John Nuveen & Co.
                                                           Incorporated; Vice President and Assistant Secretary of
                                                           Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                           Corp; Assistant Secretary of the John Nuveen Company;
                                                           Chartered Financial Analyst.


On April 30, 1999, Board Members and executive officers of the Fund as a group beneficially owned 12,000 common shares of the Acquiring Fund and did not own any shares of MuniPreferred. On April 30, 1999, Board Members, nominees and executive officers of the Fund as a group beneficially owned 378,547 common shares of all funds managed by the Adviser or Nuveen Institutional Advisory Corp. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of June 1, 1999, no shareholder owned more than 5% of any class of shares of the Fund.


Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Commission and the NYSE. These persons and entities are required by Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that for the fiscal year ended October 31, 1998, all Section 16(a) filing requirements applicable to the Acquiring Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

                   PROPOSAL NO. 4 -- SELECTION OF INDEPENDENT
                        AUDITORS FOR THE ACQUIRING FUND

The members of the Acquiring Fund's Board who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the fiscal year ending October 31, 1999. Ernst & Young LLP has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders of the Fund for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Joint Meeting and will be available to respond to any appropriate questions raised at the Joint Meeting and to make a statement if he or she wishes.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

                            MANAGEMENT OF THE FUNDS

BOARD MEMBERS AND OFFICERS


The same individuals constitute the Boards of both Funds, and the Funds have the same officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently seven (7) Board Members of each Fund, one (1) of whom is an "interested person" (as defined in the 1940 Act) and six (6) of whom are disinterested persons. There is currently a vacancy on each Fund's Board. The nominees of the Acquiring Fund elected at the Acquiring Fund's Annual Meeting will serve as Board Members of the Acquiring Fund whether or not the Reorganization is approved.


INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

PORTFOLIO MANAGEMENT

The Adviser places orders for the purchase and sale of portfolio securities for the accounts of the Funds. Consistent with Rule 10f-3 under the 1940 Act, portfolio securities may be purchased from Nuveen or its affiliates.

Edward Neild, Vice President of Nuveen Advisory Corp. since 1996, manages the Acquiring Fund and one other Nuveen-sponsored closed-end investment company. He is Managing Director of Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment and management activity. Prior to being named Vice President, Mr. Neild was an Assistant Vice President of Nuveen Advisory Corp. from 1993 to 1996.

The day to day management of the Acquired Fund is currently the responsibility of Michael Davern, a Vice President and Portfolio Manager of Nuveen Advisory since 1997. He currently manages eight Nuveen-sponsored open-end and nine Nuveen-sponsored closed-end investment companies. Prior to joining Nuveen Advisory Corp., Mr. Davern was a Vice President and Portfolio Manager of Flagship Financial Inc.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a Common share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                 INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                                                ------------------------            -------------------------------------------
                                                                 NET                    NET             NET
                                                              REALIZED/              INVESTMENT     INVESTMENT       CAPITAL
                                    BEGINNING      NET       UNREALIZED                INCOME         INCOME          GAINS
                                    NET ASSET   INVESTMENT   INVESTMENT              TO COMMON     TO PREFERRED     TO COMMON
                                      VALUE       INCOME     GAIN (LOSS)   TOTAL    SHAREHOLDERS   SHAREHOLDERS+   SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND Year Ended 10/31,
  1998                               $14.64       $1.07        $  .42      $ 1.49      $(.82)          $(.26)         $  --
  1997                                14.07        1.08           .58        1.66       (.82)           (.27)            --
  1996                                13.87        1.10           .19        1.29       (.82)           (.27)            --
  1995                                12.09        1.10          1.81        2.91       (.84)           (.29)            --
  1994                                14.87        1.07         (2.76)      (1.69)      (.84)           (.20)          (.03)
  2/19/93 to 10/31/93                 14.05         .51           .97        1.48       (.42)           (.07)            --
ACQUIRED FUND Year Ended 5/31,
  1999(a)                             15.06         .51           .27         .78       (.39)           (.13)            --
  1998                                14.07        1.02           .99        2.01       (.76)           (.26)            --
  1997                                13.48        1.02           .58        1.60       (.75)           (.26)            --
  1996                                13.71        1.02          (.23)        .79       (.74)           (.28)            --
  1995                                12.97        1.01           .77        1.78       (.77)           (.27)            --
  1994                                14.09         .91          (.93)       (.02)      (.76)           (.16)          (.01)
  3/18/93 to 5/31/93                  14.05         .07           .08         .15         --              --             --

                                      LESS DISTRIBUTIONS
                                    ----------------------
                                                              ORGANIZATION AND
                                       CAPITAL               OFFERING COSTS AND
                                        GAINS                 PREFERRED SHARE
                                    TO PREFERRED                UNDERWRITING
                                    SHAREHOLDERS+   TOTAL        DISCOUNTS
----------------------------------  -------------------------------------------
ACQUIRING FUND Year Ended 10/31,
  1998                                  $  --       $(1.08)        $  --
  1997                                     --        (1.09)           --
  1996                                     --        (1.09)           --
  1995                                     --        (1.13)           --
  1994                                   (.01)       (1.08)         (.01)
  2/19/93 to 10/31/93                      --         (.49)         (.17)
ACQUIRED FUND Year Ended 5/31,
  1999(a)                                  --         (.52)           --
  1998                                     --        (1.02)           --
  1997                                     --        (1.01)           --
  1996                                     --        (1.02)           --
  1995                                     --        (1.04)           --
  1994                                     --         (.93)         (.17)
  3/18/93 to 5/31/93                       --           --          (.11)


--------------------------------------------------------------------------------
  * Annualized.


 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.


  + The amounts shown are based on Common share equivalents.

 ++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


(a) For the six months ended November 30, 1998 (Unaudited).


NR Calculation was not required.

--------------------------------------------------------------------------------

                                                                     TOTAL RETURNS              RATIO/SUPPLEMENTAL DATA
                                                             ------------------------------   ----------------------------

                                                                                                              RATIO OF
                                                                                                             EXPENSES TO
                                                                                                               AVERAGE
                                                                                                             NET ASSETS
                                   ENDING                                                       ENDING      APPLICABLE TO
                                  NET ASSET      ENDING         BASED ON      BASED ON NET    NET ASSETS   COMMON SHARES++
                                    VALUE     MARKET VALUE   MARKET VALUE**   ASSET VALUE**     (000)        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND Year Ended 10/31,
  1998                               $15.05       $14.8125            14.54%           8.58%    $923,004                NR%
  1997                                14.64        13.6875            14.70           10.20      905,764                NR
  1996                                14.07        12.6880            11.57            7.53      882,563                NR
  1995                                13.87        12.1250            21.32           22.41      874,337                NR
  1994                                12.09        10.7500           (19.12)         (13.29)     801,617                NR
  2/19/93 to 10/31/93                 14.87        14.2500            (2.13)           8.94      431,437                NR
ACQUIRED FUND Year Ended 5/31,
  1999(a)                             15.32        14.8750            12.15            4.33       52,547              1.36*
  1998                                15.06        13.6250            15.26           12.64       51,948              1.36
  1997                                14.07        12.5000            12.94           10.16       49,640              1.43
  1996                                13.48        11.7500             7.44            3.75       48,266              1.44
  1995                                13.71        11.6250              .41           12.36       48,812              1.64
  1994                                12.97        12.3750           (16.88)          (2.73)      47,095              1.58
  3/18/93 to 5/31/93                  14.09        15.7500             5.00             .28       32,653                NR
--------------------------------------------------------------------------------------------------------------------------

                                                    RATIO/SUPPLEMENTAL DATA
                                  -----------------------------------------------------------
                                   RATIO OF NET
                                    INVESTMENT                      RATIO OF NET
                                     INCOME TO        RATIO OF       INVESTMENT
                                      AVERAGE        EXPENSES TO      INCOME TO
                                    NET ASSETS      AVERAGE TOTAL   AVERAGE TOTAL
                                   APPLICABLE TO     NET ASSETS      NET ASSETS     PORTFOLIO
                                  COMMON SHARES++     INCLUDING       INCLUDING     TURNOVER
                                    (UNAUDITED)      PREFERRED++     PREFERRED++      Rate
--------------------------------  -----------------------------------------------------------
ACQUIRING FUND Year Ended 10/31,
  1998                                         NR%            .79%           4.79%         21%
  1997                                         NR             .79            4.98          26
  1996                                         NR             .79            5.11          20
  1995                                         NR             .80            5.35          32
  1994                                         NR             .88            5.15          47
  2/19/93 to 10/31/93                          NR             .82*           4.04*         10
ACQUIRED FUND Year Ended 5/31,
  1999(a)                                    6.65*            .92*           4.48*          5
  1998                                       6.92             .91            4.62          10
  1997                                       7.38             .94            4.83          11
  1996                                       7.37             .94            4.81          20
  1995                                       7.97            1.04            5.04          16
  1994                                       6.45            1.08            4.42          29
  3/18/93 to 5/31/93                           NR            1.02*           2.63*         --
---------------------------------------------------------------------------------------------------------

GENERAL HISTORY



The following table sets forth the number of outstanding Common Shares and shares of MuniPreferred and certain other share information, of each Fund as of March 31, 1999.



-----------------------------------------------------------------------------------------------------------------
                                                                                                      (4)
                                                                                                    AMOUNT
                                                                                (3)               OUTSTANDING
                        (1)                                (2)          AMOUNT HELD BY FUND   EXCLUSIVE OF AMOUNT
                  TITLE OF CLASS                    AMOUNT AUTHORIZED   FOR ITS OWN ACCOUNT     SHOWN UNDER (3)
-----------------------------------------------------------------------------------------------------------------
Acquiring Fund
  Common shares                                        200,000,000               0                 40,884,796
  Preferred shares                                       1,000,000               0                     12,336
Acquired Fund
  Common shares of beneficial interest                   Unlimited               0                  2,320,051
  Preferred shares of beneficial interest                Unlimited               0                        680
-----------------------------------------------------------------------------------------------------------------



The Acquiring Fund Common Shares are listed and trade on the NYSE under the symbol NPT. The Common Shares of the Acquired Fund is listed and trade on the AMEX under the symbol NPW.



The following table sets forth the high and low sales prices for each Fund's Common Shares as reported on the consolidated transaction reporting system for the periods indicated.



------------------------------------------------------------------------------------------------------------
                                                                  ACQUIRING FUND           ACQUIRED FUND
                                                               ---------------------    --------------------
                                                                 HIGH         LOW         HIGH        LOW
------------------------------------------------------------------------------------------------------------
1996  Fourth Quarter                                           $ 13.2500    $12.5000    $12.8750    $12.5000
1997  First Quarter                                              13.2500     12.5000     13.1250     12.0000
      Second Quarter                                             13.3750     12.5000     13.1250     12.3750
      Third Quarter                                              13.9375     13.2500     13.5000     12.5000
      Fourth Quarter                                             14.0625     13.5000     13.9375     12.8750
1998  First Quarter                                              14.9375     14.0625     14.7500     13.5625
      Second Quarter                                             14.5625     13.5625     13.8125     13.0625
      Third Quarter                                              14.7500     14.0625     14.6250     13.6250
      Fourth Quarter                                             15.1250     14.5625     15.2500     14.2500
1999  First Quarter                                              15.0000     14.5000     14.8125     14.2500
------------------------------------------------------------------------------------------------------------



On March 31, 1999, the closing sale prices of the Acquiring Fund and Acquired Fund Common Shares were $14.6875 and 14.3750, respectively. These prices represent a discount to net asset value of the Acquiring Fund of 1.16% and a discount to net asset value of the Acquired Fund of 4.93%.



During the period since the inception of the Funds, Common Shares of both the Funds have generally traded at prices close to net asset value, with varying premiums or discounts to net asset value being reflected in the market value of the Common Shares from time to time. Since the termination of Common Share price stabilization following both Fund's initial public offering, prices for Acquiring Fund Common Shares have fluctuated between a maximum premium of 6.76% and a maximum discount of 14.73% and for the Acquired Fund have fluctuated between a maximum premium of 11.78% and a maximum discount of 15.68%. It is not possible to state whether Acquiring Fund Common Shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.


REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND


Each Fund is a closed-end investment company and as such holders of its common shares will not have the right to cause such Fund to redeem their shares. Each Fund's common shares trade in the open market at a price that is a function of several factors, including net asset value and yield. The shares of each Fund have traded at both premiums and discounts to net asset value. The Board of each Fund has currently determined that, at least annually, it will consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of such Fund's common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or the conversion of such Fund to an open-end investment company. There can be no assurance, however, that either Fund's Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Proposal No. 1 -- The Reorganization -- Description of MuniPreferred Issued by the Acquiring Fund -- Dividends and Dividend Periods" for a discussion of the limitations on each Fund's ability to engage in certain transactions. The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by a Fund would be borne by that Fund and would not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, either Fund may borrow to finance the repurchase of its shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by either Fund in anticipation of share repurchases or tenders will reduce that Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund's Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by a Fund's Board at the time it considers such issue, it is each Board's present policy, which may be changed by such Board, not to authorize repurchases of such Fund's common shares or a tender offer for such shares if (a) such transactions, if consummated, would (i) result in the delisting of such shares from the NYSE or AMEX, or (ii) impair such Fund's status as a regulated investment company under the Code (which would make such Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from such Fund) or as a regulated closed-end investment company under the 1940 Act; (b) such Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with its investment objectives and policies in order to repurchase shares; or (c) there is, in such Board's judgment, any (i) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting such Fund, (ii) general suspension of or limitation on prices for trading securities on the NYSE or AMEX, (iii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York State banks in which such Fund invests, (iv) material limitation affecting such Fund or the issuers of its portfolio securities by Federal or State authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (vi) other event or condition which would have a materially adverse effect (including any adverse tax effect) on such Fund or its shareholders if shares of such Fund were repurchased. The Board of each Fund may in the future modify these conditions in light of experience.

For each Fund, conversion to an open-end company would require the approval of the holders of such Fund's outstanding common shares and shares of MuniPreferred, voting together as a single class, and holders of such Fund's shares of MuniPreferred voting as a separate class. See "Proposal No. 1 -- The Reorganization -- Certain Provisions in the Acquiring Fund's Articles of Incorporation" for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. If a Fund converted to an open-end investment company, it would be required to redeem all shares of its MuniPreferred then outstanding for cash at the redemption price specified under "Proposal No.
1 -- The Reorganization -- Description of MuniPreferred Issued by the Acquiring Fund -- Redemption." In addition, such Fund would be required to liquidate portfolio securities to meet required and requested redemptions, and its common shares would no longer be listed on the NYSE or AMEX. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of either Fund may at any time propose conversion of such Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by a Fund of its common shares at prices below net asset value would result in an increase in the net asset value of those common shares that remain outstanding. However, there can be no assurance that common share repurchases or tenders at or below net asset value would result in a Fund's common shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund's common shares may be the subject of repurchase or tender offers at net asset value from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist. Common shares that have been repurchased by a Fund will be retired automatically and shall have the status of authorized but unissued shares.

In addition, a purchase by a Fund of its common shares will decrease that Fund's total assets, which would likely have the effect of increasing such Fund's expense ratio. Any purchase by a Fund of its common shares at a time when MuniPreferred shares of such Fund are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action in response to a discount from net asset value, a Fund's Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of such Fund's portfolio, the impact of any action that might be taken on such Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's common shares should trade at a discount, such Fund's Board may determine that, in the interest of such Fund and its shareholders, no action should be taken.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT


The Custodian of the assets of each Fund and the transfer agent and dividend disbursing agent with respect to each Fund's common shares is The Chase Manhattan Bank, with its principal place of business at 4 New York Plaza, New York, New York 10004 and its corporate transfer office at P.O. Box 5186, Bowling Green Station, New York, New York 10275. Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of each Fund's MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.



FEDERAL INCOME TAX MATTERS ASSOCIATED WITH INVESTMENT IN THE FUNDS


The following is based on the advice of Vedder, Price, Kaufman & Kammholz, special counsel to the Funds.


The Federal income tax implications for Acquired Fund shareholders who will own Acquiring Fund Shares as a result of the Reorganization will be substantially the same as the Federal income tax implications currently applicable to such shareholders with respect to their ownership of Acquired Fund Shares. Each Fund qualifies under Subchapter M of the Code as a regulated investment company and satisfies conditions which enable dividends on common shares or shares of MuniPreferred which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax. Each Fund, which intends to distribute substantially all of its net income and gains to its shareholders, is required to allocate net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) and other taxable income, if any, proportionately between common shares and shares of MuniPreferred in accordance with the position of the Internal Revenue Service.


The amount of taxable income allocable to shares of a Fund's MuniPreferred will depend upon the amount of such income realized by the Fund, including any net income received from taxable temporary investments, but is not generally expected to be significant. Annually, each Fund will inform each owner of shares of MuniPreferred of the amount and nature of the income and gains allocated to the owner by the Fund. If a Fund allocates net capital gains or other taxable income without first notifying owners of shares of MuniPreferred, in certain circumstances payments will be made to such owners to offset the tax effect thereof as described under "Proposal No. 1 -- The Reorganization -- Description of MuniPreferred Issued by the Acquiring Fund -- Dividends and Dividend
Periods -- Gross-up Payments" above.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain Municipal Obligations is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to owners of shares to the extent that their tax liability is determined under the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all exempt-interest dividends received from each Fund, are included in calculating adjusted current earnings.


A more detailed summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the Federal income taxation of each Fund and their respective shareholders appears in the Statement of Additional Information. These provisions and interpretations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Federal income tax matters as well as state and local tax matters.


                                 LEGAL OPINIONS

Certain legal matters in connection with the common shares and shares of MuniPreferred of the Acquiring Fund to be issued pursuant to the Reorganization will be passed upon by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois. Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Massachusetts law on the opinion of Bingham Dana, LLP, Boston, Massachusetts and, as to certain matters of Minnesota law, the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

                                    EXPERTS


The financial highlights of the Acquiring and the Acquired Funds as of October 31, 1998 and as of May 31, 1998, respectively, appearing in this Joint Proxy Statement -- Prospectus, and the financial statements of the Acquiring and the Acquired Funds as of October 31, 1998 and as of May 31, 1998, respectively, appearing in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

                             SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of Shareholders of the Acquiring Fund to be held in 2000, a shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act must be received at the offices of the Acquiring Fund, 333 West Wacker Drive, Chicago, Illinois 60605, not later than February 22, 2000. A Shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Acquiring Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Acquiring Fund not later than May 8, 2000. Timely submission of a proposal does not mean that such proposal will be included and the Fund reserves the right to object under Rule 14a-8 to the inclusion of any shareholder proposal.



If the Reorganization is approved and consummated, the Acquired Fund will cease to exist and will not hold its 1999 Annual Meeting. If the Reorganization is not approved or is not consummated, the Acquired Fund will hold its 1999 Annual Meeting of Shareholders, expected to be held in November, 1999. Based upon last years proxy statement for the Acquired Fund, a shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act must be received at the offices of the Acquired Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 17, 1999. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Acquired Fund of a proposal submitted outside the process of Rule 14a-8 must submit such written notice to the Fund not later than August 31, 1999. Timely submission of a proposal does not necessarily mean that such proposal will be included and the Fund reserves the right to object under Rule 14a-8 to the inclusion of any shareholder proposal.


                                    GENERAL

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Joint Meeting, except as described in this Joint Proxy Statement -- Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Joint Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Joint Meeting.

Failure of a quorum of either Fund to be present at the Joint Meeting will necessitate adjournment and will subject such Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                    ANNEX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of the 1st day of June, 1999 by and between Nuveen Premium Income Municipal Fund 4, Inc. (the "Acquiring Fund"), a Minnesota corporation, and Nuveen Washington Premium Income Municipal Fund, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"). Each of the Funds maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.


This Agreement is intended to be, and is adopted as, a plan of reorganization (the "Reorganization") pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Reorganization will consist of (a) the acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for common shares, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"), shares of Municipal Auction Rate Cumulative Preferred Shares, par value $.01 per share ("Muni Preferred(R)"), of the Acquiring Fund ("Acquiring Fund MuniPreferred" and, collectively with the Acquiring Fund Common Shares, "Acquiring Fund Shares") and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, and (b) the pro rata distribution, after the Closing Date hereinafter referred to, of such Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1 TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, transfer and deliver, as of the close of business on the Closing Date (the "Effective Time"), substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, and in exchange therefor the Acquiring Fund agrees (a) to assume substantially all of the liabilities, if any, of the Acquired Fund, as set forth in paragraph 1.3 and (b) to issue and deliver to the Acquired Fund, for distribution in accordance with paragraph 1.5 to the Acquired Fund's shareholders, (i) the number of Acquiring Fund Common Shares having an aggregate net asset value equal to the value of the assets, less the liabilities, of the Acquired Fund so transferred, assigned and delivered, all determined in the manner and as of the date and time provided in paragraph 2, and (ii) 680 shares of Acquiring Fund MuniPreferred, Series TH or Series TH2. If shareholders of the Acquiring Fund approve an amendment to its charter authorizing additional shares of its MuniPreferred, Series TH, the Acquiring Fund will issue and deliver shares of its MuniPreferred, Series TH in connection with the Reorganization. If such an amendment is not approved, the Acquiring Fund will issue and deliver shares of MuniPreferred, Series TH2 in connection with the Reorganization. The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund MuniPreferred, Series TH or Series TH2, shall be identical in all material respects to those of the existing series of Acquiring Fund MuniPreferred. Dividends on shares of Acquired Fund MuniPreferred, Series TH, shall accumulate to and including the Closing Date and then cease to accumulate, and dividends on shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization shall accumulate in respect of their "Initial Rate Period" from and including the day after the Closing Date at the same rate borne on the Closing Date by the shares of Acquiring Fund or Acquired Fund MuniPreferred, Series TH, respectively. The "Subsequent Rate Periods," "Dividend Payment Dates" in respect of such "Subsequent Rate Periods" and initial and subsequent "Auctions" for the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to this paragraph 1.1 shall be fixed to be identical to the dividend and auction provisions applicable to the outstanding shares of Acquiring Fund or Acquired Fund MuniPreferred, Series TH, as of immediately prior to the Effective Time. The "Initial Rate Period" and "Dividend Payment Rate" in respect of such Initial Rate Period, for shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization, shall be as set forth in the Joint Proxy Statement-Prospectus, as hereinafter defined. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund shall acquire the assets of the Acquired Fund (consisting without limitation of all cash, cash equivalents, municipal obligations and other portfolio securities, receivables (including interest and dividends receivable) and any deferred or prepaid expenses shown as assets) as set forth in the respective Statement of Net Assets referred to in paragraph 7.3 as of the Closing Date. Notwithstanding the foregoing, the assets to be acquired will not include cash in the amount necessary to pay expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement, to pay the dividends and/or other distributions contemplated by paragraph 1.4. The Acquired Fund has no plan or intent to sell or otherwise dispose of any of its assets, other than in the ordinary course of business.

\ 1.3 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquiring Fund will not assume the Acquired Fund's obligation to pay certain expenses incurred by the Acquired Fund in connection with the transactions contemplated by this Agreement or assume the Acquired Fund's obligation to pay the dividends and/or other distributions contemplated by paragraph 1.4; and further provided that the Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties (other than pursuant to paragraph 1.4) prior to the Effective Time.

1.4 At or prior to the Effective Time, the Acquired Fund (a) will declare all accumulated but unpaid dividends on the shares of Acquired Fund MuniPreferred, Series TH, up to and including the day on which the Effective Time occurs, such dividends to be paid to the holders thereof on the Dividend Payment Date in respect of the Initial Rate Period of shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, for which such 680 shares of Acquired Fund MuniPreferred, Series TH, were exchanged, and (b) will declare a dividend and/or other distribution to be paid within 30 days after the Closing Date to its shareholders of record so that, upon such payment, it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and realized net capital gains, if any, through and including the Closing Date.

1.5 On a date as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute (a) pro rata to its common shareholders of record, determined as of the Effective Time, the Acquiring Fund Common Shares received by the Acquired Fund pursuant to paragraph 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Effective Time and prior to the Liquidation Date ("Interim Dividends")), in exchange for common shares of the Acquired Fund held by the common shareholders of such Fund and (b) to its preferred shareholders of record, determined as of the Effective Time, one share of Acquiring Fund MuniPreferred, Series TH or Series TH2 (together with any Interim Dividends), in exchange for each share of Acquired Fund MuniPreferred, Series TH, held by the preferred shareholders of the Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to each account (x) in the case of a common shareholder, such shareholder's pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund (rounded down to the nearest whole Share) and (y) in the case of a preferred shareholder, a number of the shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, received by the Acquired Fund equal to the number of shares of Acquired Fund MuniPreferred, Series TH, held by such shareholder, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares.

1.6 After the Liquidation Date, each holder of an outstanding certificate or certificates representing shares of the Acquired Fund will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares and/or shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, and a check for cash in lieu of any fractional Acquiring Fund Common Share as provided by paragraph 1.7, distributable with respect to the shares of the Acquired Fund that are surrendered. No dividends or other distributions payable to the holders of record of the Acquiring Fund Shares as of a date on or after the Liquidation Date are required to be paid to any shareholder holding certificates representing shares of the Acquired Fund ("Acquired Fund Share Certificates") as of the Closing Date until the Acquiring Fund is notified by the Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund Share Certificates or, in the event of lost, stolen or destroyed Acquired Fund Share Certificates, posted adequate bond or submitted an affidavit of lost certificate, or both. The Acquired Fund will, at its expense, request its shareholders to surrender their outstanding Acquired Fund Share Certificates, post adequate bond and/or submit an affidavit of lost certificate, as the case may be. Upon the surrender of Acquired Fund Share Certificates (or, if applicable, after the posting of a bond and/or submission of an affidavit of lost certificate), there shall be paid to the shareholder in whose name the Acquiring Fund Shares shall be registered all dividends or other distributions that shall have become payable with respect to such Acquiring Fund Shares between the Liquidation Date and the time of such surrender. In no event shall the shareholder entitled to receive such dividends and distributions be entitled to receive interest thereon.


1.7 No certificates or scrip representing fractional Acquiring Fund Common Shares shall be distributed to the Acquired Fund shareholders upon the surrender for exchange of Acquired Fund Share Certificates. In lieu of distributing any such fractional Acquiring Fund Common Shares directly to the Acquired Fund shareholders, the Acquired Fund shall distribute such interests to the Acquired Fund's transfer agent, as representative of the shareholders who would otherwise be entitled to receive such fractional shares, and the Acquired Fund's transfer agent shall, on behalf of such shareholders, on or before the tenth business day following the Liquidation Date, aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole Acquiring Fund Common Shares on the New York Stock Exchange (the "NYSE") for the accounts of such holders, and each such holder shall be entitled to receive his or her respective pro rata share of the net proceeds of such sale upon surrender of his or her Acquired Fund Share Certificates in accordance with paragraph 1.6.


1.8 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares surrendered in exchange therefor on the books of the Acquired Fund as of that time shall be paid by the person to whom such Acquiring Fund Shares are to be issued as a condition to the registration of such transfer.

1.9 Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the "SEC"), the NYSE, or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Liquidation Date.

1.10 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund on or prior to the Liquidation Date.

1.11 The Acquired Fund will apply to terminate its registration under the Investment Company Act promptly following the Liquidation Date and thereafter shall be dissolved.

2  VALUATION

2.1 The value of the Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by the Acquiring Fund shall be computed as of the Effective Time, using the valuation procedures set forth in the Funds' Joint Proxy Statement -- Prospectus (the "Joint Proxy Statement -- Prospectus") to be used in connection with the Reorganization. The value of the Acquired Fund's net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund MuniPreferred.

2.2 The net asset value of an Acquiring Fund Common Share shall be computed as of the Effective Time by dividing the value of the Acquiring Fund's total assets, less liabilities and less the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquiring Fund MuniPreferred, by the number of Acquiring Fund Common Shares outstanding (excluding shares issuable pursuant to the Reorganization), using the valuation procedures set forth in the Joint Proxy Statement -- Prospectus.

2.3 The number of Acquiring Fund Common Shares to be issued in exchange for the Acquired Fund's net assets shall be calculated by dividing the net asset value of the Acquired Fund (determined in accordance with paragraph 2.1) by the net asset value of an Acquiring Fund Common Share (determined in accordance with paragraph 2.2).

2.4 All computations of net asset value shall be made by or under the direction of The Chase Manhattan Bank, N.A. ("Chase") in accordance with its regular practice as custodian of the Funds.

3  CLOSING AND CLOSING DATE


3.1 The Closing Date shall be August 12, 1999 or such later date as the parties may agree in writing, provided that the Closing Date shall be a date on which an "Auction" would ordinarily occur with respect to shares of the Acquired Fund, MuniPreferred Series TH if shares of MuniPreferred Series TH are issued in connection with the Reorganization. If shares of MuniPreferred Series TH2 are issued in connection with the Reorganization, the Closing Date shall be August 12, 1999 or such later date as the parties may agree in writing, provided that the Closing Date shall not be a date on which an "Auction" would ordinarily occur with respect to shares of Acquired Fund's MuniPreferred, Series TH. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be at the office of the Acquiring Fund or at such other place as the parties may agree.


3.2 Chase as custodian for the Acquired Fund, shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3 In the event that on the proposed Closing Date (a) the NYSE or AMEX is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or AMEX or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or of the net asset value per Acquiring Fund Common Share is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored, provided that if shares of Acquiring Fund MuniPreferred Series TH are issued in connection with the Reorganization, that such day is a Thursday on which an Auction would ordinarily occur with respect to shares of the Acquired Fund MuniPreferred, Series TH and provided that if shares of Acquired Fund's MuniPreferred, Series TH2 are issued in connection with the Reorganization such day is not a day on which an Auction would ordinarily occur with respect to shares of the Acquired Fund's MuniPreferred, Series TH.

3.4 The Acquired Fund shall deliver to the Acquiring Fund on or prior to the Liquidation Date a list of the names and addresses of its shareholders and the number of outstanding shares of the Acquired Fund owned by each such shareholder (the "Shareholder Lists"), all as of the Effective Time, certified by the Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund shall issue and deliver to the Acquired Fund at the Closing a confirmation or other evidence satisfactory to the Acquired Fund that Acquiring Fund Shares have been or will be credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4  REPRESENTATIONS AND WARRANTIES

4.1  The Acquired Fund represents and warrants as follows:

    4.1.1 The Acquired Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a "Massachusetts business trust" and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement.

    4.1.2 The Acquired Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

    4.1.3 The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Acquired Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

    4.1.4 The Acquired Fund has no material contracts or other commitments (except this Agreement and the obligations to pay the dividends and/or distributions contemplated by paragraph 1.4) that will not be terminated on or prior to the Closing Date without any liability or penalty to the Acquired Fund or the Acquiring Fund.

    4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


    4.1.6 The audited Annual Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquired Fund dated May 31, 1999, respectively and for the period then ended (copies of which have been furnished to the Acquiring
    Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and there are no known material liabilities of the Acquired Fund (contingent or otherwise) not disclosed therein.



    4.1.7 Since May 31, 1999, there has not been any materially adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value or net asset value per common share of the Acquired Fund as a result of changes in the value of investments held by the Acquired Fund or a distribution or payment of dividends shall not constitute a materially adverse change.


    4.1.8 All federal, state and other tax returns and reports of the Acquired Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

    4.1.9 Since it commenced operations, the Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year.


    4.1.10 The authorized capital of the Acquired Fund consists of an unlimited number of common and preferred shares, par value $.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable, except that shareholders of the Acquired Fund may under certain circumstances be held personally liable for its obligations. All issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Acquiring Fund in accordance with the provisions of paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into shares of the Acquired Fund.


    4.1.11 At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

    4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Acquired Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquired Fund.

    4.1.13 The information furnished and to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

    4.1.14 On the effective date of the Registration Statement referred to in paragraph 5.5, at the time of the Annual Meeting of the Acquired Fund's shareholders and on the Closing Date, the Joint Proxy
    Statement -- Prospectus (a) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Joint Proxy Statement -- Prospectus made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

    4.1.15 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

    4.1.16 There are no brokers or finder's fees payable on behalf of the Acquired Fund in connection with the transactions provided for herein.

4.2  The Acquiring Fund represents and warrants as follows:

    4.2.1 The Acquiring Fund is a State of Minnesota duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquiring Fund, to carry out the Agreement.

    4.2.2 The Acquiring Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

    4.2.3 The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the Acquiring Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

    4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    4.2.5 The audited Annual and unaudited Semiannual Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquiring Fund dated October 31, 1998 and April 30, 1999, respectively and for the period then ended (copies of which have been furnished to the Acquired Fund) have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date, and there are no known material liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein.

    4.2.6 Since April 30, 1999 there has not been any materially adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value or net asset value per Acquiring Fund Common Share as a result of changes in the value of investments held by the Acquiring Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

    4.2.7 All federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

    4.2.8 Since it commenced operations, the Acquiring Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year.

    4.2.9 The authorized capital of the Acquiring Fund consists of 201,000,000 shares consisting of 1,000,000 preferred shares and 200,000,000 common shares. All issued and outstanding Acquiring Fund Common Shares and shares of Acquiring Fund MuniPreferred are, and all Acquiring Fund Common Shares and shares of Acquiring Fund MuniPreferred to be issued in exchange for the net assets of the Acquired Funds pursuant to this Agreement will be when so issued, duly and validly issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

    4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Acquiring Fund (including the determinations required by Rule 17a-8(a) under the Investment Company
    Act) and by all necessary action, other than shareholder approval, on the part of the Acquiring Fund, and, subject to approval of preferred shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund.

    4.2.11 The information furnished and to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

    4.2.12 On the effective date of the Registration Statement, at the time of the Annual Meeting of the Acquiring Fund shareholders and on the Closing Date, the Registration Statement and the Joint Proxy Statement -- Prospectus
    (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.12 shall not apply to statements in or omissions from the Joint Proxy Statement -- Prospectus and the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use therein.

    4.2.13 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

    4.2.14 There are no brokers' or finders' fees payable on behalf of the Acquiring Fund in connection with the transactions provided for herein.

5  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as may otherwise be required by paragraph 1.4, each Fund will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

5.2 Each Fund will call a shareholders' meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.4 Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5  Each Fund will prepare and file with the SEC the Joint Proxy
Statement -- Prospectus, and the Acquiring Fund will prepare and file with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued hereunder (together with any amendments thereof and supplements thereto, the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder.

5.6 Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Acquiring Fund title to and possession of all the assets of the Acquired Fund to be sold, assigned, transferred and delivered to the Acquiring Fund pursuant to this Agreement, (b) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement, (c) assume all of the Acquired Fund's liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.8 The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby shall be paid by the Acquired Fund, whether or not the transactions contemplated hereby are consummated.

6  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall, at its election, be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions.

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the President or a Vice President of the Acquiring Fund, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund, dated as of the closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

    6.3.1 The Acquiring Fund is duly organized and existing under the laws of the State of Minnesota as a corporation;

    6.3.2 The Acquiring Fund is registered as an closed-end management company under the 1940 Act;

    6.3.3 This Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law);

    6.3.4 Neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's Articles of Incorporation, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund as being applicable to the Acquiring Fund;

    6.3.5 To the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund;

    6.3.6 The Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, be validly issued, fully paid and nonassessable;

    6.3.7 Except as to financial statements and schedules and other financial and statistical data included or, incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

    6.3.8 To the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Minnesota and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Minnesota and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund of any other laws, orders, or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

    6.3.9 In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Dorsey & Whitney as to matters of Minnesota law.

7  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Acquired Fund shall, at its election, be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the President or Vice President of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a Statement of Net Assets, which Statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.4 On or immediately prior to the Closing Date, the Acquired Fund shall have declared the dividends and/or distributions contemplated by paragraph 1.4.

7.5 The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the closing Date, addressed to the Acquiring Fund substantially in the form and to the effect that:

    7.5.1 The Acquired Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;"

    7.5.2 The Acquired Fund is registered as an closed-end management company under the 1940 Act;

    7.5.3 This Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law);

    7.5.4 Neither the execution or delivery by the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund's Declaration of Trust, or, to their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquired Fund as being applicable to the Acquired Fund;

    7.5.5 To their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund, there is no pending or threatened litigation involving the Acquired Fund except as disclosed therein;

    7.5.6 Except as to financial statements and schedules and other financial and statistical data included or, incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

    7.5.7 To their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder and any filing in connection with the termination of the Acquired Fund). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on the Acquiring Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquired Fund of any other laws, orders, or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

    7.5.8 In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the legal existence of the Acquired Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

8 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Directors of the Acquiring Fund and the Board of Trustees of the Acquired Fund, including as to the determinations required by Rule 17a-8(a) under the Investment Company Act and
(b) the holders of the outstanding shares of the Acquiring Fund and the Acquired Fund in accordance with the provisions of the Acquiring Fund's Articles of Incorporation and By-Laws and the Acquired Fund's Declaration of Trust and By-Laws and the requirements of the NYSE and AMEX; each Fund shall have delivered certified copies of the resolutions evidencing such approvals to the other Fund; and the Acquiring Fund shall have given Bankers Trust Company or its successor, and the Depository Trust Company or its successor, at least five business days notice of such approval.

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any part of this condition as to itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Funds no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

8.5 The Funds shall have received an opinion of Vedder, Price, Kaufman & Kammholz satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

    8.5.1 The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code, and the Acquiring Fund and the Acquired Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

    8.5.2 The Acquired Fund's shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund Shares in complete liquidation of the Acquired Fund, except with respect to cash received for a fractional Acquiring Fund Common Share, if any;

    8.5.3 No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund;

    8.5.4 No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption of the Acquired Fund's liabilities, if any;

    8.5.5 The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets when held by the Acquired Fund immediately before the transfer, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when held by the Acquired Fund;


    8.5.6 The basis of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, (including any fractional Acquiring Fund Common Share interests to which the shareholder is entitled); and


    8.5.7 The holding period of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

8.6 The Acquiring Fund shall have obtained written confirmation from both Moody's Investors Service, Inc. and Standard & Poor's Corporation that (a) consummation of the transactions contemplated by this Agreement will not impair the "aaa" and AAA ratings, respectively, assigned by such rating agencies to the existing shares of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series TH, Series F and Series F2, and (b) if Acquiring Fund shareholders do not approve an amendment to the Acquiring Fund's Articles of Incorporation to authorize additional shares of Acquiring Fund MuniPreferred, Series TH, the shares of Acquiring Fund MuniPreferred, Series TH2, to be issued pursuant to paragraph 1.1 will be rated "aaa" or AAA, respectively, by such rating agencies.

9  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

9.1  This Agreement constitutes the entire agreement between the Funds.

9.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

10  TERMINATION

This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the shareholders of the Funds:

10.1  By mutual agreement of the Funds;

10.2 By either Fund, if a condition to the obligations of such Fund shall not have been met and it reasonably appears that it will not or cannot be met; or


10.3 By either Fund, if the Closing shall not have occurred on or before October 13, 1999;


In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay expenses pursuant to paragraph 5.8) or any Director, Trustee or officer of any Fund.

11  AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meetings called by the Funds pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares or shares of Acquiring Fund MuniPreferred to be distributed to the Acquired Fund's shareholders under this Agreement without their further approval and the further approval of the Funds' Boards of Directors or Trustees (including the determination required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this paragraph 11 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

12  NOTICES

Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, prepaid certified mail or overnight delivery service addressed to John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606,
Attention: Gifford R. Zimmerman.

13  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, except for paragraph 13.6 which shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Directors, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.

13.6 Consistent with the Acquired Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the Acquired Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquired Fund individually but binding only upon the assets and property of the Acquired Fund.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.

NUVEEN PREMIUM INCOME                                       NUVEEN WASHINGTON PREMIUM
MUNICIPAL FUND 4, INC                                       INCOME MUNICIPAL FUND

By:                                                         By:
  ---------------------------------------------------       ---------------------------------------------------
Gifford R. Zimmerman                                        Gifford R. Zimmerman
  Vice President                                            Vice President

                                                                          NPT599

                              NUVEEN PREMIUM INCOME
                             MUNICIPAL FUND 4, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates to the common shares and shares of MuniPreferred(R) (collectively, the "Acquiring Fund Shares") to be issued by Nuveen Premium Income Municipal Fund 4, Inc. (the "Acquiring Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation dated as of June 1, 1999 (the "Agreement") by and between the Acquiring Fund and Nuveen Washington Premium Income Municipal Fund (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"), providing for a reorganization (the "Reorganization") in which, among other things, the Acquiring Fund would (a) acquire substantially all of the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Shares and (b) assume substantially all of the liabilities of the Acquired Fund. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Joint Proxy Statement--Prospectus relating to the Acquiring Fund Shares dated June __, 1999. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Joint Proxy Statement--Prospectus, and shareholders should obtain and read the Joint Proxy Statement--Prospectus prior to voting. A copy of the Joint Proxy Statement--Prospectus may be obtained without charge by mailing a written request to either of the Funds, Attention: Administration, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787. Capitalized terms used but not defined in the text of this Statement of Additional Information have the meanings given them in Annex B hereto.


                                TABLE OF CONTENTS

                                                                                                               PAGE
Investment Objectives and Policies of the Funds................................................................ S-2
Certain Trading Strategies of the Funds........................................................................ S-6
Management of the Funds........................................................................................ S-8
Portfolio Transactions of the Funds............................................................................S-10
Description of MuniPreferred Issued by the Acquiring Fund......................................................S-11
Description of the Auctions For MuniPreferred Issued by the Acquiring Fund.....................................S-29
Federal Income Tax Matters Associated with Investment in the Funds.............................................S-41
Financial Statements........................................................................................... F-1
Ratings of Investments (ANNEX A)............................................................................... A-1
Statement Fixing and Establishing the Rights and Preferences of Municipal Auction Rate
  Cumulative Preferred Stock (ANNEX B)......................................................................... B-1



     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS June   , 1999.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

GENERAL

         Each Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt Municipal Obligations, current income exempt from regular Federal income tax, consistent with the Fund's investment policies. The secondary investment objective of the Acquiring Fund is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt Municipal Obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The secondary investment objective of the Acquired Fund is the enhancement of portfolio value relative to the Washington municipal bond market through investments in tax-exempt Washington Municipal Obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. See "Portfolio Investments," below. Underrated Municipal Obligations are those whose ratings do not, in the Adviser's opinion, reflect their true value. Municipal Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. Each Fund's investment in underrated or undervalued Municipal Obligations will be based on the Adviser's belief that the prices of such Municipal Obligations should ultimately reflect their true value. Accordingly, "enhancement of portfolio value relative to the municipal bond market" refers to each Fund's objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, each Fund's secondary investment objective is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund will seek enhancement of portfolio value relative to the municipal bond market by prudent selection of Municipal Obligations, regardless of which direction the market may move. Each Fund's policy of investing in insured Municipal Obligations may limit the extent to which it will be able to achieve its secondary investment objective. Any capital appreciation realized by a Fund will generally result in the distribution of taxable capital gains to Fund shareholders. Each Fund is currently required to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common shares and shares of MuniPreferred. See "Tax Matters Associated with Investment in the Funds" and "Proposal No. 1--The Reorganization--The Auction--Auction Procedures" in the Proxy Statement--Prospectus.

PORTFOLIO INVESTMENTS

         Except to the extent either Fund invests in temporary investments as described below and more fully in the Statement of Additional Information, the Acquiring Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P or in unrated Municipal Obligations which, in the opinion of the Adviser, have characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquiring Fund may not invest more than 20% of its assets in such unrated Municipal Obligations. The Acquired Fund, as a fundamental policy, invests substantially all (in excess of 80%) of its assets in tax-exempt Washington Municipal Obligations rated at the time of purchase within the four highest grades by Moody's or S&P, or in unrated Washington Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Washington Municipal Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquired Fund may not invest more than 20% of its assets in such unrated Washington Municipal Obligations.

         Each Fund will not invest in any rated Municipal Obligations that are rated lower than Baa by Moody's or BBB by S&P at the time of purchase. Municipal Obligations rated Baa or BBB are considered "investment grade" securities; Municipal Obligations rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Obligations rated AAA in which each Fund may invest may have been so rated on the Basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Annex A.

         The foregoing investment objectives and policies are fundamental policies of each Fund and may not be changed without the approval of the holders of a "majority of the outstanding" common shares and preferred shares of that Fund, including shares of that Fund's MuniPreferred, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares of the Fund, including shares of that Fund's MuniPreferred, voting as a separate class. For purposes of the foregoing, "Investment Restrictions" below, and the first paragraph under "Proposal No. 1--The Reorganization--Description of MuniPreferred Issued by the Acquiring Fund--Voting Rights" in the Proxy Statement--Prospectus, "majority of the outstanding," when used with respect to particular shares of a Fund, means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

         Both Funds emphasize investments in Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions. Moreover, during temporary defensive periods, and in order to keep cash on hand fully invested, both Funds may invest any percentage of its assets in temporary investments, the income on which may be either tax-exempt or taxable. Both Funds intend to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Both Funds will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's or S&P, and which mature within one year form the date of purchase or carry a variable or floating rate of interest.

MUNICIPAL OBLIGATIONS

         "Municipal Obligations" are debt obligations issued by states, cities and local authorities, and certain possessions and territories of the United States, to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular Federal income tax. The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities.

         The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

         Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. On such transactions the payment obligation is fixed at the time the buyer enters into the commitment. This involves an element of risk to a Fund when it is the buyer because at the time of delivery the market value of the Municipal Obligations may be less than such Fund's payment obligation. Each Fund is required under the rules of the Commission to maintain in a segregated account liquid assets, consisting of cash, U.S. government securities or other high grade debt obligations, equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account of a Fund may be taxable to shareholders of that Fund.

INVESTMENT RESTRICTIONS

         Except as described below, neither Fund, as a fundamental policy, may, without the approval of the holders of a "majority of the outstanding" common shares and preferred shares of such Fund, including shares of its MuniPreferred, voting together as a single class, and of the holders of a "majority of the outstanding" preferred shares of such Fund, including shares of its MuniPreferred, voting as a separate class:

         (1) Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described in the Statement of Additional Information under "Certain Trading Strategies of each Fund--Financial Futures and Options Transactions".

         (2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options that represent no more than 10% of such Fund's total assets and are otherwise within the limits described in the Statement of Additional Information under "Certain Trading Strategies of each Fund--Financial Futures and Options Transactions."

         (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of such Fund's total assets including the amount borrowed; while any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made;

         (4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

         (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (6) Purchase or sell real estate, but this shall not prevent such Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

         (7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of such Fund's total assets and are otherwise within the limits described in the Statement of Additional Information under "Certain Trading Strategies of each Fund--Financial Futures and Options Transactions."

         (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

         (9) Invest in securities other than Municipal Obligations and temporary investments as described in "Additional Information about the Funds--Investment Objectives and Policies--Portfolio Investments," and purchase financial futures and options except for futures and options that represent no more than 10% of a Fund's total assets and are otherwise within the limits described in the

                  Statement of Additional Information under "Certain Trading Strategies of each Fund--Financial Futures and Options Transactions."

         (10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of such Fund's total assets;

         (11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowing permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of such Fund's total assets;

         (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

         (13) Purchase or retain the securities of any issuer other than the securities of such Fund if, to such Fund's knowledge, those directors or trustees of such Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         For the purpose of applying the limitation set forth in subparagraph
(10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

         Notwithstanding the foregoing, certain restrictions imposed by Moody's or S&P, or both, on borrowing money, engaging in short sales of securities, lending securities, buying and selling futures contracts and writing put or call options at any time a Fund's shares of MuniPreferred are outstanding, as described in the Statement of Additional Information under "Certain Trading Strategies of each Fund--Financial Futures and Options Transactions" are not fundamental policies and may be changed by a Fund from time to time without shareholder approval, but only in the event such Fund receives written confirmation from Moody's or S&P, as appropriate, that such change would not impair the ratings then assigned by Moody's or S&P, or both, to shares of such Fund's MuniPreferred.

         The foregoing restrictions and limitations apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         No Fund has any intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as such Fund is solvent and does not foresee becoming insolvent.

                     CERTAIN TRADING STRATEGIES OF THE FUNDS

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of each Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. A Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but a Fund will not engage in trading solely to recognize a gain.

         Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of Municipal Obligations with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, a Fund's annual portfolio turnover rate may exceed 100% in particular years.

WHEN-ISSUED AND DELAYED DELIVERY

         Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under the rules of the Securities and Exchange Commission (the "Commission") to maintain in a segregated account liquid assets, consisting of cash, U.S. government securities or other high grade debt obligations, equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account of a Fund may be taxable to shareholders of that Fund. Each Fund currently is required to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common shares and shares of its MuniPreferred, and dividends paid on shares of its MuniPreferred during specified periods will include an allocated portion of any such net capital gains and other taxable income. See "Tax Matters Associated with Investment in the Funds" and "Description of the Auctions for MuniPreferred Issued by the Acquiring Fund--Auction Dates; Advance Notice of Allocation of Taxable Income" below. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

         Each Fund may attempt to hedge its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices are anticipated by the Adviser to correlate with the prices of the Municipal Obligations owned by such Fund. Neither Fund has any present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, a Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities owned by a Fund may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities such Fund intends to purchase as a result of a decline in interest rates. A Fund's use of futures and options for hedging purposes can be expected to result in taxable income or gain to its shareholders. Each Fund is currently required to allocate any taxable income or gain proportionately between its common shares and shares of its MuniPreferred. See "Tax Matters Associated with

Investment in the Funds" and "Description of Auctions for MuniPreferred Issued by the Acquiring Fund--Auction Dates; Advance Notice of Allocation of Taxable Income" below.

         The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging a Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in a Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations a Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction.

         Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because these transactions will be engaged in by a Fund only for hedging purposes, these futures and options portfolio strategies should not subject such Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to each Fund require that transactions in futures and options on futures be engaged in only for bonafide hedging purposes or if the aggregate initial margin deposits and premiums paid by such Fund do not exceed 5% of the market value of its assets. Neither Fund will purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the purchase of a put option. Neither Fund will sell futures unless such Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, neither Fund will purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by such Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund's ability to engage in hedging transactions. So long as Moody's or S&P, or both, are rating a Fund's shares of MuniPreferred, that Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody's and S&P, as appropriate, that such transactions would not impair the ratings then assigned by Moody's and S&P to such shares.

         DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

         RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If a Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If a Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if such Fund fails to complete the anticipated purchase transaction, such Fund may experience a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from such securities. If a Fund decides to use futures contracts or options on futures contracts for hedging purposes, such Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for a Fund that are greater than those which would otherwise be applicable to such Fund under applicable rules of the exchanges and the CFTC.

REPURCHASE AGREEMENTS

         As temporary investments, a Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during such Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements by a Fund is taxable to shareholders of that Fund and, therefore, is required to be allocated proportionately by that Fund between its common shares and shares of its MuniPreferred. See "Tax Matters Associated with Investment in the Funds" and "Description of the Auctions for MuniPreferred Issued by the Acquiring Fund--Auction Dates; Advance Notice of Allocation of Taxable Income" below. A Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


                             MANAGEMENT OF THE FUNDS

         The Management Agreements provide that the Adviser shall act as investment adviser for each Fund, manage the Funds' respective investments, administer their business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services, and permit any of its officers and employees to serve without compensation as directors or trustees and officers of the Funds if elected to such positions. Under its respective Management Agreement, each Fund has agreed to pay all other costs and expenses of its operations, including the compensation of its directors or trustees (other than those affiliated with the investment adviser), custodian, transfer, dividend disbursing and service agent expenses, legal fees, expenses of independent auditors, costs of acquiring and disposing of portfolio securities, expenses of preparing, printing and distributing reports to shareholders and governmental agencies, and taxes, if any.

         Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). Nuveen is the sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to Strategic Insight, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (60) and fund assets under management ($26 billion). Overall, Nuveen and its affiliates manage more than $55 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Under the Management Agreements each Fund has agreed to pay an annual management fee as follows:


                      MANAGEMENT FEE SCHEDULE
----------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                    RATE
------------------------                                    ----
Up to $125 million................................          .6500%
$125 to $250 million..............................          .6375
$250 to $500 million..............................          .6250
$500 million to $1 billion........................          .6125
$1 billion to $2 billion..........................          .6000
$2 billion and over...............................          .5875


         The Acquiring Fund paid aggregate management fees of $5,712,194, $5,551,306 and $5,475,423 for the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 for an effective management fee rate of .62%, .62% and .62%, respectively. The Acquired Fund paid aggregate management fees of $333,129, $319,233 and $318,581, respectively for the fiscal years ended May 31, 1998, May 31, 1997, and May 31, 1996 for an effective management fee rate of
 .65%, .65% and .65%, respectively.


         The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:


NAME AND ADDRESS                                       PRINCIPAL OCCUPATIONS
--------------------                                   ------------------------
Timothy R. Schwertfeger                                Chairman and Director of
333 W. Wacker Drive                                    The John Nuveen Company,
Chicago, IL  60606                                     John Nuveen & Co. Incorporated,
                                                       Nuveen Advisory Corp., and
                                                       Nuveen Institutional Advisory Corp.


John P. Amboian                                        President of The John Nuveen Company,
333 W. Wacker Drive                                    John Nuveen & Co. Incorporated,
Chicago, IL  60606                                     Nuveen Advisory Corp., and
                                                       Nuveen Institutional Advisory Corp.




         Timothy R. Schwertfeger, a current Board Member and nominee of the Acquiring Fund, is an "interested person" of the Adviser. The remaining Board Members and nominees to the Board of the Acquiring Fund are not "interested persons" of the Adviser. The other officers of the Fund are officers or employees of the Adviser. See also "Proposal No. 3 -- Election of Board Members of the Acquiring Fund" in the Joint Proxy Statement--Prospectus.

                       PORTFOLIO TRANSACTIONS OF THE FUNDS

         The Adviser, in effecting purchases and sales of portfolio securities for the account of each Fund, places orders in such manner as, in the opinion of the Adviser's management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Funds have not paid and do not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of each Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to the Adviser. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not believed to reduce significantly the Adviser's expenses. Any research benefits obtained are available to all of the Adviser's other clients. While the Adviser is primarily responsible for the placement of the business of each Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and are at all times subject to review by the Board of each Fund.

         The Adviser reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Funds. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among each Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund or Funds and one or more of such other clients simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by a Fund and such other clients, the size of investment commitments generally held by such Fund and such other clients and opinions of the persons responsible for recommending investments to such Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of each Fund that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objectives of the Funds with those of other funds managed by the Adviser, each of these funds will be separately managed and the composition of their investment portfolios will differ. Accordingly, the investment performance of each of these funds will likely not be the same.

         Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of such Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of a Fund, including a majority of the members thereof who are not interested persons of such Fund.

         For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, in the case of the Acquiring Fund, and May 31, 1998, May 31, 1997 and May 31, 1996, in the case of the Acquired Fund, neither Fund paid any brokerage commissions.

                       DESCRIPTION OF MUNIPREFERRED ISSUED
                              BY THE ACQUIRING FUND

         This description of the shares of Acquiring Fund MuniPreferred, including Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization, does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles of Incorporation of the Acquiring Fund (the "Articles") and the Acquiring Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Acquiring Fund Statement"). Copies of the Articles and the Acquiring Fund Statement are filed as exhibits to the Registration Statement of which this Statement of Additional Information is a part and may be inspected, and copies thereof may be obtained, as described under "Available Information" in the Joint Proxy Statement--Prospectus.

GENERAL

         The shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization will rank on a parity with each other, with outstanding shares of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series TH, Series F and Series F2, and with shares of any other series of preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon liquidation.

DIVIDENDS

         GENERAL. The holders of shares of each series of Acquiring Fund MuniPreferred, including Acquiring Fund MuniPreferred, Series TH or Series TH2, issued pursuant to the Reorganization, will be entitled to receive, when, as and if declared by the Board of the Acquiring Fund, out of funds legally available therefor in accordance with the Articles, including, the Acquiring Fund Statement and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth under "Determination of Dividend Rate" below, and no more (except as otherwise provided below under "Gross-up Payments"), payable on the respective dates determined as set forth below. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of Acquiring Fund MuniPreferred which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

         Dividends on shares of each series of Acquiring Fund MuniPreferred shall accumulate at the Applicable Rate for shares of such series from the day following the day on which the Effective Time occurs (in the case of Acquiring Fund MuniPreferred, Series TH or Series TH2) or from the day on which the Acquiring Fund issued such shares (in the case of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series F and Series F2). Dividends on shares of each series of Acquiring Fund MuniPreferred shall be payable, when, as and if declared by the Acquiring Fund's Board out of funds legally available therefor in accordance with the Acquiring Fund's Articles, including the Acquiring Fund's Statement and applicable law, on shares of (a) Acquiring Fund MuniPreferred, Series M, on each Tuesday; (b) Acquiring Fund MuniPreferred Series T and Series W and Series T2, on the first Wednesday following the end of the Initial Rate Period thereof, and thereafter on each Wednesday; (c) Acquiring Fund MuniPreferred, Series W, on each Thursday; (d) Acquiring Fund MuniPreferred, Series TH, on the first Friday following the end of the Initial Rate Period thereof, and thereafter on each Friday; and (e) Acquiring Fund MuniPreferred, Series F and Series F2, on each Monday; provided, however, that
(i) if the Monday or the Tuesday on which dividends would otherwise be payable as set forth above is not a Business Day, then such Dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be; (ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and
(iii) the Acquiring Fund in its discretion may establish Dividend Payment Dates in respect of any Special Rate Period of shares of either series of Acquiring Fund MuniPreferred consisting of more than 28 Rate Period Days that differ from those set forth above; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Acquiring Fund; and further provided that (i) any such Dividend Payment Date shall be a Business Day and (ii) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under "Designation of Special Rate Periods" below.

         The amount of dividends per share payable on shares of a series of Acquiring Fund MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on shares of Acquiring Fund MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.

         Each dividend on shares of Acquiring Fund MuniPreferred will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the record books of the Acquiring Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the record books of the Acquiring Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of the Acquiring Fund.

         The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Acquiring Fund to the accounts of the respective Agent Members in next-day funds. Each of the current Broker-Dealers, however, has represented to the Acquiring Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of Acquiring Fund MuniPreferred that does not use one of the current Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which in the case of a Dividend Payment Date that is a Monday, Tuesday, Wednesday, Thursday or Friday, would be the following Tuesday, Wednesday, Thursday, Friday or Monday, respectively, if it is a Business Day.

         DETERMINATION OF DIVIDEND RATE. The dividend rate on shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, during the period from and after the day following the date on which the Effective Time occurs to and including the last day of the Initial Rate Period of shares of such series will be the dividend rate in effect immediately prior to the Effective Time for the shares of Acquiring Fund or Acquired Fund MuniPreferred, Series TH, respectively. For each Subsequent Rate Period of shares of such series thereafter, and for each Subsequent Rate Period of shares of outstanding Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series W2, Series F and Series F2, the dividend rate on shares of such series will be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

         (a) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

         (b) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with the next succeeding paragraph and the Acquiring Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Acquiring Fund, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

         (c) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Acquiring Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Acquiring Fund pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below ba3/BB-"); or

         (d) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon New York City time on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Acquiring Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (d), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Acquiring Fund pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below ba3/BB-") (the rate per annum at which dividends are payable on shares of a series of Acquiring Fund MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

         A Failure to Deposit with respect to shares of a series of Acquiring Fund MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described immediately above, the Acquiring Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the Redemption Price for the shares, if any, of such series for which Notice of Redemption has been mailed; provided, however, that the foregoing clause (b) shall not apply to the Acquiring Fund's failure to pay the Redemption Price in respect of shares of Acquiring Fund MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         GROSS-UP PAYMENTS. Holders of shares of Acquiring Fund MuniPreferred shall be entitled to receive, when, as and if declared by the Board of the Acquiring Fund, out of funds legally available therefor in accordance with the Articles, the Acquiring Fund Statement and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:

         If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Acquiring Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Acquiring Fund MuniPreferred without having given advance notice thereof to the Auction Agent as described under "Description of the Auctions for MuniPreferred Issued by the Acquiring Fund--Auction Dates; Advance Notice of Allocation of Taxable Income" below (such allocation is referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Acquiring Fund MuniPreferred or the liquidation of the Acquiring Fund, the Acquiring Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede, as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Acquiring Fund.

         If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Acquiring Fund makes a Taxable Allocation to a dividend paid on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Acquiring Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Acquiring Fund.

         The Acquiring Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Acquiring Fund.

         A "Gross-up Payment" means payment to a holder of shares of Acquiring Fund MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. A Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Acquiring Fund MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of shares of Acquiring Fund MuniPreferred at the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect during the calendar year in question.

         RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Board of the Acquiring Fund may not declare any dividend (except a dividend payable in Acquiring Fund common shares), or declare any other distribution, upon Acquiring Fund common shares, or purchase Acquiring Fund common shares, unless in every such case the Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, Series TH or Series TH2, have, at the time of any such declaration or purchase (and after giving effect thereto), an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other percentage as may in the future be required by law).

         In addition, for so long as any shares of Acquiring Fund MuniPreferred, including Acquiring Fund MuniPreferred, Series TH or Series TH2, are outstanding, except as set forth in the following paragraph or otherwise described herein, (a) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, Acquiring Fund common shares or other shares, if any, ranking junior to the shares of Acquiring Fund MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation) in respect of Acquiring Fund common shares or any other shares of the Acquiring Fund ranking junior to or on a parity with shares of Acquiring Fund MuniPreferred as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Acquiring Fund common shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the shares of Acquiring Fund MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with shares of Acquiring Fund MuniPreferred as to payment of dividends and the distribution of assets upon liquidation), unless (i) full cumulative dividends on shares of each series of Acquiring Fund MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Acquiring Fund has redeemed the full number of shares of Acquiring Fund MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (b) if either Moody's or S&P is rating the shares of Acquiring Fund MuniPreferred, the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, Acquiring Fund common shares or other shares, if any, ranking junior to shares of Acquiring Fund MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation) in respect of Acquiring Fund common shares or any other shares of the Acquiring Fund ranking junior to shares of Acquiring Fund MuniPreferred as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Acquiring Fund common shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to shares of Acquiring Fund MuniPreferred as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, or both, as the case may be, would at least equal the MuniPreferred Basic Maintenance Amount (see "Rating Agency Guidelines" and "Redemption" below).

         Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with shares of Acquiring Fund MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Acquiring Fund MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Acquiring Fund MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of Acquiring Fund MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of Acquiring Fund MuniPreferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of Acquiring Fund MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of Acquiring Fund MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Acquiring Fund MuniPreferred and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share of Acquiring Fund MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         Under the Code, the Acquiring Fund must, among other things, distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Acquiring Fund's ability to maintain such qualification. See "Tax Matters Associated with Investment in the Funds" below.

         DESIGNATION OF SPECIAL RATE PERIODS. The Acquiring Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Acquiring Fund MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (iii) if the Acquiring Fund shall have mailed a Notice of Redemption with respect to any shares of such series, as described under "Redemption--Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period of shares of a series of Acquiring Fund MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Acquiring Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

         In the event the Acquiring Fund wishes to designate a Subsequent Rate Period of shares of a series of Acquiring Fund MuniPreferred as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of Acquiring Fund MuniPreferred, Series M, (b) a Wednesday that is a Business Day in the case of Acquiring Fund MuniPreferred, Series T, (c) a Thursday that is a Business Day in the case of Acquiring Fund MuniPreferred, Series W,
(d) a Friday that is a Business Day in the cases of Acquiring Fund MuniPreferred, Series TH or (e) a Monday that is a Business Day in the case of Acquiring Fund MuniPreferred Series F and Series F2, then the Acquiring Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Acquiring Fund MuniPreferred, Series M, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Acquiring Fund MuniPreferred, Series T, (c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Acquiring Fund MuniPreferred, Series W, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Acquiring Fund MuniPreferred, Series TH, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Acquiring Fund MuniPreferred, Series F.

         If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Acquiring Fund MuniPreferred as a Special Rate Period, not less than 20 nor more than 30 days prior to the date the Acquiring Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period of shares of such series), notice shall be (a) published or caused to be published by the Acquiring Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (b) mailed by the Acquiring Fund by first-class mail, postage prepaid, to the holders of shares of such series. Each such notice shall state (i) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (ii) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent), notify the Auction Agent of either (A) its determination, subject to certain conditions, to exercise such option, in which case the Acquiring Fund shall specify the Special Rate Period designated, or (B) its determination not to exercise such option.

         No later than 11:00 a.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Acquiring Fund MuniPreferred as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), the Acquiring Fund shall deliver to the Auction Agent either:

         (a) a notice ("Notice of Special Rate Period") stating (i) that the Acquiring Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (ii) the Auction Date immediately prior to the first day of such Special Rate Period, (iii) that such Special Rate Period shall not commence if (A) an Auction for shares of such series shall not be held on such Auction Date for any reason or (B) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (iv) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (v) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (1) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (2) the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Acquiring
Fund); or

         (b) a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         If the Acquiring Fund fails to deliver either such notice (and, in the case of the notice described in clause (a) above, a MuniPreferred Basic Maintenance Report to the effect set forth in clause (a) if either Moody's or S&P is then rating the series in question) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Acquiring Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (b) above.

VOTING RIGHTS

         Holders of shares of Acquiring Fund MuniPreferred, including Acquiring Fund MuniPreferred, Series TH or Series TH2, are entitled to vote on certain matters as described under "Investment Objectives and Policies--Investment Restrictions" above and in the Joint Proxy Statement--Prospectus under "Proposal No. 1--The Reorganization--Description of MuniPreferred Issued by the Acquiring Fund--Voting Rights" and "--Certain Provisions in the Acquiring Fund's Articles of Incorporation" and "Proposal No. 1--The Reorganization--Comparison of the--Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund--General."

         In connection with the election of the Acquiring Fund's directors, holders of outstanding Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, voting as a separate class, shall be entitled to elect two of the Acquiring Fund's trustees, and the remaining trustees will be elected by holders of Acquiring Fund common shares and Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, the number of trustees constituting the Acquiring Fund's Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, as described above, would constitute a majority of the Acquiring Fund's Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Acquiring Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Acquiring Fund preferred shares, including Acquiring Fund MuniPreferred (but not of the trustees with respect to whose election the holders of Acquiring Fund common shares were entitled to vote or the two trustees the holders of Acquiring Fund preferred shares have the right to elect in any event), will terminate automatically.

         The Acquiring Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Acquiring Fund MuniPreferred outstanding at the time (voting separately as one class):

         (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the shares of Acquiring Fund MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation or authorize, create or issue additional shares of any series of Acquiring Fund MuniPreferred (except that the Acquiring Fund may, without the vote of the holders of Acquiring Fund MuniPreferred, authorize, create or issue additional shares of any series of preferred shares ranking on a parity with shares of Acquiring Fund MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation if, after giving effect thereto, the aggregate liquidation preference of all Acquiring Fund preferred shares then outstanding, exclusive of accumulated and unpaid dividends, would not exceed $308,400,000 (after giving effect to the Reorganization); provided, however, if the Acquiring Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Acquiring Fund MuniPreferred) and S&P (if S&P is then rating the shares of Acquiring Fund MuniPreferred) that the issuance of any such additional class or series would not impair the rating then assigned by such rating agency to the Acquiring Fund MuniPreferred, the Acquiring Fund may, without the vote of the holders of Acquiring Fund MuniPreferred, authorize, create or issue classes or series of Acquiring Fund preferred shares ranking on a parity with shares of Acquiring Fund MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation notwithstanding that, after giving effect thereto, the aggregate liquidation preference of all Acquiring Fund preferred shares then outstanding would exceed $268,900,000 (after giving effect to the Reorganization); or

         (b) amend, alter or repeal the provisions of the Declaration or the Acquiring Fund Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of Acquiring Fund MuniPreferred or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of Acquiring Fund MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Acquiring Fund MuniPreferred and such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount.

         So long as any shares of Acquiring Fund MuniPreferred are outstanding, the Acquiring Fund shall not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Acquiring Fund MuniPreferred outstanding at the time (voting separately as one class), file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series of Acquiring fund MuniPreferred in a manner different from any other series of Acquiring Fund MuniPreferred, the Acquiring Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such series of Acquiring Fund MuniPreferred (voting separately as a class).

         Voting provisions will not apply with respect to shares of Acquiring Fund MuniPreferred if, at or prior to the time when a vote is required, such shares shall have been (a) redeemed or (b) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

RATING AGENCY GUIDELINES

         The Acquiring Fund intends that, so long as shares of Acquiring Fund MuniPreferred are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody's or S&P in connection with the Acquiring Fund's receipt at the Effective Time of ratings of "aaa" from Moody's or AAA from S&P in respect of shares of Acquiring Fund MuniPreferred, Series T and Series TH. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Acquiring Fund pays certain fees to Moody's or S&P, or both, for rating shares of Acquiring Fund MuniPreferred. The guidelines described below have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Acquiring Fund in order to satisfy current requirements necessary for Moody's or S&P, or both, to issue the above-described ratings for shares of Acquiring Fund MuniPreferred, Series T and Series TH, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Acquiring Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of Acquiring Fund MuniPreferred only so long as such rating agency is rating such shares. The Acquiring Fund's Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the rating agency guidelines in the event the Acquiring Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to shares of Acquiring Fund MuniPreferred.

         So long as either Moody's or S&P, or both, are rating the Acquiring Fund MuniPreferred, the Acquiring Fund may not, among other things, (a) engage in futures or options transactions, except in accordance with the then current guidelines of such rating agencies, (b) borrow money, except that the Acquiring Fund may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and certain other conditions are met, (c) issue any class or series of shares ranking on a parity with shares of Acquiring Fund MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation of the Acquiring Fund, (d) engage in any short sales of securities,
(e) lend any securities, (f) merge or consolidate into or with any corporation,
(g) change the pricing service utilized in determining the market value of any asset of the Acquiring Fund, or (h) enter into reverse repurchase agreements, unless in each case (except as described above) it has received written confirmation from S&P or Moody's, or both, as appropriate, that any such action would not impair the rating then assigned by such rating agency to shares of Acquiring Fund MuniPreferred. While the Acquiring Fund does not intend to borrow, and while the Acquiring Fund is restricted as a matter of operating policy from borrowing in excess of 5% of its total assets so long as the shares of Acquiring Fund MuniPreferred are outstanding and is otherwise restricted from borrowing pursuant to rating agency guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, the Acquiring Fund is permitted to borrow under its investment restrictions for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to repurchase shares when such borrowing is deemed to be in the best interest of its common shareholders. See "Additional Information About the Funds--Repurchase of Common Shares; Conversion to Open-End Fund" in the Joint Proxy Statement--Prospectus for the circumstances under which the Acquiring Fund may purchase its common shares and incur indebtedness in connection therewith. Should the Acquiring Fund borrow, the Acquiring Fund would be required to pay when due the interest obligation on any debt incurred by the Acquiring Fund before it would be able to pay dividends on shares of Acquiring Fund MuniPreferred, and it is likely that the Acquiring Fund would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the shares of Acquiring Fund MuniPreferred. Because the interest expense on borrowings by the Acquiring Fund will reduce the Acquiring Fund's net investment earnings available to pay dividends on shares of Acquiring Fund MuniPreferred, borrowing may impair the Acquiring Fund's ability to pay such dividends on shares of Acquiring Fund MuniPreferred. The risk is heightened in the event the Acquiring Fund incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

ASSET MAINTENANCE

         1940 Act MuniPreferred Asset Coverage. The Acquiring Fund is required under rating agency guidelines to maintain, as of the last Business Day of each month in which any shares of Acquiring Fund MuniPreferred are outstanding, asset coverage of at least 200% with respect to such shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares). If the Acquiring Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred ("1940 Act MuniPreferred Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Acquiring Fund will be required under certain circumstances to redeem certain of the shares of Acquiring Fund MuniPreferred. See "Redemption" below.

         MUNIPREFERRED BASIC MAINTENANCE AMOUNT. The Acquiring Fund is required under rating agency guidelines to maintain, as of each Business Day ( a "Valuation Date") on which shares of Acquiring Fund MuniPreferred are outstanding, assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount established by the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred. If the Acquiring Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the seventh Business Day after such Valuation Date (the "MuniPreferred Basic Maintenance Cure Date"), the Acquiring Fund will be required under certain circumstances to redeem certain of the shares of Acquiring Fund MuniPreferred.
See "Redemption" below.

         The "MuniPreferred Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

         (a) (i) the product of the number of shares of Acquiring Fund MuniPreferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to shares of Acquiring Fund MuniPreferred then subject to redemption;

                  (ii) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of Acquiring Fund MuniPreferred outstanding that follow such Valuation Date;

                  (iii) subject to certain exceptions, the aggregate amount of dividends that would accumulate on shares of each series of Acquiring Fund MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment
         Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Acquiring Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to shares of such series, such Maximum Rate shall be the higher of (A) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (B) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Acquiring Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length;

                  (iv) the amount of anticipated Acquiring Fund expenses for the 90 days subsequent to such Valuation Date;

                  (v) the amount of the Acquiring Fund's Maximum Potential Gross-up Payment Liability as of such Valuation Date; and

                  (vi) any current liabilities as of such Valuation Date to the extent not reflected in any of (a)(i) through (a)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

         (b) the value of any Acquiring Fund assets irrevocably deposited by the Acquiring Fund for the payment of any of (a)(i) through (a)(vi), all as calculated in accordance with the requirements of the rating agency or agencies then rating the shares of Acquiring Fund MuniPreferred.

         For purposes of the foregoing, "Maximum Potential Gross-up Payment Liability," as of any Valuation Date, means the aggregate amount of Gross-up Payments that would be due if the Acquiring Fund were to make Taxable

Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Acquiring Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         In managing the Acquiring Fund's portfolio, the Adviser will not alter the composition of the Acquiring Fund's portfolio if, in the reasonable belief of the Adviser, the effect of such alteration would be to cause the Acquiring Fund to have Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the MuniPreferred Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of each of Moody's Eligible Assets and S&P Eligible Assets exceeded the MuniPreferred Basic Maintenance Amount by 5% or less, the Adviser will not alter the composition of the Acquiring Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of such assets unless the Acquiring Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of such assets would exceed the MuniPreferred Basic Maintenance Amount.

         Upon any failure to maintain the required Discounted Value, the Acquiring Fund will seek to alter the composition of its portfolio to reattain the MuniPreferred Basic Maintenance Amount on or prior to the MuniPreferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         On or before the third Business Day after a Valuation Date on which the Acquiring Fund fails to meet the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Acquiring Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the shares of Acquiring Fund MuniPreferred) a report with respect to the calculation of the MuniPreferred Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "MuniPreferred Basic Maintenance Report"). The Acquiring Fund will also deliver, as required, a MuniPreferred Basic Maintenance Report as of (a) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (b) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of each of February, May, August and November of each year, the Acquiring Fund will deliver a letter prepared by its independent accountants regarding the accuracy of the calculations made by the Acquiring Fund in its most recent MuniPreferred Basic Maintenance Report. If any such letter prepared by the Acquiring Fund's independent auditors shows that an error was made in the most recent MuniPreferred Basic Maintenance Report, the calculation or determination made by the Acquiring Fund's independent accountants will be conclusive and binding on such Fund.

         The Discount Factors and guidelines for determining the market value of the Acquiring Fund's portfolio holdings, described below, have been based by the rating agencies on criteria such as the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market.

         S&P AAA RATING GUIDELINES. For purposes of calculating the Discounted Value of the Acquiring Fund's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth in the table below ("S&P Discount Factors"). The Discounted Value of a Municipal Obligation under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to
(i)(A) in the event such Municipal Obligation is covered by an Original Issuance Insurance policy or a Portfolio Insurance policy which does not provide the Acquiring Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the S&P or Moody's rating on such Municipal Obligation, (B) in the event such Municipal Obligation is covered by a Secondary Market Insurance policy, the S&P insurance claims-paying ability rating of the issuer of the policy or (C) in the event such Municipal Obligation is covered by a Portfolio Insurance policy which provides the Acquiring Fund with the option to obtain Permanent Insurance with respect to such Municipal Obligation, at the Acquiring Fund's option, the S&P or

Moody's rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy, and (ii) the "S&P Exposure Period" (currently, seven Business Days) and the S&P rating on such Municipal Obligation. S&P Discount Factors for a range of exposure periods are set forth below:



                                                              S&P DISCOUNT FACTORS
                                                                 RATING CATEGORY
                                                    -----------------------------------------------
EXPOSURE PERIOD                                      AAA           AA            A             BBB
---------------                                     ------        ----           --           -----
40 Business Days...........................          190%          195%          210%          250%
22 Business Days...........................          170           175           190           230
10 Business Days...........................          155           160           175           215
7 Business Days............................          150           155           170           210
3 Business Days............................          130           135           150           190


         Since the S&P Exposure Period currently applicable to the Acquiring Fund is seven Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 Business Days." Notwithstanding the foregoing, (a) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets, (b) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (c) except as set forth in clause (a) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (a)(iii) of the following paragraph, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         The S&P guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining S&P Eligible Assets:

         (a) In order to be considered S&P Eligible Assets, Municipal Obligations owned by the Acquiring Fund must:

                  (i) Be interest bearing and pay interest at least semi-annually;

                  (ii) Be payable in U.S. dollars;

                  (iii) Be publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, be rated at least A by Moody's;

                  (iv) Not be private placements; and

                  (v) Be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

         (b) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 10% of the aggregate fair market value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of S&P Eligible Assets.

         (c) Long-term Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

         (d) Municipal Obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of S&P Eligible Assets.

         For purposes of determining as of any Valuation Date whether the Acquiring Fund has S&P Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Acquiring Fund will include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to S&P Eligible Assets that (i) are covered by Portfolio Insurance policies which provide the Acquiring Fund with the option to obtain such Permanent Insurance and (ii) are discounted by an S&P Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

         MOODY'S "AAA" RATING GUIDELINES. For purposes of calculating the Discounted Value of the Acquiring Fund's portfolio under current Moody's guidelines, Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is, as of any Valuation Date, (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (i) the lesser of the market value or call price thereof, including any call premium, divided by (ii) the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 56 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods are set forth below:


                                                                    MOODY'S DISCOUNT FACTORS
                                                                         RATING CATEGORY
                                               -----------------------------------------------------------------
EXPOSURE PERIOD                                AAA      AA       A       BBB    OTHER*    (V)MIG-1**     SP-1+**
----------------                               ---      ---     ---      ---   -------   ------------   --------
7 weeks....................................    151%     159%    168%     202%    229%       136%           148%
8 weeks or less but greater than 7 weeks...    154      164     173      205     235        137            149
9 weeks or less but greater than 8 weeks...    158      169     179      209     242        138            150

------------------

*     Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         Since the Moody's Exposure Period currently applicable to the Acquiring Fund is 56 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "8 weeks or less but greater than 7 weeks." However, if the Moody's Discount Factor used to discount a particular Municipal Obligation is determined by reference to the insurance claims-paying ability of the insurer of such Municipal Obligation, such Moody's Discount Factor will be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the above table under the applicable rating category, and (ii) the percentage set forth in the above table under the rating category that is one rating category below the applicable rating category. Notwithstanding the foregoing, (a) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (b) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Acquiring Fund has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and
(ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of conditions (A) or (B).

         The Moody's guidelines impose certain minimum issue size, issuer, issue type concentration, county concentration and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:


                                                                     MINIMUM         MAXIMUM           MAXIMUM
                                                                   ISSUE SIZE      UNDERLYING     STATE OR TERRITORY
RATING                                                            ($ MILLIONS)     OBLIGOR (%)    CONCENTRATION (%)
-------                                                            -----------    ------------    ------------------
Aaa.............................................................       10              100              100
Aa..............................................................       10               20               60
A...............................................................       10               10               40
Baa.............................................................       10                6               20
Other*..........................................................       10                4               12

------------------

*      Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

         The percentages set forth in the preceding table are based upon Moody's Eligible Assets calculated excluding cash. For purposes of the maximum underlying obligor requirement described above, which requirement will apply except with respect to general obligation Municipal Obligations, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. For purposes of the issue type concentration requirement described above, Municipal Obligations will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, resource recovery issues, transportation issues, industrial development bond issues, utility issues, general obligation issues, lease obligations, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories. In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1 + by S&P, which either do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to have a long-term rating of A.

         Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining the Moody's Discount Factors applicable to such S&P-rated Municipal Obligations, any such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1 or

P-1, or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, will be considered to have a long-term rating of A.

         For purposes of determining as of any Valuation Date whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, the Fund shall include as a liability in the calculation of the MuniPreferred Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets that (i) are covered by Portfolio Insurance policies which provide the Fund with the option to obtain such Permanent Insurance and (ii) are discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability of the issuers of such Portfolio Insurance policy.

         The Acquiring Fund may enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as either S&P or Moody's is rating the Acquiring Fund MuniPreferred, the Acquiring Fund will only engage in futures or options transactions in accordance with the then current guidelines of such ratings agencies, and only after it has received written confirmation from S&P or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such rating agency to shares of Acquiring Fund MuniPreferred.

REDEMPTION

         OPTIONAL REDEMPTION.  Except as described below,

         (a) shares of Acquiring Fund MuniPreferred of each series are redeemable, at the option of the Acquiring Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Declaration, including the Acquiring Fund Statement and applicable law, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that
(i) shares of a series of Acquiring Fund MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding and (ii) subject to the next succeeding sentence, the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Acquiring Fund MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Acquiring Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions"); and

         (b) shares of each series of Acquiring Fund MuniPreferred are redeemable, at the option of the Acquiring Fund, as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, including the Acquiring Fund Statement and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         A Notice of Special Rate Period relating to shares of a series of Acquiring Fund MuniPreferred for a Special Rate Period may contain Special Redemption Provisions only if the Acquiring Fund's Board, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Acquiring Fund.

         If fewer than all of the outstanding shares of a series of Acquiring Fund MuniPreferred are to be redeemed as set forth above, the number of shares of such series to be redeemed shall be determined by the Acquiring Fund's Board, and such shares shall be redeemed pro rata from the holders of record of shares of such series (initially Cede, as nominee of the Securities Depository) in proportion to the number of shares of such series held by such holders. Since the nominee of the Securities Depository is the only record holder of each series of Acquiring Fund MuniPreferred, it will determine the number of shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem shares from some persons listed on their records as beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other persons listed on their records as beneficial owners.

         The Acquiring Fund may not mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Acquiring Fund has available Deposit Securities (i.e., cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P and P-1, MIG-1 or VMIG-1 by Moody's) with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of shares of Acquiring Fund MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of Acquiring Fund MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of Acquiring Fund MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Acquiring Fund.

         MANDATORY REDEMPTION. The Acquiring Fund will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Acquiring Fund's Board for redemption (such amount, together with the redemption prices described under "Optional Redemption" above, being herein referred to as the "Redemption Price"), certain of the shares of Acquiring Fund MuniPreferred to the extent permitted under the 1940 Act, the Declaration, the Acquiring Fund Statement and any applicable law, if the Acquiring Fund fails to maintain the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage in accordance with the requirements of the rating agency or rating agencies then rating the shares of Acquiring Fund MuniPreferred and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of Acquiring Fund MuniPreferred to be redeemed will be equal to the lesser of (a) the minimum number of shares of Acquiring Fund MuniPreferred, together with all other Acquiring Fund preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of Acquiring Fund MuniPreferred and other Acquiring Fund preferred shares the redemption or retirement of which would have had such result, all shares of Acquiring Fund MuniPreferred and Acquiring Fund preferred shares then outstanding will be redeemed), and (b) the maximum number of shares of Acquiring Fund MuniPreferred, together with all other Acquiring Fund preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of Acquiring Fund MuniPreferred required to be redeemed in accordance with the foregoing, the Acquiring Fund will allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of Acquiring Fund MuniPreferred and other Acquiring Fund preferred shares (and, then, pro rata among each series of Acquired Fund MuniPreferred) subject to redemption.

         The Acquiring Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of shares of Acquiring Fund MuniPreferred and other Acquiring Fund preferred shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Acquiring Fund will redeem those shares of Acquiring Fund MuniPreferred or other Acquiring Fund preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Acquiring Fund MuniPreferred are to be redeemed pursuant to a mandatory redemption, the number of shares of such series to be redeemed shall be redeemed pro rata from the holders of shares of such series in proportion to the number of shares of such series held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of a series of Acquiring Fund MuniPreferred.

         NOTICE OF REDEMPTION. Notice of redemption shall be given by mailing the same to each holder of the shares to be redeemed (initially Cede, as nominee of the Securities Depository), not less than 20 nor more than 45 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the record books of the Acquiring Fund ("Notice of Redemption"). Each such notice shall state (a) the redemption date;
(b) the number of shares of Acquiring Fund MuniPreferred to be redeemed and the series thereof; (c) the CUSIP number for shares of such series; (d) the Redemption Price; (e) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Acquiring Fund's Board shall so require and the notice shall so state) are to be surrendered for payment of the Redemption Price; (f) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (g) the provisions of the Acquiring Fund Statement under which such redemption is made. If fewer than all shares of a series of Acquiring Fund MuniPreferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of such series to be redeemed from such holder. The Acquiring Fund may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and that the Acquiring Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         OTHER REDEMPTION PROCEDURES. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Acquiring Fund MuniPreferred will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed. Notwithstanding the fact that the Acquiring Fund may not have redeemed shares of Acquiring Fund MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Acquiring Fund MuniPreferred and will include those shares of Acquiring Fund MuniPreferred for which Notice of Redemption has been mailed. The first two sentences of this paragraph shall not apply in the event the Acquiring Fund provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent (on the next Business Day preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Acquiring Fund MuniPreferred that are the subject of such notice, dividends on such shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided under "Dividends--Determination of Dividend Rate" and "Gross-up Payments" above. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Acquiring Fund's Board shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of shares of Acquiring Fund MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Acquiring Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (a) the aggregate Redemption Price of the shares of Acquiring Fund MuniPreferred called for redemption on such date and (b) all other amounts to which holders of shares of Acquiring Fund MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Acquiring Fund, after which time the holders of shares of Acquiring Fund MuniPreferred so called for redemption may look only to the Acquiring Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Acquiring Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         Notwithstanding the foregoing, if any dividends on shares of a series of Acquiring Fund MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Acquiring Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

         Except as described above with respect to redemptions and under "Description of the Auctions for MuniPreferred Issued by the Acquiring Fund--Orders by Existing Holders and Potential Holders," the Declaration including the Acquiring Fund Statement do not prohibit the Acquiring Fund or any affiliate of the Acquiring Fund from purchasing or otherwise acquiring any shares of Acquiring Fund MuniPreferred.

         The Acquiring Fund has the right to arrange for third parties to purchase from the holders thereof shares of Acquiring Fund MuniPreferred which are to be redeemed as described above.

LIQUIDATION

         Upon a liquidation of the Acquiring Fund, whether voluntary or involuntary, the holders of shares of Acquiring Fund MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Acquiring Fund common shares or on any other class of shares of the Acquiring Fund ranking junior to the Acquiring Fund MuniPreferred upon liquidation, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of Acquiring Fund MuniPreferred shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Acquiring Fund. After the payment to the holders of the shares of Acquiring Fund MuniPreferred of the full preferential amounts provided for as described herein, the holders of shares of Acquiring Fund MuniPreferred as such shall have no fight or claim to any of the remaining assets of the Acquiring Fund. In the event the assets of the Acquiring Fund available for distribution to the holders of shares of Acquiring Fund MuniPreferred upon any liquidation of the Acquiring Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any other class or series of Acquiring Fund preferred shares ranking on a parity with the shares of Acquiring Fund MuniPreferred upon such liquidation unless proportionate distributive amounts shall be paid on account of the shares of Acquiring Fund MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of any series or class or classes of shares ranking on a parity with the shares of Acquiring Fund MuniPreferred with respect to the distribution of assets upon liquidation of the Acquiring Fund, after payment shall have been made in full to the holders of the shares of Acquiring Fund MuniPreferred as described herein, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Acquiring Fund MuniPreferred with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of shares of Acquiring Fund MuniPreferred shall not be entitled to share therein.

         Neither the sale of all or substantially all the property or business of the Acquiring Fund, nor the merger or consolidation of the Acquiring Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Acquiring Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                         DESCRIPTION OF THE AUCTIONS FOR
                   MUNIPREFERRED ISSUED BY THE ACQUIRING FUND


GENERAL

         The Acquiring Fund Statement provides that, except as otherwise described herein, the Applicable Rate for shares of each series of Acquiring Fund MuniPreferred, including Acquiring Fund MuniPreferred, Series T, and Series TH, issued pursuant to the Reorganization, for each Rate Period after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Acquiring Fund Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures, which are attached as Annex B to this Statement of Additional Information, is referred to herein as an "Auction." The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Auction Procedures set forth in the Acquiring Fund Statement.

         As used herein with respect to shares of a series of Acquiring Fund MuniPreferred, (a) "Applicable Rate" means the rate per annum at which dividends are payable on shares of such series for any Rate Period thereof, (b) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series, (c) "Business Day" means a day on which the NYSE is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (d) "Date of Original Issue" means the day on which the Acquiring Fund initially issued shares of such series (in the case of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series W2, Series TH, Series F and Series F2 respectively) or the day on which the Effective Time occurs (in the case of Acquiring Fund MuniPreferred, Series TH2, if issued in connection with the Reorganization), (e) "Dividend Payment Date" means any date on which dividends on shares of such series are payable as provided under "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--General" above, (f) "Dividend Period" means the period from and including the Date of Original Issue (in the case of Acquiring Fund MuniPreferred, Series M, Series W and Series F) or the day following the Date of Original Issue (in the case of Acquiring Fund MuniPreferred, Series T and Series
TH) to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series, (g) "Existing Holder" means a Broker-Dealer (or any such other person as may be permitted by the Acquiring Fund) that is listed on the records of the Auction Agent as a holder of shares of such series, (h) "Initial Rate Period" means the period from and including the Date of Original Issue to but excluding, June 16, 1993, June 11, 1993 and June 14, 1993 (in the case of Acquiring Fund MuniPreferred, Series T, Series TH and Series F, respectively), the period from and including September 9, 1994 to but excluding February 28, 1995, September 14, 1994, September 15, 1994 and September 12, 1994 (in the case of Acquiring Fund MuniPreferred, Series M, Series T2, Series W and Series F2, respectively, and the period consisting of the number of days following the Date of Original Issue that would have remained in the rate period of Acquiring Fund and Acquired Fund MuniPreferred, Series TH or Series TH2, in effect immediately prior to the Date of Original Issue but for the Reorganization (in the case of Acquiring Fund MuniPreferred, Series TH2), (i) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series, (j) "Potential Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Acquiring
Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series, (k) "Rate Period" means the Initial Rate Period of shares of such series and any Subsequent Rate Period of shares of such series, (l) "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for either (i) the shortening or lengthening, as the case may be, of such Rate Period or Dividend Period as set forth under "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--General" above, because the day on which dividends would otherwise be payable is not a Business Day or
(ii) the shortening of such Rate Period pursuant to the provisions relating to the designation of Special Rate Periods as set forth under "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--Designation of Special Rate Periods" above, (m) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (n) "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days and (o) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Acquiring Fund, as set forth under "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--Designation of Special Rate Periods" above, and ending on the last day of the last Dividend Period thereof.

         AUCTION AGENCY AGREEMENT. The Acquiring Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Acquiring Fund MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Acquiring Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of Acquiring Fund MuniPreferred. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Acquiring Fund MuniPreferred. One certificate for all of the shares of each series of Acquiring Fund MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Acquiring Fund MuniPreferred contained in the Acquiring Fund Statement. The Acquiring Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Acquiring Fund MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Acquiring Fund's trustees, as described under "Description of MuniPreferred Issued by the Acquiring Fund--Voting Rights" above, Cede will be the holder of record of all shares of each series of Acquiring Fund MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Acquiring Fund MuniPreferred, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME

         The first Auction for shares of Acquiring Fund MuniPreferred, Series TH or Series TH2, as the case may be, issued pursuant to the Reorganization will be the first Tuesday and Thursday, respectively, that is a Business Day preceding the initial Dividend Payment Date for shares of such series. See "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--General." Thereafter, Auctions for shares of such series will normally be held every Tuesday and Thursday (in the case of Acquiring Fund MuniPreferred, Series TH) and Monday, Tuesday, Wednesday, Thursday and Friday (in the case of Acquiring Fund MuniPreferred, Series M, Series T, Series T2, Series W, Series W2, Series F and Series F2), and each Subsequent Rate Period of shares of such series will normally begin on the following Friday (in the case of Acquiring Fund MuniPreferred, Series TH,) and Tuesday, Wednesday, Thursday, Friday and Monday (in the case of Acquiring Fund MuniPreferred, Series M), unless the then-current Rate Period of shares of such series is a Special Rate Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--General" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

         Whenever the Acquiring Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of Acquiring Fund MuniPreferred, the Acquiring Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Acquiring Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. See also "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--Gross-Up Payments" above.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

         Prior to the Submission Deadline on each Auction Date for shares of a series of Acquiring Fund MuniPreferred:

         (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

                  (i) "Hold Order"--indicating the number of outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next Rate Period thereof;

                  (ii) "Bid"--indicating the number of outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next Rate Period thereof shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (iii) "Sell Order"--indicating the number of outstanding shares, if any, of such series that such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next Rate Period thereof; and

         (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of such series that they offer to purchase if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Acquiring Fund MuniPreferred then held by such Beneficial Owner. A Bid placed by a Beneficial Owner with respect to shares of such series specifying a rate higher than the Applicable Rate for shares of such series determined in the Auction therefor shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all the outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding shares of such series held by such Beneficial Owner and not subject to Orders with respect to shares of such series submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all of the outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Acquiring Fund MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of Acquiring Fund MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner.

         A Potential Beneficial Owner may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series of Acquiring Fund MuniPreferred if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate not higher than the Maximum Rate for shares of such series shall constitute an irrevocable offer to purchase the number of shares of such series specified in such Bid if the rate determined in the Auction for shares of such series is equal to or greater than the rate specified in such Bid.

         As described more fully under "Submission of Orders by Broker-Dealers to Auction Agent" below, the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Acquiring Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Acquiring Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Acquiring Fund MuniPreferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Acquiring Fund MuniPreferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent," below.

         Neither the Acquiring Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Acquiring Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Acquiring Fund MuniPreferred that is fewer than the number of shares of Acquiring Fund MuniPreferred specified in its Order. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares," below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement," below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (a) be treated as a Sell Order if submitted by Beneficial Owner or an Existing Holder and (b) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         As used herein, "Maximum Rate," for shares of a series of Acquiring Fund MuniPreferred on any Auction Date for shares of such series, means:

         (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which

Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of

                  (A) the dividend rate on shares of such series for the then-ending Rate Period; and

                  (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

         (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and
(z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

         As used herein, "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         As used herein, "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (a) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Acquiring Fund MuniPreferred) and S&P (if S&P is then rating the shares of Acquiring Fund MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code, of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         As used herein, "AA" Composite Commercial Paper Rate," on any date for any Rate Period of shares of a series of Acquiring Fund MuniPreferred, means:

         (a) (i) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (ii) in the case of any Special Rate Period of (A) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (B) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (C) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (D) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (E) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate;
(F) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (G) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

         (b) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

         If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Acquiring Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (a) the discount rate divided by (b) the difference between (i)
1.00 and (ii) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means The First Boston Company and Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

         As used herein, "Treasury Bill Rate," on any date for any Rate Period of shares of a series of Acquiring Fund MuniPreferred, means:

         (a) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recent auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

         (b) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

         As used herein, "Treasury Note Rate," on any date for any Rate Period of shares of a series of Acquiring Fund MuniPreferred, means:

         (a) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

         (b) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

         For purposes of the foregoing, "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less, and "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Acquiring Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

         The applicable "AA" Composite Commercial Paper Rates, Taxable Equivalent of the Short-Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

         The "Rate Multiple," for shares of a series of Acquiring Fund MuniPreferred on any Auction Date for shares of such series, will be a percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date;


PREVAILING RATING                                       PERCENTAGE
-------------------                                    ------------
"aa3"/AA- or higher..............................          110%
"a3"/A-..........................................          125%
"baa3"/BBB-......................................          150%
"ba3"/BB-........................................          200%
Below "ba3"/BB-..................................          250%

provided, however, that in the event the Acquiring Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. If the shares of Acquiring Fund MuniPreferred are rated by only one rating agency, such rating will be the prevailing rating.

         For purposes of this determination, the "prevailing rating" of shares of a series of Acquiring Fund MuniPreferred shall be (a) "aa3"/AA- or higher if shares of such series have a rating of "aa3" or better by Moody's and

AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (b) if not "aa3"/AA- or higher, then "a3"/A- if shares of such series have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (c) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if shares of such series have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (d) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if shares of such series have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (e) if not "aa3"/AA-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if shares of such series are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Acquiring Fund will take all reasonable action necessary to enable either Moody's or S&P to provide a rating for shares of each series of Acquiring Fund MuniPreferred. If neither Moody's nor S&P shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successor (in the case of Series T and Series F MuniPreferred), Kidder, Peabody & Co. Incorporated or its successor (in the case of Series M MuniPreferred) and Smith Barney Shearson or its successor (in the case of Series W and Series TH MuniPreferred) shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Commission under the Exchange Act) to act as a substitute rating agency in respect of the shares of such series of Acquiring Fund MuniPreferred, and the Acquiring Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

         Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Acquiring Fund) as the Existing Holder or Potential Holder in respect of the shares of Acquiring Fund MuniPreferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one thousandth (.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of Acquiring Fund MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of shares of such series held by such Existing Holder;

         (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

             (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                  (iv) in any such event, the number, if any, of shares of such series subject to Bids not valid under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

         (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

         If more than one Bid for a Potential Holder is submitted to the Auction Agent, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

         Not earlier than the Submission Deadline on each Auction Date for shares of a series of Acquiring Fund MuniPreferred, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of such series over the number of outstanding shares of such series subject to Submitted Hold Orders (such excess being referred to as the "Available MuniPreferred" of such series) and whether Sufficient Clearing Bids for shares of such series have been made in the Auction. "Sufficient Clearing Bids" for shares of such series will have been made if the number of outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for shares of such series equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate for shares of such series).

         If Sufficient Clearing Bids for shares of such series have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available MuniPreferred of such series. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of such series.

         If Sufficient Clearing Bids for shares of such series have not been made (other than because all of the outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next Rate Period thereof will be equal to the Maximum Rate for shares of such series. If Sufficient Clearing Bids for shares of such series have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See "Auction Dates; Advance Notice of Allocation of Taxable Income" above and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the outstanding shares of Acquiring Fund MuniPreferred of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next Rate Period thereof will be the All Hold Order Rate--i.e., the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (a)(i) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (ii) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (iii) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (a)(i), (ii) or (iii) as applicable, being referred to herein as the "Benchmark Rate") and (b) 1 minus the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Acquiring Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or
(B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (b) and (y) the product of the maximum marginal regular Federal income tax rate, if any, applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by (1) dividing the amount of Taxable Income available for distribution per such share of Acquiring Fund MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (2) multiplying the amount determined in (1) above by 365 (in the case of the Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (3) dividing the amount determined in (2) above by $25,000. In calculating the "AA" Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

         Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders in respect of shares of a series of Acquiring Fund MuniPreferred will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of such series will sell, continue to hold and/or purchase shares of such series as set forth below. Existing Holders of shares of such series that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

         If Sufficient Clearing Bids for shares of a series of Acquiring Fund MuniPreferred have been made:

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate for shares of such series will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

         (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate for shares of such series will continue to hold the outstanding shares of such series subject to such Submitted Bid;

         (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate for shares of such series will purchase the number of outstanding shares of such series subject to such Submitted Bid;

         (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will continue to hold the shares of such series subject to such Submitted Bid, unless the number of outstanding shares of such series subject to all such Submitted Bids is greater than the number of shares of such series in excess of the Available MuniPreferred of such series over the number of shares of such series accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of such series subject to all such Submitted Bids of such Existing Holders; and

         (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available MuniPreferred of such series not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding shares of such series subject to all such Submitted Bids.

         If Sufficient Clearing Bids for shares of a series of Acquiring Fund MuniPreferred have not been made (unless this results because all outstanding shares of such series are subject to Submitted Hold Orders):

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the outstanding shares of such series subject to such Submitted Bid;

         (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of outstanding shares of such series subject to such Submitted Bid; and

         (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series determined on a pro rata basis based on the number of outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (d) or
(e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Acquiring Fund MuniPreferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of Acquiring Fund MuniPreferred being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of Acquiring Fund MuniPreferred. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of Acquiring Fund MuniPreferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of Acquiring Fund MuniPreferred for purchase among Potential Holders so that only whole shares of Acquiring Fund MuniPreferred are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of Acquiring Fund MuniPreferred.

NOTIFICATION OF RESULTS; SETTLEMENT

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of Acquiring Fund MuniPreferred as a result of the Auction and will be required to advise each customer purchasing or selling shares of Acquiring Fund MuniPreferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of Acquiring Fund MuniPreferred on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Security Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Security Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of Acquiring Fund MuniPreferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their

Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Acquiring Fund MuniPreferred are set forth in Annex C to this Statement of Additional Information.

         If any Existing Holder selling shares of Acquiring Fund MuniPreferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Acquiring Fund MuniPreferred in such Auction may deliver to such person a number of whole shares of Acquiring Fund MuniPreferred that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Acquiring Fund MuniPreferred to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Acquiring Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Acquiring Fund MuniPreferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Acquiring Fund) with respect to transfers described in the Joint Proxy Statement--Prospectus under "Proposal No.1--The Reorganization--Description of MuniPreferred Issued by the Acquiring Fund--The Auction--Secondary Market Trading and Transfer of Acquiring Fund MuniPreferred." The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Acquiring Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Acquiring Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Acquiring Fund may remove the Auction Agent provided that prior to such removal the Acquiring Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of Acquiring Fund MuniPreferred will pay to each Broker-Dealer, from funds provided by the Acquiring Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Acquiring Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Acquiring Fund MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Acquiring Fund MuniPreferred will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Acquiring Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreements provides that a Broker-Dealer (other than an affiliate of the Acquiring Fund) may submit Orders in Auctions for its own account, unless the Acquiring Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Acquiring Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                   FEDERAL INCOME TAX MATTERS ASSOCIATED WITH
                             INVESTMENT IN THE FUNDS

         The following is based upon the advice of Vedder, Price, Kaufman & Kammholz, counsel to the Funds.

         The Federal income tax implications for Acquired Fund shareholders who will own Acquiring Fund Shares after the Reorganization will be substantially the same as the Federal income tax implications currently applicable to such shareholders with respect to their ownership of Acquired Fund Shares. The Acquiring Fund and the Acquired Fund qualify under Subchapter M of the Code as regulated investment companies and satisfy conditions which enable dividends on common shares or shares of MuniPreferred which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income; and (b) diversify its holdings so that, at the end of each fiscal quarter of such Fund
(i) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of such Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of such Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of Subchapter M of the Code, each Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objectives and Policies of the Funds--Investment Restrictions" above. If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, that Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of such Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, each Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         Each Fund intends to qualify to pay "exempt-interest" dividends on its common shares and shares of MuniPreferred as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, each Fund shall be qualified to pay exempt interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by each Fund which are attributable to interest on Municipal Obligations and are so designated by the Fund. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by each Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" Municipal Lease Obligations will be excludable from gross income for Federal income tax purposes. See "Investment Objectives and Policies of the Funds--Municipal Obligations" above. Gains of a Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders by each Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by such Fund will be taxable to its shareholders as ordinary income. Distributions by each Fund of net capital gains, if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned common shares or shares of MuniPreferred of such Fund and regardless of whether the distribution is received in additional common shares or shares of MuniPreferred or in cash. As long as a Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The IRS currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Accordingly, so long as the IRS maintains this position, each Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) and other taxable income, if any, between its common shares and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, each Fund reserves the right to make special allocations of income within a class, consistent with the objectives of such Fund. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, such Fund retroactively allocates any net capital gains or other income taxable for Federal income tax purposes to shares of its MuniPreferred as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund without having given advance notice thereof as required by such Fund's preferred share designation statement or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, such Fund allocates any net capital gains or other income taxable for Federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, such Fund will arrange to make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the tax effect thereof as described under "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--Gross-up Payments" above.

         In general, dividends on a Fund's shares of MuniPreferred will be exempt from Federal income tax in the hands of owners of such shares subject to the possible application of the alternative minimum tax. Each Fund is required to allocate net capital gains and other taxable income, if any, proportionately between its common shares and shares of MuniPreferred in accordance with the position of the IRS. Each Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gains or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. The amount of taxable income allocable to a Fund's shares of MuniPreferred will depend upon the amount of such income realized by such Fund, but is not generally expected to be significant. Except for dividends paid on shares of a Fund's MuniPreferred which include an allocated portion of any net capital gains or other taxable income, each Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for Federal income tax purposes.

         The Funds have received an opinion of counsel to the effect that the manner in which each Fund intends to allocate items of tax-exempt income, net capital gains and other taxable income, if any, between its common shares and shares of MuniPreferred will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the IRS or the courts. Currently there is no guidance from the IRS or other sources specifically addressing whether a Fund's method for making such allocations will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion. If the IRS were to disagree with a Fund's allocation, it either could assert the need to reallocate that Fund's net capital gains or other taxable income or it could disallow a portion of that Fund's dividends paid deduction. In the event of a reallocation, some of the dividends identified by that Fund as tax-exempt to owners of its shares of MuniPreferred may be recharacterized as additional capital gain or other taxable income. Under these circumstances, that Fund would not be required to make payments to such owners to offset the tax effect of such reallocation. In addition, a reallocation or a disallowance of part of that Fund's dividends paid deduction would likely cause that Fund to be liable for income tax on any reallocated taxable income and possibly an excise tax. Counsel has advised the Funds that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS should not prevail.

         Allocations to a Fund's shares of MuniPreferred of any net income received from taxable temporary investments and any net short-term capital gains realized by such Fund will be taxable to owners of such shares as ordinary income. Allocations of any net capital gains realized by each Fund will be taxable to owners of that Fund's shares of MuniPreferred as long-term capital gains regardless of the length of time such owners have owned such shares. As long as a Fund qualifies as a regulated investment company under the Code, no part of the distributions to owners of its shares of MuniPreferred will qualify for the dividends-received deduction for corporations.

         In order for any distributions to owners of a Fund's shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for Federal income tax purposes. Each Fund has received an opinion of counsel to the effect that its shares of MuniPreferred will constitute stock of such Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to such Fund's shares of MuniPreferred, to the extent paid out of current or accumulated earnings and profits of such Fund, will constitute dividends for Federal income tax purposes. This opinion of counsel is based, among other things, on (a) a revenue ruling published by the IRS in 1990, which holds that a preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for each Fund's shares of MuniPreferred is treated as stock for Federal income tax purposes and (b) each Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and such Fund, Nuveen or any owner of such Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.

         If at any time when a Fund's shares of MuniPreferred are outstanding such Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, such Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred Issued by the Acquiring Fund--Dividends--Restrictions on Dividends and Other Payments" above. This may prevent such Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income, and may therefore jeopardize such Fund's qualification for taxation as a regulated investment company or cause such Fund to incur a tax liability or a nondeductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, a Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to such Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives. See "Description of MuniPreferred Issued by the Acquiring Fund--Redemption--Mandatory Redemption" above.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, a Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "nonexempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         Each Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in such Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of such Fund. For purposes of (a), (b) and (c) above, an owner's common shares ownership of such Fund will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gains. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gains and any gain from the sale or other disposition of a Fund's shares of MuniPreferred generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or is present in the United States for more than 182 days during a taxable year.

         A Fund's futures and options transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's investments.


         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year declared.


         The sale or other disposition of common shares or shares of MuniPreferred of a Fund will normally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

         Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. Each Fund will annually supply a report indicating the percentage of that Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

         In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by each Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

         Tax-exempt income, including exempt-interest dividends paid by each Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         Each Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of that Fund's shares who do not furnish to that Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from each Fund.

         The value of common shares acquired pursuant to a Fund's Dividend Reinvestment Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.

         The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of each Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to each Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters as well as state and local tax matters.

NUVEEN
Exchange-Traded Funds
October 31, 1998
Dependable, tax-free income
to help you keep more of
what you earn.
NPI

Premium Income
NPM

Premium Income 2
NPT

Premium Income 4

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NPI's Performance Overview
 6 NPM's Performance Overview
 7 NPT's Performance Overview
 8 Shareholder Meeting Report
11 Report of Independent Auditors
12 Portfolio of Investments
35 Statement of Net Assets
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Notes to Financial Statements
42 Financial Highlights
44 Building Better Portfolios
45 Fund Information

===============================================================================
Credit Quality                  Performance Highlights

Nuveen Premium Income Municipal Fund, Inc. (NPI)
                              o Competitive taxable-equivalent yield of
                                8.13% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                shareprice of 13.38% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        61%
AA                         22%
A                          10%
BBB/NR                      7%


Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                              o Competitive taxable-equivalent yield of
                                7.99% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                share price of 18.76% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        57%
AA                         12%
A                          21%
BBB/NR                     10%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                              o Competitive taxable-equivalent yield of
                                7.99% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                share price of 17.29% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        51%
AA                         19%
A                          19%
BBB/NR                     11%

* The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

  The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper National Leveraged Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

Dear Shareholder
Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report that over the past 12 months, the Nuveen Premium Income Funds, Inc. (NPI, NPM, and NPT) have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these three funds and led to higher share prices than those posted a year ago. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams. In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced

Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

  "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier Advisers(SM) to share their wisdom in the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable

Portfolio managers Tom Futrell, Steve Peterson, and Ted Neild discuss the current municipal market environment, fund performance, and the outlook for the Nuveen Premium Income Municipal Funds.


What outside factors influenced the municipal bond market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that have been apparent in the fixed-income markets over the past 12 months: declining interest rates and an increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?

For the fiscal year ending October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Municipal Bond
Index*:


                                 Taxable-          Lehman Brothers
            Total                Equivalent        Municipal Bond
Fund        Return Total         ReturnIndex       Total Return
- ------------------------------------------------------------------
NPI         8.86%                11.52%            8.02%
- ------------------------------------------------------------------
NPM         8.93%                11.66%            8.02%
- ------------------------------------------------------------------
NPT         8.58%                11.15%            8.02%
- ------------------------------------------------------------------


Along with outperforming the Lehman Index, all three of the funds had better total returns than their Lipper Peer Group average **, which had a total return of 8.43%. The funds' durations played a significant role in the solid performance of the funds.

* The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. **The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper National Leveraged Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

What were the funds' durations, and what role does duration play regarding investment risk?

The following chart illustrates the funds' durations compared to the duration of the Lehman Index, as of October 31, 1998.


Fund        Fund Duration*       Lehman Brothers Duration
- ---------------------------------------------------------
NPI         9.47 years           7.30 years
- ---------------------------------------------------------
NPM         7.90 years           7.30 years
- ---------------------------------------------------------
NPT         9.30 years           7.30 years
- ---------------------------------------------------------

* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that comprise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations longer than that of the index generally tended to outperform the market.

How have dividends been affected?

In the current low interest rate environment, good call protection helped support the dividends of NPM and NPT and protect the income of these funds from erosion. As of October 31, 1998, these two funds have provided shareholders with 33 and 42 consecutive months of steady income, respectively. However, the combination of declining interest rates and a significant number of bond calls acted to reduce the income level of NPI, the oldest fund in this report. Brought to market in July 1998, NPI's portfolio is undergoing an anticipated restructuring as higher-yielding bonds purchased when the fund was first assembled reach their call dates. The high level of single-family mortgage revenue bonds (12%) in this portfolio also contributed to the number of calls when interest rates fell and these bonds were prepaid. As proceeds from the called bonds were reinvested in bonds paying relatively lower current interest rates, the change in income level earned by NPI over the past year necessitated a dividend reduction. Despite this adjustment to NPI, all of the Nuveen Premium Income funds continue to provide very attractive current market yields. The following chart highlights the three funds' market yields and their taxable-equivalent yields at the 31% federal income tax bracket, as of October 31, 1998.


Fund        Market Yield           Taxable-Equivalent Yield
- -----------------------------------------------------------
NPI         5.61%                  8.13%
- -----------------------------------------------------------
NPM         5.51%                  7.99%
- -----------------------------------------------------------
NPT         5.51%                  7.99%
- -----------------------------------------------------------


What effect was there to the funds' share price performance?

Share price performance among many of the Nuveen Exchange-Traded Funds has been strong over the past 12 months. All three funds posted higher closing share prices as of October 31, 1998, than they did a year ago. In addition, strong bond market performance boosted all three of the funds' net asset values. The accompanying chart is as of October 31, 1998.


Fund        Share Price       Net Asset Value        Premium (+)
                                        (NAV)       Discount (-)
- ----------------------------------------------------------------
NPI         $15.1875          $15.66                -3.02%
- ----------------------------------------------------------------
NPM         $16.875           $16.15                + 4.49%
- ----------------------------------------------------------------
NPT         $14.8125          $15.05                -1.58%
- ----------------------------------------------------------------

Were there any particular sectors where Nuveen searched for undervalued securities?

Over the past year, we found value in the healthcare and utilities sectors, currently the two largest issuers in the municipal market, by taking advantage of the competitive environment created by deregulation and consolidation. Within the utilities sector, we concentrated on public power issues, where Nuveen's excellent surveillance and research helped point out the unique aspects of these credits. The heavy volume in these two sectors also created additional opportunities to find value, as hospital and utility bonds often offered above-market yields and special call provisions to attract buyers.


What key strategies were used over the course of the year?

In NPI, we continued to buy high-quality, investment-grade revenue bonds that we believe are undervalued when analyzed from the perspective of credit quality, yield curve position, or sector. Most of these bonds were in the 20-to 30-year maturity range.

When reinvesting the proceeds from bonds called from NPM, we looked for bonds with longer maturities to increase the fund's duration as well as bonds that we anticipate will be refunded in order to realize the gain in price. The fund continues to be well diversified across sectors and states.

Over the past year, we further enhanced the call protection of NPT by buying noncallable bonds. Overall, the fund has very high credit quality (70% in bonds rated AAA and AA), with 11% in the BBB-rated or non-rated categories. Even though the difference in yield between higher quality (AAA-rated) and lower quality bonds (at least BBB-rated) narrowed over the past year, we were still able to find value among the lower quality, investment grade bonds. As this difference widens and we are compensated with higher yields, we may increase our allocation in this category.

What is Nuveen's outlook for the future?

Looking ahead for the Nuveen Premium Income funds, our focus will continue to be on supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environment. NPI has already entered into a period where bond calls have affected the portfolio, while NPM and NPT will begin to face bond calls over the next two to three years. Our goal is to manage through this call risk by improving the structure of the portfolios, that is, investing in bonds with longer durations, high yields, and good call protection. We also will attempt to preemptsome of these calls by selling bonds prior to their call dates and replacing them with high-quality bonds offering attractive yields. If credit spreads continue to widen, we will look for opportunities to assume some additional credit risk, especially in healthcare and utility bonds, in order to enhance the funds' yields. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The current market environment--influenced by declining interest rates, benign inflation, and strong municipal supply--has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for these bonds. Investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NPI
Portfolio Statistics
====================================================================
Inception Date                                     7/88
- --------------------------------------------------------------------
Share Price                                    $15 3/16
- --------------------------------------------------------------------
Net Asset Value                                  $15.66
- --------------------------------------------------------------------
Current Market Yield Per Share                    5.61%
- --------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)        8.13%
- --------------------------------------------------------------------
Fund Net Assets ($000)                       $1,473,755
- --------------------------------------------------------------------
Effective Maturity (Years)                        20.41
- --------------------------------------------------------------------
Fund Duration (Years)                              9.47
- --------------------------------------------------------------------

Annualized Total Return
====================================================================
                      On Share Price             On NAV
- --------------------------------------------------------------------
1-Year                        10.60%              8.86%
- --------------------------------------------------------------------
5-Year                         4.02%              6.30%
- --------------------------------------------------------------------
10-Year                        7.58%              8.42%
- --------------------------------------------------------------------

Taxable-Equivalent Total Return (2)
====================================================================
                      On Share Price             On NAV
- --------------------------------------------------------------------
1-Year                        13.38%             11.52%
- --------------------------------------------------------------------
5-Year                         7.18%              9.38%
- --------------------------------------------------------------------
10-Year                       10.92%             11.75%
- --------------------------------------------------------------------

Top Five Sectors (as a % of total investments)
====================================================================
Utilities                                           21%
- --------------------------------------------------------------------
Tax Obligation (General)                            13%
- --------------------------------------------------------------------
Tax Obligation (Limited)                            13%
- --------------------------------------------------------------------
U.S. Guaranteed                                     12%
- --------------------------------------------------------------------
Housing (Single Family)                             12%
- --------------------------------------------------------------------

BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share (3)
====================================================================
NOV   0.074
DEC   0.074
JAN   0.074
FEB   0.074
MAR   0.074
APR   0.074
MAY   0.074
JUN   0.074
JUL   0.074
AUG   0.071
SEP   0.071
OCT   0.071

LineChart:
Share Price Performance
====================================================================
11/7/97           14.563
                  14.063
                  14.25
                  14.313
                  14.438
                  14.438
                  14.563
                  14.688
                  14.75
                  15.125
                  15.063
                  15
                  15.188
                  15.125
                  14.75
                  14.813
                  14.875
                  14.813
                  14.75
                  14.75
                  14.5
                  14.813
                  14.75
                  14.688
                  14.563
                  14.438
                  14.438
                  14.438
                  14.563
                  14.813
                  14.813
                  14.813
                  14.813
                  14.875
                  15
                  14.938
                  15
                  15
                  14.875
                  14.625
                  14.625
                  14.688
                  14.563
                  14.625
                  14.688
                  14.938
                  15.25
                  15
                  15.25
                  15.13
10/31/91          15.19
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0577 per share.

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of October 31, 1998

NPM

Portfolio Statistics
=============================================================
Inception Date                                     7/92
- -------------------------------------------------------------
Share Price                                     $16 7/8
- -------------------------------------------------------------
Net Asset Value                                  $16.15
- -------------------------------------------------------------
Current Market Yield Per Share                    5.51%
- -------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)        7.99%
- -------------------------------------------------------------
Fund Net Assets ($000)                         $959,840
- -------------------------------------------------------------
Effective Maturity (Years)                        17.17
- -------------------------------------------------------------
Fund Duration (Years)                              7.90
- -------------------------------------------------------------

Annualized Total Return
=============================================================
                      On Share Price             On NAV
- -------------------------------------------------------------
1-Year                        15.98%              8.93%
- -------------------------------------------------------------
3-Year                        15.89%              9.30%
- -------------------------------------------------------------
5-Year                         9.67%              7.32%
- -------------------------------------------------------------
Since Inception                8.66%              8.73%
- -------------------------------------------------------------

Taxable-Equivalent Total Return (2)
=============================================================
                      On Share Price             On NAV
- -------------------------------------------------------------
1-Year                        18.76%             11.66%
- -------------------------------------------------------------
3-Year                        18.92%             12.12%
- -------------------------------------------------------------
5-Year                        12.84%             10.22%
- -------------------------------------------------------------
Since Inception               11.66%             11.55%
- -------------------------------------------------------------

Top Five Sectors (as a % of total investments)
=============================================================
U.S. Guaranteed                                     26%
- -------------------------------------------------------------
Tax Obligation (General)                            16%
- -------------------------------------------------------------
Housing (Single Family)                             12%
- -------------------------------------------------------------
Tax Obligation (Limited)                             9%
- -------------------------------------------------------------
Transportation                                       8%
- -------------------------------------------------------------


BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share (3)
=============================================================
NOV   0.0775
DEC   0.0775
JAN   0.0775
FEB   0.0775
MAR   0.0775
APR   0.0775
MAY   0.0775
JUN   0.0775
JUL   0.0775
AUG   0.0775
SEP   0.0775
OCT   0.0775


LineChart:
Share Price Performance
=============================================================
11/7/97           15.5
                  15.5
                  15.625
                  15.75
                  15.875
                  15.75
                  15.75
                  15.875
                  16.125
                  16.375
                  16.063
                  16.063
                  16.313
                  16.25
                  16.125
                  16.313
                  16.375
                  16.313
                  15.938
                  15.938
                  15.875
                  15.875
                  15.75
                  15.75
                  15.438
                  15.625
                  15.438
                  15.375
                  15.438
                  15.813
                  15.688
                  15.938
                  15.938
                  15.875
                  16.188
                  16.25
                  16.125
                  16.063
                  15.875
                  15.75
                  15.875
                  16.188
                  16.25
                  16.25
                  16.063
                  16.375
                  17.063
                  16.438
                  16.875
                  16.81
10/31/98          16.88
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0891 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of October 31, 1998

NPT
Portfolio Statistics
====================================================================
Inception Date                                     2/93
- --------------------------------------------------------------------
Share Price                                   $14 13/16
- --------------------------------------------------------------------
Net Asset Value Per Share                        $15.05
- --------------------------------------------------------------------
Current Market Yield                              5.51%
- --------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)1          7.99%
- --------------------------------------------------------------------
Fund Net Assets ($000)                         $923,004
- --------------------------------------------------------------------
Effective Maturity (Years)                        17.24
- --------------------------------------------------------------------
Fund Duration (Years)                              9.30
- --------------------------------------------------------------------

Annualized Total Return
====================================================================
                      On Share Price             On NAV
- --------------------------------------------------------------------
1-Year                        14.54%              8.58%
- --------------------------------------------------------------------
3-Year                        13.59%              8.76%
- --------------------------------------------------------------------
5-Year                         7.50%              6.43%
- --------------------------------------------------------------------
Since Inception                6.15%              7.22%
- --------------------------------------------------------------------

Taxable-Equivalent Total Return (2)
====================================================================
                      On Share Price             On NAV
- --------------------------------------------------------------------

1-Year                        17.29%             11.15%
- --------------------------------------------------------------------
3-Year                        16.54%             11.42%
- --------------------------------------------------------------------
5-Year                        10.54%              9.18%
- --------------------------------------------------------------------
Since Inception                9.03%              9.89%
- --------------------------------------------------------------------

Top Five Sectors (as a % of total investments)
====================================================================
Health Care                                         17%
- --------------------------------------------------------------------
Utilities                                           17%
- --------------------------------------------------------------------
U.S. Guaranteed                                     15%
- --------------------------------------------------------------------
Tax Obligation (General)                            10%
- --------------------------------------------------------------------
Housing (Multifamily)                                8%
- --------------------------------------------------------------------


BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share
====================================================================
NOV   0.0680
DEC   0.0680
JAN   0.0680
FEB   0.0680
MAR   0.0680
APR   0.0680
MAY   0.0680
JUN   0.0680
JUL   0.0680
AUG   0.0680
SEP   0.0680
OCT   0.0680

LineChart:
Share Price Performance
====================================================================
11/7/97           13.688
                  13.813
                  13.938
                  13.938
                  13.938
                  13.75
                  13.875
                  13.938
                  14.063
                  14.938
                  14.75
                  14.688
                  14.875
                  14.813
                  14.938
                  14.875
                  14.875
                  14.688
                  14.625
                  14.625
                  14.313
                  14.625
                  14.313
                  14
                  14
                  13.75
                  13.625
                  13.5
                  13.563
                  13.813
                  13.813
                  13.938
                  13.938
                  14.188
                  14.625
                  14.313
                  14.25
                  14.375
                  14.375
                  14.25
                  14.313
                  14.5
                  14.313
                  14.125
                  14.25
                  14.5
                  14.875
                  14.75
                  14.875
                  14.69
10/31/98          14.81
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
NPI
- ------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                            Preferred      Preferred      Preferred      Preferred      Preferred
                            Common             Shares         Shares         Shares         Shares         Shares
                            Shares           Series-M       Series-T       Series-W      Series-TH       Series-F

==========================================================================================================================
Robert P. Bremner
   For                      53,318,929          3,272          3,248          2,982          3,379          2,557
   Withhold                    536,164             38              2             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
Lawrence H. Brown
   For                      53,323,070          3,272          3,248          2,982          3,379          2,557
   Withhold                    532,023             38              2             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
Anthony T. Dean
   For                      53,331,313          3,272          3,248          2,982          3,379          2,557
   Withhold                    523,780             38              2             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
 Anne E. Impellizzeri
   For                      53,297,812          3,272          3,248          2,982          3,379          2,556
   Withhold                    557,281             38              2             50              4              8
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
Peter R. Sawers
   For                      53,324,045          3,272          3,228          2,982          3,379          2,556
   Withhold                    531,048             38             22             50              4              8
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
William J. Schneider
   For                              --          3,272          3,248          2,982          3,379          2,557
   Withhold                         --             38              2             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                            --          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
Timothy R. Schwertfeger
   For                              --          3,272          3,248          2,982          3,379          2,557
   Withhold                         --             38              2             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                            --          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
Judith M. Stockdale
   For                      53,251,659          3,272          3,228          2,982          3,379          2,557
   Withhold                    603,434             38             22             50              4              7
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================
 Ratification of auditors was reached as follows:

   For                      52,803,486          3,252          3,229          3,021          3,380          2,435
   Against                     164,742              1              6              2              3            125
   Abstain                     886,865             57             15              9             --              4
- ------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
==========================================================================================================================

Shareholder Meeting Report
NPM
- ------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                            Preferred      Preferred      Preferred      Preferred      Preferred
                                Common         Shares         Shares         Shares         Shares         Shares
                                Shares       Series-M       Series-T       Series-W      Series-TH       Series-F

==========================================================================================================================
Robert P. Bremner
   For                      37,763,321          1,546          2,718          1,684          2,692          1,749
   Withhold                    289,938             41             89              2             14             22
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
Lawrence H. Brown
   For                      37,779,299          1,586          2,718          1,684          2,692          1,770
   Withhold                    273,960              1             89              2             14              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
Anthony T. Dean
   For                      37,782,809          1,586          2,718          1,684          2,692          1,770
   Withhold                    270,450              1             89              2             14              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
 Anne E. Impellizzeri
   For                      37,754,163          1,586          2,718          1,684          2,692          1,770
   Withhold                    299,096              1             89              2             14              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
Peter R. Sawers
   For                      37,776,559          1,586          2,718          1,684          2,692          1,770
   Withhold                    276,700              1             89              2             14              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
William J. Schneider
   For                              --          1,546          2,718          1,684          2,692          1,749
   Withhold                         --             41             89              2             14             22
- ------------------------------------------------------------------------------------------------------------------------
   Total                            --          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
Timothy R. Schwertfeger
   For                              --          1,586          2,718          1,684          2,692          1,770
   Withhold                         --              1             89              2             14              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                            --          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
Judith M. Stockdale
   For                      37,717,898          1,541          2,718          1,684          2,692          1,749
   Withhold                    335,361             46             89              2             14             22
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================
 Ratification of auditors was reached as follows:

   For                      37,673,117          1,584          2,721          1,686          2,700          1,770
   Against                      57,461              1             80             --              2             --
   Abstain                     322,681              2              6             --              4              1
- ------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
==========================================================================================================================

Shareholder Meeting Report
NPT
- ------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                     Preferred     Preferred      Preferred      Preferred     Preferred      Preferred    Preferred
                         Common         Shares        Shares         Shares         Shares        Shares         Shares       Shares
                         Shares       Series-M      Series-T      Series-T2       Series-W     Series-TH       Series-F    Series-F2

====================================================================================================================================
Robert P. Bremner
   For               36,677,153          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             379,645             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Lawrence H. Brown
   For               36,689,341          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             367,457             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Anthony T. Dean
   For               36,692,312          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             364,486             --             2              -              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
 Anne E. Impellizzeri
   For               36,664,146          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             392,652             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Peter R. Sawers
   For               36,680,367          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             376,341             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,708          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
William J. Schneider
   For                       --          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold                  --             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total                     --          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Timothy R. Schwertfeger
   For                       --          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold                  --             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total                     --          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Judith M. Stockdale
   For               36,652,547          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             404,252             --             2             --              1             1              2            7
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
 Ratification of auditors was reached as follows:

   For               36,688,052          1,815         1,755            978          1,460         1,755          1,753        1,278
   Against              165,291             --            --             --             --            --             --            1
   Abstain              203,455             --            --             33             --             4              7           10
- ----------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================

Report of Independent Auditors



The Boards of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund, Inc. (NPI) October 31, 1998




       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Arizona - 1.1%

   $  11,630,000     The Industrial Development Authority of the
                     County of Pima (Arizona), Industrial Development
                     Lease Obligation Refunding Revenue Bonds,
                     1988 Series A (Irvington Project),
                     7.250%, 7/15/10                                               1/02 at 103            AAA          $ 13,010,365

       2,900,000     The Industrial Development Authority of the
                     County of Pima, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     Series 1988, 8.125%, 9/01/20 (Alternative Minimum Tax)        3/99 at 102            AAA             2,974,037
- ----------------------------------------------------------------------------------------------------------------------------------
                     Arkansas - 0.4%

       5,250,000     Arkansas Development Finance Authority, Driver's License
                     Revenue Bonds (Arkansas State Police -
                     Headquarters and Wireless Data Equipment),
                     Series 1997, 5.400%, 6/01/18                                  6/07 at 100            AAA             5,447,978
- ----------------------------------------------------------------------------------------------------------------------------------
                     California - 14.0%

      13,000,000     State of California, Various Purpose General Obligation
                     Refunding Bonds, 5.150%, 10/01/19                             10/03 at 102           Aa3            13,138,840

                     State of California, Veterans General Obligation Bonds,
                     Series BH:
      10,250,000     5.250%, 12/01/12 (Alternative Minimum Tax)                    12/08 at 101           AAA            10,395,858
       6,000,000     5.600%, 12/01/32 (Alternative Minimum Tax)                    12/03 at 102           Aa3             6,194,220

      15,975,000     State of California Department of Transportation
                     East Bay State Building Authority, Certificates
                     of Participation, Series 1991A, 6.500%, 3/01/16
                     (Pre-refunded to 3/01/01)                                     3/01 at 102            A1***          17,361,950

      23,725,000     State Public Works Board of the State of California,
                     Lease Revenue Refunding Bonds
                     (The Regents of the University of California),
                     1993 Series A (Various University of
                     California Projects), 5.500%, 6/01/21                         6/03 at 102            Aa3            24,726,907

      11,395,000     State Public Works Board of the State of California,
                     Lease Revenue Bonds (Department
                     of Corrections), 1993 Series E (California State Prison-
                     Madera County (II)), 5.500%, 6/01/15                          No Opt. Call           A              12,306,372

      15,420,000     Los Angeles Convention and Exhibition Center Authority,
                     Lease Revenue Bonds, 1993 Refunding
                     Series A, The City of Los Angeles
                     (California), 5.375%, 8/15/18                                 8/03 at 102            AAA            15,870,881

       5,000,000     Department of Water and Power of the City of Los
                     Angeles, California, Electric Plant
                     Refunding Revenue Bonds, Second Issue
                     of 1993, 4.750%, 11/15/19                                     11/03 at 102           AAA             4,822,550

      12,250,000     Los Angeles County Transportation Commission
                     (California), Sales Tax Revenue Refunding
                     Bonds, Series 1991-B, 5.750%, 7/01/18                         7/01 at 100            AA-            12,650,453

       1,285,000     City of Martinez (California), Home Mortgage
                     Revenue Bonds, 1983 Issue A, 10.750%, 2/01/16                 No Opt. Call           AAA             2,012,143

       4,125,000     Redevelopment Agency of the City of Moorpark,
                     Moorpark Redevelopment Project, 1993
                     Tax Allocation Bonds, 6.125%, 10/01/18                        10/03 at 102           A-              4,403,685

      20,000,000     City of Pomona, California, Single Family Mortgage
                     Revenue Refunding Bonds (GNMA and FNMA
                     Mortgage-Backed Securities), Series 1990A, 7.600%, 5/01/23    No Opt. Call           AAA            26,766,800

       5,000,000     Sacramento, California, Municipal Utility District,
                     Electric Revenue Refunding Bonds, 1993 Series D,
                     5.250%, 11/15/20                                              11/03 at 102           AAA             5,101,550

                     San Bernardino Joint Powers Financing Authority,
                     Tax Allocation Refunding Bonds, Series 1995A:
       6,675,000     5.750%, 10/01/15                                              10/05 at 102           AAA             7,270,477
      12,500,000     5.750%, 10/01/25                                              10/05 at 102           AAA            13,515,625

       3,000,000     San Diego Public Facilities Financing Authority,
                     Sewer Revenue Bonds, Series 1993, 5.250%, 5/15/20             5/03 at 102            AAA             3,057,240

      10,000,000     San Joaquin Hills Transportation Corridor Agency,
                     Toll Road Refunding Revenue Bonds,
                     Series 1997A, 5.250%, 1/15/30                                 1/07 at 102            AAA            10,249,500

      17,540,000     University of California, 4.750%, 9/01/21                     9/03 at 102            AAA            16,888,038


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 3.1%

   $   3,000,000     Colorado Housing and Finance Authority, Single
                     Family Program, 1997 Series B-2 Senior Bonds,
                     7.000%, 5/01/26 (Alternative Minimum Tax)                     5/07 at 105            Aa2          $  3,372,210

       4,500,000     Colorado Housing and Finance Authority, Single
                     Family Program, 1997 Series C-2 Senior Bonds,
                     6.875%, 11/01/28 (Alternative Minimum Tax)                    11/07 at 105           Aa2             5,083,200

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1991D:
       9,450,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1           12,090,330
       1,725,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                        (Alternative Minimum Tax)                                  11/01 at 102           Aaa             1,957,202
       6,550,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1            7,281,897

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1992B:
         715,000     7.250%, 11/15/23 (Pre-refunded to 11/15/02)
                        (Alternative Minimum Tax)                                  11/02 at 102           Aaa               821,735
       2,785,000     7.250%, 11/15/23 (Alternative Minimum Tax)                    11/02 at 102           Baa1            3,105,581

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1992C:
       1,830,000     6.750%, 11/15/22 (Pre-refunded to 11/15/02)
                       (Alternative Minimum Tax)                                   11/02 at 102           Aaa             2,067,644
       6,870,000     6.750%, 11/15/22 (Alternative Minimum Tax)                    11/02 at 102           Baa1            7,521,963

       2,050,000     Colorado Local Single Family Mortgage
                     Revenue Bonds (City and County of Denver,
                     Colorado, GNMA Mortgage-Backed Securities Program),
                       Series 1988A,
                     8.125%, 12/01/20 (Alternative Minimum Tax)                    12/98 at 102           AAA             2,093,809

         742,859     El Paso County, Colorado, Single Family Mortgage
                     Revenue Tax-Exempt Refunding Bonds,
                     Series 1992A Class A-2, 8.750%, 6/01/11                       No Opt. Call           Aaa               827,768
- ----------------------------------------------------------------------------------------------------------------------------------
                     District of Columbia - 2.8%

      10,470,000     District of Columbia, Hospital Revenue
                     Refunding Bonds (Providence Hospital Issue),
                     Series 1988A, 7.875%, 12/01/15 (Pre-refunded to 12/01/98)     12/98 at 102           Aa2***         10,720,757

       7,505,000     District of Columbia (Washington, D.C.),
                     General Obligation Bonds, Series 1998B,
                     6.000%, 6/01/20                                               No Opt. Call           AAA             8,526,355

      14,800,000     District of Columbia Housing Finance Agency,
                     Collateralized Single Family Mortgage Revenue
                     Bonds, Series 1988E-4, 6.375%, 6/01/26
                     (Alternative Minimum Tax)                                     12/04 at 103           AAA            15,802,700

       5,750,000     District of Columbia Revenue Bonds (Association
                     of American Medical Colleges Issue),
                     Series 1997A, 5.375%, 2/15/27                                 8/07 at 102            AAA             5,930,148
- ----------------------------------------------------------------------------------------------------------------------------------
                     Florida - 1.2%

       7,465,000     Florida Housing Finance Agency, GNMA Collateralized
                     Home Ownership Mortgage Revenue Bonds,
                     1988 Series G1 Bonds, 8.300%, 6/01/20
                     (Alternative Minimum Tax)                                     12/98 at 103           Aaa             7,696,415

       9,290,000     State of Florida, Full Faith and Credit Department
                     of Transportation, Right-of-Way Acquisition
                     and Bridge Construction Bonds, Series 1995, 5.800%, 7/01/21   7/05 at 101            AA+            10,033,665
- ----------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 1.6%

      23,420,000     Development Authority of Monroe County (Georgia),
                     Pollution Control Revenue Bonds
                     (Georgia Power Company Plant Scherer Project),
                     Second Series 1994, 6.750%, 10/01/24                          10/99 at 102           A+             24,316,283
- ----------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 7.8%

      19,220,000     Chicago School Reform Board of Trustees of the
                     Board of Education of the City of Chicago, Illinois,
                     Unlimited Tax General Obligation Bonds (Dedicated
                     Tax Revenues), Series 1997A, 5.250%, 12/01/27                 12/07 at 102           AAA            19,501,573

      10,595,000     City of Chicago, Chicago- O'Hare International Airport,
                     Special Facility Revenue Bonds (United Air
                     Lines, Inc. Project), Series 1988A, 8.400%, 5/01/18
                     (Alternative Minimum Tax)                                     5/99 at 103            Baa2           11,110,023

       6,280,000     City of Chicago, Chicago O'Hare International Airport,
                     General Airport Second Lien Revenue Refunding
                     Bonds, 1993 Series C, 5.000%, 1/01/18                         1/04 at 102            AAA             6,268,068

       4,860,000     City of Chicago, Collateralized Single Family Mortgage
                     Revenue Bonds, Series 1996-A,
                     7.000%, 9/01/27 (Alternative Minimum Tax)                     3/06 at 105            Aaa             5,451,899

      10,000,000     The County of Cook, Illinois, General Obligation
                     Bonds, Series 1993A, 5.000%, 11/15/23                         11/03 at 100           AAA             9,783,100

       8,740,000     Illinois Development Finance Authority, Pollution
                     Control Refunding Revenue Bonds,
                     1994 Series A (Illinois Power Company Project),
                     5.700%, 2/01/24                                               2/04 at 102            AAA             9,311,334


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Illinois (continued)

   $   8,500,000     Illinois Educational Facilities Authority, Revenue
                     Refunding Bonds, The University of Chicago,
                     Series 1993B, 5.600%, 7/01/24                                 7/03 at 102            Aa1         $   8,861,420

       5,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1992 (Highland Park Hospital),
                     6.200%, 10/01/22                                              10/02 at 102           AAA             5,455,050

       2,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1997A (Highland Park Hospital Project),
                     5.750%, 10/01/26                                              10/07 at 102           AAA             2,141,480

      17,545,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1997 (Sherman Health Systems),
                     5.250%, 8/01/27                                               8/07 at 101            AAA            17,650,972

      11,900,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1988B (Evangelical Hospitals Corporation),
                     8.100%, 1/01/08 (Pre-refunded to 1/01/99)                     1/99 at 102            Aaa            12,233,676

       4,925,000     Regional Transportation Authority, Cook, DuPage,
                     Kane, Lake, McHenry and Will Counties, Illinois,
                     General Obligation Bonds, Series 1992A, 9.000%, 6/01/06       No Opt. Call           AAA             6,486,373

         785,000     Regional Transportation Authority, Cook, DuPage,
                     Kane, Lake, McHenry and Will Counties, Illinois,
                     General Obligation Bonds, Series 1992B, 9.000%, 6/01/06       No Opt. Call           AAA             1,033,869
- ----------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 1.3%

       4,300,000     Indiana State Office Building Commission,
                     Correctional Facilities Program Revenue Bonds,
                     Series 1995A, 5.500%, 7/01/20                                 7/05 at 102            AAA             4,522,009

       8,000,000     Metropolitan School District of Steuben County,
                     Middle School Building Corporation, First Mortgage
                     Bonds, Series 1995, Steuben County, Indiana,
                     6.375%, 7/15/16 (Pre-refunded to 7/15/05)                     7/05 at 102            AAA             9,243,120

       5,300,000     Whitley County Middle School Building Corporation, First
                     Mortgage Bonds, Series 1994, Columbia City, Indiana,
                     6.250%, 7/15/15 (Pre-refunded to 1/15/04)                     1/04 at 102            AAA             5,966,899
- ----------------------------------------------------------------------------------------------------------------------------------
                     Iowa - 1.3%

       3,000,000     Iowa Finance Authority, Private College Refunding
                     Revenue Bonds (Drake University Project),
                     Series 1996, 5.400%, 12/01/16                                 12/05 at 102           AAA             3,126,900

       5,565,000     Iowa Finance Authority, Variable Rate Demand
                     Industrial Revenue Refunding Bonds, Series A 1989
                     (Urbandale Hotel Corporation Project), 8.500%,
                     8/01/16 (Pre-refunded to 7/15/14)
                     (Alternative Minimum Tax)                                     7/14 at 100            AAA             7,834,574

       8,000,000     Iowa Finance Authority, Hospital Facilities Revenue
                     Bonds, Series 1998 A (Iowa Health System),
                     5.125%, 1/01/28                                               7/08 at 102            AAA             7,939,520
- ----------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.4%

       5,890,000     Kentucky Development Finance Authority
                     (St. Elizabeth Medical Center), 9.000%, 11/01/00              No Opt. Call           AAA             6,245,108
- ----------------------------------------------------------------------------------------------------------------------------------
                     Louisiana -  2.5%

       9,000,000     Louisiana Public Facilities Authority, Hospital
                     Revenue Bonds (Franciscan Missionaries of Our
                     Lady Health System Project), Series 1998C, 5.000%, 7/01/28    7/08 at 101            AAA             8,828,730

       4,000,000     Louisiana Public Facilities Authority, Hospital Revenue
                     Refunding Bonds (Louisiana Health System
                     Corporation Project), Series 1998, 5.000%, 10/01/22           10/08 at 102           AAA             3,931,360

      11,860,000     Louisiana Stadium and Exposition District Hotel
                     Occupancy Tax Bonds, Series 1995-B, 6.375%, 7/01/25           7/05 at 102            AAA            13,470,114

       7,660,000     Louisiana Public Facilities Authority, Extended
                     Care Facilities Revenue Bonds (Comm-Care
                     Corporation Project), Series 1994, 11.000%, 2/01/14           No Opt. Call           BBB            11,027,106
- ----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts  -  2.2%

       2,900,000     Massachusetts Industrial Finance Agency,
                     Resource Recovery Revenue Bonds, SEMASS Project,
                     Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)       7/01 at 103            N/R             3,227,613

      15,000,000     Massachusetts Industrial Finance Agency,
                     General Obligation Bonds, Suffolk University,
                     Series 1997, 5.250%, 7/01/27                                  7/07 at 102            AAA            15,262,650

       5,000,000     Massachusetts Turnpike Authority, Metropolitan
                     Highway System Revenue Bonds, 1997 Series C
                     (Senior), 5.000%, 1/01/37                                     1/07 at 102            AAA             4,887,150

       8,800,000     Massachusetts Water Resources Authority,
                     General Revenue Bonds, 1992 Series A, 5.500%, 7/15/22
                     (Pre-refunded to 7/15/02)                                     7/02 at 100            Aaa             9,354,312


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 2.9%

   $   4,000,000     School District of the City of Detroit, Wayne County,
                     Michigan, School Building and Site Improvement and
                     Refunding Bonds (Unlimited Tax General Obligation),
                     Series 1993,
                     5.400%, 5/01/13                                               5/03 at 102            AA+         $   4,238,520

      10,550,000     City of Detroit, Michigan, Sewage Disposal System Revenue
                     Refunding Bonds, Series 1995-B,
                     5.000%, 7/01/25                                               7/05 at 100            AAA            10,403,988

                     Hudsonville Public Schools, Counties of Ottawa and Allegan,
                     State of Michigan, 1997 School Building and Site and
                     Refunding Bonds (General Obligation Unlimited Tax):
      10,510,000     5.150%, 5/01/22                                               5/08 at 100            Aaa            10,576,739
       8,145,000     5.150%, 5/01/27                                               5/08 at 100            Aaa             8,190,612

       9,625,000     Livonia Public School District, General Obligation Bonds,
                     5.500%, 5/01/21                                               5/03 at 102            AAA            10,065,825
- ----------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 2.8%

       2,910,000     The Minneapolis/Saint Paul Housing Finance Board, Single
                     Family Mortgage Revenue Bonds (Minneapolis/Saint Paul
                     Family Housing Program, Phase X, FNMA and GNMA Mortgage-
                     Backed Securities Program), Series 1994
                     (Alternative Minimum Tax)                                     11/04 at 102           AAA             3,136,049

      21,375,000     The Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota, Sales Tax Revenue Refunding Bonds (Civic
                     Center Project), Series 1996, 7.100%, 11/01/23                11/15 at 103           AAA            26,909,843

       2,877,000     The Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota, Single Family Mortgage Revenue Bonds,
                     Refunding Series 1991-B, 7.250%, 9/01/11                      No Opt. Call           Aaa             3,144,043

       7,675,000     Port Authority of the City of Saint Paul, Energy Park Tax
                     Increment Revenue Refunding Bonds, Series 1988,
                     8.000%, 12/01/07 (Pre-refunded to 12/01/98)                   12/98 at 102           AAA             7,860,198
- ----------------------------------------------------------------------------------------------------------------------------------
                     Missouri - 1.5%

       6,540,000     Missouri Housing Development Commission, Single Family
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)      3/07 at 105            AAA             7,472,669

      11,120,000     Francis Howell School District, St. Charles County, Missouri,
                     General Obligation Refunding Bonds,
                     Series 1994A, 7.800%, 3/01/08                                 No Opt. Call           AAA            14,181,558
- ----------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 2.1%

      29,410,000     State of Nevada, Colorado River Commission, General
                     Obligation (Limited Tax) Revenue Supported Bonds,
                     Series 1994, 5.500%, 7/01/27                                  7/04 at 101            AA             30,562,284
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 2.1%

      11,000,000     New Hampshire Housing Finance Authority, Single Family
                     Mortgage Revenue Bonds, 1993 Series B,
                     6.050%, 7/01/25                                               7/03 at 102            Aa             11,520,300

      10,000,000     Business Finance Authority of the State of New Hampshire,
                     Pollution Control Refunding Revenue Bonds (The United
                     Illuminating Company Project), 1993 Series A,
                     5.875%, 10/01/33                                              10/03 at 102           BBB-           10,206,500

       8,560,000     New Hampshire Housing Finance Authority, Single Family
                     Mortgage Acquisition Revenue Bonds, 1996 Series B,
                     6.400%, 1/01/27 (Alternative Minimum Tax)                     7/06 at 102            Aa3             9,130,952
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Jersey - 1.1%

      15,000,000     New Jersey Housing and Mortgage Finance Agency, Home Buyer
                     Revenue Bonds, 1997 Series U,
                     5.850%, 4/01/29 (Alternative Minimum Tax)                     10/07 at 101 1/2       AAA            15,842,250
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Mexico - 0.3%

       4,780,000     New Mexico Mortgage Finance Authority, Single Family
                     Mortgage Purchase Refunding Senior Bonds, 1992 Series A,
                     6.900%, 7/01/24                                               7/02 at 102            Aa1             5,084,056
- ----------------------------------------------------------------------------------------------------------------------------------
                     New York - 9.7%

      10,650,000     Long Island Power Authority (New York), Electric System
                     General Revenue Bonds, Series 1998A, 5.250%, 12/01/26         6/08 at 101            A-             10,829,985

       7,500,000     The City of New York, General Obligation Bonds, Fiscal 1991
                     Series B, 9.500%, 6/01/03                                     No Opt. Call           A-              9,189,450

      10,000,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series G, 5.750%, 2/01/07                                     2/06 at 101 1/2        A-             10,979,500


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     New York (continued)

                     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series G:
   $     100,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                   10/07 at 101           A-***         $   115,021
       9,900,000     6.000%, 10/15/26                                              10/07 at 101           A-             10,787,238

      16,000,000     New York City (New York), Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                     5.750%, 6/15/26                                               6/06 at 101            AAA            17,216,960

                     New York City Transitional Finance Authority, Future Tax
                     Secured Bonds, Fiscal 1998 Series C:
      31,625,000     4.750%, 5/01/23                                               5/08 at 101            AA             30,364,111
      11,000,000     5.000%, 5/01/26                                               5/08 at 101            AA             10,814,320

      12,365,000     New York State Energy Research and Development Authority,
                     Facilities Revenue Bonds, Series 1993 A
                     (Consolidated Edison Company of New York, Inc. Project),
                     6.000%, 3/15/28 (Alternative Minimum Tax)                     3/03 at 102            A+             13,126,808

      10,000,000     New York Local Government Assistance Corporation,
                     Series 1993 B, Refunding Bonds, 5.000%, 4/01/23               4/04 at 100            A+              9,785,700

      18,735,000     New York State Medical Care Facilities Finance Agency,
                     Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                     1993 Series B, 5.500%, 2/15/22                                2/04 at 102            AAA            19,340,328
- ----------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 1.3%

       5,095,000     Ohio Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     1988 Series B, 8.250%, 12/15/19 (Alternative Minimum Tax)     12/98 at 102           AA+             5,271,440

      12,360,000     State of Ohio, Turnpike Revenue Bonds, 1994 Series A,
                     Issued by the Ohio Turnpike Commission, 5.750%, 2/15/24       2/04 at 102            AA             13,641,361
- ----------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 1.1%

       9,560,000     Oklahoma Housing Finance Agency, GNMA Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988A,
                     8.250%, 12/01/20 (Alternative Minimum Tax)                    12/98 at 102           AAA             9,769,651

       6,455,000     Washington County Medical Authority (Bartlesville, Oklahoma),
                     Hospital Revenue Bonds (Jane Phillips Episcopal Hospital),
                     Series 1989A, 8.500%, 11/01/10 (Pre-refunded to 5/01/99)      5/99 at 102            N/R***          6,756,836
- ----------------------------------------------------------------------------------------------------------------------------------
                     Pennsylvania - 2.0%

      12,875,000     Allegheny County Hospital Development Authority
                     (Pennsylvania), Health Center Revenue Bonds, Series 1992A
                     (Presbyterian University Health System, Inc. Project),
                     6.250%, 11/01/23 (Pre-refunded to 11/01/02)                   11/02 at 100           AAA            14,085,121

      10,000,000     Pennsylvania Housing Finance Agency, Single Family Mortgage
                     Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17            10/03 at 102           AA+            10,219,000

       5,295,000     The School District of Philadelphia, Pennsylvania, General
                     Obligation Bonds, Series B of 1995, 5.500%, 9/01/25           9/05 at 101            AAA             5,560,968
- ----------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 0.4%

       5,250,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series X, 5.500%, 7/01/25                                     7/05 at 100            BBB+            5,413,433
- ----------------------------------------------------------------------------------------------------------------------------------
                     Rhode Island - 0.9%

      13,200,000     Rhode Island Health and Educational Building Corporation,
                     Hospital Financing Revenue Bonds, Lifespan Obligated Group
                     Issue, Series 1996, 5.250%, 5/15/26                           5/07 at 102            AAA            13,279,332
- ----------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 1.2%

      17,250,000     South Carolina Jobs-Economic Development Authority, Hospital
                     Revenue Bonds (Anderson Area Medical Center, Inc.),
                     Series 1996, 5.250%, 2/01/26                                  2/06 at 102            AAA            17,393,175
- ----------------------------------------------------------------------------------------------------------------------------------
                     Texas - 7.7%

      10,305,000     Alliance Airport Authority, Inc., Special Facilities Revenue
                     Bonds, Series 1990 (American Airlines, Inc. Project),
                     7.500%, 12/01/29 (Alternative Minimum Tax)                    12/00 at 102           Baa2           11,049,948

      11,020,000     Brazos River Authority (Texas), Collateralized Pollution
                     Control Revenue Bonds (Texas Utilities Electric Company
                     Project), Series 1994A, 7.875%, 3/01/21
                     (Alternative Minimum Tax)                                     3/01 at 102            BBB+           11,993,286

      23,000,000     Brazos River Authority (Texas), Revenue Refunding Bonds
                     (Houston Industries Incorporated Project),
                     Series 1998C, 5.125%, 5/01/19                                 5/08 at 102            AAA            23,059,570

       5,615,000     Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds,
                     Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)       11/00 at 102           Baa2            6,012,261


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Texas (continued)

   $  40,000,000     Harris County (Texas), Health Facilities Development
                     Corporation, Adjustable Convertible Extendable Securities
                     (Greater Houston Pooled Health Care Loan Program),
                     Series 1985B, 7.375%, 12/01/25                                12/98 at 100           A1          $  40,136,400

      15,000,000     Harris County, Texas, Toll Road Senior Lien Revenue
                     Refunding Bonds, Series 1994, 5.300%, 8/15/13                 8/04 at 102            AAA            15,900,600

       4,750,000     Matagorda County Navigation District Number One (Texas),
                     Pollution Control Revenue Refunding Bonds (Central Power and
                     Light Company Project), Series 1995, 6.100%, 7/01/28          7/00 at 102            AAA             5,009,635
- ----------------------------------------------------------------------------------------------------------------------------------
                     Utah - 1.9%

      15,000,000     Intermountain Power Agency (Utah), Power Supply Revenue
                     Refunding Bonds, 1998 Series A, 5.000%, 7/01/20               7/08 at 101            AAA            14,832,600

       8,000,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)      7/07 at 101 1/2        AAA             8,296,480

       4,780,000     Utah Housing Finance Agency, Single Family Mortgage Senior
                     Bonds, Series 1998F2, 5.100%, 7/01/28
                     (Alternative Minimum Tax) (DD)                                7/08 at 101 1/2        AAA             4,743,529


- ----------------------------------------------------------------------------------------------------------------------------------
                     Vermont - 0.9%

      12,510,000     Vermont Housing Finance Agency, Single Family Housing Bonds,
                     Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)           6/07 at 101 1/2        AAA            13,246,714
- ----------------------------------------------------------------------------------------------------------------------------------
                     Virginia - 0.7%

      10,000,000     Prince William County Service Authority (Virginia), Water
                     and Sewer System Refunding Revenue Bonds, Series 1993,
                     5.000%, 7/01/21                                               7/03 at 102            AAA             9,872,400

       1,000,000     Virginia Housing Development Authority, Commonwealth
                     Mortgage Bonds, 1987 Series C, Subseries C-7,
                     8.375%, 1/01/28 (Alternative Minimum Tax)                     1/99 at 102            AA+             1,007,940
- ----------------------------------------------------------------------------------------------------------------------------------
                     Washington - 16.9%

      19,820,000     Public Utility District No.1 of Chelan County, Washington,
                     Chelan Hydro Consolidated System Revenue Bonds, Series 1997A,
                     5.650%, 7/01/32 (Alternative Minimum Tax)                     7/07 at 102            AA             20,748,567

       8,525,000     King County, Washington, Limited Tax General Obligation
                     Refunding Bonds (Payable from Sewer Revenues), Series 1998B,
                     4.750%, 1/01/18                                               1/08 at 101            AA+             8,371,891

      17,050,000     Municipality of Metropolitan Seattle, Washington, Sewer
                     Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33            1/03 at 102            AAA            17,721,088

       6,360,000     Public Utility District No. 1 of Snohomish County,
                     Washington, Generation System Revenue Bonds, Series 1993,
                     5.500%, 1/01/14                                               1/03 at 100            AAA             6,676,537

       7,000,000     City of Spokane, Washington, Regional Solid Waste Management
                     System Revenue Bonds, Series 1989B, 7.750%, 1/01/11
                     (Alternative Minimum Tax)                                     1/99 at 102            AAA             7,193,550

      10,000,000     Washington Health Care Facilities Authority, Revenue Bonds,
                     Series 1998 (Swedish Health Services), 5.125%, 11/15/22       11/08 at 101           Aaa             9,877,200

      11,000,000     Washington Health Care Facilities Authority, Revenue Bonds,
                     Series 1998 (Harrison Memorial Hospital),
                     5.000%, 8/15/28 (DD)                                          8/13 at 102            AAA            10,643,490

       4,300,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1989B,
                     7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102            AAA             4,570,341

      12,950,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1993A,
                     5.700%, 7/01/17                                               7/03 at 102            AAA            13,504,778

      29,870,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1993B,
                     5.600%, 7/01/15                                               7/03 at 102            AAA            31,257,760

                     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1989A:
       4,060,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102            AAA             4,262,472
      11,900,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102            Aaa            12,491,073

       7,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1991A,
                     6.000%, 7/01/12 (Pre-refunded to 7/01/01)                     7/01 at 100            Aa1***           7,944,975



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------

                     Washington (continued)

   $  14,440,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1993A,
                     5.750%, 7/01/12                                               7/03 at 102            Aa1         $  15,530,798

       6,770,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1993B,
                     5.625%, 7/01/12                                               7/03 at 102            Aa1             7,079,186

      14,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1998A,
                     5.000%, 7/01/12                                               7/08 at 102            Aa1            14,736,349

      13,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1989B,
                     7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102            AAA            14,348,744

      22,880,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1993C,
                     5.375%, 7/01/15                                               7/03 at 102            Aa1            23,379,469

       9,350,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1997A,
                     5.250%, 7/01/15                                               7/07 at 102            Aa1             9,536,906

       7,275,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1998A,
                     5.125%, 7/01/18                                               7/08 at 102            Aa1             7,221,019
- ----------------------------------------------------------------------------------------------------------------------------------
                     West Virginia - 1.1%

      15,000,000     West Virginia Housing Development Fund, Housing Finance
                     Bonds, 1992 Series D, 7.050%, 11/01/24                        5/02 at 102            AAA            16,180,499
- ----------------------------------------------------------------------------------------------------------------------------------

$  1,370,784,859     Total Investments - (cost $1,359,473,254) - 98.3%                                                1,448,475,312
================     ---------------------------------------------------------------------------------------------------------------
                     Temporary Investments in Short-Term Municipal Securities - 0.1%

       1,000,000     Industrial Development Authority of the City of Roanoke,
                     Virginia, Hospital Revenue Bonds (Carilion Health System
                     Obligated Group), Series 1997A, Variable Rate Demand Bonds,
                     3.700%, 7/01/27+                                                                     VMIG-1          1,000,000

       1,000,000     Roanoke Industrial Development Authority, Hospital Revenue
                     Demand Bonds, Series 1995A (Carilion Health System),
                     Variable Rate Demand Bonds, 3.700%, 7/01/19+                                         VMIG-1          1,000,000
- ----------------------------------------------------------------------------------------------------------------------------------
$      2,000,000     Total Temporary Investments - 0.1%                                                                   2,000,000
================     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.6%                                                                 23,280,105
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $1,473,755,417
                     ===============================================================================================================

                   * Optional Call Provisions (not covered by the report of independent auditors):
                     Dates (month and year) and prices of the earliest optional call or redemption.
                     There may be other call provisions at varying prices at later dates.
                  ** Ratings (not covered by the report of independent  auditors):
                     Using the higher of Standard & Poor's or Moody's rating.
                 *** Security is backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Security is normally considered to be equivalent to AAA rated securities.
                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                N/R  Investment is not rated.
                (DD) Security purchased on a delayed delivery basis (note 1).

                See accompanying notes to financial statements.


                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                            October 31, 1998


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------

                     Alaska - 0.5%

   $   3,500,000     Anchorage Parking Authority, Lease Revenue Refunding Bonds,
                     Series 1993 (5th Avenue Garage Project), 6.750%, 12/1/08      12/02 at 102           Baa1         $  3,838,800

         725,000     City of Valdez, Alaska, Home Mortgage Revenue Refunding
                     Bonds, 1992 Series, 7.900%, 2/01/10                           8/02 at 102            A1                781,151
- ----------------------------------------------------------------------------------------------------------------------------------
                     Arizona - 3.1%

                     The Industrial Development Authority of the County of Mohave,
                     Hospital System Revenue Refunding Bonds (Medical Environments,
                     Inc., Phoenix Baptist Hospital and Medical Center Inc),
                     Series 1993:
       5,705,000     6.250%, 7/01/03                                               No Opt. Call           Aaa             6,198,483
                     6.750%, 7/01/08 (Pre-refunded to 7/01/03)                     7/03 at 102            Aaa             3,427,620

       9,000,000     City of Phoenix (Arizona), Civic Improvement Corporation,
                     Wastewater System Lease Revenue Bonds, Series 1993,
                     6.125%, 7/01/14 (Pre-refunded to 7/01/03)                     7/03 at 102            AAA            10,052,370

       4,380,000     City of Phoenix Civic Improvement Corporation (Arizona),
                     Wastewater System Lease Revenue Refunding Bonds,
                     Series 1993, 4.750%, 7/01/23                                  7/04 at 102            Aa3             4,240,541

       5,045,000     The Industrial Development Authority of the County of Pima
                     (Arizona), Industrial Development Lease Obligation Refunding
                     Revenue Bonds, 1988 Series A (Irvington Project),
                     7.250%, 7/15/10                                               1/02 at 103            AAA             5,643,791
- ----------------------------------------------------------------------------------------------------------------------------------
                     California - 13.3%

       7,710,000     State of California Veterans, General Obligation A Bonds,
                     Series BH, 5.250%, 12/01/12 (Alternative Minimum Tax)         12/08 at 101           AAA             7,819,713

                     State Public Works Board of the State of California, Lease
                     Revenue Bonds (The Trustees of California State University),
                     1992 Series A (Various California State University Projects):
      15,480,000     6.625%, 10/01/10 (Pre-refunded to 10/01/02)                   10/02 at 102           Aaa            17,507,106
      10,500,000     6.700%, 10/01/17 (Pre-refunded to 10/01/02)                   10/02 at 102           AAA            11,903,535

       7,150,000     State Public Works Board of the State of California, Lease
                     Revenue Bonds (The Trustees of the California State
                     University), 1994 Series A (Various California State
                     University Projects), 6.375%, 10/01/19
                     (Pre-refunded to 10/01/04)                                    10/04 at 102           A+***           8,258,751

      17,500,000     State Public Works Board of the State of California, Lease
                     Revenue Bonds (Department of Corrections), 1994 Series A
                     (California State Prison-Monterey County (Soledad II)),
                     6.875%, 11/01/14 (Pre-refunded to 11/01/04)                   11/04 at 102           Aaa            20,736,800

      30,000,000     Foothill/Eastern Transportation Corridor Agency (California),
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21        No Opt. Call           Baa             9,326,700

       5,000,000     City of Loma Linda, California, Hospital Revenue Bonds (Loma
                     Linda University Medical Center Project), Series 1993-A,
                     6.500%, 12/01/18                                              12/03 at 102           BBB             5,403,650
       3,490,000     Community Redevelopment Financing Authority of the Community
                     Redevelopment Agency of the City of Los Angeles, California
                     Pooled Financing Bonds, Series D (Crenshaw Redevelopment
                     Project), 7.000%, 9/01/14 (Pre-refunded to 9/01/02)           9/02 at 102            N/R***          3,747,143

       7,000,000     Los Angeles State Building Authority, Lease Revenue
                     Refunding Bonds (State of California Department of General
                     Services Lease), 1993 Series A, 5.625%, 5/01/11               No Opt. Call           A1              7,850,150

       5,000,000     Los Angeles County Public Works Finance Authority, Revenue
                     Bonds, Series 1994A (Los Angeles County Regional Park and
                     Open Space District), 6.125%, 10/01/10
                     (Pre-refunded to 10/01/04)                                    10/04 at 102           AA***           5,709,550

      10,000,000     Los Angeles County Transportation Commission (California),
                     Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                     Series 1992-A , 6.750%, 7/01/19 (Pre-refunded to 7/01/02)     7/02 at 102            Aaa            11,287,400

       2,035,000     Parlier Redevelopment Agency (Parlier Redevelopment Project),
                     1992 Tax Allocation Bonds, Series A, 6.750%, 8/01/22
                     (Pre-refunded to 8/01/02)                                     8/02 at 102            BBB***          2,293,832

                     Redevelopment Agency of the City and County of San Francisco
                     (California), Hotel Tax Revenue Bonds, Series 1994:
       2,390,000     6.750%, 7/01/15 (Pre-refunded to 7/01/04)                     7/04 at 102            AAA             2,797,734
       5,905,000     6.750%, 7/01/25 (Pre-refunded to 7/01/04)                     7/04 at 102            AAA             6,912,393
         960,000     6.750%, 7/01/25                                               7/04 at 102            AAA             1,097,722



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     California (continued)

   $   5,605,000     County of San Joaquin, California, Certificates of
                     Participation (1994 Solid Waste System System Facilities
                     Project), 6.600%, 4/01/19                                     4/04 at 102            A           $   6,113,037
- ----------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 9.0%

       9,870,000     Colorado Health Facilities Authority, Insured Hospital
                     Revenue Bonds (PSL Healthcare System Project), Series 1991A,
                     6.250%, 2/15/21 (Pre-refunded to 2/15/01)                     2/01 at 102            AAA            10,627,325

       1,335,000     Colorado Housing and Finance Authority, Single Family
                     Program Senior Bonds, 1994 Series E, 8.125%, 12/01/24
                     (Alternative Minimum Tax)                                     12/04 at 105           Aa2             1,479,674

                     Colorado Housing and Finance Authority, General Obligation
                     Bonds, 1994 Series A:
       5,785,000     6.850%, 8/01/24                                               8/02 at 102            A               6,197,355
       2,295,000     6.875%, 8/01/30                                               8/02 at 102            A               2,448,352

       4,595,000     Colorado Housing and Finance Authority, Single Family
                     Program Senior Bonds, 1995 Series D,
                     7.375%, 6/01/26                                               12/05 at 105           Aa2             5,036,625

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992B:
       1,445,000     7.250%, 11/15/23 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             1,660,710
       5,635,000     7.250%, 11/15/23 (Alternative Minimum Tax)                    11/02 at 102           Baa1            6,283,645

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992C:
       2,125,000     6.750%, 11/15/13 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             2,400,953
      16,120,000     6.750%, 11/15/13 (Alternative Minimum Tax)                    11/02 at 102           Baa1           17,743,929

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991A,
       1,925,000     8.000%, 11/15/25 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 100           Aaa             2,163,373
       5,315,000     8.000%, 11/15/25 (Alternative Minimum Tax)                    11/01 at 100           Baa1            5,845,278

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991D:
         400,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1              511,760
       3,155,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa             3,579,695
      12,115,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1           13,468,730

                     City and County of Denver (FHA Insured), Boston Lofts
                     Projects, Series 1997A:
       1,700,000     5.750%, 10/01/27 (Alternative Minimum Tax)                    10/07 at 102           AAA             1,769,887
       4,795,000     5.850%, 10/01/38 (Alternative Minimum Tax)                    10/07 at 102           AAA             4,991,116
- ----------------------------------------------------------------------------------------------------------------------------------
                     Connecticut - 0.4%

       3,170,000     Connecticut Housing Finance Authority, Housing Mortgage
                     Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18      5/06 at 102            AA              3,420,272
- ----------------------------------------------------------------------------------------------------------------------------------
                     Florida - 2.6%

       1,750,000     Alachua County Health Facilities Authority, Health
                     Facilities Revenue Bonds, Series 1992 (Santa Fe Healthcare
                     Facilities Project), 7.600%, 11/15/13
                     (Pre-refunded to 11/15/00)                                    11/00 at 102           AAA             1,925,683

       5,000,000     Dade County, Florida, Aviation Bonds, Series 1996A,
                     5.750%, 10/01/18 (Alternative Minimum Tax)                    10/06 at 102           AAA             5,320,400

       2,850,000     State of Florida, Full Faith and Credit Department of
                     Transportation, Right-of-Way Acquisition and Bridge
                     Construction Bonds, Series 1995, 5.875%, 7/01/24              7/05 at 101            AAA             3,095,813

      12,500,000     City of Tampa, Florida, Revenue Bonds (The Florida Aquarium
                     Project), Series 1992, 7.750%, 5/01/27
                     (Pre-refunded to 5/01/02)                                     5/02 at 102            N/R***         14,299,750
- ----------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 3.2%

      10,000,000     City of Atlanta (Georgia), Water and Sewerage Revenue Bonds,
                     Series 1993, 4.500%, 1/01/18                                  1/04 at 100            AAA             9,452,300

       7,000,000     Development Authority of Burke County, Georgia, Pollution
                     Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                     Project), Series 1992, 8.000%, 1/01/15
                     (Pre-refunded to 1/01/03)                                     1/03 at 103            AAA             8,304,240

         650,000     Housing Authority of Fulton County, Georgia, Single Family
                     Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                     Securities Program), Series 1996A, 6.200%, 9/01/27
                     (Alternative Minimum Tax)                                     9/06 at 102            AAA               691,776

                     Georgia Housing and Finance Authority, Single Family
                     Mortgage Bonds, 1994 Series B:
       5,485,000     6.650%, 12/01/20 (Alternative Minimum Tax)                    9/04 at 102            AAA             5,924,239
       5,500,000     6.700%, 12/01/25 (Alternative Minimum Tax)                    9/04 at 102            AAA             5,939,670


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Idaho - 0.3%

    $  2,335,000     Idaho Housing and Finance Association, Single Family
                     Mortgage Bonds, 1996 Series G, 6.350%, 7/01/26
                     (Alternative MinimumTax)                                      7/06 at 102            Aaa         $   2,503,821
- ----------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 10.3%

       5,000,000     City of Chicago, General Obligation Bonds (Emergency
                     Telephone System), Series 1993, 5.625%, 1/01/23               1/03 at 102            AAA             5,279,100

      17,000,000     City of Chicago, General Obligation Bonds, Project Series A
                     of 1992, 6.250%, 1/01/12
                     (Pre-refunded to 1/01/02)                                     1/02 at 102            AAA            18,514,700

       1,000,000     City of Chicago, General Obligation Bonds, Project and
                     Refunding Series 1998, 5.250%, 1/01/20                        7/08 at 102            AAA             1,015,200

      36,300,000     Chicago School Reform Board of Trustees of the Board of
                     Education of the City of Chicago, Illinois, Unlimited Tax
                     General Obligation Bonds (Dedicated Tax Revenues),
                     Series 1998A, 0.000%, 12/01/21                                No Opt. Call           AAA            11,092,191

       8,270,000     City of Chicago, Mortgage Revenue Bonds, Series 1992
                     (FHA Insured Mortgage Loan-Lakeview Towers Project),
                     6.650%, 12/01/33                                              6/02 at 102            AAA             8,772,485

       1,175,000     City of Chicago, Multifamily Housing Revenue Bonds,
                     Series 1997 (GNMA Collateralized - Bryn Mawr/Belle Shores
                     Project), 5.800%, 6/01/23 (Alternative Minimum Tax)           6/09 at 102            Aaa             1,249,530

       5,500,000     Chicago Park District, Illinois, General Obligation Capital
                     Improvement Bonds and Aquarium and Museum Bonds,
                     Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)        1/02 at 102            AA-***          6,089,380

      10,900,000     Public Building Commission of Chicago (Illinois), Building
                     Revenue Bonds, Series A of 1993 (Board of Education of the
                     City of Chicago), 5.750%, 12/01/18                            12/03 at 102           AAA             11,674,772

       4,535,000     City of Chicago, Tax Increment Allocation Bonds (Dunning
                     Redevelopment Project), Series 1996B, 7.250%, 1/01/14         1/07 at 102            N/R             4,948,320

       3,530,000     City of Chicago, Tax Increment Finance Bonds (Sanitary
                     Drainage and Ship Canal), Series 1997A, 7.750%, 1/01/14       1/07 at 102            N/R             3,883,353

       2,850,000     City of East Louis, Illinois, Mortgage Revenue Refunding
                     Bonds, Series 1994A (FHA Insured Mortgage Loan-Dawson Manor
                     Apartments Section 8 Assisted Project), 6.500%, 7/01/24       7/03 at 102            AAA             3,042,774

       6,900,000     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993 (Illinois Masonic Medical Center),
                     5.500%, 10/01/19                                              10/03 at 102           A-              7,077,123

       3,000,000     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993C (Lutheran General Health System),
                     6.000%, 4/01/18                                               No Opt. Call           A+              3,379,920

      11,510,000     The Illinois State Toll Highway Authority, Toll Highway
                     Priority Revenue Bonds, 1992 Series A, 6.375%, 1/01/15        1/03 at 102            A+             12,546,936

         985,000     Village of Wheeling, Cook and Lake Counties, Illinois,
                     Single Family Mortgage Revenue Refunding Bonds, Series 1992,
                     6.850%, 11/01/09                                              11/02 at 102           AAA             1,052,049
- ----------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 7.6%

       8,000,000     East Chicago Elementary School Building Corporation
                     (Lake County, Indiana), First Mortgage Bonds, Series 1992,
                     7.000%, 1/15/16 (Pre-refunded to 1/15/03)                     1/03 at 102            A***            9,114,480

      13,630,000     Hospital Authority of the City of Fort Wayne, Indiana,
                     Revenue Bonds, Series 1992 (Parkview Memorial Hospital, Inc.
                     Project), 6.400%, 11/15/22                                    11/02 at 102           A+             14,744,116

       6,031,000     City of Greenfield, Indiana, Multifamily Housing Revenue
                     Bonds, Series 1996 A (Pedcor Investments-1988-V, L.P.
                     Project), 6.200%, 12/01/28 (Alternative Minimum Tax)          12/05 at 105           Aaa             6,482,662

      10,675,000     Highland School Building Corporation (Highland, Indiana),
                     First Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                     (Pre-refunded to 1/15/02)                                     1/02 at 102            AAA            11,848,396

       8,200,000     Indiana Bond Bank, State Revolving Fund Program Bonds,
                     Series 1993A Guarantee Revenue Bonds, 6.250%, 2/01/09         2/03 at 102            AAA             9,042,714

       2,875,000     Indiana Bond Bank, State Revolving Fund Program Bonds,
                     Series 1994B Guarantee Revenue Bonds, 6.750%, 2/01/17         2/05 at 102            AAA             3,273,360

       6,000,000     Indiana Development Finance Authority, Environmental
                     Revenue Bonds, Series 1993B (PSI Energy, Inc.),
                     5.750%, 2/15/28 (Alternative Minimum Tax)                     2/03 at 102            AAA             6,284,340

       5,250,000     Indiana Transportation Finance Authority, Aviation
                     Technology Center Lease Revenue Bonds, Series A,
                     6.500%, 3/01/18                                               3/03 at 102            A+              5,735,835

       5,905,000     Muncie School Building Corporation, First Mortgage Bonds,
                     Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)        7/01 at 102            N/R***          6,453,220


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Kansas - 0.5%

     $ 1,970,000     Johnson County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.100%, 5/01/12                 5/04 at 103            A             $ 2,156,835

       2,310,000     Sedgwick County, Kansas and Shawnee County, Kansas,
                     Collateralized Single Family Mortgage Refunding Revenue
                     Bonds (GNMA Certificates), Series 1994A1, 7.900%, 5/01/24
                     (Alternative Minimum Tax)                                     No Opt. Call           Aaa             2,698,242
- ----------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.8%

       7,000,000     Kentucky Housing Corporation, Housing Revenue Bonds,
                     1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)      7/06 at 102            AAA             7,519,120
- ----------------------------------------------------------------------------------------------------------------------------------
                     Louisiana - 2.9%

       4,000,000     Bossier Public Trust Financing Authority, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1995B,
                     6.125%, 8/01/28                                               8/05 at 102            AAA             4,199,760

      12,750,000     East Baton Rouge Mortgage Finance Authority, Single Family
                     Mortgage Revenue Bonds (GNMA and FNMA Mortgage Backed
                     Securities Program), Series 1994C, 6.350%, 10/01/28
                     (Alternative Minimum Tax)                                     10/05 at 102           Aaa            13,533,615

       4,980,000     New Orleans Home Mortgage Authority, Single Family Mortgage
                     Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                     (Alternative Minimum Tax)                                     6/05 at 102            Aaa             5,390,701

       4,510,000     Orleans Levee District (A Political Subdivision of the State
                     of Louisiana), Public Improvement Bonds, Series 1986,
                     5.950%, 11/01/15                                              12/05 at 103           AAA             4,971,012
- ----------------------------------------------------------------------------------------------------------------------------------
                     Maine - 1.0%

       1,250,000     Maine State Housing Authority, Mortgage Purchase Bonds,
                     1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)   11/05 at 102           AA              1,332,375

       7,925,000     Maine State Housing Authority, Mortgage Purchase Bonds,
                     1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)   8/02 at 102            Aa2             8,308,412
- ----------------------------------------------------------------------------------------------------------------------------------
                     Maryland - 0.3%

       2,560,000     Community Development Administration, Department of Housing
                     and Community Development, State of Maryland, Multi-Family
                     Housing Revenue Bonds (Insured Mortgage Loans),
                     1993 Series C, 6.625%, 5/15/23                                5/03 at 102            Aa2             2,749,594
- ----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts - 1.1%

       3,080,000     Massachusetts Industrial Finance Agency, Revenue Bonds
                     (College of the Holy Cross-1996 Issue), 5.625%, 3/01/26       3/06 at 102            AAA             3,277,520

       6,900,000     Massachusetts Water Resources Authority, General Revenue
                     Bonds, 1993 Series C, 5.250%, 12/01/20                        12/04 at 102           AAA             7,010,952
- ----------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 1.5%

       8,000,000     Michigan State Hospital Finance Authority, Hospital Revenue
                     Refunding Bonds (Oakwood Hospital Obligated Group),
                     Series 1993A, 5.625%, 11/01/18                                11/03 at 102           AAA             8,386,160

       5,470,000     Michigan State Housing Development Authority, Rental Housing
                     Revenue Bonds, 1992 Series A, 6.650%, 4/01/23                 10/02 at 102           AA-             5,883,587
- ----------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 2.4%

       3,560,000     Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota and the City of Minneapolis, Minnesota Health
                     Care Facility, Revenue Bonds, Series 1992 (Group Health Plan,
                     Inc. Project), 6.900%, 10/15/22                               12/02 at 102           A-              3,897,737

       3,460,000     Minnesota Housing Finance Agency, Rental Housing Bonds,
                     1995 Series D, 5.950%, 2/01/18                                2/05 at 102            AAA             3,660,542


       5,090,000     Minnesota Housing Finance Agency, Single Family Mortgage
                     Bonds, 1996 Series G, 6.250%, 7/01/26
                     (Alternative Minimum Tax)                                     1/06 at 102            AA              5,414,335

       2,000,000     Southern Minnesota Municipal Power Agency, Power Supply
                     System Revenue Bonds, Series 1992B, 5.750%, 1/01/11           1/03 at 102            Aaa             2,130,400

       2,350,000     Washington County Housing and Redevelopment Authority,
                     Pooled Housing and Redevelopment Limited Annual Appropriation
                     Tax and Revenue Bonds (Pooled Refunding Project), Series 1992,
                     7.200%, 1/01/22                                               1/03 at 10             BBB             2,492,716

       5,170,000     Washington County Housing and Redevelopment Authority, Lease
                     Revenue Bonds (South Washington County Schools Project),
                     Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)      12/02 at 100           A3***           5,875,808


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Mississippi - 0.5%

     $ 4,000,000     Mississippi Hospital Equipment and Facilities Authority,
                     Revenue Bonds, Series 1992A (Wesley Health Systems),
                     6.050%, 4/01/12 (Pre-refunded to 10/01/02)                    10/02 at 102           AAA           $ 4,409,200
- ----------------------------------------------------------------------------------------------------------------------------------
                     Missouri - 2.8%

       9,000,000     Missouri State Health and Educational Facilities Authority,
                     Revenue Bonds (SSM Health Care), Series 1998A,
                     5.000%, 6/01/22                                               6/08 at 101            AAA             8,846,640

       5,500,000     The Industrial Development Authority of the City of
                     St. Louis, Missouri, Industrial Revenue Refunding Bonds
                     (Kiel Center Multipurpose Arena Project), Series 1992,
                     7.625%, 12/01/09 (Alternative Minimum Tax)                    12/02 at 102           N/R             5,984,935

      11,000,000     St. Louis Municipal Finance Corporation, Leasehold Revenue
                     Refunding Bonds, 6.000%, 7/15/13                              7/03 at 102            A1             11,809,820
- ----------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 0.5%

       4,000,000     Clark County, Nevada, Industrial Development Revenue Bonds
                     (Nevada Power Company Project), Series 1992A,
                     6.700%, 6/01/22 (Alternative MinimumTax)                      6/02 at 102            AAA             4,386,480
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 0.6%

       5,215,000     New Hampshire Higher Educational and Health Facilities
                     Authority, Hospital Revenue Bonds, Catholic Medical Center
                     Issue, Series 1989, 8.000%, 7/01/04                           7/99 at 102            A               5,442,739
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Jersey - 2.7%

       4,500,000     New Jersey Economic Development Authority, Insured Revenue
                     Bonds (Educational Testing Service Issue), Series 1995A,
                     6.000%, 5/15/25                                               5/05 at 102            AAA             5,062,095

       8,720,000     New Jersey Housing and Mortgage Finance Agency, Multi-Family
                     Housing Revenue Bonds, 1997 Series A, 5.650%, 5/01/40
                     (Alternative Minimum Tax)                                     11/07 at 101           AAA             9,045,605

       4,145,000     New Jersey Housing and Mortgage Finance Agency, Housing
                     Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/1/28     11/02 at 102           A+              4,468,932

       1,000,000     Toms River Board of Education, General Obligation Bonds,
                     Series 1997, 5.750%, 7/15/21                                  7/07 at 100            AAA             1,075,290

       6,000,000     The Union County Utilities Authority (New Jersey), Solid
                     Waste Bonds, County Deficiency Agreement, Series 1998A,
                     5.350%, 6/01/23 (Alternative Minimum Tax)                     6/08 at 101            AAA             6,100,800
- ----------------------------------------------------------------------------------------------------------------------------------
                     New Mexico - 0.4%

       3,990,000     New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Program Bonds, 1995 Series E, 6.300%, 7/01/17
                     (Alternative Minimum Tax)                                     7/05 at 102            AAA             4,261,240
- ----------------------------------------------------------------------------------------------------------------------------------
                     New York - 15.0%

      10,750,000     The City of New York, General Obligation Bonds, Fiscal 1995
                     Series D, 6.600%, 2/01/03                                     No Opt. Call           A-             11,834,460

       7,695,000     The City of New York, General Obligation Bonds, Fiscal 1995
                     Series E, 6.600%, 8/01/03                                     No Opt. Call           A-              8,554,685

      17,365,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F, 7.000%, 2/01/06                                     No Opt. Call           A-             20,264,087

      11,130,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series I, 5.875%, 3/15/18                                     3/06 at 101 1/2        A-             11,936,035

       9,000,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series J (Subseries J-1), 5.875%, 2/15/19                     2/06 at 101 1/2        A-              9,646,740

       8,000,000     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series E, 5.875%, 8/01/24                                     8/06 at 101 1/2        A-              8,582,560

                     The City of New York, General Obligation Bonds, Fiscal 1993
                     Series A:
       2,625,000     6.375%, 8/01/08 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2        Aaa             2,905,298
       7,375,000     6.375%, 8/01/08                                               8/02 at 101 1/2        A-              8,076,731
         660,000     6.500%, 8/01/11 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2        Aaa               733,346
       1,340,000     6.500%, 8/01/11                                               8/02 at 101 1/2        A-              1,471,655

                     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series I:
       5,675,000     6.250%, 4/15/27 (Pre-refunded to 4/15/07)                     4/07 at 101            A-***           6,590,888
       6,345,000     6.250%, 4/15/27                                               4/07 at 101            A-              6,976,645

       1,370,000     New York City (New York), Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                     5.500%, 6/15/27                                               6/07 at 101            AAA             1,448,022

       3,150,000     New York City, New York, Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                     5.875%, 6/15/25                                               6/05 at 101            AAA             3,420,333



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     New York (continued)

     $ 4,000,000     The Trust for Cultural Resources of the City of New York,
                     Revenue Bonds, Series 1997A (American Museum of Natural
                     History), 5.650%, 4/01/27                                     4/07 at 101            AAA           $ 4,269,880

       2,500,000     Dormitory Authority of the State of New York, City University
                     System Consolidated Revenue Bonds, 1996 Series 2,
                     6.000%, 7/01/20                                               7/06 at 102            BBB+            2,696,600

      16,200,000     New York State Energy Research and Development Authority,
                     Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                     Company of New York, Inc. Project), 6.375%, 12/01/27
                     (Alternative Minimum Tax)                                     12/01 at 101           AAA            17,393,130

       3,500,000     New York State Medical Care Facilities Finance Agency,
                     Mental Health Services Facilities Improvement Revenue Bonds,
                     1994 Series A, 5.250%, 8/15/23                                2/04 at 102            AAA             3,557,995

       7,635,000     New York State Medical Care Facilities Finance Agency, Mercy
                     Medical Center Project Revenue Bonds, 1995 Series A,
                     5.875%, 11/01/15                                              5/05 at 102            AA-             8,198,768

       2,500,000     New York State Urban Development Corporation, Correctional
                     Facilities Revenue Bonds, 1993A Refunding Series,
                     5.250%, 1/01/21                                               1/04 at 102            AAA             2,540,850

       2,465,000     Empire Development Corporation, New York State Urban
                     Development Corporation, Correctional Capital Facilities
                     Revenue Bonds, Series 6, 5.375%, 1/01/25                      1/06 at 102            AAA             2,545,877
- ----------------------------------------------------------------------------------------------------------------------------------
                     North Carolina - 0.8%

       5,185,000     City of Durham, Urban Redevelopment Mortgage Revenue Bonds
                     (Durham Hosiery Mill Project) (FHA Insured), Series 1987,
                     7.500%, 8/01/29 (Alternative Minimum Tax)                     8/07 at 105            AAA             5,820,370

       1,945,000     North Carolina Housing Finance Agency, Single Family Revenue
                     Bonds, Series JJ (1985 Resolution), 6.450%, 9/01/27
                     (Alternative Minimum Tax)                                     3/06 at 102            AA              2,095,951
- ----------------------------------------------------------------------------------------------------------------------------------
                     North Dakota - 0.4%

       4,150,000     Mercer County, North Dakota, Pollution Control Revenue Bonds
                     (Basin Electric Power Cooperative-Antelope Valley Station),
                     1984 Series B, 7.000%, 1/01/19                                1/99 at 103            A               4,290,602
- ----------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 1.5%

       2,000,000     Ohio Housing Finance Agency, Multifamily Housing Mortgage
                     Revenue Bonds, Series 1998B-1 (FHA Insured Mortgage Loan-
                     Courtyards of Kettering Project), 5.550%, 1/01/40
                     (Alternative Minimum Tax)                                     1/08 at 102            Aa2             2,036,520

       5,250,000     State of Ohio, Ohio Air Quality Development Authority, Air
                     Quality Development Revenue Bonds (JMG Funding, Limited
                     Partnership Project), Series 1997, 5.625%, 1/01/23
                     (Alternative Minimum Tax)                                     4/07 at 102            AAA             5,485,515

       6,750,000     State of Ohio, Ohio Water Development Authority, Solid Waste
                     Disposal Revenue Bonds (Bay Shore Power Project), Tax Exempt
                     Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)       9/08 at 102            N/R             6,826,883
- ----------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 0.5%

       1,000,000     Tulsa County Industrial Authority (Tulsa, Oklahoma),
                     Recreational Facilities Revenue Bonds, Refunding Series 1992,
                     6.600%, 9/01/08                                               9/02 at 102            A-              1,098,090

       2,990,000     Tulsa County Public Facilities Authority (Tulsa, Oklahoma),
                     Recreational Facility Refunding Revenue Bonds, Series 1992,
                     6.600%, 11/01/08                                              11/02 at 102           A-              3,292,379
- ----------------------------------------------------------------------------------------------------------------------------------
                     Oregon - 2.8%

      13,350,000     State of Oregon, General Obligation, Elderly and Disabled
                     Housing Bonds, 1992 Series B, 6.375%, 8/01/24                 8/02 at 102            AA             14,597,825

       6,160,000     State of Oregon, General Obligation, Veterans Welfare Bonds,
                     Series 75, 6.000%, 4/01/27                                    10/05 at 102           AA              6,516,849

       1,750,000     State of Oregon, Housing and Community Services Department,
                     Mortgage Revenue Bonds (Single-Family Mortgage Program),
                     1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)      7/07 at 101 1          Aa2             1,810,830

       3,380,000     City of Portland, Oregon, Limited Tax Improvement Bonds,
                     1996 Series A, 5.550%, 6/01/16                                6/06 at 100            Aa              3,581,076
- ----------------------------------------------------------------------------------------------------------------------------------
                     Pennsylvania - 0.1%

       1,000,000     Delaware Valley Regional Finance Authority, Local Government
                     Revenue Bonds, Series 1997B, 5.700%, 7/01/27                  No Opt. Call           AAA             1,119,940
- ----------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 0.1%

       1,375,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series X, 5.500%, 7/1/25                                      7/05 at 100            BBB+            1,417,804


       Principal                                                                   Optional Call                              Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 0.2%

    $  2,135,000     School District No. 4 of Lexington County, South Carolina,
                     Certificates of Participation, Series 1994, 7.000%, 7/1/12    7/04 at 102            Baa           $ 2,379,543
- ----------------------------------------------------------------------------------------------------------------------------------
                     South Dakota - 1.2%

      10,370,000     South Dakota Building Authority, Revenue Bonds, Series 1992,
                     6.700%, 9/01/17                                               No Opt.Call            AAA            11,963,869
- ----------------------------------------------------------------------------------------------------------------------------------
                     Texas - 2.4%

       1,415,000     Baytown Housing Finance Corporation, Single Family Mortgage
                     Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/1/11        9/02 at 103            A1              1,591,267

       1,435,000     Hidalgo County Housing Finance Corporation (Texas), Single
                     Family Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                     Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)      4/04 at 102            Aaa             1,536,455

       1,385,000     Houston Independent School District Public Facility
                     Corporation (Harris County, Texas), Lease Revenue Bonds
                     (Cesar E. Chavez High School), Series 1998A,
                     0.000%, 9/15/13                                               No Opt. Call           AAA               677,030

       6,630,000     Houston Independent School District Public Facility
                     Corporation (Harris County, Texas), Lease Revenue Bonds
                     (West Side High School), Series 1998B, 0.000%, 9/15/13        No Opt. Call           AAA             3,240,943

       1,000,000     Humble Independent School District (Harris County, Texas),
                     Unlimited Tax Schoolhouse Bonds, Series II 1997,
                     3.500%, 2/15/18                                               2/10 at 100            AAA               821,609

       1,985,000     Lufkin Health Facilities Development Corporation (Texas),
                     Health System Revenue and Refunding Bonds (Memorial Health
                     System of East Texas), Series 1995, 6.875%, 2/15/26           2/06 at 102            BBB             2,197,672

       2,390,000     Port Arthur Housing Finance Corporation, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1992,
                     8.700%, 3/01/12                                               9/02 at 103            A               2,628,880

       9,465,000     State of Texas, Veterans Housing Assistance Bonds,
                     Series 1993, General Obligation Bonds, 6.800%, 12/01/23
                     (Alternative Minimum Tax)                                     12/03 at 102           AA             10,226,458
- ----------------------------------------------------------------------------------------------------------------------------------
                     Utah - 1.6%

       6,000,000     Redevelopment Agency of Salt Lake County, Utah, Central
                     Business District Neighborhood Redevelopment, Junior Lien
                     Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15            3/02 at 102            A               6,286,259

       2,735,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1994 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                     6.450%, 7/01/14                                               7/04 at 102            Aaa             2,922,155

       1,245,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series E2 Class I, 5.875%, 1/01/19
                     (Alternative Minimum Tax)                                     7/07 at 101 1/2        AAA             1,314,097

       1,560,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)      1/09 at 101 1/2        AAA             1,595,832

       3,000,000     Municipal Building Authority of Weber County, Utah, Lease
                     Revenue Bonds, Series 1994, 7.500%, 12/15/19
                     (Pre-refunded to 12/15/04)                                    12/04 at 102           AAA             3,627,809
- ----------------------------------------------------------------------------------------------------------------------------------
                     Vermont - 0.7%

       6,620,000     Vermont Housing Finance Agency, Single Family Housing Bonds,
                     Series 4, 6.400%, 11/1/25                                     5/02 at 102            A+              6,976,354
- ----------------------------------------------------------------------------------------------------------------------------------
                     West Virginia - 0.8%

       7,000,000     The County Commission of Harrison County, West Virginia,
                     Solid Waste Disposal Revenue Bonds (The Potomac Edison
                     Company Harrison Station Project), Series B, 6.250%, 5/01/23
                     (Alternative Minimum Tax)                                     5/03 at 102            AAA             7,631,329
- ----------------------------------------------------------------------------------------------------------------------------------
                     Wisconsin - 2.1%

      15,075,000     Wisconsin Housing and Economic Development Authority, Home
                     Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                     (Alternative Minimum Tax)                                     1/05 at 102            AA             16,289,441

       3,215,000     Wisconsin Health and Educational Facilities Authority,
                     Revenue Bonds, Series 1997 (Marshfield Clinic Project),
                     5.625%, 2/15/17                                               2/07 at 102            AAA             3,410,728
- ----------------------------------------------------------------------------------------------------------------------------------
$    920,581,000     Total Investments - (cost $857,604,906) - 98.5%                                                    945,367,447
================     ---------------------------------------------------------------------------------------------------------------

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Temporary Investments in Short-Term Municipal Securities - 0.1%

       $ 800,000     County of Cuyahoga, Ohio, Hospital Revenue Bonds (Cleveland
================     Clinic Foundation), Series 1997D, Variable Rate Demand Bonds,
                     3.700%, 1/01/26+                                                                     VMGI-1          $ 800,000
                     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.4%                                                                13,672,448
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $ 959,839,895
                     ===============================================================================================================

                   * Optional Call Provisions (not covered by the report of independent auditors):
                     Dates (month and year) and prices of the earliest optional call or redemption.
                     There may be other call provisions at varying prices at later dates.
                  ** Ratings (not covered by the report of independent auditors):
                     Using the higher of Standard & Poor's or Moody's rating.
                 *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                 N/R Investment is not rated.

                See accompanying notes to financial statements.


                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                            October 31, 1998


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Alabama -  4.6%

    $  8,000,000     Alabama Higher Education Loan Corporation, Student Loan
                     Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                     (Alternative Minimum Tax)                                     No Opt. Call           AAA            $ 8,610,400

      20,745,000     Alabama Special Care Facilities Financing Authority of
                     Birmingham, Hospital Revenue Bonds (Daughters of Charity
                     National Health System - Providence Hospital and St.
                     Vincents Hospital), Series 1995, 5.000%, 11/01/25             11/05 at 101           AA+            20,249,402

       2,000,000     The Governmental Utility Services Corporation of the City of
                     Bessemer (Alabama), Water Supply Revenue Bonds, Series 1998,
                     5.250%, 6/01/32                                               6/08 at 102            AAA             2,033,800

      11,000,000     The DCH Health Care Authority, Health Care Facilities Revenue
                     Bonds, Series 1993-B, 5.750%, 6/01/23                         12/02 at 102           A+             11,600,050
- ----------------------------------------------------------------------------------------------------------------------------------
                     Arkansas - 0.2%

         565,000     Arkansas Development Finance Authority, Single Family
                     Mortgage Revenue Refunding Bonds, 1991 Series A
                     (FHA Insured or VA Guaranteed Mortgage Loans),
                     8.000%, 8/15/11                                               8/01 at 103            AA                600,770

         445,463     City of Jacksonville, Arkansas, Residential Housing
                     Facilities Board, Single Family Mortgage Revenue Refunding
                     Bonds, Series 1993A, 7.900%, 1/01/11                          7/03 at 103            Aaa               487,973

         752,362     Residential Housing Facilities Board of Lonoke County,
                     Arkansas, Single Family Mortgage Revenue Refunding Bonds,
                     Series 1993A, 7.900%, 4/01/11                                 4/05 at 103            Aaa               827,471
- ----------------------------------------------------------------------------------------------------------------------------------
                     California - 3.6%

       5,000,000     California Health Facilities Financing Authority, Kaiser
                     Permanente Revenue Bonds, 1990 Series A, 6.500%, 12/01/20     12/00 at 102           A               5,337,250

       4,780,000     Foothill/Eastern Transportation Corridor Agency (California),
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14        No Opt. Call           Baa             2,190,722

                     Community Redevelopment Financing Authority of the Community
                     Redevelopment Agency of the City of Los Angeles, California,
                     Grand Central Square Multifamily Housing Bonds, 1993 Series A:
         500,000     5.750%, 12/01/13 (Alternative Minimum Tax)                    6/03 at 102            BB                503,780
       3,900,000     5.900%, 12/01/26 (Alternative Minimum Tax)                    12/98 at 100           A               3,901,794

       4,500,000     Los Angeles County Transportation Commission (California),
                     Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                     Series 1992-A , 6.750%, 7/01/19 (Pre-refunded to 7/01/02)     7/02 at 102            Aaa             5,079,330

       1,715,000     Housing Authority of the County of Merced (California),
                     Multifamily Housing Refunding Revenue Bonds, Series 1993A
                     (Belmont Park Apartments Project), 5.875%, 1/01/19            1/04 at 102            Aaa             1,779,244

       2,500,000     Transmission Agency of Northern California, California-Oregon
                     Transmission Project Revenue Bonds, 1992 Series A,
                     6.500%, 5/01/16                                               5/02 at 102            AAA             2,750,675

       5,000,000     Airports Commission, City and County of San Francisco,
                     California, San Francisco International Airport, Second Series
                     Revenue Bonds, Issue 8, 6.300%, 5/01/25
                     (Alternative Minimum Tax)                                     5/04 at 101            AAA             5,479,950

       3,545,000     Redevelopment Agency of the City of San Leandro, Plaza 1
                     and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                     Series A, 6.125%, 6/01/23                                     6/03 at 102            A-              3,771,277

       1,945,000     South Gate Public Financing Authority (Los Angeles County,
                     California), Water Revenue Refunding Bonds, 1996 Series A,
                     6.000%, 10/01/12                                              No Opt. Call           AAA             2,276,272
- ----------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 3.2%

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992C:
       1,100,000     6.750%, 11/15/22 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             1,242,846
       4,140,000     6.750%, 11/15/22 (Alternative Minimum Tax)                    11/02 at 102           Baa1            4,532,886

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1990A:
         405,000     8.500%, 11/15/23 (Pre-refunded to 11/15/00)
                     (Alternative Minimum Tax)                                     11/00 at 102           Aaa               452,276
       3,695,000     8.500%, 11/15/23 (Alternative Minimum Tax)                    11/00 at 102           Baa1            4,062,505
         115,000     8.000%, 11/15/25 (Pre-refunded to 11/15/00)                   11/00 at 102           Aaa               127,300
       1,190,000     8.000%, 11/15/25 (Alternative Minimum Tax)                    11/00 at 102           Baa1            1,294,399


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Colorado (continued)

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991A:
       $ 315,000     8.750%, 11/15/23 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa           $   366,389
         885,000     8.750%, 11/15/23 (Alternative Minimum Tax)                    11/01 at 102           Baa1            1,009,095

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991D:
       6,000,000     7.500%, 11/15/02 (Alternative Minimum Tax)                    11/01 at 102           Baa1            6,650,880
       3,040,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1            3,889,376
         865,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa               981,438
       3,280,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1            3,646,507
         210,000     7.000%, 11/15/25 (Pre-refunded to 11/15/01)                   11/01 at 100           Aaa               230,076
         790,000     7.000%, 11/15/25 (Alternative Minimum Tax)                    11/01 at 100           Baa1              847,741
- ----------------------------------------------------------------------------------------------------------------------------------
                     Connecticut - 1.4%

       6,500,000     State of Connecticut Health and Educational Facilities
                     Authority, Revenue Bonds, Yale-New Haven Hospital Issue,
                     Series F, 7.100%, 7/01/25 (Pre-refunded to 7/01/00)           7/00 at 102            AAA             7,010,120

       3,000,000     Connecticut Housing Finance Authority, Housing Mortgage
                     Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18      5/06 at 102            AA              3,236,850

       2,400,000     Connecticut Development Authority, Water Facilities Revenue
                     Refunding Bonds (The Connecticut Water Company Project-1993
                     Series), 6.650%, 12/15/20                                     12/03 at 102           AAA             2,720,952
- ----------------------------------------------------------------------------------------------------------------------------------
                     District of Columbia - 5.1%

       5,000,000     District of Columbia, (Washington, D.C.), General Obligation
                     Bonds, 6.000%, 6/01/09                                        6/03 at 102            AAA             5,480,750

       6,000,000     District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993 B, 5.500%, 6/01/10               No Opt. Call           AAA             6,522,720

       3,240,000     District of Columbia, Hospital Revenue Refunding Bonds
                     (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                     6.750%, 8/15/07                                               8/02 at 102            A3              3,495,247

       4,250,000     District of Columbia, Hospital Revenue Refunding Bonds
                     (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                     5.750%, 8/15/14                                               8/06 at 102            AAA             4,610,273

       3,890,000     District of Columbia (Washington, D.C.), General Obligation
                     Bonds, Series 1993-A3, 5.500%, 6/01/06                        No Opt. Call           AAA             4,223,341

       9,500,000     District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993A, 6.000%, 6/01/07                No Opt. Call           AAA            10,675,051

       5,000,000     District of Columbia Housing Finance Agency, Collateralized
                     Single Family Mortgage Revenue Bonds, Series 1988F-1,
                     5.850%, 12/01/14 (Alternative Minimum Tax)                    12/04 at 103           AAA             5,171,600

       2,000,000     District of Columbia, Revenue Bonds (The American College
                     of Obstetricians and Gynecologists Issue), Series 1991,
                     6.500%, 8/15/18                                               8/01 at 102            AAA             2,173,440

       4,500,000     District of Columbia, University Revenue Refunding Bonds
                     (The Howard University Issue), Series 1992A, 6.750%, 10/01/12
                     (Pre-refunded to 10/01/02)                                    10/02 at 102           AAA             5,068,980
- ----------------------------------------------------------------------------------------------------------------------------------
                     Florida - 0.9%

       8,000,000     City of Sunrise, Florida, Utility System Revenue Refunding
                     Bonds, Series 1998, 5.000%, 10/01/28                          10/18 at 100           AAA             8,085,440
- ----------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 2.0%

       2,930,000     Development Authority of Burke County, Georgia, Pollution
                     Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                     Project), Series 1992, 7.500%, 1/01/03                        No Opt. Call           AAA             3,166,568

       2,880,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, 1992B Series, 8.250%, 1/01/11                  No Opt. Call           A               3,807,965

       4,185,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, Series EE, 7.250%, 1/01/24                     No Opt. Call           AAA             5,572,244

       5,500,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, 1993B Series, 5.700%, 1/01/19                  No Opt. Call           AAA             6,025,800
- ----------------------------------------------------------------------------------------------------------------------------------
                     Hawaii - 0.7%

       1,500,000     State of Hawaii, Airports System Revenue Bonds, Series of
                     1990 (Payable Solely from the Receipts of the Aviation Fuel
                     Tax and the Revenues of the State of Hawaii Airports System),
                     7.300%, 7/01/20 (Alternative Minimum Tax)                     7/00 at 102            AAA             1,609,545

       5,000,000     Honolulu, Hawaii, City and County Refunding and Improvement
                     Bonds, Series 1993B, 5.000%, 10/01/13                         No Opt. Call           AA              5,178,400


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 12.7%

    $  4,000,000     Board of Education of the City of Chicago, General Obligation
                     Lease Certificates, 1992 Series A, 6.250%, 1/01/15            No Opt. Call           AAA          $  4,669,080

       5,000,000     City of Chicago, Illinois, Sales Tax Revenue Bonds,
                     Series 1998, 5.250%, 1/01/28                                  7/08 at 102            AAA             5,076,000

                     Cook County School District 99 (Cicero), General Obligation
                     School Bonds, Series 1997:
       1,345,000     8.500%, 12/01/12                                              No Opt. Call           Aaa             1,882,597
       1,455,000     8.500%, 12/01/13                                              No Opt. Call           Aaa             2,051,521
       1,685,000     8.500%, 12/01/15                                              No Opt. Call           Aaa             2,401,209

       3,140,000     Illinois Development Finance Authority, Child Care Facility
                     Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                     7.400%, 9/01/04                                               9/02 at 102            N/R             3,356,629

       2,240,000     Illinois Educational Facilities Authority, Revenue Bonds,
                     Chicago College of Osteopathic Medicine, Series A,
                     8.750%, 7/01/05                                               No Opt. Call           AAA             2,659,933

        10,360,000   Illinois Educational Facilities Authority, Revenue
                     Refunding Bonds, Loyola University of Chicago, Series 1991-A,
                     7.125%, 7/01/21 (Pre-refunded to 7/01/01)                     7/01 at 102            A1***          11,452,358

       3,000,000     Illinois Health Facilities Authority, Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center),
                     5.500%, 10/01/19                                              10/03 at 102           A-              3,077,010

       2,000,000     Illinois Health Facilities Authority, Revenue Bonds, Series
                     1992 (Trinity Medical Center), 7.000%, 7/01/12                7/02 at 102            BBB             2,165,080

                     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993C (Lutheran General Healthsystem):
       5,705,000     7.000%, 4/01/08                                               No Opt. Call           A+              6,788,037
       4,075,000     7.000%, 4/01/14                                               No Opt. Call           A+              5,040,612

       8,190,000     Illinois Housing Development Authority, Multi-Family
                     Program Bonds, Series 5, 6.650%, 9/01/14                      9/04 at 102            A+              8,897,534

       3,410,000     Illinois Housing Development Authority, Section 8 Elderly
                     Housing Revenue Bonds (Skyline Tower Apartments),
                     Series 1992B, 6.875%, 11/01/17                                11/02 at 102           A               3,607,337

       3,400,000     Illinois Housing Development Authority, Section 8 Elderly
                     Housing Revenue Bonds (Morningside North Development),
                     Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)       1/03 at 102            A***            3,801,472

       5,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1990 (Riverside Senior Living Center Project),
                     7.500%, 11/01/20 (Pre-refunded to 11/01/00)                   11/00 at 102           A3***           5,471,950

      11,690,000     Illinois Health Facilities Authority, Refunding Revenue
                     Bonds, Series 1990-B (Hinsdale Hospital), 9.000%, 11/15/15    11/00 at 102           AAA            13,175,448

       2,025,000     Long Creek Township, Macon County, Illinois, Waterworks
                     Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23         5/03 at 100            N/R             2,126,108

       3,050,000     Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                     McHenry and Will Counties, Illinois, General Obligation Bonds,
                     Series 1990A, 7.200%, 11/01/20                                No Opt. Call           AAA             3,980,769

      14,375,000     Village of Wheeling, Illinois, Multifamily Housing Revenue
                     Bonds, Series 1993A (FHA Insured Mortgage Loan-Arlington
                     Club Project), 6.400%, 2/01/40                                2/03 at 100            AAA            14,952,013

       4,685,000     Town of Wood River, Wood River Township Hospital, Madison
                     County, Illinois, General Obligation Bonds (Alternate
                     Revenue Source), Series 1993, 6.625%, 2/01/14                 2/04 at 102            BBB             5,144,692

       4,460,000     Town of Wood River, Wood River Township Hospital, Madison
                     County, Illinois, General Obligation Tort Immunity Bonds,
                     Series 1993, 6.500%, 2/01/14                                  2/04 at 102            BBB             4,858,992
- ----------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 3.4%

       2,250,000     Indiana Bond Bank, Special Program Bonds, Series 1992B,
                     6.750%, 8/01/12                                               2/03 at 102            A+              2,511,180

       3,200,000     Indiana Health Facility Financing Authority, Hospital
                     Revenue Refunding Bonds, Series 1992 (The Methodist
                     Hospitals, Inc.), 6.750%, 9/15/09                             9/02 at 102            A               3,537,952

       2,100,000     City of Indianapolis, Indiana, Economic Development Revenue
                     Bonds, Series 1993A (The Meadows-Section 8 Assisted Project),
                     6.000%, 7/01/23 (Alternative Minimum Tax)                     7/03 at 103            N/R             2,115,183

       2,000,000     Hospital Authority of the City of Kokomo (Indiana), Hospital
                     Revenue Refunding Bonds, Series 1993 (Saint Joseph Hospital
                     and Health Center of Kokomo), 6.250%, 8/15/05                 No Opt. Call           N/R             2,208,020

       3,615,000     Mooresville Consolidated School Building Corporation, First
                     Mortgage Bonds, Series 1994A (Morgan County, Indiana),
                     6.200%, 7/15/15 (Pre-refunded to 1/15/04)                     1/04 at 101            A***            4,021,037

       5,900,000     Muncie School Building Corporation, First Mortgage Bonds,
                     Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)        7/01 at 102            N/R***          6,447,756



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Indiana (continued)

    $  9,500,000     City of Petersburg, Indiana, Pollution Control Refunding
                     Revenue Bonds, Series 1993A (Indianapolis Power and Light
                     Company Project), 6.100%, 1/01/16                             1/03 at 102            Aa2         $  10,212,215
- ----------------------------------------------------------------------------------------------------------------------------------
                     Iowa - 0.6%

         780,000     City of Davenport, Iowa, Home Ownership Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.900%, 3/01/10                 9/04 at 102            A1                838,399

       3,810,000     Iowa Finance Authority, Hospital Revenue Bonds (Trinity
                     Regional Hospital Project), Series 1993, 7.000%, 7/01/12
                     (Pre-refunded to 7/01/02)                                     7/02 at 102            N/R***          4,285,107
- ----------------------------------------------------------------------------------------------------------------------------------
                     Kansas - 0.3%

       1,475,000     Johnson County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.100%, 5/01/12                 5/04 at 103            A               1,614,889

       1,200,000     Labette County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, 1993 Series A, 8.400%, 12/01/11              6/03 at 103            Aa2             1,292,352
- ----------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.8%

       7,000,000     Kentucky Housing Corporation, Housing Revenue Bonds,
                     1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)      7/06 at 102            AAA              7,519,120
- ----------------------------------------------------------------------------------------------------------------------------------
                     Louisiana - 1.2%

       3,415,000     Clover Dale Housing Corporation, 1995 Multifamily Mortgage
                     Revenue Refunding Bonds (Clover Dale Plaza-FHA Insured
                     Mortgage, Section 8 Assisted Project), Series A,
                     6.550%, 2/01/22                                               4/01 at 100            AA-             3,491,325

       6,555,000     Orleans Levee District (A Political Subdivision of the State
                     of Louisiana), Public Improvement Bonds, Series 1986,
                     5.950%, 11/01/14                                              12/05 at 102           AAA             7,280,049
- ----------------------------------------------------------------------------------------------------------------------------------
                     Maine - 0.9%

       8,000,000     Corporation, Subordinate Student Loan Revenue Bonds,
                     Series 1994-2, 6.250%, 11/01/06 (Alternative Minimum Tax)     No Opt. Call           A               8,413,280
- ----------------------------------------------------------------------------------------------------------------------------------
                     Maryland - 1.8%

       5,000,000     Community Development Administration, Maryland Department of
                     Housing and Community Development, Housing Revenue Bonds,
                     Series 1996A, 5.875%, 7/01/16                                 1/07 at 102            Aa2             5,336,850

       2,000,000     Maryland Health and Higher Educational Facilities Authority,
                     Project and Refunding Revenue Bonds, Doctors Community
                     Hospital Issue, Series 1993, 5.750%, 7/01/13                  7/03 at 102            Baa1            2,049,280

       1,790,000     Maryland Transportation Authority, Special Obligation
                     Revenue Bonds, Baltimore/Washington International Airport
                     Projects, Series 1994-A (Qualified Airport Bonds),
                     6.400%, 7/01/19 (Alternative Minimum Tax)                     7/04 at 102            AAA             1,908,194

       6,800,000     Housing Opportunities Commission of Montgomery County
                     (Montgomery County, Maryland), Multifamily Housing Revenue
                     Bonds, 1996 Series B, 6.400%, 7/01/28
                     (Alternative Minimum Tax)                                     7/06 at 102            Aa              7,317,004
- ----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts - 1.8%

       4,500,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Bonds, Series 1991-C (New England Deaconess Hospital),
                     7.200%, 4/01/22 (Pre-refunded to 4/01/01)                     4/01 at 102            AAA             4,953,105

       2,000,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Bonds, Faulkner Hospital Issue, Series C,
                     6.000%, 7/01/13                                               7/03 at 102            Baa1            2,089,040

       2,000,000     Massachusetts Housing Finance Agency, Housing Project Revenue
                     Bonds, 6.300%, 10/01/13                                       4/03 at 102            A+              2,126,640

       4,195,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Refunding Bonds, Youville Hospital Issue (FHA Insured
                     Project), Series B, 6.000%, 2/15/34                           2/04 at 102            Aa              4,381,132

       3,300,000     Massachusetts Industrial Finance Agency, Resource Recovery
                     Revenue Bonds, SEMASS Project,                                7/01 at 103            N/R             3,672,801
                     Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)
- ----------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 5.6%

       5,000,000     City of Detroit, Michigan, Convention Facility Limited Tax
                     Revenue Refunding Bonds (Cobo Hall Expansion Project),
                     Series 1993, 5.250%, 9/30/12                                  9/03 at 102            AAA             5,219,050

      10,000,000     City of Detroit, Michigan, Sewage Disposal System Revenue
                     Bonds, Series 1997-A, 5.000%, 7/01/27                         7/07 at 101            AAA             9,871,800

      10,225,000     City of Detroit, Michigan, Water Supply System Revenue Bonds
                     (Senior Lien), Series 1997-A, 5.000%, 7/01/27                 7/07 at 101            AAA            10,078,680


   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
- ----------------------------------------------------------------------------------------------------------------------------------

                     Michigan (continued)

$     2,545,000      City of Hancock Hospital Finance Authority, FHA-Insured
                     Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                     Series 1998, 4.625%, 8/01/18                                  8/08 at 100            AAA         $   2,509,166

      1,000,000      City of Kalamazoo Hospital Finance Authority, Hospital Revenue
                     Refunding and Improvement Bonds (Bronson Methodist Hospital),
                     Series 1996, 5.750%, 5/15/16                                  5/06 at 102            AAA             1,067,680

      2,000,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     and Refunding Bonds (The Detroit Medical Center Obligated
                     Group), Series 1993B, 5.000%, 8/15/03                         No Opt. Call           A-              2,096,520

      3,200,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     and Refunding Bonds, Series 1992 (Bon Secours Health System
                     Project), 6.100%, 8/15/22                                     8/02 at 102            AAA             3,373,664

      7,000,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     Bonds (The Detroit Medical Center), Series 1998A,
                     5.250%, 8/15/23                                               8/08 at 101            A-              6,842,850

      3,750,000      Michigan Strategic Fund, Limited Obligation Refunding Revenue
                     Bonds (Consumers Power Company Project), Collateralized Series
                     1993B, 5.800%, 6/15/10                                        6/03 at 102            AAA             4,073,100

      6,000,000      County of Monroe, Michigan, Pollution Control Revenue Bonds
                     (The Detroit Edison Company Project), Series CC-1992, 6.550%,
                     9/01/24 (Alternative Minimum Tax)                             9/03 at 10             AAA             6,674,100


- ----------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 1.4%

      5,000,000      Minneapolis/St. Paul, Minnesota, Housing Finance Board, Single
                     Family Mortgage Revenue Bonds, FNMA/GNMA Backed Program,
                     Phase XI-AB, 5.800%, 11/01/30 (Alternative Minimum Tax)       11/07 at 10            AAA             5,168,500

      4,000,000      Minneapolis Community Development Agency, Limited Tax Supported
                     Development Revenue Bonds, Common Bond Fund, Series 1992G-3,
                     7.375%, 12/01/12                                              12/02 at 102           A-              4,458,760

      2,720,000      City of Minnetonka, Minnesota, Multifamily Housing Revenue
                     Refunding Bonds, Series 1994A (GNMA Collateralized Mortgage
                     Loan-Brier Creek Project), 6.450%, 6/20/24                    6/04 at 102            AAA             2,924,299


- ----------------------------------------------------------------------------------------------------------------------------------
                     Mississippi - 1.1%

      2,000,000      Mississippi Higher Education Assistance Corporation, Student
                     Loan Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06
                     (Alternative Minimum Tax)                                     9/02 at 102            Aaa             2,067,200

      1,415,000      Mississippi Housing Finance Corporation, Single Family Mortgage
                     Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                     Securities Program), 8.250%, 10/15/18
                     (Alternative Minimum Tax)                                     10/99 at 102           AAA             1,477,119

      3,000,000      Mississippi Home Corporation, Single Family Mortgage Revenue
                     Bonds, Series 1995B, 6.550%, 4/01/21
                     (Alternative Minimum Tax)                                     4/05 at 102            Aaa             3,207,750

      1,695,000      Mississippi Regional Housing Authority No. V, Multifamily
                     Housing Revenue Refunding Bonds, Series 1993A (FHA Insured
                     Mortgage Loan-Deville Apartments Section 8 Assisted Project),
                     7.050%, 7/01/21                                               7/00 at 105            AAA             1,808,209

      1,830,000      Mississippi Educational Facilities Authority, For Private,
                     Nonprofit Institutions of Higher Learning, Educational
                     Facilities Revenue Bonds (Tougaloo College Project), Series
                     1993A, 6.500%, 6/01/18                                        6/03 at 102            N/R             1,912,917


- ----------------------------------------------------------------------------------------------------------------------------------
                     Nebraska - 3.0%

     10,000,000      Energy America (Nebraska), Natural Gas Revenue Note
                     (Metropolitan Utility District Project), Series 1997B,
                     5.700%, 7/01/08                                               No Opt. Call           N/R            10,164,800

      9,000,000      Nebraska Higher Education Loan Program Inc., Senior
                     Subordinate Bonds, Series A-5A, 6.250%, 6/01/18
                     (Alternative Minimum Tax)                                     No Opt. Call           AAA             9,667,620

                     Airport Authority of the City of Omaha (Nebraska), Airport
                     Facilities Revenue Refunding Bonds, Series 1991:
      1,665,000      8.375%, 1/01/14 (Pre-refunded to 1/01/02)                     1/02 at 102            A1***           1,922,842
      5,075,000      8.375%, 1/01/14                                               1/02 at 102            A1              5,790,220


- ----------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 0.8%

    4,500,000        Clark County School District, Nevada, General Obligation
                     (Limited Tax), School Improvement Bonds (Current Coupon
                     Bonds), Series 1991A, 7.000%, 6/01/10                         No Opt. Call           AAA             5,573,745

    1,725,000        Nevada Housing Division, Single Family Program Senior Bonds,
                     1993 Issue B, 6.200%, 10/01/15                                4/04 at 102            A1              1,824,550

- ----------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 0.5%

    2,700,000        New Hampshire Housing Finance Authority, Single Family
                     Residential Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                     (Alternative Minimum Tax)                                     7/00 at 102            Aa              2,830,410



    Principal                                                                     Optional Call                              Market
       Amount   Description                                                        Provisions*         Ratings**              Value
- ----------------------------------------------------------------------------------------------------------------------------------

                     New Hampshire (continued)

$   1,815,000        New Hampshire Housing Finance Authority, Single Family Mortgage
                     Acquisition Revenue Bonds, 1996 Series C, 6.200%, 7/01/16
                     (Alternative Minimum Tax)                                     1/07 at 102            Aa3         $   1,930,234


- ----------------------------------------------------------------------------------------------------------------------------------
                     New Mexico  - 0.3%

      455,000        New Mexico Educational Assistance Foundation, Student Loan
                     Revenue Bonds, 1992 Series One, Student Loan Revenue Bonds,
                     Subordinate 1992 Series One B, 6.850%, 12/01/05 (Alternative
                     Minimum Tax)                                                  12/02 at 101           A                 481,781

    2,400,000        New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Purchase Refunding Senior Bonds, 1992 Series A,
                     6.900%, 7/01/24                                               7/02 at 102            Aa1             2,552,664


- ----------------------------------------------------------------------------------------------------------------------------------
                     New York - 13.1%

   14,000,000        Long Island Power Authority (New York), Electric System
                     General Revenue Bonds, Series 1998A, 5.500%, 12/01/29         6/03 at 101            A-             14,467,320

    1,000,000        The City of New York, General Obligation Bonds, Fiscal 1995
                     Series A, 7.000%, 8/01/04                                     No Opt.Call            A-              1,146,370

    3,500,000        The City of New York, General Obligation Bonds, Fiscal 1996
                     Series B, 6.750%, 8/15/03                                     No Opt. Call           A-              3,916,780

   14,310,000        The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F, 6.500%, 2/01/05                                     No Opt. Call           A-             16,098,178

                     The City of New York, General Obligation Bonds, Fiscal 1991
                     Series D:
    4,240,000        9.500%, 8/01/02 (Pre-refunded to 8/01/01)                     8/01 at 101 1/2        Aaa             4,946,893
      160,000        9.500%, 8/01/02                                               8/01 at 101 1/2        A-                185,018

   16,915,000        New York City Transitional Finance Authority, Future Tax
                     Secured Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26          5/08 at 101            AA             16,629,475

                     Dormitory Authority of the State of New York, The New York and
                     Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                     Bonds, Series 1998:
    5,000,000        5.500%, 2/01/09                                               No Opt. Call           AAA             5,473,350
    6,450,000        5.500%, 8/01/09                                               No Opt. Call           AAA             7,084,100
    4,350,000        5.500%, 8/01/10                                               No Opt. Call           AAA             4,774,647
    5,000,000        5.500%, 8/01/11                                               No Opt. Call           AAA             5,483,350

   10,500,000        New York State Medical Care Facilities Finance Agency,
                     Hospital and Nursing Home FHA-Insured Mortgage Revenue
                     Bonds, 1992 Series B, 6.200%, 8/15/22                         8/02 at 102            AAA            11,214,525

    4,200,000        New York State Medical Care Facilities Finance Agency,
                     FHA-Insured Mortgage Project Revenue Bonds, 1995 Series B,
                     6.150%, 2/15/35                                               2/05 at 102            AA              4,565,526

                     New York State Medical Care Facilities Finance Agency, Hospital
                     and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994
                     Series A:
    4,875,000        6.200%, 2/15/21 (Pre-refunded to 2/15/04)                     2/04 at 102            AAA             5,491,834
    3,365,000        6.200%, 2/15/21                                               2/04 at 102            AAA             3,729,194

    7,500,000        New York State Thruway Authority, General Revenue Bonds,
                     Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05)           1/05 at 102            AAA             8,454,075

    6,500,000        New York State Thruway Authority, General Revenue Refunding
                     Bonds, Series E, 5.250%, 1/01/12                              1/08 at 101            AA-             6,883,110

- ----------------------------------------------------------------------------------------------------------------------------------
                     North Carolina - 0.6%

    3,000,000        North Carolina Medical Care Commission, Health Care Revenue
                     Bonds (Duke University Health System), Series 1998B,
                     5.000%, 6/01/28                                               6/08 at 101            AA              2,934,120

    2,000,000        North Carolina Municipal Power Agency, Number 1 Catawba
                     Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11          No Opt. Call           AAA              ,291,780


- ----------------------------------------------------------------------------------------------------------------------------------
                     North Dakota - 1.0%

    8,150,000        Mercer County, North Dakota, Pollution Control Revenue Bonds
                     (Basin Electric Power Cooperative-Antelope Valley Station),
                     1984 Series B, 7.000%, 1/01/19                                1/99 at 103            A               8,426,122

      995,000        City of Minot, North Dakota, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1993, 7.700%, 8/01/10                 8/03 at 102            Aa              1,074,988


- ----------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 3.4%

    4,500,000        Akron, Bath and Copley Joint Township Hospital District, Ohio,
                     Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                     System Project), 6.250%, 11/15/07                             11/02 at 102           A3              4,881,420

    1,995,000        County of Franklin, Ohio, Multifamily Housing Mortgage Revenue
                     Bonds, Series 1994A (FHA Insured Mortgage Loan Hamilton
                     Creek Apartments Project), 5.550%, 7/01/24 (Alternative
                     Minimum Tax)                                                  1/05 at 103            Aa              2,017,683


    Principal                                                                           Optional Call                      Market
       Amount   Description                                                              Provisions*       Ratings**        Value
- ----------------------------------------------------------------------------------------------------------------------------------

                     Ohio (continued)

$   3,800,000        Ohio Housing Finance Agency, Residential Mortgage Revenue
                     Bonds (GNMA Mortgage-backed Securities Programs),
                     1995 Series A-1, 6.300%, 9/01/17                              3/05 at 102            AAA         $   4,101,302

   11,215,000        Ohio Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)      9/99 at 102            AAA            11,537,880

    4,215,000        The Student Loan Funding Corporation, Cincinnati, Ohio,
                     Student Loan Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                     (Alternative Minimum Tax)                                     No Opt. Call           A1              4,364,464

    4,370,000        City of Toledo, Ohio, General Obligation (Limited Tax),
                     Various Purpose Improvement Bonds, Series 1994,
                     5.750%, 12/01/09                                              12/04 at 102           AAA             4,813,031


- ----------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 1.5%

                     Oklahoma County Finance Authority, Multifamily Housing First
                     Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                     Project):
    3,000,000        7.000%, 4/01/18                                               4/06 at 102            N/R             3,043,080
    7,000,000        7.125%, 4/01/28                                               4/06 at 102            N/R             7,102,340

    3,340,000        Tulsa Industrial Authority, Hospital Revenue and Refunding
                     Bonds (Hillcrest Medical Center Project), Series 1996,
                     6.500%, 6/01/09                                               No Opt. Call           AAA             3,920,592


- ----------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 1.6%

   12,390,000        Commonwealth of Puerto Rico, Public Improvement Bonds of 1997
                     (General Obligation Bonds), 6.500%, 7/01/13                   No Opt. Call           AAA            15,066,488


- ----------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 0.3%

    2,460,000        Piedmont Municipal Power Agency (South Carolina), Electric
                     Revenue Bonds, 1998A Refunding Series, 5.500%, 1/01/13        No Opt. Call           AAA             2,692,495


- ----------------------------------------------------------------------------------------------------------------------------------
                     South Dakota - 0.7%

    5,845,000        South Dakota Student Loan Assistance Corporation, 7.625%,
                     8/01/06 (Pre-refunded to 8/01/99) (Alternative Minimum Tax)   8/99 at 102            AAA             6,153,090


- ----------------------------------------------------------------------------------------------------------------------------------
                     Tennessee - 0.8%

    5,000,000        The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue
                 Bonds, 1998 Series A, 5.200%, 5/15/23                                5/08 at 102          AA             5,080,200

    2,400,000        Tennessee Housing Development Agency, Mortgage Finance Program Bonds, 1994 Series A,
                 6.900%, 7/01/25 (Alternative Minimum Tax)                            7/04 at 102          A+             2,590,704


- ----------------------------------------------------------------------------------------------------------------------------------
                     Texas - 5.7%

    1,000,000        Alliance Airport Authority, Inc., Special Facilities Revenue
                     Bonds, Series 1990 (American Airlines, Inc. Project), 7.500%,
                     12/01/29 (Alternative Minimum Tax)                            12/00 at 102           Baa2            1,072,290

    6,000,000        Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds, Serie
                     1990, 7.500%, 11/01/25 (Alternative Minimum Tax)              11/00 at 102           Baa2            6,424,500

    2,500,000        City of Houston, Texas, Airport System Subordinate Lien
                     Revenue Bonds, Series 1991A, 6.750%, 7/01/21
                     (Alternative Minimum Tax)                                     7/01 at 102            AAA             2,710,575

    5,000,000        City of Houston, Texas, Water and Sewer System, Junior Lien
                     Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25       12/07 at 102           AAA             4,930,400

    5,000,000        Lower Neches Valley Authority Industrial Development
                     Corporation (Texas), Refunding Revenue Bonds, Series 1998
                     (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33     3/08 at 101            AA              5,189,350

    1,450,850        The Midland Housing Finance Corporation (Midland, Texas),
                     Single Family Mortgage Revenue Refunding, Series 1992A,
                     8.450%, 12/01/11                                              11/05 at 103           Aaa             1,591,002

    2,215,000        North Texas Higher Education Authority Inc., Student Loan
                     Revenue Bonds, Series 1993D, 6.300%, 4/01/09
                     (Alternative Minimum Tax)                                     4/03 at 102            A               2,352,064

    3,410,000        Ratama Development Corporation, Special Facilities Revenue
                     Bonds (Retama Park Racetrack Project), Series 1993,
                     8.750%, 12/15/12                                              No Opt. Call           AAA             4,881,176

    4,694,827        General Services Commission (an Agency of the State of Texas),
                     as Lessee, Participation Interests, 7.500%, 9/01/22           9/99 at 101 1/2        A               5,332,056


    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*      Ratings**              Value
- ----------------------------------------------------------------------------------------------------------------------------------
                     Texas (continued)

$   8,500,000        Texas Turnpike Authority, Dallas North Tollway Revenue
                     Bonds, Series 1990, 7.250%, 1/01/10 (Pre-refunded
                     to 1/01/99)                                                   1/99 at 102            AAA         $   8,728,480

    8,500,000        Travis County Health Facilities Development Corporation,
                     Hospital Revenue Bonds (Daughters of Charity National Health
                     System - Daughters of Charity Health Services of Austin),
                     Series 1993B, 6.000%, 11/15/22                                11/03 at 102           Aa              9,155,860


- ----------------------------------------------------------------------------------------------------------------------------------
                     Utah - 2.1%

    3,595,000        City of Bountiful, Davis County, Utah, Hospital Revenue
                     Refunding Bonds (South Davis Community Hospital Project),
                     Series 1998, 5.750%, 12/15/18                                 12/08 at 101           N/R             3,571,417

    8,000,000        Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1996A, 6.150%, 7/01/14                                 7/06 at 102            A+              8,864,880

    6,000,000        Intermountain Power Agency (Utah), Power Supply Revenue
                     Refunding Bonds, 1997 Series B, 5.750%, 7/01/19               7/07 at 102            AAA             6,505,080


- ----------------------------------------------------------------------------------------------------------------------------------
                     Virginia - 1.8%

    2,645,000        Suffolk Redevelopment and Housing Authority, Multifamily
                     Housing Revenue Refunding Bonds, Series 1994 (Chase
                     Heritage at Dulles Project), 7.000%, 7/01/24                  7/02 at 104            Baa2            2,942,589

   14,405,000        Upper Occoquan Sewage Authority (Virginia), Regional Sewerage
                     System Revenue Bonds, Series of 1995A, 4.750%, 7/01/29        7/06 at 100            AAA            13,744,531


- ----------------------------------------------------------------------------------------------------------------------------------
                     Washington - 7.7%

    4,705,000        City of Tacoma, Washington, Sewer Revenue Refunding Bonds,
                     1994 Series B, 8.000%, 12/01/08                               No Opt. Call           AAA             6,133,062

    4,500,000        Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13        7/03 at 102            Aa1             4,839,930

    4,845,000        Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1989A, 7.500%, 7/01/15
                     (Pre-refunded to 7/01/99)                                     7/99 at 102            AAA             5,086,620

   23,000,000        Washington Public Power Supply System (Bonneville), Nuclear
                     Project No. 1, Refunding Revenue Bonds, Series 1993C,
                     5.375%, 7/01/15                                               7/03 at 102            Aa1            23,633,190

                     Washington Public Power Supply System, Nuclear Project No. 2,
                     Refunding Revenue Bonds, Series 1992A:
    5,710,000        6.250%, 7/01/12 (Pre-refunded to 7/01/02)                     7/02 at 102            Aa1***          6,297,502
    1,540,000        6.250%, 7/01/12                                               7/02 at 102            Aa1             1,673,486

    6,475,000        Washington Public Power Supply System, Nuclear Project No. 2,
                     Refunding Revenue, Series 1990A, 7.250%, 7/01/06              No Opt. Call           Aa1             7,715,803

   10,000,000        Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09        No Opt. Call           Aa1            12,075,499

    3,700,000        Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18        7/08 at 102            Aa1             3,672,545

- ----------------------------------------------------------------------------------------------------------------------------------
                     Wisconsin - 0.1%

      635,000        Wisconsin Housing and Economic Development Authority, Home
                     Improvement Revenue Bonds, 1992 Series A, 7.000%, 5/01/10
                     (Alternative Minimum Tax)                                     5/02 at 102            A1                672,140
- ----------------------------------------------------------------------------------------------------------------------------------

$ 842,153,502        Total Investments - (cost $845,052,695) - 98.3%                                                    906,909,232
=============        ---------------------------------------------------------------------------------------------------------------

                     Temporary Investments in Short-Term Municipal Securities - 0.2%

$   2,000,000        Geisinger Authority Health System, Variable Rate Demand
=============        Revenue Bonds, Series 1998B, 3.700%, 8/15/28+                                        VMIG-1          2,000,000
                     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.5%                                                                14,094,443
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $ 923,003,675
                     ===============================================================================================================

                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                     **     Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. government or U.S.
                            government agency securities which ensures the
                            timely payment of principal and interest.
                            Securities are normally  considered to
                            be equivalent to AAA rated securities.
                       +    The security has a maturity of more than one year,
                            but has variable rate and demand features which
                            qualify it as a short-term security. The rate
                            disclosed is that currently in effect. This rate
                            changes periodically based on market conditions or
                            a specified market index.
                     N/R    Investment is not rated.
                                See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998


                                                                              Premium Income    Premium Income 2   Premium Income 4
- ----------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,448,475,312       $945,367,447       $906,909,232
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     2,000,000            800,000          2,000,000
 Cash                                                                                 82,256                 --             82,347
 Receivables:
   Interest                                                                       28,864,254         17,112,680         17,102,193
   Investments sold                                                               14,837,228            559,737            580,000
 Other assets                                                                        715,561             18,422             53,732
- ----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,494,974,611        963,858,286        926,727,504
- ----------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                           --                614                 --
 Payable for investments purchased                                                15,434,819                 --                 --
 Accrued expenses:
   Management fees (note 6)                                                          774,443             510,147           491,486
   Other                                                                             306,363             239,347           342,260
 Preferred share dividends payable                                                   174,804             100,994           112,440
 Common share dividends payable                                                    4,528,765           3,167,289         2,777,643
- ----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           21,219,194           4,018,391         3,723,829
- ----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,473,755,417        $959,839,895      $923,003,675
====================================================================================================================================

Preferred shares, at liquidation value                                        $  475,000,000        $300,000,000      $308,400,000
====================================================================================================================================

Preferred shares outstanding                                                          19,000              12,000            12,336
====================================================================================================================================

Common shares outstanding                                                         63,785,431          40,868,247        40,847,681
====================================================================================================================================

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                             $ 15.66            $  16.15          $  15.05
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998

                                                                             Premium Income    Premium Income 2    Premium Income 4
- ----------------------------------------------------------------------------------------------------------------------------------

Investment Income (note 1)                                                    $ 84,351,074         $55,123,603         $51,010,547
- ----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                        9,000,100           5,931,563           5,712,194
 Preferred shares - auction fees                                                 1,187,498             749,998             771,000
 Preferred shares - dividend disbursing agent fees                                  50,001              46,383              70,000
 Shareholders' servicing agent fees and expenses                                   231,194              76,753             114,505
 Custodian's fees and expenses                                                     165,221             121,193             120,757
 Directors' fees and expenses (note 6)                                              13,966               8,792               8,445
 Professional fees                                                                  26,586              21,160              21,225
 Shareholders' reports - printing and mailing expenses                             312,275             214,315             215,337
 Stock exchange listing fees                                                        54,582              35,449              35,511
 Investor relations expense                                                        123,848              74,399              76,291
 Other expenses                                                                     72,035              51,037              45,741
- ----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  11,237,306           7,331,042           7,191,006
- ----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           73,113,768          47,792,561          43,819,541
- ----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
 Net realized gain from investment transactions (notes 1 and 4)                  5,695,107           2,300,084           4,094,161
 Net change in unrealized appreciation or depreciation of investments           22,102,303          16,299,650          12,806,701
- ----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       27,797,410          18,599,734          16,900,862
- ----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $100,911,178         $66,392,295         $60,720,403
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                          Premium Income                    Premium Income 2                   Premium Income 4
- ----------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended        Year Ended        Year Ended       Year Ended        Year Ended     Year Ended
                                    10/31/98          10/31/97          10/31/98         10/31/97          10/31/98       10/31/97
- ----------------------------------------------------------------------------------------------------------------------------------

Operations
 Net investment income           $  73,113,768    $  72,579,397      $ 47,792,561      $ 48,365,729     $ 43,819,541   $ 44,221,844
 Net realized gain from
   investment transactions
   (notes 1 and 4)                   5,695,107        4,421,843         2,300,084         4,884,470        4,094,161      3,879,483
 Net change in unrealized
   appreciation or depreciation
   of investments                   22,102,303       19,245,861        16,299,650        21,383,160       12,806,701     19,479,315
- ----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 100,911,178       96,247,101        66,392,295        74,633,359       60,720,403     67,580,642
- ----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1) From undistributed
  net investment income:
   Common shareholders             (56,136,763)     (59,703,177)      (37,981,891)      (38,015,000)     (33,322,374)   (33,488,322)
   Preferred shareholders          (16,253,788)     (12,807,342)       (9,776,494)      (10,633,759)     (10,741,953)   (10,890,755)
 From accumulated net realized
  gains from investment
  transactions:
   Common shareholders              (3,623,618)      (1,862,537)       (3,704,032)               --               --             --
   Preferred shareholders             (801,154)              --          (896,110)               --               --             --
- ----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (76,815,323)     (74,373,056)      (52,358,527)      (48,648,759)     (44,064,327)   (44,379,077)
- ----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Common shares - net proceeds
   from shares issued to shareholders
   due to reinvestment of distributions     --               --         2,218,879                --          583,436             --
 Preferred shares - net proceeds
   from sale of shares                      --      123,593,750                --                --               --             --
- ----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --      123,593,750         2,218,879                --          583,436             --
- ----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets         24,095,855      145,467,795        16,252,647        25,984,600       17,239,512     23,201,565
 Net assets at beginning
 of year                         1,449,659,562    1,304,191,767       943,587,248       917,602,648      905,764,163    882,562,598
- ----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year       $1,473,755,417   $1,449,659,562      $959,839,895      $943,587,248     $923,003,675   $905,764,163
- ----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
   investment income at end
   of year                      $    1,479,619   $      756,402      $  2,110,492      $  2,076,316     $  1,228,635   $  1,473,421
- ----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Premium Income had outstanding delayed delivery purchase commitments of $15,434,819. There were no such outstanding purchase commitments in either of the other two funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                             Premium      Premium      Premium
                                              Income     Income 2     Income 4
--------------------------------------------------------------------------------

Number of Shares:
   Series M                                    3,800        2,000        2,200
   Series T                                    3,800        3,000        2,000
   Series T2                                      --           --        1,328
   Series W                                    3,800        2,000        1,680
   Series Th                                   3,800        3,000        2,000
   Series F                                    3,800        2,000        1,800
   Series F2                                      --           --        1,328
--------------------------------------------------------------------------------

Total                                         19,000       12,000       12,336
================================================================================


Effective August 12, 1997, the terms of Premium Income's preferred stock were amended, whereby the Fund's preferred shares were converted from Remarketed Preferred (dividend rates established primarily every 28 days by a remarketing process) to MuniPreferred (dividend rates established every seven days by a "Dutch auction" process), as approved by shareholders on August 6, 1997. In addition, the Fund issued an additional 5,000 preferred shares, comprising 1,000 shares each of Series M, T, W, Th and F between September 30, 1997 and October 6, 1997.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                                             Premium Income           Premium Income 2
- -------------------------------------------------------------------------------------------------------------------

                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/98     10/31/97     10/31/98      10/31/97
- -------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                      --           --      137,128           --
=====================================================================================================================


                                                                                      Premium Income 4
- -------------------------------------------------------------------------------------------------------------------

                                                                                  Year Ended    Year Ended
                                                                                   10/31/98      10/31/97
- -------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                                            39,216           --
- -------------------------------------------------------------------------------------------------------------------


Premium Income issued 5,000 additional preferred shares, comprising 1,000 shares of each M, T, W, Th and F, during the fiscal year ended
October 31, 1997.

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                              Premium      Premium      Premium
                                               Income     Income 2     Income 4
- --------------------------------------------------------------------------------

Dividend per share                            $.0710       $.0775       $.0680
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
- ------------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                             $290,272,414  $80,762,778 $211,191,134
   Temporary municipal investments                                  216,380,000   39,500,000  133,450,000
Sales and Maturities:
   Investments in municipal securities                              274,000,685   64,982,754  188,925,826
   Temporary municipal investments                                  242,380,000   54,500,000  131,450,000
==============================================================================================================


At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, Premium Income 4 had unused capital loss carryforwards of $13,256,518 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $8,044,841 of the carryforwards will expire in the year 2002 and $5,211,677 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                          Premium      Premium      Premium
                                           Income     Income 2     Income 4
- ------------------------------------------------------------------------------

Gross unrealized:
   appreciation                         $89,049,157  $87,820,980  $61,908,128
   depreciation                            (47,099)     (58,439)     (51,591)
- ------------------------------------------------------------------------------
Net unrealized appreciation            $89,002,058   $87,762,541  $61,856,537
================================================================================


6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                            Management Fee
--------------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1998, net assets consisted of:

                                                                                  Premium        Premium      Premium
                                                                                   Income        Income 2     Income 4
- ----------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share, at liquidation value     $  475,000,000    $300,000,000     $308,400,000
Common shares, $.01 par value per share                                           637,854         408,682          408,477
Paid-in surplus                                                               901,946,522     567,631,874      564,371,822
Balance of undistributed net investment income                                  1,479,619       2,110,492        1,228,635
Accumulated net realized gain (loss) from investment transactions               5,689,364       1,926,306     (13,261,796)
Net unrealized appreciation of investments                                     89,002,058      87,762,541       61,856,537
- ----------------------------------------------------------------------------------------------------------------------------

Net assets                                                                 $1,473,755,417    $959,839,895     $923,003,675
==============================================================================================================================

Authorized shares:
   Common                                                                     200,000,000     200,000,000      200,000,000
   Preferred                                                                    1,000,000       1,000,000        1,000,000
=============================================================================================================================


8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
- ---------------------------------------------------------------------------------------------------------------------------

Education and Civic Organizations                                           5%            2%          4%
Financials                                                                  3            --          --
Health Care                                                                 8             7          17
Housing/Multifamily                                                        --             8           8
Housing/Single Family                                                      12            12           7
Tax Obligation/General                                                     13            16          10
Tax Obligation/Limited                                                     13             9           7
Transportation                                                              8             8           7
U.S. Guaranteed                                                            12            26          15
Utilities                                                                  21             8          17
Water and Sewer                                                             4             3           7
Other                                                                       1             1           1
- ---------------------------------------------------------------------------------------------------------------------------

                                                                            100%         100%         100%
=============================================================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (53% for Premium Income, 46% for Premium Income 2 and 43% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                            Financial Highlights

                            Selected data for a Common share outstanding throughout each period is as follows:





                                          Investment Operations
--------------------------------------------------------------------------------


                                                Net Realized/
                      Beginning          Net       Unrealized
                     Net Asset     Investment      Investment
                           Value       Income     Gain (Loss)     Total

--------------------------------------------------------------------------------

Premium Income

Year Ended 10/31:
    1998                 $15.28        $1.15        $  .43        $1.58
    1997                  14.96         1.14           .37         1.51
    1996                  15.11         1.16         (.09)         1.07
    1995                  14.14         1.24          1.01         2.25
    1994                  16.30         1.26        (2.02)**      (.76)

Premium Income 2

Year Ended 10/31:
    1998                  15.80         1.17           .46         1.63
    1997                  15.16         1.18           .65         1.83
    1996                  14.89         1.19           .27         1.46
    1995                  13.03         1.20          1.88         3.08
    1994                  15.60         1.18         (2.53)      (1.35)

Premium Income 4

Year Ended 10/31:
    1998                  14.64         1.07           .42        1.49
    1997                  14.07         1.08           .58        1.66
    1996                  13.87         1.10           .19        1.29
    1995                  12.09         1.10          1.81        2.91
    1994                  14.87         1.07        (2.76)       (1.69)
================================================================================


                  Less Distributions
--------------------------------------------------------------------------------

                  Net           Net
           Investment    Investment         Capital         Capital
               Income        Income           Gains           Gains
            To Common  To Preferred       To Common    To Preferred
         Shareholders  Shareholders+   Shareholders   Shareholders+    Total

--------------------------------------------------------------------------------


Premium Income

Year Ended 10/31:
 1998        $  (.88)        $(.25)        $(.06)          $(.01)      $(1.20)
 1997           (.94)         (.20)         (.03)             --        (1.17)
 1996           (.97)         (.20)         (.05)             --        (1.22)
 1995          (1.06)         (.22)           --              --        (1.28)
 1994          (1.17)         (.16)         (.07)             --        (1.40)


Premium Income 2

Year Ended 10/31:
1998           (.93)          (.24)         (.09)          (.02)         (1.28)
1997           (.93)          (.26)           --             --          (1.19)
1996           (.93)          (.26)           --             --          (1.19)
1995           (.92)          (.30)           --             --          (1.22)
1994           (.94)          (.24)         (.03)          (.01)         (1.22)


 Premium Income 4

Year Ended 10/31:

1998           (.82)         (.26)            --             --          (1.08)
1997           (.82)         (.27)            --             --          (1.09)
1996           (.82)         (.27)            --             --          (1.09)
1995           (.84)         (.29)            --             --          (1.13)
1994           (.84)         (.20)          (.03)          (.01)         (1.08)
- --------------------------------------------------------------------------------



 -------------------------------------------------------------------------------

                                                       Total Returns


  Organization and
Offering Costs and
   Preferred Share          Ending
      Underwriting         Net Asset        Ending      Based on    Based on Net
         Discounts            Value   Market Value  Market Value*   Asset Value*

--------------------------------------------------------------------------------



Premium Income
Year Ended 10/31:

1998       $ --        $15.66             $15.1875        10.60%          8.86%
1997       (.02)        15.28              14.6250         7.81           8.89
1996         --         14.96              14.5000         8.24           5.92
1995         --         15.11              14.3750        16.88          14.84
1994         --         14.14              13.2500       (19.13)         (5.88)



Premium Income 2
Year Ended 10/31:
1998         --         16.15              16.8750        15.98           8.93
1997         --         15.80              15.5000        16.76          10.72
1996         --         15.16              14.1250        14.94           8.28
1995         --         14.89              13.1250        24.22          22.06
1994         --         13.03              11.3750       (17.76)        (10.64)



Premium Income 4
Year Ended 10/31:
1998         --         15.05              14.8125        14.54           8.58
1997         --         14.64              13.6875        14.70          10.20
1996         --         14.07              12.6880        11.57           7.53
1995         --         13.87              12.1250        21.32          22.41
1994       (.01)        12.09              10.7500       (19.12)        (13.29)

-------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data


                                                        Ratio of Net
                                              Ratio of    Investment
                                  Ending   Expenses to     Income to   Portfolio
                              Net Assets       Average      Average     Turnover
                                    (000) Net Assets++  Net Assets++       Rate
--------------------------------------------------------------------------------

 Premium Income
Year Ended 10/31:

1998                          $1,473,755      .77%          5.00%         19%
1997                           1,449,660      .76           5.51          10
1996                           1,304,192      .75           5.67          16
1995                           1,313,673      .76           6.13          12
1994                           1,252,208      .77           6.08          15



 Premium Income 2
Year Ended 10/31:
1998                             959,840      .77           5.03           7
1997                             943,587      .77           5.23          19
1996                             917,603      .77           5.34          24
1995                             906,547      .77           5.60          27
1994                             830,600      .76           5.41          26



 Premium Income 4
Year Ended 10/31:
1998                             923,004      .79           4.79          21
1997                             905,764      .79           4.98          26
1996                             882,563      .79           5.11          20
1995                             874,337      .80           5.35          32
1994                             801,617      .88           5.15          47


* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
    Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
    Total returns are not annualized.
** Includes $(.19) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.
+   The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio
Can Make You a Successful Investor
Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations Photo of:
John Nuveen, Sr.

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



1898 - 1998

NUVEEN

OUR SECOND CENTURY

helping investors sustain the wealth of a lifetime(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286
www.nuveen.com



                                                                     FAN-5-10-98

NUVEEN Exchange-Traded Funds

November 30, 1998

           Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: People reading

Highlights
As of November 30, 1998


Credit Quality                    Performance Highlights
================================================================================
Nuveen Connecticut Premium Income Municipal Fund (NTC)
                                   o One-year taxable-equivalent total return on
                                     share price of 15.7% for investors in the combined 34.1% federal and state income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average for the one-year period
                                   o Stable tax-free dividend for 16 months

PIE CHART:
AAA/U.S. Guaranteed                69%
AA                                 18%
A                                   2%
BBB/NR                             11%


Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                                   o One-year taxable-equivalent total return on
                                     share price of 14.77% for investors in the
                                     combined 39.3% federal and state income tax
                                     bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Stable tax-free dividend for 22 months
PIE CHART:
AAA/U.S. Guaranteed                62%
AA                                 16%
A                                  18%
BBB/NR                              4%


Nuveen Missouri Premium Income Municipal Fund (NOM)
                                   o One-year taxable-equivalent total return on
                                     share price of 18.10% for investors in the combined 35.1% federal and state income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and paralleled the Lipper Peer
                                     Group average for the one-year period
                                   o Increased its dividend in August, after
                                     posting 12 consecutive months of stable
                                     income

PIE CHART:
AAA/U.S. Guaranteed                78%
AA                                 12%
A                                   6%
BBB/NR                              4%


Nuveen Washington Premium Income Municipal Fund (NPW)
                                   o One-year taxable-equivalent total return
                                     on share price of 17.86% for investors in
                                     the 31% federal income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Increased its dividend in August, after
                                     posting 21 consecutive months of stable
                                     income
PIE CHART:
AAA/U.S. Guaranteed                67%
AA                                 27%
A                                   3%
BBB/NR                              3%


Contents
 1 Dear Shareholder
 4 NTC Commentary and Overview
 6 NMT Commentary and Overview
 8 NOM Commentary and Overview
10 NPW Commentary and Overview
12 Portfolio of Investments
23 Statement of Net Assets
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Notes to Financial Statements
30 Financial Highlights
32 Building Better Portfolios
33 Fund Information

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered here have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market in fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to increases in share price. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.

The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment statistics, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.

Graphic of: Bond Buyer 40 Chart

Municipal Bonds:  A Compelling Value
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has been as high as 104%. For investors, this means that quality long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

The steep decline in Treasury yields during the past year was due to several factors, including the strong interest in these investments by international investors. As the financial turmoil in Asia spread to economies worldwide and the dol lar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. Compounding this situation was the shortage of Treasury issues brought about by the federal budget surplus, which reversed the multi-billion dollar deficits of the past few years and reduced the federal government's need to issue bonds. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first 11 months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total municipal issuance, this put 1998 on pace as the second largest year on record.

In addition, the continued strength of the U.S. economy produced improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, issues upgraded by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), a group of managers who are experts in their particular areas of the market, to provide time-tested experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your finan cial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a well respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager."

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Portfolio Manager's Comments
Portfolio manager Dan Solender reviews the municipal market, fund performance, and key investment strategies for the Connecticut fund. A six-year veteran of Nuveen, Dan has 11 years of investment experience. He has managed NTC since its inception in May 1993.

WHERE DID CONNECTICUT RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Connecticut, the wealthiest state in the country, was a relatively quiet participant in the municipal market, ranking 22nd in issuance for the year ended November 30, 1998. There has been a shortage of issuers, which makes it difficult for individual investors to buy single bonds. Nuveen is one of the largest municipal bond investors in Connecticut and is able to buy big blocks of bonds when they are issued. This underscores the importance of our brand name in a competitive marketplace. Connecticut generally sees flurries of trading activity as opposed to a steady marketplace. New deals are often the catalyst for these flurries. As investors raise funds to pay for new purchases, other bonds may have to be sold, which then spurs interest in the secondary market.

Compared to prior years, Connecticut's economy has per formed well and been more in line with the national economy. Though its economic performance is expected to taper off slight ly in 1999 due to labor shortages, slower population increases, and slower national growth, Connecticut is still expected to experience moderate growth. The state's economy continued to diversify away from manufacturing and defense-related industries into a more service oriented economy, with a focus on the financial services sector, healthcare, and pharmaceuticals. Gaming has become the state's largest growth industry.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Connecticut Premium Income Municipal Fund (NTC) produced a total return on net asset value of 9.48%, providing a taxable-equivalent total return of 12.46% for investors in the combined 34.1% federal and state income tax bracket. The total return com pares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%, ranking third among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NTC had a leverage-adjusted duration(3) of
9.30 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.


HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protec tion helped support NTC's dividend and protect the income of this fund from erosion. As of November 30, 1998, NTC had provided shareholders with 16 consecutive months of steady income. NTC also offered a competitive mar ket yield of 4.87%, equivalent to a taxable yield of 7.39% for investors in the combined 34.1% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices, further widening the spread between NTC's share price and its net asset value. As of November 30, 1998, NTC was trading at a premium of 11.02% to its net asset value and also had a one-year total return on its share price of 12.93%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
The largest issuers in Connecticut are the state itself (general tax obligation bonds) and the state housing finance authority. The heavier supply of new issues in these two sectors made it challenging to find other types of issues to keep the fund well-diversified. One area where we did find opportunities to add value was the education sector, which represented 22% of the fund's investments, as of November 30, 1998. A number of small issues in the $10-50 million range enabled us to be selective and focus on bonds offering the best characteristics, such as those issued by Sacred Heart University and Fairfield University. We continued to hold the healthcare issues we purchased several years ago, which made up an additional 20% of the fund.

We believe NTC is currently well-positioned in terms of duration, diversification by credit and sector, and call protection. Over the past year, we worked to further improve call protection by taking advantage of a situation where we were able to purchase bonds with 10 years of call protection for the price of a bond with five years of protection. Given the tight credit spreads in the current market, we continued to focus on high quality issues, with 69% of the portfolio's holdings invested in bonds rated AAA.


WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for NTC, we will continue to watch the new issuance market for value, taking advantage of the buying opportunities that arise as issues come to market. This is an area where Nuveen's exceptional access to new deals and our expertise as an experienced investment manager knowledgeable about the unique aspects of the Connecticut municipal market can result in added value for our investors. Our goals for the coming year are to continue taking advantage of opportunities to add yield, extend call protection if we can do so inexpensively, and keep the fund well-diversified.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing aware ness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NTC
Portfolio Statistics
==================================================
Inception Date                                5/93
--------------------------------------------------
Share Price                                $16 3/8
--------------------------------------------------
Net Asset Value Per Share                   $14.75
--------------------------------------------------
Market Yield                                 4.87%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.06%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.39%
--------------------------------------------------
Fund Net Assets ($000)                    $114,898
--------------------------------------------------
Average Effective Maturity (Years)           18.67
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.30
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        12.93%         9.48%
--------------------------------------------------
3-Year                        12.83%         8.32%
--------------------------------------------------
5-Year                         7.69%         7.28%
--------------------------------------------------
Since Inception                7.08%         6.51%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.70%        12.46%
--------------------------------------------------
3-Year                        15.75%        11.28%
--------------------------------------------------
5-Year                        10.66%        10.35%
--------------------------------------------------
Since Inception                9.91%         9.43%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Education and Civic Organizations              22%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.0665
1/98                  0.0665
2/98                  0.0665
3/98                  0.0665
4/98                  0.0665
5/98                  0.0665
6/98                  0.0665
7/98                  0.0665
8/98                  0.0665
9/98                  0.0665
10/98                 0.0665
11/98                 0.0665


Line Chart:
Share Price Performance
12/5/97        15.563
               14.938
               14.75
               14.875
               15
               15.5
               15.625
               15.875
               15.875
               15.938
               15.938
               15.688
               16
               16.188
               16.063
               16.125
               15.688
               15.625
               15.625
               15.438
               15.25
               15.438
               15
               15.375
               15.5
               15.875
               16.125
               16.125
               15.688
               15.938
               16.313
               15.625
               15.875
               15.875
               15.813
               15.875
               16
               15.875
               15.938
               15.813
               15.938
               16.063
               16.875
               16.875
               16.75
               16.5
               16.63
               16.69
               16.38
               16.31
11/30/98       16.375
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Portfolio Manager's Comments
Portfolio manager Tom Futrell discusses the municipal market, fund performance, and key investment strategies for the Massachusetts fund. Tom assumed management responsibility for NMT on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A 15-year veteran of Nuveen, Tom manages a range of national and state municipal bond funds.


WHERE DID MASSACHUSETTS RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Continued growth has benefited the Massachusetts economy, and credit quality in the state remains very strong. During the first 11 months of 1998, Massachusetts saw an extremely good supply of new municipal issuance compared with the same period last year. As of the end of November, the state ranked seventh in the nation in new issue volume, and total issuance was up 23.8% com pared to November 30, 1997. Most of this issuance was high credit quality and insured paper from issuers in the education and health care sectors, such as the Massachusetts Health and Educational Facilities Authority. Increased supply was met by good demand, especially from retail investors.

Massachusetts, long known as a high tax state, is starting to lose that reputation, with a series of tax cuts in recent years easing the tax burden of its residents. Starting in January of 1999, the tax on investment income will be lowered from 12% to 5.95%, and a reduction in personal income tax rates is also being considered.

Massachusetts continues to be a knowledge-based economy, flourishing because of the growth in high-tech and financial services sectors. This growth is expected to taper off slightly in 1999, led by a reduction in manufacturing. However, the state is still expected to experience moderate growth. The service sector continued to perform well and has been the state's most important source of recent economic growth.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Massachusetts Premium Income Municipal Fund (NMT) produced a total return on net asset value of 9.41%, providing a taxable-equivalent total return of 13.26% for investors in the combined 39.3% federal and state income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%, ranking fourth among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NMT had a leverage-adjusted duration(3) of
9.64 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.


HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NMT's dividend and protect the income of this fund from erosion. As of November 30, 1998, NMT had provided shareholders with 22 consecutive months of steady income and a competitive market yield of 5.11%, equivalent to a taxable yield of 8.42% for investors in the combined 39.3% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices. As of November 30, 1998, NMT was trading at a premium of 9.47% to its net asset value and also had a one-year total return on its share price of 11.19%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
NMT is a well-structured portfolio offering high credit quality (78% of holdings rated AAA and AA), good call protection, and a stable dividend. Over the past year, heavy issuance in the Massachusetts market provided us with a number of opportunities to purchase bonds that further enhanced the fund's structure. Given Massachusetts' high concentration of colleges, universities, and secondary schools and leadership in healthcare-related issues, much of the new issuance came from the education and healthcare sectors. As of November 30, 1998, 40% of the portfolio was invested in these two sectors.

Over the year, we focused on purchasing securities with longer durations in order to improve the fund's total return prospects in the current market environment. We also sold securities that were not supporting the objectives of the fund and purchased bonds that we believe will do so, including insured and investment-grade bonds in attractive sectors that were inexpensively priced. We also bought a small amount of discount bonds to pick up additional yield.

With spreads between high quality bonds (AAA rated) and low rated, investment grade bonds (at least BBB rated) remaining rela tively narrow, it was difficult to find a boost in incremental yield that would have compensated us for buying lower-rated bonds. Consequently, we continued to focus on higher-quality credits. The tight credit spreads also restricted our purchase of Massachusetts housing bonds. Since these bonds can provide attractive income, we continue to watch new issuance for opportunities to buy in this sector. One such recent addition to the portfolio was an FHA-insured Boston multi-family housing issue that provided an above-market yield as well as good volatility characteristics for a lever aged fund. The ability to find bonds such as these illustrates how Nuveen's expertise and close relationships with regional firms help us select the investments that reward shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Achieving the fund's primary objective of providing current income exempt from federal and state income taxes is our main goal. We will also focus on accomplishing the second objective, which is to enhance the fund portfolio's value by seeking out bonds that our investment advisers feel are undervalued by the market. To help us accomplish this goal, we will continue monitoring the new issuance market in Massachusetts for value, taking advantage of any attractive buy opportunities that arise. Finding bonds such as these is an area where Nuveen's expertise - as an experienced invest ment manager knowledgeable about the unique aspects of the Massachusetts municipal market can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent munici pal-to-Treasury ratio Tim mentioned in his shareholder letter, com bined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NMT

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                               $16 9/16
--------------------------------------------------
Net Asset Value Per Share                   $15.13
--------------------------------------------------
Market Yield                                 5.11%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.41%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.42%
--------------------------------------------------
Fund Net Assets ($000)                    $104,113
--------------------------------------------------
Average Effective Maturity (Years)           17.53
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.64
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        11.19%         9.41%
--------------------------------------------------
3-Year                        13.20%         8.13%
--------------------------------------------------
5-Year                        10.95%         7.66%
--------------------------------------------------
Since Inception                7.48%         7.12%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        14.77%        13.26%
--------------------------------------------------
3-Year                        17.06%        11.99%
--------------------------------------------------
5-Year                        14.94%        11.62%
--------------------------------------------------
Since Inception               11.21%        10.90%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Education and Civic Organizations              22%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Health Care                                    18%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 39.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 39.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.0705
1/98                  0.0705
2/98                  0.0705
3/98                  0.0705
4/98                  0.0705
5/98                  0.0705
6/98                  0.0705
7/98                  0.0705
8/98                  0.0705
9/98                  0.0705
10/98                 0.0705
11/98                 0.0705

Line Chart:
Share Price Performance
12/5/97        15.563
               15.5
               15.75
               15.938
               16.125
               16.375
               16.688
               16.25
               16.188
               16.625
               16.563
               16.25
               16.25
               16.625
               16.5
               16.563
               16.313
               16.313
               16
               15.938
               16.125
               16.25
               16.063
               16.375
               16.438
               16.375
               16.375
               16.625
               16.25
               16.875
               16.688
               16.625
               16.313
               16.375
               16.5
               16.375
               16.563
               16.688
               16.75
               16.438
               16.563
               16.75
               17.5
               16.875
               16.75
               16.75
               16.69
               16.88
               16.56
               16.44
11/30/98       16.5625
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Missouri Premium Income Municipal Fund (NOM)
Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the municipal market, fund performance, and key investment strategies for the Missouri fund. Mike assumed management responsibility for the fund on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Mike has 15 years of investment experience and manages a range of state municipal bond funds for Nuveen.


WHERE DID MISSOURI RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
In response to low interest rates and Missouri's continued population growth, the state's municipal bond issuance increased almost 85% over 1997 levels, which ranked the state 19th in the nation, as of November 30, 1998. Supply is expected to remain strong over the next few years due to the continuing need for infrastructure financing and increased school spending. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, Standard & Poor's, and Fitch, respectively.

Missouri maintained a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. Population in Missouri has increased approximately 5.6% from 1990. The state's unemployment rate has steadily declined from a high of 6.7% in 1991. It was 3.7% in November 1998, compared to the national average of 4.4%.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Missouri Premium Income Municipal Fund (NOM) produced a total return on net asset value of 8.73%, providing a taxable-equivalent total return of 11.65% for investors in the combined 35.1% federal and state income tax bracket. The fund's total return outperformed the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76% and compared favorably with the relevant Lipper Peer Group(2) average return of 8.86%.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NOM had a leverage-adjusted duration(3) of
9.55 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, excellent call protection helped support NOM's dividend and protect the income of this fund from erosion. In addition, good dividend management strategies allowed us to increase the dividend, effective August 1998. As of November 30, 1998, the fund offered a competitive market yield of 4.92%, equivalent to a taxable yield of 7.58% for investors in the combined 35.1% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased NOM's share price, eliminating the slight discount of a year ago. As of November 30, 1998, NOM was trading at a premium of 4.95% to its net asset value and also had a one-year total return on its share price of 15.15%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
As of November 30, 1998, one of NOM's largest sector weight ings, representing 17% of the fund's holdings, was in general tax obligation bonds, the top-performing sector over the past six months. One of the reasons behind the sector's excellent performance has been the recent economic environment, which has boosted tax receipts and credit quality in general, as the budgets of municipalities and school districts continue to improve. Over the past year, escrowed securities - that is, bonds that were prerefunded as interest rates fell also performed well. Among these bonds in NOM's portfolio are those issued by the Missouri Health and Educational Facilities Authority for Barnes-Jewish Christian Health System. Recently, some lower-rated credits became more attractive and were added to the portfolio. An example of this is the Industrial Development Authority of St. Charles County, Missouri, for Ashwood Apartments, a multi-family apartment project, maturing in 2030, which provided attractive yields for the fund.

NOM is noteworthy for its excellent call protection, with no scheduled calls over the next 12 months and only 3% of fund scheduled to be called in the year 2000. Overall, the credit quality of the fund is high, with 78% of the portfolio invested in bonds rated AAA.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Going forward, we will continue to examine the call structure of the portfolio. With a tight municipal supply relative to retail demand in Missouri, we will look to take advantage of the most attractive new issues that do come to market. This would allow us to sell bonds with short call provisions at good prices for the portfolio and reinvest the proceeds in well-structured new issues. Working with our research analysts gives us the ability to select lower-rated, investment grade bonds at attractive prices, if they are available, as a way to increase the incremental yield of the fund. Selecting the bonds that will help the fund meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Missouri municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio Tim mentioned in his shareholder letter, com bined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NOM

Portfolio Statistics
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                $15 3/8
--------------------------------------------------
Net Asset Value Per Share                   $14.65
--------------------------------------------------
Market Yield                                 4.92%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.13%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.58%
--------------------------------------------------
Fund Net Assets ($000)                     $47,456
--------------------------------------------------
Average Effective Maturity (Years)           16.35
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.55
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.15%         8.73%
--------------------------------------------------
3-Year                        15.84%         7.44%
--------------------------------------------------
5-Year                         7.83%         6.90%
--------------------------------------------------
Since Inception                5.87%         6.07%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        18.10%        11.65%
--------------------------------------------------
3-Year                        19.02%        10.33%
--------------------------------------------------
5-Year                        11.04%         9.91%
--------------------------------------------------
Since Inception                8.90%         8.95%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

Tax Obligation (General)                       17%
--------------------------------------------------
Tax Obligation (Limited)                       17%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Health Care                                    10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.062
1/98                  0.062
2/98                  0.062
3/98                  0.062
4/98                  0.062
5/98                  0.062
6/98                  0.062
7/98                  0.062
8/98                  0.063
9/98                  0.063
10/98                 0.063
11/98                 0.063

Line Chart:
Share Price Performance
12/5/97         14.063
                14.125
                14.063
                14.188
                14.063
                14.5
                14.563
                14.25
                14.25
                14.938
                14.875
                14.875
                14.938
                15
                14.5
                14.813
                14.625
                14.625
                14.563
                14.438
                14.375
                14.25
                14.25
                14.125
                14.188
                14.75
                14.25
                14.375
                14.25
                14.5
                14.25
                14.75
                14.75
                14.688
                14.625
                14.75
                14.75
                14.625
                14.688
                15
                15
                15.063
                15.125
                15.25
                15.375
                15.13
                15.06
                15.5
                15.19
                15.38
11/30/98        15.375
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Washington Premium Income Municipal Fund (NPW)
Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the municipal market, fund performance, and key investment strategies for the Washington state fund. Mike assumed management responsibility for NPW on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Mike has 15 years of investment experience and manages a range of state municipal bond funds for Nuveen.


WHERE DID WASHINGTON RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Washington saw an increase in municipal supply of 12.9% over 1997's figure, which ranked the state 11th in the nation in terms of total municipal issuance for the 11 months ended November 30, 1998. Its total issuance for that period was $5.8 billion.

Unemployment in the state, as of November 30, 1998, was 4.7%, compared to the national level of 4.4%. The state's economic diversification has seen a shift in its sector allocations. Boeing, a leader in aerospace technology and based in Seattle, once accounted for nearly 10% of total state employment. As of December 11, 1998, that number had been reduced to 3.5%. Furthermore, Boeing is expected to cut its workforce by 48,000 people over the next two years. However, the slack caused by these layoffs is expected to be picked up by available jobs in other sectors, such as construction, retail trade, and services industries. The growth in the construction industry is of particular interest, due to its previous six year slump.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12 month period ended November 30, 1998, the Nuveen Washington Premium Income Municipal Fund (NPW) produced a total return on net asset value of 9.01%, providing a taxable-equivalent total return of 11.39% for investors in the 31% federal income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NPW had a leverage-adjusted duration(3) of
9.45 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NPW's dividend and protect the income of this fund from erosion. In addition, good dividend management strategies allowed us to increase the dividend effective August 1998. As of November 30, 1998, the fund offered a competitive market yield of 5.24%, equivalent to a taxable yield of 7.59% for investors in the 31% federal income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices. At the same time, strong bond market performance boosted NPW's net asset value, narrowing the spread between the fund's share price and net asset value by almost 500 basis points. As of November 30, 1998, NPW was trading at a discount of 2.90% to its net asset value and also had a one-year total return on its share price of 15.27%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
As of November 30, 1998, NPW's largest sector - representing 21% of its holdings
- was general tax obligation bonds, which was also the top-performing sector over the past six months. One of the reasons this sector has performed so well is the strong economic environment, which has boosted tax receipts and credit quality in general, as the budgets of municipalities and school districts continue to improve. Overall, the credit quality of the fund is high, with 67% invested in bonds rated AAA. With the tight credit spreads between higher-rated
(AAA) and lower-rated, investment grade bonds (at least BBB rated) of the past year, we maintained our heavy weighting in the AAA sector, while watching for opportunities in lower or non-rated bonds that would allow us to pick up additional yield for the fund. One example of this was our purchase of bonds issued by the Spokane Parking Revenue Facility Downtown Development Authority for the River Park Square project. These BBB/non-rated bonds, which mature in 2019, enabled us to add incremental yield to the fund.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Going forward, we will continue to examine the call structure of the portfolio. We will also look to take advantage of the most attractive new issues that come to market. This would allow us to sell bonds with short call provisions at good prices for the portfolio and reinvest the proceeds in well-structured new issues. Working with our research analysts gives us the ability to select lower-rated, investment grade bonds at attractive prices, if they are available, as a way to increase the incremental yield of the fund. Selecting the bonds that will help the fund meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Washington state municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Washington Premium Income Municipal Fund
Performance Overview
As of November 30, 1998
NPW

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                $14 7/8
--------------------------------------------------
Net Asset Value Per Share                   $15.32
--------------------------------------------------
Market Yield                                 5.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.59%
--------------------------------------------------
Fund Net Assets ($000)                     $52,547
--------------------------------------------------
Average Effective Maturity (Years)           17.95
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.45
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.27%         9.01%
--------------------------------------------------
3-Year                        13.40%         8.06%
--------------------------------------------------
5-Year                         7.47%         6.97%
--------------------------------------------------
Since Inception                5.72%         7.01%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        17.86%        11.39%
--------------------------------------------------
3-Year                        16.12%        10.47%
--------------------------------------------------
5-Year                        10.26%         9.53%
--------------------------------------------------
Since Inception                8.35%         9.47%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Tax Obligation (General)                       21%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.063
1/98                  0.063
2/98                  0.063
3/98                  0.063
4/98                  0.063
5/98                  0.063
6/98                  0.063
7/98                  0.063
8/98                  0.065
9/98                  0.065
10/98                 0.065
12/98                 0.065

Line Chart:
Share Price Performance
12/5/97        13.875
               13.938
               13.688
               13.563
               13.75
               14.625
               14.063
               14
               14
               14.375
               14.125
               13.688
               13.875
               13.938
               14.125
               13.75
               13.75
               13.625
               13.5
               13.813
               13.5
               13.5
               13.5
               13.5
               13.625
               13.625
               13.563
               13.563
               13.688
               13.875
               13.813
               13.938
               13.75
               13.625
               14.125
               14.063
               14
               14.25
               14.188
               14.125
               14.25
               14.25
               14.5
               14.375
               14.25
               14.44
               14.44
               14.31
               14.75
               14.88
11/30/98       14.875

Weekly Closing Price
Past performance is not predictive of future results.

                          Portfolio of Investments
                          Nuveen Connecticut Premium Income Municipal Fund (NTC) November 30, 1998
                          (Unaudited)

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 18.0%

$   4,450,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23         7/03 at 103        BBB-       $4,587,372

                Connecticut Higher Education Supplemental Loan Authority,
                 Revenue Bonds (Family Education Loan Program), 1996 Series A:
    1,570,000    5.800%, 11/15/14 (Alternative Minimum Tax)                                11/06 at 102         AAA        1,691,031
      995,000    5.875%, 11/15/17 (Alternative Minimum Tax)                                11/06 at 102         AAA        1,030,621

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26            7/06 at 102         AAA        2,170,500

    2,040,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16                                                            7/06 at 102         AAA        2,143,387

    2,250,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Fairfield University Issue, Series H, 5.000%, 7/01/23       7/08 at 102         AAA        2,252,835

    2,920,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Connecticut College Issue, Series C-1, 5.500%, 7/01/20      7/07 at 102         AAA        3,101,682

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds, 1998 Series A,
                 4.750%, 11/15/27                                                          11/08 at 101         AAA        3,690,480


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 19.5%

    1,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Newington Childrens Hospital, Series A, 6.050%, 7/01/10     7/04 at 102         AAA        1,103,910

    1,500,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Lawrence and Memorial Hospital Issue, Series D,
                 5.000%, 7/01/22                                                            7/03 at 102         AAA        1,476,450

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Hospital of Saint Raphael Issue, Series H,
                 5.200%, 7/01/08                                                           No Opt. Call         AAA        2,157,240

    2,725,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22                                                  7/02 at 102         AAA        2,967,253

    2,200,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26       7/06 at 102         AAA        2,254,538

    4,160,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series H, 5.625%, 7/01/16    7/06 at 102         AAA        4,435,850

    1,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27                                                            7/07 at 102         AAA        1,073,360

    3,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27                                                            7/07 at 101         Aaa        2,986,470

    2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities Revenue
                 Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)                                                  7/05 at 102         AAA        2,338,880

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                 Control Facilities Financing Authority, Hospital Revenue Refunding Bonds,
                 1995 Series A (FHA Insured Mortgage Pila-Hospital Project),
                 6.125%, 8/01/25                                                        8/05 at 101 1/2         AAA        1,660,740


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.9%

    3,000,000   Housing Authority of the City of Waterbury (Connecticut), Mortgage Refunding
                 Revenue Bonds, Series 1998C (FHA Insured Mortgage Loan - Waterbury
                 NSA-II Section 8 Assisted Project), 5.450%, 7/01/23                        1/02 at 100         AAA        3,032,040

    1,360,000   Waterbury Nonprofit Housing Corporation, Connecticut Taxable Mortgage
                 Revenue Refunding Bonds (FHA Insured Mortgage Loan - Fairmont Height
                 Section 8 Assisted Project), Series 1993A, 6.500%, 7/01/07                 7/02 at 101         AAA        1,459,280

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   1,930,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue
                 Bonds, Series 1995A (GNMA Collateralized Mortgage Loan - Village Heights
                 Apartments Project), 8.000%, 10/20/30                                     10/05 at 105         AAA       $2,233,222


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
                 Series B, 6.200%, 5/15/12                                                  5/03 at 102          AA        3,392,234

    2,445,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program
                 Bonds, 1996 Subseries E-2, 6.150%, 11/15/27 (Alternative Minimum Tax)     11/06 at 102          AA        2,627,642


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 6.1%

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                 Inc. Project, 7.125%, 11/01/24                                            11/04 at 102         AA-        2,316,100

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 Nursing Home Program Issue, Series 1993, Mansfield Center for Nursing and
                 Rehabilitation Project, 5.875%, 11/01/12                                  11/03 at 102         AAA        2,190,800

                Connecticut Development Authority, Health Facility Refunding Revenue Bonds,
                Alzheimers Resource Center of Connecticut, Inc. Project, Series 1994:
    1,300,000    6.875%, 8/15/04                                                           No Opt. Call         N/R        1,391,533
    1,000,000    7.000%, 8/15/09                                                            8/04 at 102         N/R        1,085,560


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.2%

    1,750,000   State of Connecticut, General Obligation Bonds, 1993 Series D,
                 5.100%, 8/01/11                                                        8/03 at 101 1/2          AA        1,820,543

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,
                 6.000%, 3/15/12                                                           No Opt. Call          AA        2,309,460

    1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A, Issued By
                 Connecticut Development Authority, 6.375%, 10/15/14                       10/04 at 102         AA-        1,859,501

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998
                 (General Obligation Bonds), 4.875%, 7/01/23                                7/08 at 101         AAA        3,480,015


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 4.8%

    1,900,000   Capitol Region Education Council (Connecticut), 6.700%, 10/15/10           10/05 at 102         BBB        2,073,945

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10                  No Opt. Call         AA-        2,154,006

    1,250,000   City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept
                 Refunding Bonds, 1993 Issue, 5.375%, 4/15/08                               4/03 at 102         AAA        1,324,013


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.4%

    3,000,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley International
                 Airport, Series 1992, 7.650%, 10/01/12                                    10/04 at 100         AAA        3,550,140

                City of New Haven, Connecticut, Air Rights Parking Facility Revenue Bonds,
                Series 1991:
    3,000,000    6.625%, 12/01/05                                                          12/01 at 102         AAA        3,290,340
    1,500,000    6.500%, 12/01/15                                                          12/01 at 102         AAA        1,636,890


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 8.7%

    2,355,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/03)                                                  7/03 at 100         AAA        2,710,322

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series B:
    2,600,000    5.700%, 7/01/16                                                            7/03 at 102     BBB-***        2,644,772
    1,000,000    5.800%, 7/01/23                                                            7/03 at 102     BBB-***        1,014,400

    2,020,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)                                                  7/02 at 102         AAA        2,212,546

    1,250,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, Choate Rosemary Hall Issue, Series A, 7.000%, 7/01/25
                 (Pre-refunded to 7/01/04)                                                  7/04 at 101         AAA        1,455,238

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.6%
$   3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply System
                 Revenue Bonds, 1993 Series A, 5.000%, 1/01/18                              1/04 at 102         AAA       $3,262,350

    2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco Company,
                 L.P. Project Bonds, Series A, 7.625%, 1/01/09                              1/03 at 100           A        2,282,940

    3,235,000   Connecticut Resources Recovery Authority, Resource Recovery Revenue
                 Bonds, American Ref-Fuel Company of Southeastern Connecticut Project,
                 1989 Series A, 7.700%, 11/15/11                                           11/99 at 103          AA        3,426,253

    2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds,
                 Bridgeport Hydraulic  Company Project, 1993 A Series, 5.600%, 6/01/28
                 (Alternative Minimum Tax)                                                  6/03 at 102         AAA        2,906,772

    1,400,000   Connecticut Development Authority, Water Facilities Refunding Revenue
                 Bonds (Bridgeport Hydraulic  Company Project - 1993B Series),
                 5.500%, 6/01/28                                                            6/03 at 102         AAA        1,469,720


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.9%

    1,000,000   State of Connecticut, Clean Water Fund Subordinate Revenue Refunding
                 Bonds, 1996 Series, 5.250%, 7/01/10                                        1/05 at 101         AAA        1,056,700

    2,000,000   South Central, Connecticut, Regional Water Authority, Water System
                 Revenue Bonds, Eleventh Series, 5.750%, 8/01/12                            8/03 at 102         AAA        2,173,258
------------------------------------------------------------------------------------------------------------------------------------
$ 105,785,000   Total Investments - (cost $105,757,983) - 98.3%                                                          112,965,134
=============
                Other Assets Less Liabilities - 1.7%                                                                       1,933,050
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $114,898,184
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

               See accompanying notes to financial statements.

                        Portfolio of Investments
                        Nuveen Massachusetts Premium Income Municipal Fund (NMT) November 30, 1998
                        (Unaudited)

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 21.0%

$     835,000   Massachusetts Educational Financing Authority, Education Loan Revenue
                 Bonds, Issue E, Series 1995, 6.150%, 7/01/10 (Alternative Minimum Tax)     7/04 at 102         AAA       $  887,279

    1,970,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Boston College Issue, Series K, 5.250%, 6/01/23                            6/03 at 102         AAA        1,996,516

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the
                 Holy Cross - 1996 Issue), 5.500%, 3/01/20                                  3/06 at 102         AAA        1,581,600

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead
                 Institute for Biomedical Research - 1993 Issue), 5.125%, 7/01/26           7/03 at 102         Aa1        2,625,559

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks
                 School Issue), Series 1993, 5.950%, 7/01/23                                7/03 at 102          A3        1,235,242

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Phillips
                 Academy Issue), Series 1993, 5.375%, 9/01/23                               9/08 at 102         AA+        3,651,690

    3,300,000   Massachusetts Industrial Finance Agency, Education Revenue Bonds
                 (Belmont Hill School Issue - Series 1998), 5.250%, 9/01/28                 9/08 at 101           A        3,297,261

    1,765,000   The New England Education Loan Marketing Corporation, Student Loan
                 Revenue Bonds, 1992 Subordinated Issue C, 6.750%, 9/01/02
                 (Alternative Minimum Tax)                                                 No Opt. Call          A3        1,912,607

    4,000,000   The New England Education Loan Marketing Corporation, Student Loan
                 Revenue Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)                                                 No Opt. Call          A3        4,648,000


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.5%

    4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 New England Medical Center Hospitals Issue, Series G-1, 5.375%, 7/01/24    7/04 at 102         AAA        4,084,680

    2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds
                 (Daughters of Charity National Health System - The Carney Hospital),
                 Series D, 6.100%, 7/01/14                                                  7/04 at 102         AA+        2,178,800

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Massachusetts General Hospital Issue, Series G, 5.375%, 7/01/11     7/00 at 100         AAA        1,049,650

    3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15               7/03 at 102         AAA        3,151,170

      400,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Refunding Bonds (Cardinal Cushing General Hospital), Series 1989-A,
                 8.500%, 7/01/00                                                        7/99 at 102 1/2         N/R          412,656

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital ssue (FHA Insured
                Project), Series B:
    2,460,000    6.125%, 2/15/15                                                            2/04 at 102          Aa        2,602,828
    1,000,000    6.000%, 2/15/25                                                            2/04 at 102          Aa        1,044,500

    2,805,000   Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25                  7/08 at 102         AAA        2,771,144

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Harvard Pilgrim Health Care Issue, Series A, 4.750%, 7/01/22        7/08 at 101         AAA          958,210


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 13.2%

    3,800,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,
                 6.300%, 10/01/13                                                           4/03 at 102          A+        4,045,328

    4,000,000   Massachusetts Housing Finance Agency, Housing Development Bonds,
                 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)                   6/08 at 101         AAA        4,115,880

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)    7/07 at 101         AAA       $3,414,815

    1,935,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage
                 Revenue Bonds, 1995 Series A (FHA Insured Mortgage Loans),
                 7.350%, 1/01/35 (Alternative Minimum Tax)                                  1/05 at 102         AAA        2,130,919


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.7%


    1,000,000   Massachusett Health and Educational Facilities Authority, Revenue
                 Refunding Bonds, Youville Hospital Issue (FHA Insured Project),
                 Series A, 6.250%, 2/15/41                                                  2/07 at 102         Aa2        1,086,310

    1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights
                 Crossing Limited Partnership Issue (FHA Insured Project), Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)                                  2/06 at 102         AAA        1,191,566

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Briscoe
                 House Assisted Living Issue (FHA Insured Project), 6.050%, 2/01/17
                 (Alternative Minimum Tax)                                                  8/07 at 105         AAA          550,715


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.8%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                            9/04 at 102         Aa3        1,118,716
    1,020,000    5.750%, 9/15/11                                                            9/04 at 102         Aa3        1,117,879
      965,000    5.750%, 9/15/12                                                            9/04 at 102         Aa3        1,049,785

    1,000,000   City of Chelsea, Massachusetts, General Obligation Bonds, School
                 Project Loan Act of 1948, 7.000%, 6/15/03                                 No Opt. Call         AAA        1,125,430

    4,375,000   City of Lowell, Massachusetts, General Obligation State Qualified
                 Bonds, 5.600%, 11/01/12                                                   11/03 at 102         AAA        4,722,944


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.6%

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds
                 (U.S. Air Project), Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)                                                  9/06 at 102         AAA        4,317,120
    2,500,000   Massachusetts Industrial Finance Agency, Parking Facility Revenue
                 Bonds (Avon Associates LLC Project), Series 1998A, 5.375%, 4/01/20         4/03 at 102         AAA        2,560,425


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.0%

    2,500,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Malden Hospital Issue (FHA Insured Project), Series A, 5.000%, 8/01/16    No Opt. Call         AAA        2,551,450

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                  4/02 at 102         AAA        3,666,851
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                  4/02 at 102         AAA        1,115,410

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,
                 13.000%, 7/01/13                                                          No Opt. Call         AAA        1,717,830

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,
                 College of the Holy Cross, 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)                                                11/02 at 102      AA-***        2,782,700

    1,300,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack
                 College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)      7/02 at 102         AAA        1,470,053

    3,000,000   Massachusetts Water Resources Authority, General Revenue Bonds,
                 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)                12/01 at 100         Aaa        3,180,900

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)                                  7/01 at 102         Aaa        3,311,010


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.5%

    2,000,000   Massachusetts Municipal Wholesale Electric Company, Power Supply
                 System Revenue Bonds, 1992 Series A, 6.000%, 7/01/18                       7/02 at 100         AAA        2,126,480

    3,275,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                 Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)                                                  7/01 at 103         N/R        3,636,003

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.8%

$   3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
                 1993 Series B, 5.000%, 3/01/22                                             3/03 at 100          A1       $2,949,150
------------------------------------------------------------------------------------------------------------------------------------
$  94,795,000   Total Investments - (cost $93,649,807) - 97.1%                                                           101,145,061
=============
                Other Assets Less Liabilities - 2.9%                                                                       2,967,494
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $104,112,555
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

               See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Missouri Premium Income Municipal Fund (NOM) November 30, 1998
                            (Unaudited)

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.7%

$     500,000   The Industrial Development Authority of the City of Kansas City, Missouri,
                 (Ewing Marion Kauffman Foundation Project), Fixed Rate Revenue Bonds,
                 Series 1997B, 5.700%, 4/01/27                                              4/07 at 100         AAA       $  531,110

    1,775,000   Northwest Missouri State University, Housing System Revenue Bonds,
                 Series 1998, 7.000%, 6/01/11                                               6/08 at 100         Aaa        2,135,627


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.1%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Refunding Revenue Bonds (SSM Health Care),
                 Series 1992AA, 6.250%, 6/01/07                                             6/02 at 102         AAA        1,093,720

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (BJC Health System), Series 1994A,
                 6.750%, 5/15/12                                                           No Opt. Call          AA        1,212,240

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital Inc.), Series 1996, 6.500%, 2/15/21                               2/06 at 102        BBB+        1,092,300

      400,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (BJC Health System), Series 1998,
                 5.000%, 5/15/28                                                            5/08 at 101          AA          391,240

    1,000,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County
                 Memorial Hospital), Series 1997, 5.750%, 11/15/12                      5/05 at 101 1/2         N/R        1,015,520


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.0%

      650,000   The Industrial Development Authority of the City of Kansas City,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (President
                 Gardens Apartment Project), Series 1997A, 5.550%, 8/01/25                  2/08 at 102         AAA          667,934

    1,550,000   Missouri Housing Development Commission, Multifamily Housing
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.100%, 12/01/21 (Alternative Minimum Tax)                 12/06 at 102         AAA        1,646,550

    1,250,000   The Industrial Development Authority of St. Charles County, Missouri,
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)                    4/08 at 102         AAA        1,276,200

    1,045,000   The Industrial Development Authority of the County of St. Louis, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized -
                 South Summit Apartments Project), Series 1997A, 5.950%, 4/20/17            4/07 at 102         AAA        1,120,240

      600,000   The Industrial Development Authority of the County of St. Louis, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series 1997B,
                 6.000%, 10/20/15 (Alternative Minimum Tax)                                 4/07 at 102         AAA          640,104

    1,250,000   The Industrial Development Authority of University City, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20                                                          12/05 at 102         AAA        1,314,350


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.9%

    1,795,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (Homeownership Loan Program), 1995 Series C,
                 7.250%, 9/01/26 (Alternative Minimum Tax)                                  3/06 at 105         AAA        2,034,938

    2,075,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)                   2/01 at 102         AAA        2,188,897


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 17.2%

    2,020,000   Ritenour School District of St. Louis County, Missouri, General Obligation
                 School Bonds, Series 1995, 7.375%, 2/01/12                                No Opt. Call         AAA        2,553,623

    1,500,000   Francis Howell School District, St. Charles County, Missouri, General
                 Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08                 No Opt. Call         AAA        1,900,695

    1,000,000   School District of the City of St. Charles, Missouri, General Obligation
                 Bonds (Missouri Direct Deposit Program), Series 1996A,
                 5.625%, 3/01/14                                                            3/06 at 100          AA        1,072,590

    1,395,000   The Board of Education of the City of St. Louis (Missouri), General
                 Obligation School Refunding Bonds, Series 1993A, 8.500%, 4/01/07          No Opt. Call         AAA        1,815,383

      625,000   Reorganized School District No. R-IV of Stone County, Missouri (Reeds
                 Spring, Missouri), General Obligation School Building, Refunding
                 and Improvement Bonds, Series 1995, 7.600%, 3/01/10                       No Opt. Call         AAA          808,194

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.6%

$   1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold
                 Revenue Bonds, Fort Zumwalt S.D., St Charles County, Series 1997,
                 5.600%, 3/01/17                                                            3/07 at 100         Aaa       $1,060,270

    1,000,000   Land Clearance for Redevelopment Authority of Kansas City, Missouri,
                 Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18                    12/05 at 102         AAA        1,086,290

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.700%, 1/15/13                                              1/06 at 101         AAA        1,081,520

    1,000,000   Regional Convention and Sports Complex Authority, Convention and
                 Sports Facility Project and Refunding Bonds, Series A 1993
                 (State of Missouri Sponsor), 5.500%, 8/15/13                               8/03 at 102          A+        1,041,700

    1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding
                 Bonds, 5.850%, 7/15/09                                                     7/03 at 102          A1        1,608,360

    1,800,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                 Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                 Lessee), 5.750%, 2/15/11                                                   2/06 at 102         AAA        1,977,822


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.0%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport Bonds,
                 Series 1994 A, 6.900%, 9/01/11 (Alternative Minimum Tax)                   9/04 at 101         AAA        1,708,095

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997
                 (1997 Capital Improvement Program), Lambert - St.Louis International
                 Airport, 6.000%, 7/01/12 (Alternative Minimum Tax)                        No Opt. Call         AAA        1,134,260


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.4%

    1,290,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (SSM Health Care Obligated
                 Group Projects), Series 1990B, 7.000%, 6/01/15                             6/00 at 102         AAA        1,391,226

    1,500,000   Certificates of Receipt, Series 1993, St. Louis County, Missouri,
                 GNMA Collateralized Mortgage Revenue Bonds (Escrowed with
                 United States Governmental Obligations), 5.650%, 7/01/20
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        1,651,950

    1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Improvement
                 and Refunding Bonds, Series 1992 (City of St. Louis, Missouri, Lessee),
                 6.250%, 2/15/12 (Pre-refunded to 2/15/05)                                  2/05 at 100         AAA        1,433,852


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.3%

    1,225,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Kansas City Project),
                 Series 1995B, 7.750%, 1/01/08                                              1/05 at 102         Aa1        1,473,908

    1,000,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Branson Project),
                 Series 1995A, 6.050%, 7/01/16                                              7/04 at 102         AAA        1,106,810

    1,000,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - Multiple Participant Series),
                 Series 1996D, 5.875%, 1/01/15                                              1/06 at 101         Aa1        1,074,460

      350,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12                                             No Opt. Call         Aa1       $  426,642

      750,000   The City of St. Louis, Missouri, Water Revenue Refunding and
                 Improvement Bonds, Series 1994, 6.000%, 7/01/14                            7/04 at 102         AAA          829,050
------------------------------------------------------------------------------------------------------------------------------------
$  41,620,000   Total Investments - (cost $43,112,428) - 98.2%                                                            46,597,670
=============
                Other Assets Less Liabilities - 1.8%                                                                         858,537
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $47,456,207
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.


               See accompanying notes to financial statements.

                           Portfolio of Investments
                           Nuveen Washington Premium Income Municipal Fund (NPW) November 30, 1998
                           (Unaudited)

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.1%

$  $1,000,000   University of Washington, Housing and Dining System Revenue Refunding
                 Bonds, Junior Lien Series 1996, 5.125%, 12/01/15                          12/06 at 102         AAA       $1,022,860

    1,400,000   Washington State University, Housing and Dining System Revenue and
                 Refunding Bonds, Series 1994, 6.375%, 10/01/18                            10/04 at 101         AAA        1,560,510

       65,000   Western Washington University, Housing and Dining System Revenue
                 Bonds, Series 1992, 6.375%, 10/01/22                                      10/02 at 101         AAA           70,788


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.7%

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,
                 Series 1993A (The Heart Institute of Spokane), 5.800%, 8/15/18             8/04 at 102         AA-        1,051,550

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (The Childrens Hospital and Medical Center, Seattle), 6.125%, 10/01/13    10/02 at 102         AAA        2,203,960

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1998
                 (Highline Community Hospital), 5.000%, 8/15/21                             8/08 at 102          AA        1,930,100

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1998
                 (Harrison Memorial Hospital), 5.000%, 8/15/28                              8/13 at 102         AAA          973,520


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.9%

    2,000,000   Housing Authority of the County of King Washington, Housing Revenue Bonds,
                 Series 1995 (Woodridge Park Project), 6.350%, 5/01/25
                 (Alternative Minimum Tax)                                                  5/05 at 100         AA+        2,108,460

      965,000   Washington State Housing Finance Commission, Multifamily Mortgage
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1989A, 7.700%, 7/01/32 (Alternative Minimum Tax)                    1/00 at 103         AAA        1,006,360


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.4%

    1,610,000   Washington State Housing Finance Commission, Single-Family Mortgage
                 Revenue Bonds (Mortgage Backed Securities Program), Series 1992D-1,
                 6.150%, 1/01/26 (Alternative Minimum Tax)                                 No Opt. Call         AAA        1,796,519

      475,000   Washington State Housing Finance Commission, Single Family Program
                 Bonds, 1997 Series 2A, 6.050%, 12/01/16                                    6/07 at 102         Aaa          504,987


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 3.5%

    1,640,000   Housing Authority of Skagit County, Low-Income Housing Assistance
                 Revenue Bonds, Series 1993 (GNMA Collateralized Mortgage Loan -
                 Sea Mar Project), 7.000%, 6/20/35                                         11/04 at 104         AAA        1,818,038


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 20.9%

    1,655,000   City of Everett, Washington, Limited Tax General Obligation Bonds,
                 Series 1997, 5.125%, 9/01/17                                               9/07 at 100         Aaa        1,681,828

    1,000,000   Federal Way School District No. 210, King County, Washington,
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.750%, 12/01/12                                             No Opt. Call         AAA        1,126,040

    1,360,000   Tahoma School District No. 409, King County, Washington, Unlimited
                 Tax General Obligation Improvement and Refunding Bonds,
                 Series 1997, 6.000%, 12/01/10                                             No Opt. Call         Aaa        1,561,919

    1,000,000   Peninsula School District No. 401, Pierce County, Washington, Unlimited
                 Tax General Obligation Refunding Bonds, Series 1993, 5.500%, 12/01/08     No Opt. Call         AAA        1,099,710

    1,000,000   The City of Renton, Washington, Limited Tax General Obligation Bonds,
                 General Purpose/Public Improvement Bonds, Series 1997B,
                 5.750%, 12/01/17                                                           6/07 at 100         AAA        1,075,440

    1,500,000   Mukilteo School District No. 6, Snohomish County, Washington, Unlimited
                 Tax General Obligation and Refunding Bonds, Series 1993,
                 5.700%, 12/01/12                                                          No Opt. Call         AAA        1,684,665

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$     500,000   Edmonds School District No. 15, Snohomish County, Washington,
                 Unlimited Tax General Obligation Bonds, Series 1994,
                 6.500%, 12/01/08                                                          No Opt. Call         AA-       $  587,105

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,
                 6.000%, 5/01/19                                                            5/04 at 100         AA+        2,144,260


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.6%

                Seattle Indian Services Commission, Special Obligation Bonds, Series 1994:
    1,000,000    6.000%, 11/01/16                                                          11/04 at 100         AA+        1,080,650
      750,000    6.150%, 11/01/24                                                          11/04 at 100         AA+          820,905


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.9%

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A,
                 5.500%, 9/01/21                                                            9/06 at 101         AAA        1,366,677

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General
                 Obligation Bonds, 1994 Series B, 6.000%, 12/01/04
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        1,107,760

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds, Series 1998
                 (River Park Square Project), 5.600%, 8/01/19                               8/08 at 102        BBB-        1,687,713


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.6%

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)                               12/00 at 100      AA-***        1,048,900

    1,250,000   Washington Health Care Facilities Authority, Revenue Bonds, Refunding
                 Series 1992 (Franciscan Health System/Saint Clare Hospital, Tacoma),
                 6.625%, 7/01/20 (Pre-refunded to 7/01/02)                                  7/02 at 102         AAA        1,392,038

    1,400,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992,
                 (Swedish Hospital Medical Center, Seattle), 6.300%, 11/15/22
                 (Pre-refunded to 11/15/02)                                                11/02 at 102         AAA        1,555,162


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 14.3%

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington, Electric
                 Revenue Bonds, Series 1995, 5.650%, 10/01/15                              10/05 at 101         AAA        1,171,995

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric Project,
                 Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/22                    10/03 at 102         Aa1        1,033,550

    1,000,000   The City of Seattle, Washington, Municipal Light and Power Revenue
                 Bonds, 5.625%, 10/01/21                                                   10/06 at 102         AAA        1,066,030

      500,000   The City of Seattle, Washington, Municipal Light and Power Revenue
                 Bonds, Series 1992A, 5.750%, 8/01/12                                       8/02 at 102          AA          536,690

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington, Generation
                 System Revenue Bonds, Series 1993B, 5.750%, 1/01/09
                 (Alternative Minimum Tax)                                                  1/04 at 102          A+        1,479,402

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 1
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17                     7/03 at 102         AAA        1,045,270

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 3
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09                    No Opt. Call         Aa1        1,201,630


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.2%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue
                 Refunding Bonds, Series 1994, 5.875%, 7/01/09                              7/04 at 100          Aa        1,139,985

    1,035,000   Covington Water District, 6.050%, 3/01/20                                   3/05 at 100         AAA        1,120,046

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, Series 1996,
                 5.750%, 7/01/16                                                            7/06 at 100         AAA          865,504

      900,000   City of Richland, Washington, Water and Sewer Improvement Revenue
                 Bonds, Series 1993, 5.625%, 4/01/12                                        4/03 at 100         AAA          963,918

    1,200,000   Sammamish Plateau Water and Sewer District, King County, Washington,
                 Water and Sewer Revenue Refunding Bonds, 1996, 5.500%, 12/01/16           12/06 at 100         AAA        1,250,820

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$     500,000   The City of Seattle, Washington, Water System and Refunding Revenue
                 Bonds, 1993, 5.250%, 12/01/23                                              6/03 at 101          AA       $  505,345

    1,000,000   Yakima - Tieton Irrigation District, Yakima County, Washington, Refunding
                 Revenue Bonds, 1992, 6.125%, 6/01/13                                       6/03 at 102         AAA        1,099,798
------------------------------------------------------------------------------------------------------------------------------------
$  48,015,000   Total Investments - (cost $47,698,973) - 98.1%                                                            51,548,407
=============
                Other Assets Less Liabilities - 1.9%                                                                         999,041
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $52,547,448
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1998
(Unaudited)

                                                            Connecticut        Massachusetts            Missouri          Washington
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at
  market value (note 1)                                    $112,965,134         $101,145,061         $46,597,670         $51,548,407
 Cash                                                           407,976               76,500             145,573             327,998
 Receivables:
   Interest                                                   1,978,935            1,881,649             859,177             895,701
   Investments sold                                                  --            1,438,100              40,725                  --
 Other assets                                                    10,146                8,644               8,652               7,061
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          115,362,191          104,549,954          47,651,797          52,779,167
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Accrued expenses:
   Management fees (note 6)                                      61,182               55,422              25,283              27,990
   Other                                                         47,487               44,424              30,233              46,685
 Preferred share dividends payable                                9,989               10,957               4,819               6,241
 Common share dividends payable                                 345,349              326,596             135,255             150,803
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         464,007              437,399             195,590             231,719
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $114,898,184         $104,112,555         $47,456,207         $52,547,448
====================================================================================================================================
Preferred shares, at liquidation value                     $ 38,300,000         $ 34,000,000         $16,000,000         $17,000,000
====================================================================================================================================
Preferred shares outstanding                                      1,532                1,360                 640                 680
====================================================================================================================================
Common shares outstanding                                     5,193,215            4,632,575           2,146,908           2,320,051
====================================================================================================================================
Net asset value per Common share outstanding
  (net assets less Preferred shares at liquidation
  value, divided by Common shares outstanding)             $      14.75         $      15.13         $     14.65         $     15.32
====================================================================================================================================


                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1998
(Unaudited)

                                                            Connecticut        Massachusetts            Missouri          Washington
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                   $3,099,304           $2,846,455          $1,272,941          $1,415,081
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                       372,005              337,135             153,744             170,294
 Preferred shares - auction fees                                 48,006               42,617              20,055              21,309
 Preferred shares - dividend disbursing agent fees                5,014                5,014               5,014               5,014
 Shareholders' servicing agent fees and expenses                  8,106                4,152               3,616               1,498
 Custodian's fees and expenses                                   19,380               18,803              15,930              16,344
 Trustees' fees and expenses (note 6)                               536                  487                 223                 245
 Professional fees                                                8,660                8,647               8,570               8,577
 Shareholders' reports - printing and mailing expenses           19,314               18,897              10,885              10,660
 Stock exchange listing fees                                      8,147                8,131               1,001               1,087
 Investor relations expense                                       5,078                4,343               2,200               2,101
 Other expenses                                                   4,672                4,546               3,180               3,228
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  498,918              452,772             224,418             240,357
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         2,600,386            2,393,683           1,048,523           1,174,724
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                 63,498               28,637              (6,830)            148,001
Net change in unrealized appreciation or
 depreciation of investments                                  1,235,664            1,054,087             482,804             461,416
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     1,299,162            1,082,724             475,974             609,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $3,899,548           $3,476,407          $1,524,497          $1,784,141
====================================================================================================================================


                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

                                                                      Connecticut                           Massachusetts
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended   Six Months Ended          Year Ended
                                                               11/30/98              5/31/98           11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 2,600,386          $ 5,159,370        $ 2,393,683          $ 4,891,388
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               63,498              422,013             28,637              671,439
Net change in unrealized appreciation or
  depreciation of investments                                1,235,664            4,143,106          1,054,087            3,102,632
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   3,899,548            9,724,489          3,476,407            8,665,459
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (2,069,968)          (4,108,452)        (1,964,836)          (3,905,877)
   Preferred shareholders                                     (523,143)          (1,169,485)          (467,634)          (1,096,311)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (2,593,111)          (5,277,937)        (2,432,470)          (5,002,188)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                            207,675              413,844            132,648              266,611
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   1,514,112            4,860,396          1,176,585            3,929,882
Net assets at beginning of period                          113,384,072          108,523,676        102,935,970           99,006,088
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $114,898,184         $113,384,072       $104,112,555         $102,935,970
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                 $    291,378         $    284,103       $  175,441           $    214,228
===================================================================================================================================
                                                                       Missouri                              Washington
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended           Year Ended   Six Months Ended           Year Ended
                                                              11/30/98              5/31/98           11/30/98              5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 1,048,523          $ 2,134,126        $ 1,174,724         $  2,368,345
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               (6,830)             380,799            148,001               94,941
Net change in unrealized appreciation or
  depreciation of investments                                  482,804            1,267,040            461,416            2,195,317
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   1,524,497            3,781,965          1,784,141            4,658,603
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                        (812,903)          (1,629,870)          (895,539)          (1,753,958)
   Preferred shareholders                                     (257,887)            (526,508)          (289,249)            (596,423)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (1,070,790)          (2,156,378)        (1,184,788)          (2,350,381)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                              67,180               85,411                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                      520,887            1,710,998            599,353           2,308,222
Net assets at beginning of period                            46,935,320           45,224,322         51,948,095          49,639,873
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $47,456,207          $46,935,320        $52,547,448         $51,948,095
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                   $   134,615          $   156,882        $    95,564         $   105,628
===================================================================================================================================


                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri and Washington are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                            Connecticut  Massachusetts     Missouri   Washington
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                      1,532          1,360          640          680
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                            Connecticut                  Massachusetts
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                         11/30/98      5/31/98           11/30/98       5/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           13,023       27,446              8,051        17,254
===============================================================================================================
                                                              Missouri                   Washington
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                         11/30/98      5/31/98           11/30/98       5/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            4,448        5,923                 --            --
===============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 28, 1998, to shareholders of record on December 15, 1998, as follows:

                            Connecticut  Massachusetts     Missouri   Washington
--------------------------------------------------------------------------------
Dividend per share               $.0665         $.0705       $.0630       $.0650
================================================================================

At the same time, Massachusetts and Missouri also declared taxable distributions, which include capital gains and/or market discount, of $.0051 and $.0095 per share, respectively.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                  $2,205,923    $ 8,343,284   $  389,732   $2,627,838
   Temporary municipal investments                       2,500,000     11,800,000      800,000      300,000
Sales and Maturities:
   Investments in municipal securities                   2,439,755      8,940,500      155,000    2,704,045
   Temporary municipal investments                       2,500,000     12,100,000    1,100,000      500,000
===========================================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                $   895,482    $   615,511  $   949,075     $469,931
   2004                                                  1,105,901        945,779      708,417       70,082
   2005                                                    847,914        195,761           --           --
-----------------------------------------------------------------------------------------------------------
Total                                                   $2,849,297    $ 1,757,051   $1,657,492     $540,013
===========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $7,207,151     $7,509,607   $3,485,242   $3,854,825
   depreciation                                                 --        (14,353)          --       (5,391)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                             $7,207,151     $7,495,254   $3,485,242   $3,849,434
===========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At November 30, 1998, net assets consisted of:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $ 38,300,000  $ 34,000,000  $16,000,000  $17,000,000
Common shares, $.01 par value per share                      51,932        46,326       21,469       23,201
Paid-in surplus                                          71,832,934    64,123,948   29,479,203   31,971,262
Balance of undistributed net investment income              291,378       175,441      134,615       95,564
Accumulated net realized gain (loss)
   from investment transactions                          (2,785,211)   (1,728,414)  (1,664,322)    (392,013)
Net unrealized appreciation of investments                7,207,151     7,495,254    3,485,242    3,849,434
-----------------------------------------------------------------------------------------------------------
Net assets                                             $114,898,184  $104,112,555  $47,456,207  $52,547,448
===========================================================================================================
Authorized shares:
   Common                                                 Unlimited     Unlimited    Unlimited    Unlimited
   Preferred                                              Unlimited     Unlimited    Unlimited    Unlimited
===========================================================================================================

               Financial Highlights
               (Unaudited)
               Selected data for a Common share outstanding throughout each period is as follows:

                                            Investment Operations
                                    ---------------------------------------
                                                     Net
                                                     Realized/
                  Beginning         Net              Unrealized
                  Net Asset         Investment       Investment
                  Value             Income           Gain (Loss)      Total
Connecticut
Year Ended 5/31:
         1999 (a) $14.49            $ .50            $ .26            $ .76
         1998      13.63             1.00              .89             1.89
         1997      12.99             1.00              .60             1.60
         1996      13.20              .98             (.21)             .77
         1995      12.45              .98              .74             1.72
         1994      13.96              .77            (1.40)            (.63)
Massachusetts
Year Ended 5/31:
         1999 (a)  14.91              .52              .22              .74
         1998      14.11             1.06              .83             1.89
         1997      13.58             1.06              .53             1.59
         1996      13.76             1.05             (.19)             .86
         1995      12.90             1.04              .84             1.88
         1994      14.08              .87            (1.01)            (.14)
Missouri
Year Ended 5/31:
         1999 (a)  14.44              .49              .22              .71
         1998      13.68              .99              .78             1.77
         1997      13.11             1.00              .55             1.55
         1996      13.37              .96             (.30)             .66
         1995      12.35              .95             1.02             1.97
         1994      13.90              .76            (1.40)            (.64)
Washington
Year Ended 5/31:
         1999 (a)  15.06              .51              .27              .78
         1998      14.07             1.02              .99             2.01
         1997      13.48             1.02              .58             1.60
         1996      13.71             1.02             (.23)             .79
         1995      12.97             1.01              .77             1.78
         1994      14.09              .91             (.93)            (.02)

                                               Less Distributions
                     --------------------------------------------------------------------------
                     Net            Net
                     Investment     Investment       Capital          Capital
                     Income         Income           Gain             Gain
                     To Common      To Preferred     To Common        To Preferred
                     Shareholders   Shareholders+    Shareholders     Shareholders+     Total
Connecticut
Year Ended 5/31:
         1999 (a)    $(.40)         $(.10)           $--              $--               $ (.50)
         1998         (.80)          (.23)            --               --                (1.03)
         1997         (.76)          (.20)            --               --                 (.96)
         1996         (.73)          (.25)            --               --                 (.98)
         1995         (.74)          (.23)            --               --                 (.97)
         1994         (.61)          (.13)            --               --                 (.74)
Massachusetts
Year Ended 5/31:
         1999 (a)     (.42)          (.10)            --               --                 (.52)
         1998         (.85)          (.24)            --               --                (1.09)
         1997         (.84)          (.22)            --               --                (1.06)
         1996         (.80)          (.24)            --               --                (1.04)
         1995         (.78)          (.24)            --               --                (1.02)
         1994         (.74)          (.15)            --               --                 (.89)
Missouri
Year Ended 5/31:
         1999 (a)     (.38)          (.12)            --               --                 (.50)
         1998         (.76)          (.25)            --               --                (1.01)
         1997         (.73)          (.25)            --               --                 (.98)
         1996         (.67)          (.25)            --               --                 (.92)
         1995         (.69)          (.26)            --               --                 (.95)
         1994         (.59)          (.14)            --               --                 (.73)
Washington
Year Ended 5/31:
         1999 (a)     (.39)          (.13)            --               --                 (.52)
         1998         (.76)          (.26)            --               --                (1.02)
         1997         (.75)          (.26)            --               --                (1.01)
         1996         (.74)          (.28)            --               --                (1.02)
         1995         (.77)          (.27)            --               --                (1.04)
         1994         (.76)          (.16)           (.01)             --                 (.93)

                                                                                     Total Returns
                                                                            ------------------------------
                     Organization and
                     Offering Costs and
                     Preferred Share      Ending
                     Underwriting         Net Asset       Ending            Based on         Based on Net
                     Discounts            Value           Market Value      Market Value**   Asset Value**
Connecticut
Year Ended 5/31:
         1999 (a)    $--                  $14.75          $16.3750           8.29%            4.59%
         1998         --                   14.49           15.5000          15.61            12.39
         1997         --                   13.63           14.1250           9.58            11.01
         1996         --                   12.99           13.6250          14.06             3.97
         1995         --                   13.20           12.6250           2.22            12.74
         1994        (.14)                 12.45           13.1250          (8.73)           (6.74)
Massachusetts
Year Ended 5/31:
         1999 (a)     --                   15.13           16.5625           2.98             4.36
         1998         --                   14.91           16.5000          18.08            11.91
         1997         --                   14.11           14.7500          13.76            10.28
         1996         --                   13.58           13.7500           8.99             4.55
         1995         --                   13.76           13.3750          14.12            13.58
         1994        (.15)                 12.90           12.5000         (13.64)          (3.38)
Missouri
Year Ended 5/31:
         1999 (a)     --                   14.65           15.3750          11.12             4.10
         1998         --                   14.44           14.1875          14.53            11.31
         1997         --                   13.68           13.0625          10.53            10.09
         1996         --                   13.11           12.5000          10.07             3.09
         1995         --                   13.37           12.0000           6.13            14.74
         1994        (.18)                 12.35           12.0000         (17.26)           (7.16)
Washington
Year Ended 5/31:
         1999 (a)     --                   15.32           14.8750          12.15             4.33
         1998         --                   15.06           13.6250          15.26            12.64
         1997         --                   14.07           12.5000          12.94            10.16
         1996         --                   13.48           11.7500           7.44             3.75
         1995         --                   13.71           11.6250            .41            12.36
         1994        (.17)                 12.97           12.3750         (16.88)           (2.73)

                                                     Ratios/Supplemental Data
                  -------------------------------------------------------------------------------------------------
                                                     Ratio of Net                       Ratio of Net
                                    Ratio of         Investment        Ratio of         Investment
                                    Expenses to      Income to         Expenses to      Income to
                                    Average          Average           Average Total    Average Total
                  Ending            Net Assets       Net Assets        Net Assets       Net Assets        Portfolio
                  Net Assets        Applicable to    Applicable to     Including        Including         Turnover
                  (000)             Common Shares++  Common Shares++   Preferred++      Preferred++       Rate
Connecticut
Year Ended 5/31:
         1999 (a) $114,898          1.31%*           6.84%*            .87%*            4.54%*             2%
         1998      113,384          1.33             7.02              .88              4.61              13
         1997      108,524          1.38             7.46              .89              4.79              18
         1996      104,928          1.40             7.37              .89              4.71              15
         1995      105,851          1.49             8.09              .92              4.99              18
         1994      101,595          1.36             5.60              .95              3.95               9
Massachusetts
Year Ended 5/31:
         1999 (a) 104,113           1.30*            6.87*             .87*             4.61*             8
         1998     102,936           1.31             7.22              .88              4.81              17
         1997     99,006            1.34             7.63              .88              4.99              22
         1996     96,303            1.35             7.61              .88              4.95              18
         1995     97,071            1.49             8.28              .94              5.20              29
         1994     93,078            1.43             6.24              .97              4.26              33
Missouri
Year Ended 5/31:
         1999 (a) 47,456            1.44*            6.71*             .95*             4.43*            --
         1998     46,935            1.47             7.03              .97              4.60              25
         1997     45,224            1.54             7.38              .99              4.74              36
         1996     44,014            1.57             7.13              1.01             4.57              34
         1995     44,566            1.75             7.88              1.08             4.86              34
         1994     42,343            1.51             5.62              1.05             3.92              39
Washington
Year Ended 5/31:
         1999 (a) 52,547            1.36*            6.65*             .92*             4.48*             5
         1998     51,948            1.36             6.92              .91              4.62              10
         1997     49,640            1.43             7.38              .94              4.83              11
         1996     48,266            1.44             7.37              .94              4.81              20
         1995     48,812            1.64             7.97              1.04             5.04              16
         1994     47,095            1.58             6.45              1.08             4.42              29

* Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the six months ended November 30, 1998.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended November 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

                                                                     FSA-3-11-98

LOGO:
NUVEEN
1898  1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(TM).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

NUVEEN Exchange-Traded Funds

MAY 31, 1998

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: People reading

Highlights
As of May 31, 1998

CONTENTS
 1 Dear Shareholder
 4 NTC Commentary and Overview
 6 NMT Commentary and Overview
 8 NOM Commentary and Overview
10 NPW Commentary and Overview
12 Report of Independent Auditors
13 Portfolio of Investments
24 Statement of Net Assets
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Notes to Financial Statements
30 Financial Highlights
32 Building Better Portfolios
33 Fund Information
================================================================================
Credit Quality                Performance Highlights

Nuveen Connecticut Premium Income Municipal Fund (NTC)

                              o Steady dividend for 10 consecutive months
                              o Taxable-equivalent yield of 7.81%*
                              o One-year total return on net asset value
                                of 12.39%

Pie Chart:
AAA/Pre-refunded              68%
AA                            18%
A                              2%
BBB/NR                        12%


Nuveen Massachusetts Premium Income Municipal Fund (NMT)

                              o Steady dividend for 16 consecutive months
                              o Taxable-equivalent yield of 8.45%*
                              o One-year total return on net asset value
                                of 11.91%
Pie Chart:
AAA/Pre-refunded              57%
AA                            19%
A                             20%
BBB/NR                         4%


Nuveen Missouri Premium Income Municipal Fund (NOM)

                              o Steady dividend for 10 consecutive months
                              o Taxable-equivalent yield of 8.07%*
                              o One-year total return on net asset value
                                of 11.31%
Pie Chart:
AAA/Pre-refunded              78%
AA                            15%
A                              2%
BBB/NR                         5%



Nuveen Washington Premium Income Municipal Fund (NPW)

                              o Steady dividend for 19 consecutive months
                              o Taxable-equivalent yield of 8.04%*
                              o One-year total return on net asset value
                                of 12.64%


Pie Chart:
AAA/Pre-refunded              68%
AA                            29%
A                              3%

*For investors in the 31% federal and applicable state income tax bracket.
See your fund's performance overview for more information.
================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier Adviser(SM) equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

PHOTO OF: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD


SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Graphic of: Bond Buyer 40 chart

Dear Shareholder
I'm pleased to share with you this performance report for the Nuveen Connecticut, Massachusetts, Missouri and Washington Exchange-Traded Funds. Over the past 12 months, each of these funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

THE ECONOMY IN REVIEW
Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

MUNICIPAL MARKET REVIEW
As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance high lights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

DIVERSIFICATION: THE KEY TO A BETTER PORTFOLIO
In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1998



Sidebar text: "Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Nuveen Connecticut Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE CONNECTICUT FUND.


CONNECTICUT STATE UPDATE
The high credit ratings assigned to Connecticut's long-term general obligation debt by Moody's and Standard & Poor's (Aa3 and AA-, respectively) recognize the state's diverse economic base and solid financial position. Connecticut has recovered from most of its recessionary employment loss, with small businesses fueling growth in the services, wholesale, and retail trade industries.

The strong economy continues to generate higher-than-anticipated general fund revenues, enabling the state to reduce its general fund deficit to its lowest level in 10 years. The recovery is also helping to improve financial performance at the local level, with cities and towns showing improved general fund balances. In line with national municipal trends, Connecticut's new issue volume has risen 85% in the first five months of 1998. Much of this new supply has been issued at the state level in the general obligation and housing categories. It is anticipated that the ongoing strength of the national economy will continue to propel Connecticut's tax receipts above budget expectations and maintain state and local government's improved financial positions.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Connecticut Premium Income Municipal Fund provided an outstanding total return on net asset value of 12.39%, which is equivalent to a taxable return of 15.49% for investors in the combined 34.1% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 10.26 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

As a result of good call protection, the fund was able to maintain its dividend as interest rates dropped during the year. In addition, we were able to increase the dividend during the year because of the accumulation of income from bonds purchased over the past several years when interest rates were higher. Since that increase in August 1997, the fund has provided shareholders with 10 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.15%, which translates to 7.81% on a taxable-equivalent basis for investors in the combined 34.1% federal and state income tax bracket.

KEY STRATEGIES
In Connecticut, supply is typically dominated by two key issuers: the state housing authority and the state's general obligation bonds. Over the past year, we took advantage of opportunities to purchase smaller new issues in the health care and education sectors in order to help diversify the fund and boost its income level. As of May 31, 1998, health care and education bonds accounted for almost 40% of the fund's allocations. In addition, a number of pre-refundings, especially in the health care and education sectors, enhanced the portfolio's credit quality and contributed to the fund's price appreciation. In a pre-refunding, a bond is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. As a result, its credit quality typically improves, generally leading to price appreciation.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the fund's current allocation, we are looking to improve the fund's structure through added diversification, as changes in the market make additional sectors more attractive. We may also extend the duration slightly as opportunities allow. The Connecticut fund currently provides good call protection, and that should continue to provide support for the dividend in coming months.

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NTC

PORTFOLIO STATISTICS
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                 15 1/2
--------------------------------------------------
Net Asset Value Per Share                   $14.49
--------------------------------------------------
Current Market Yield                         5.15%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.46%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.81%
--------------------------------------------------
Fund Net Assets ($000)                    $113,384
--------------------------------------------------
Average Weighted Maturity (Years)            19.82
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.26
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        15.61%        12.39%
--------------------------------------------------
3-Year                        13.06%         9.06%
--------------------------------------------------
5-Year                         6.15%         6.40%
--------------------------------------------------
Since Inception                6.15%         6.26%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.60%        15.49%
--------------------------------------------------
3-Year                        16.07%        12.11%
--------------------------------------------------
5-Year                         8.96%         9.30%
--------------------------------------------------
Since Inception                8.96%         9.16%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Health Care                                    20%
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 34.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                0.065
July 97                                0.065
August 97                              0.0665
September 97                           0.0665
October 97                             0.0665
November 97                            0.0665
December 97                            0.0665
January 98                             0.0665
February 98                            0.0665
March 98                               0.0665
April 98                               0.0665
May 98                                 0.0665

Nuveen Massachusetts Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER STEVE PETERSON DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE MASSACHUSETTS FUND.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, TOM FUTRELL ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. TOM IS A 15-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFES SIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



MASSACHUSETTS STATE UPDATE
The high credit ratings assigned to the state's long-term general obligation debt by Moody's and Standard & Poor's (Aa3 and AA-, respectively) recognize the commonwealth's rebounding economy and healthy financial position. Growth has largely been driven by employment gains in health care, construction, research, and computer and business services. In addition, the combination of better-than-expected tax collections and under-budget expenditures has enabled the commonwealth and many of its municipalities to strengthen cash and reserve positions. In line with national municipal trends, new issue volume in Massachusetts through May 1998 rose 233% over the same period last year and was characterized by diversity across sectors. Well-known for its large debt burden, Massachusetts is currently financing the Central Artery/Third Tunnel project in Boston with a combination of state general obligation bonds, federal highway grant anticipation notes, and revenues from both the Massachusetts Turnpike and Port Authorities.

FUND PERFORMANCE
For the year ended May 31, 1998, the total return on net asset value for the Nuveen Massachusetts Premium Income Municipal Fund was 11.91%, equivalent to a taxable return of 15.90% for investors in the combined 39.3% federal and state income tax bracket. The total return outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% by more than 250 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 8.91 years, compared with the index's 7.11 years. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped to support the dividend of the fund and prevent income from being impacted. The fund has now provided shareholders with 16 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.13%, which translates to 8.45% on a taxable-equivalent basis for investors in the combined 39.3% federal and state income tax bracket.

KEY STRATEGIES
Over the past year, we focused on a number of sectors, including housing bonds, FHA-insured bonds, health care and utilities. We also found value in zero-coupon bonds, which are issued at a significant discount to their par value and generally increase in value incrementally rather than paying a traditional coupon rate. In the health care sector, hospitals offered several attractive opportunities, as industry consolidation resulted in the issuance of new debt as well as debt restructuring. Through fairly active trading, we were able to purchase bonds at lower prices and then sell them as prices appreciated, replacing them with bonds offering better call protection and more attractive coupons. The overall credit quality of the Massachusetts fund remains high due to a number of pre-refundings, which also con tributed to the fund's price appreciation. In a pre-refunding, a bond is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. As a result, its credit quality typically improves, generally leading to price appreciation.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

The current call protection of the Massachusetts fund averages approximately seven years. In the months ahead, we plan to extend this average by continuing to buy bonds with better call protection. We will also take advantage of opportunities to further upgrade portfolio quality by buying higher-quality bonds since they remain a good value relative to lower-rated bonds.

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NMT


PORTFOLIO STATISTICS
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                                 16 1/2
--------------------------------------------------
Net Asset Value Per Share                   $14.91
--------------------------------------------------
Current Market Yield                         5.13%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.43%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.45%
--------------------------------------------------
Fund Net Assets ($000)                    $102,936
--------------------------------------------------
Average Weighted Maturity (Years)            20.02
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.91
--------------------------------------------------
ANNUALIZED TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.08%        11.91%
--------------------------------------------------
3-Year                        13.55%         8.87%
--------------------------------------------------
5-Year                         7.58%         7.20%
--------------------------------------------------
Since Inception                7.62%         6.95%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        21.89%        15.90%
--------------------------------------------------
3-Year                        17.50%        12.85%
--------------------------------------------------
5-Year                        11.41%        11.08%
--------------------------------------------------
Since Inception               11.30%        10.67%
--------------------------------------------------
TOP 5 SECTORS
==================================================

U.S. Guaranteed                                23%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
Housing (Multifamily)                           9%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 39.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 39.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1997 Monthly Tax-Free Dividends Per Share
June 97                                0.0705
July 97                                0.0705
August 97                              0.0705
September 97                           0.0705
October 97                             0.0705
November 97                            0.0705
December 97                            0.0705
January 98                             0.0705
February 98                            0.0705
March 98                               0.0705
April 98                               0.0705
May 98                                 0.0705

Nuveen Missouri Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JOHN GAMBLA DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE MISSOURI FUND FOR THE PERIOD COVERED BY THIS REPORT.


ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, MIKE DAVERN ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. MIKE IS A 7-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE AND NATIONAL MUNICIPAL BOND FUNDS.


MISSOURI STATE UPDATE
Missouri confirmed its AAA credit quality status as a municipal issuer with another year of sound financial operations and economic growth. The state ended fiscal year 1997 with a budget stabilization fund totaling approximately $370 million, or nearly 4% of general fund revenues. The general fund, fueled by strong individual income tax and sales/use tax revenues, increased 18% to $1.7 billion. High levels of economic growth between 1995 and 1997 and increasing personal incomes resulted in income tax revenues that surpassed the constitutional state limit, and taxpayers were subsequently rewarded with a refund totaling $695 million.

Missouri's economy remains diversified, with recent declines in manufacturing employment replaced by job gains in the services sector. Lease revenue debt, which constitutes nearly one-third of total bond issuance, is an important component of financing state capital programs. Missouri debt should continue to attract investor attention, as new issue volume - in line with national municipal trends increased 94% during the first quarter of 1998.

FUND PERFORMANCE
For the year ended May 31, 1998, the total return on net asset value for the Nuveen Missouri Premium Income Municipal Fund was 11.31%, which is equivalent to a taxable return of 14.31% for investors in the combined 35.1% federal and state income tax bracket. The total return outpaced the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% by almost 200 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 10.34 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the fund and prevent income from being impacted. In addition, the accumulation of income from higher-yielding bonds purchased over the past several years allowed us to increase the dividend. Since that increase in August 1997, the fund has provided shareholders with 10 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.24%, which translates to 8.07% on a taxable-equivalent basis for investors in the combined 35.1% federal and state income tax bracket.

KEY STRATEGIES
Over the past year, we focused on the purchase of insured bonds as well as bonds with higher coupons. The majority of the bonds we added offer maturities in the range of 15 to 20 years, which we felt offered the best values compared to their historical levels of volatility.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the current environment of low interest rates and tight credit spreads, our primary focus in the months ahead will be on preserving shareholder capital. We plan to achieve this by upgrading portfolio quality and taking on additional risk only when strong price appreciation potential or competitive yields compensate the fund for doing so. This approach should help us reduce above-market interest rate exposure where appropriate without eroding the income levels of the fund.

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NOM



PORTFOLIO STATISTICS
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                14 3/16
--------------------------------------------------
Net Asset Value Per Share                   $14.44
--------------------------------------------------
Current Market Yield                         5.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.59%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.07%
--------------------------------------------------
Fund Net Assets ($000)                     $46,935
--------------------------------------------------
Average Weighted Maturity (Years)            17.06
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.34
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        14.53%        11.31%
--------------------------------------------------
3-Year                        11.69%         8.10%
--------------------------------------------------
5-Year                         4.12%         6.11%
--------------------------------------------------
Since Inception                4.29%         5.88%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        17.68%        14.31%
--------------------------------------------------
3-Year                        14.85%        11.06%
--------------------------------------------------
5-Year                         7.06%         8.97%
--------------------------------------------------
Since Inception                7.24%         8.73%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Tax Obligation (General)                       18%
--------------------------------------------------
Tax Obligation (Limited)                       17%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0151 per share.

1997-1998 Monthly Tax-Free Dividends Per Share(3)
June 97                                 0.061
July 97                                 0.061
August 97                               0.062
September 97                            0.062
October 97                              0.062
November 97                             0.062
December 97                             0.062
January 98                              0.062
February 98                             0.062
March 98                                0.062
April 98                                0.062
May 98                                  0.062

Nuveen Washington Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE WASHINGTON FUND FOR THE PERIOD COVERED BY THIS REPORT.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, MIKE DAVERN ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. MIKE IS A 7-YEAR VETERAN OF NUVEEN WITH 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL. HE HAS MANAGED A RANGE OF OTHER STATE AND NATIONAL MUNICIPAL BOND FUNDS.



WASHINGTON STATE UPDATE
The state of Washington continues to benefit from a growing and increasingly diversified economic base. Employment rose 4.1% in 1997, and the unemployment rate as of April 1998 was 4.2%, slightly below the national rate. Boeing plays an important but declining role in the state's economy, supplanted by Microsoft and other high-tech companies. With the recent addition of $75 million, the state's "rainy day" fund reserves now total almost $380 million. One of the few clouds on the horizon is the potentially dampening effect that the state's ties with Asian trading partners could have on economic growth going forward. In response to the state's broadening economic base and continued solid financial performance, Washington's general obligation debt rating was upgraded during the year. As municipalities throughout the state also benefited from the strengthening economy, Standard & Poor's upgraded 10 issuers, with no downgrades, reflecting similar situations across the country. Contrary to the national trend of heavy supply, bond issuance in the state dropped 13% for the first four months of 1998 compared with the same period in 1997, with most of the new supply issued by school districts. It is anticipated that Washington's future bond supply should be healthy, given the state's heavy infrastructure needs due to high population growth. Recently, the state treasurer announced a new program that could double the annual number of certificate of participation bonds. The program is intended to help local municipalities borrow for equipment and real estate acquisitions at the state's lower interest rates.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Washington Premium Income Municipal Fund provided an outstanding total return on net asset value of 12.64%, which is equivalent to a taxable return of 15.11% for investors in the 31% federal income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 9.42 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the fund and prevent income from being impacted. The fund has now provided shareholders with 19 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.55%, which translates to 8.04% on a taxable-equivalent basis for investors in the 31% federal income tax bracket.

KEY STRATEGIES
Given the duration, diversification, attractive coupons, and excellent level of call protection, the fund was strategically positioned for the market environment of the past year. So, we kept trading to a minimum and made changes only when they would add further to performance. Washington's credit quality is relatively high, with most of the market rated AAA or AA, so the majority of these changes involved the purchase of insured bonds. This included insured health care bonds, which provided the higher yields found in the health care sector as well as AAA ratings. The state's low-cost sources of power also made public power bonds attractive, and we continue to maintain substantial holdings in the Washington Public Power Supply System.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the Washington fund's current strategic position, we do not anticipate making substantial changes to the portfolio unless market conditions change. Our efforts will be focused on maintaining the fund's duration while continuing to diversify by sector and add lower coupon and discount bonds if priced attractively.

Nuveen Washington Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NPW

PORTFOLIO STATISTICS
==================================================

Inception Date                                3/93
--------------------------------------------------
Share Price                                 13 5/8
--------------------------------------------------
Net Asset Value Per Share                   $15.06
--------------------------------------------------
Current Market Yield                         5.55%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.04%
--------------------------------------------------
Fund Net Assets ($000)                     $51,948
--------------------------------------------------
Average Weighted Maturity (Years)            19.70
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.42
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        15.26%        12.64%
--------------------------------------------------
3-Year                        11.83%         8.78%
--------------------------------------------------
5-Year                         3.12%         7.06%
--------------------------------------------------
Since Inception                3.97%         6.83%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        18.04%        15.11%
--------------------------------------------------
3-Year                        14.73%        11.30%
--------------------------------------------------
5-Year                         5.87%         9.61%
--------------------------------------------------
Since Inception                6.63%         9.28%
--------------------------------------------------
 TOP 5 SECTORS
==================================================

Tax Obligation (General)                       21%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Health Care                                    10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.063
July 97                                 0.063
August 97                               0.063
September 97                            0.063
October 97                              0.063
November 97                             0.063
December 97                             0.063
January 98                              0.063
February 98                             0.063
March 98                                0.063
April 98                                0.063
May 98                                  0.063

REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund and Nuveen Washington Premium Income Municipal Fund, as of May 31, 1998, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Chicago, Illinois
July 14, 1998

                          PORTFOLIO OF INVESTMENTS
                          NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC) May 31, 1998

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.2%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds (Family Education Loan Program), 1996 Series A:
$   1,580,000    5.800%, 11/15/14 (Alternative Minimum Tax)                                 11/06 at 102   Aaa         $   1,678,513
    1,000,000    5.875%, 11/15/17 (Alternative Minimum Tax)                                 11/06 at 102   Aaa             1,032,720

    4,450,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
                 College Issue, Series D, 6.000% 7/01/23                                     7/03 at 102   BBB-            4,555,332

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series
                B:
    2,600,000    5.700%, 7/01/16                                                             7/03 at 102   BBB-            2,623,972
    1,000,000    5.800%, 7/01/23                                                             7/03 at 102   BBB-            1,006,280

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College
                 Issue, Series C, 5.875%, 7/01/26                                            7/06 at 102   Aaa             2,130,700

    2,040,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis
                 Chaffee School Issue, Series C, 5.500%, 7/01/16                             7/06 at 102   Aaa             2,106,892

    2,920,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College
                 Issue, Series C-1, 5.500%, 7/01/20                                          7/07 at 102   Aaa             3,030,376

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds, 1998 Series A,
                 4.750%, 11/15/27                                                           11/07 at 101   Aaa             3,585,667


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.6%

    2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc.
                 Project, 1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)             7/05 at 102   Aaa             2,323,040

    1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Newington
                 Children's Hospital, Series A, 6.050%, 7/01/10                              7/04 at 102   Aaa             1,091,920

    2,725,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Saint Francis
                 Hospital and Medical Center Issue, Series B, 6.200%, 7/01/22                7/02 at 102   Aaa             2,946,870

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital of
                 Saint Raphael Issue, Series H, 5.200% 7/01/08                              No Opt. Call   Aaa             2,120,100

    1,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and
                 Memorial Hospital Issue, Series D, 5.000%, 7/01/22                          7/03 at 102   Aaa             1,456,980

    2,200,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Day Kimball
                 Hospital Issue, Series A, 5.375%, 7/01/26                                   7/06 at 102   Aaa             2,226,378

    4,160,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,
                 Series B, 5.625%, 7/01/16                                                   7/06 at 102   Aaa             4,350,403

    1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 The William W. Backus Hospital Issue, Series D, 5.750%, 7/01/27             7/07 at 102   Aaa             1,059,700

    3,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
                  Hospital Issue, Series H, Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27                                                             7/07 at 101   Aaa             2,948,640

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities
                 Financing Authority, Hospital Revenue Refunding Bonds, 1995 Series A, FHA Insured
                 Mortgage-Doctor Pila Hospital Project, 6.125%, 8/01/25                    8/05 at 101 1/2 AAA             1,650,660


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.9%

    3,000,000   Waterbury Housing Authority, Mortgage Revenue Refunding Bonds, Waterbury NSA II - Series 98C FHA/
                 Section 8, 5.450%, 7/01/23                                                  1/02 at 100   Aaa             2,995,770

    1,405,000   Waterbury Nonprofit Housing Corporation, Connecticut Taxable Mortgage Revenue Refunding Bonds,
                 FHA Insured Mortgage Loan-Fairmont Heights Section 8 Assisted Project, Series 1993A,
                 6.500%, 7/01/07                                                             7/02 at 101   Aaa             1,508,001

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$   1,930,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue Bonds, Series 1995A,
                 GNMA Collateralized Mortgage Loan-Village Heights Apartments Project,
                 8.000%, 10/20/30                                                           10/05 at 105   AAA         $   2,221,160


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993 Series B,
                 6.200%, 5/15/12                                                             5/03 at 102   Aa              3,380,073

    2,490,000   Connecticut Housing FInance Authority, Housing Mortgage Finance Program Bonds, 1996 Subseries E-2,
                 6.150%, 11/15/27 (Alternative Minimum Tax)                                 11/06 at 102   AA              2,643,832


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 6.3%

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
                Project, 1994 Series A:
    1,500,000    6.875%, 8/15/04                                                            No Opt. Call   N/R             1,603,695
    1,000,000    7.000%, 8/15/09                                                             8/04 at 102   N/R             1,083,820

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
                 Program Issue, Series 1994, AHF/Hartford, Inc. Project, 7.125%, 11/01/24   11/04 at 102   AA-             2,299,380

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
                 Program Issue, Series 1993, Mansfield Center for Nursing and
                 Rehabilitation Project, 5.875%, 11/01/12                                   11/03 at 102   Aaa             2,164,360


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.1%

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,
                 6.000%, 3/15/12                                                            No Opt. Call   AA-             2,268,120

    2,750,000   State of Connecticut, General Obligation Bonds, 1993 Series D,
                 5.100%, 8/01/11                                                           8/03 at 101 1/2 AA-             2,816,138

    1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A, Issued By Connecticut
                 Development Authority, 6.375%, 10/15/14                                    10/04 at 102   AA-             1,843,644

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,
                 4.875%, 7/01/23                                                             7/08 at 101   Aaa             3,403,575


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.8%

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
                 1991 Series B, 6.500%, 10/01/10                                            No Opt. Call   AA-             2,117,286

    1,900,000   Capitol Region Education Council, Revenue Bonds, 6.700%, 10/15/10           10/05 at 102   BBB             2,063,267

    2,250,000   City of Waterbury Connecticut, General Obligation Tax Revenue Intercept Refunding Bonds,
                 1993 Issue, 5.375%, 4/15/08                                                 4/03 at 102   Aaa             2,354,400


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.4%

    3,000,000   State of Connecticut, Airport Revenue RefundingBonds, Bradley International Airport, Series 1992,
                 7.650%, 10/01/12                                                           10/04 at 100   Aaa             3,524,910

                City of New Haven, Connecticut, Air Rights Parking Facility Revenue Bonds, Series 1991:
    3,000,000    6.625%, 12/01/05                                                           12/01 at 102   Aaa             3,289,800
    1,500,000    6.500%, 12/01/15                                                           12/01 at 102   Aaa             1,632,165


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.7%

    2,405,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of
                 Hartford Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/03)         7/03 at 100   Aaa             2,765,317

    2,020,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,
                 Series C, 6.000%, 7/01/22 (Pre-refunded to 7/01/02)                         7/02 at 102   Aaa             2,200,062

    1,250,000   State of Connecticut, Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary
                 Hall Issue, Series A, 7.000%, 7/01/25 (Pre-refunded to 7/01/04)             7/04 at 101   Aaa             1,447,062


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.7%

    1,400,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company
                 Project, 1993 B Series, 5.500%, 6/01/28                                     6/03 at 102   Aaa             1,434,300

    2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company
                 Project, 1993 A Series, 5.600%, 6/01/28 (Alternative Minimum Tax)           6/03 at 102   Aaa             2,866,524

    3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, 1993 A Series,
                 5.000%, 1/01/18                                                             1/04 at 102   Aaa             3,209,895

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$   2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco Company, L.P. Project Bonds, Series A,
                 Adjustable Convertible Extendable Securities-Aces, 7.625%, 1/01/09          1/03 at 100   A           $   2,279,420

    3,235,000   Connecticut Resources Recovery Authority, Resource Recovery Revenue Bonds, American Ref-Fuel,
                 Company of Southeastern Connecticut Project, 1989 Series A,
                 7.700%, 11/15/11                                                           11/98 at 103   AA-             3,480,892


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

    1,000,000   State of Connecticut, Clean Water Fund Subordinate Revenue Refunding Bonds, 1996 Series,
                 5.250%, 7/01/10                                                             1/05 at 101   Aaa             1,044,530

    2,000,000   South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eleventh Series,
                 5.750%, 8/01/12                                                             8/03 at 102   Aaa             2,130,540
------------------------------------------------------------------------------------------------------------------------------------
$ 105,890,000   Total Investments - (cost $106,025,594) - 98.8%                                                          111,997,081
=============
                Other Assets Less Liabilities - 1.2%                                                                       1,386,991
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 113,384,072
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

                 See accompanying notes to financial statements.

                        PORTFOLIO OF INVESTMENTS
                        NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT) May 31, 1998

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 17.8%

$     870,000   Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue E, Series 1995,
                 6.150%, 7/01/10 (Alternative Minimum Tax)                                   7/04 at 102   Aaa         $     944,951

    1,970,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,
                 Series K, 5.250%, 6/01/23                                                   6/03 at 102   Aaa             1,974,570

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks School Issue), Series 1993,
                 5.950%, 7/01/23                                                             7/03 at 102   A3              1,223,810

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips Academy Issue, Series 1993,
                 5.375%, 9/01/23                                                             9/08 at 102   Aa1             3,554,705

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead Institute for Biomedical
                 Research-1993 Issue), 5.125%, 7/01/26                                       7/03 at 102   Aa1             2,608,049

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the Holy Cross-1996 Issue),
                 5.500%, 3/01/20                                                             3/06 at 102   Aaa             1,547,865

    1,765,000   The New England Education Loan Marketing Corporation, Student Loan Revenue Bonds, 1992
                 Subordinated Issue C, 6.750%, 9/01/02 (Alternative Minimum Tax)            No Opt. Call   A1              1,915,166

    4,000,000   The New England Loan Marketing Corporation, Student Loan Revenue Bonds, 1992 Subordinated
                 Issue H, 6.900%, 11/01/09 (Alternative Minimum Tax)                        No Opt. Call   A1              4,509,960


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.7%

    2,805,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Series 1998A (Caregroup
                 Issue), 5.000%, 7/01/25                                                     7/08 at 102   Aaa             2,715,913

    3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical
                 Center Issue, Series B, 5.625%, 7/01/15                                     7/03 at 102   Aaa             3,106,980

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts General
                 Hospital Issue, Series G, 5.375%, 7/01/11                                   7/00 at 100   Aaa             1,040,250

    4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
                 Center Hospitals, Series 1993-G1, 5.375%, 7/01/24                           7/04 at 102   Aaa             4,032,400

    2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Daughters of Charity
                 National Health System-The Carney Hospital), Series D, 6.100%, 7/01/14      7/04 at 102   AA+             2,159,120

      400,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds (Cardinal
                 Cushing General Hospital), Series 1989-A, 8.500%, 7/01/00                  7/99 at 102 1/2N/R               415,472

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Issue (FHA Insured Project),
                Series B:
    2,580,000    6.125%, 2/15/15                                                             2/04 at 102   Aa              2,718,236
    1,000,000    6.000%, 2/15/25                                                             2/04 at 102   Aa              1,039,320

    3,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard Community Health Plan, Inc.,
                 Issue 1988 Series B (Refunding Bonds), 8.125%, 10/01/17                    10/98 at 102   A-              3,098,880


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.2%

    3,800,000   Massachusetts Housing FInance Agency, Housing Project Revenue Bonds,
                 6.300%, 10/01/13                                                            4/03 at 102   A1              4,028,684

    1,945,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A
                 (FHA Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax)     1/05 at 102   Aaa             2,131,331

    3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,
                 5.625%, 7/01/40 (Alternative Minimum Tax)                                   7/07 at 101   Aaa             3,343,410


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

    2,450,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 9,
                 8.100%, 12/01/21 (Alternative Minimum Tax)                                 12/98 at 102    Aa             2,524,407

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 2.7%

$   1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Youville Hospital
                 Issue (FHA Insured Project), Series A, 6.250%, 2/15/41                      2/07 at 102   Aa2         $   1,070,030

    1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing Limited Partnership
                 Issue (FHA Insured Project), Series 1995 6.000%, 2/01/15
                 (Alternative Minimum Tax)                                                   2/06 at 102   AAA             1,176,964

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Briscoe House Assisted Living Issue
                 (FHA Insured Project), 6.050%, 2/01/17 (Alternative Minimum Tax)            8/07 at 105   AAA               543,250


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                             9/04 at 102   Aa3             1,102,804
    1,020,000    5.750%, 9/15/11                                                             9/04 at 102   Aa3             1,099,886
      965,000    5.750%, 9/15/12                                                             9/04 at 102   Aa3             1,029,086

    1,000,000   City of Chelsea, Massachusetts, General Obligation Bonds, School Project Loan, Act of 1948,
                 7.000%, 6/15/03                                                            No Opt. Call   Aaa             1,124,620

    4,375,000   City of Lowell, Massachusetts, General Obligation Bonds, State Qualified
                 Bonds, 5.600%, 11/01/1                                                     11/03 at 102   Aaa             4,638,813


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.6%

    2,500,000   Massachusetts Industrial Finance Agency, Parking Facility Revenue Bonds (Avon Associates Project),
                 Series 1998A, 5.375%, 4/01/20                                               4/03 at 102   Aaa             2,520,425

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds (U.S. Air Project), Series 1996-A,
                 5.750%, 9/01/16 (Alternative Minimum Tax)                                   9/06 at 102   Aaa             4,234,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.3%

    1,250,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Worcester
                 Polytechnic Institute Issue, Series E, 6.750%, 9/01/11
                 (Pre-refunded to 9/01/02)                                                   9/02 at 102   Aaa             1,396,738

    2,500,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Malden Hospital Issue
                 (FHA Insured Project), Series A, 5.000%, 8/01/16                           No Opt. Call   AAA             2,519,175

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102   AAA             3,658,642
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                   4/02 at 102   AAA             1,113,740

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds, College of the Holy Cross-1992
                 Issue II, 6.375%, 11/01/15 (Pre-refunded to 11/01/02)                      11/02 at 102   A1***           2,764,750

    1,355,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack College Issue, Series 1992,
                 7.125%, 7/01/12 (Pre-refunded to 7/01/02)                                   7/02 at 102   AAA             1,530,472

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13  No Opt. Call   Aaa             1,715,830

    3,000,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1991 Series A,
                 5.750%, 12/01/21 (Pre-refunded to 12/01/01)                                12/01 at 100   Aaa             3,170,640

    1,750,000   Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/98)                                                   7/98 at 102   AAA             1,791,055

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7.000%, 7/01/21
                 (Pre-refunded to 7/01/01)                                                   7/01 at 102   Aaa             3,313,410


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

    3,225,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                     7/01 at 103   N/R             3,620,255

    2,000,000   Massachusetts Municipal Wholesale Electric Company, A Public Corporation of The Commonwealth of
                 Massachusetts, Power Supply System Revenue Bonds, 6.000%, 7/01/18           7/02 at 100   Aaa             2,103,960


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

    3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds, 1993 Series B,
                 5.000%, 3/01/22                                                             3/03 at 100   A               2,902,560
------------------------------------------------------------------------------------------------------------------------------------

$  95,115,000   Total Investments - (cost $94,334,218) - 97.9%                                                           100,775,384
=============

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.3%

$    300,000    Massachusetts Health and Educational Facilities Authority (Capital
============     Asset Program), Variable Rate Demand Bonds, 3.950%, 1/01/35+                              VMIG-1       $    300,000

                Other Assets Less Liabilities - 1.8%                                                                       1,860,586
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 102,935,970
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
                            May 31, 1998
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATIONAL AND CIVIC ORGANIZATIONS - 5.7%

$     500,000   The Industrial Development Authority of the City of Kansas City, Missouri (Ewing Marion Kauffman
                 Foundation Project), Fixed Rate Revenue Bonds, Series 1997B,
                 5.700%, 4/01/27                                                             4/07 at 100   AAA         $     526,545

    1,775,000   Northwest Missouri State University, Housing System Revenue Bonds
                 Series 1998, 7.000%, 6/01/11                                                6/08 at 100   Aaa             2,129,343


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.3%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                  (BJC Health System), Series 1994A, 6.750%, 5/15/12                        No Opt. Call   AA              1,188,260

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Refunding
                 Revenue Bonds (SSM Health Care), Series 1992AA, 6.250% 6/01/07              6/02 at 102   Aaa             1,089,460

    1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                 (Lake of the Ozarks General Hospital, Inc.), Series 1996, 6.500%, 2/15/21   2/06 at 102   BBB+            1,088,410

    1,000,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County Memorial Hospital), Series 1997,
                 5.750%, 11/15/12                                                           5/05 at 101 1/2N/R             1,008,230


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.0%

    1,550,000   Missouri Housing Development Commission, Multifamily Housing Revenue Bonds (Brookstone Village
                 Apartments Project), 1996 Series A, 6.100%, 12/01/21 (Alternative
                 Minimum Tax)                                                               12/06 at 102   Aaa             1,625,981

      650,000   The Industrial Development Authority of the City of Kansas City Missouri, Multifamily Housing Revenue
                 Refunding Bonds (President Gardens Apartment Project), Series 1997A,
                 5.550%, 8/01/25                                                             2/08 at 102   AAA               657,748

    1,250,000   The Industrial Development Authority of St. Charles County, Missouri, Multifamily Housing Revenue
                 Bonds (Ashwood Apartments Project), Series 1998A 5.600% 4/01/30
                 (Alternative Minimum Tax)                                                   4/08 at 102   Aaa             1,256,350

    1,045,000   The Industrial Development Authority of the County of St. Louis, Missouri, Multifamily Housing Revenue
                 Refunding Bonds (GNMA Collateralized-South Summit Apartments Project), Series 1997A,
                 5.950%, 4/20/17                                                             4/07 at 102   AAA             1,105,924

      600,000   Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized-South Summit Apartments
                 Project), Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)          4/07 at 102   AAA               631,842

    1,250,000   The Industrial Development Authority of The City of University City, Missouri, Multifamily Housing
                 Revenue Refunding Bonds (GNMA Collateralized-Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20                                                           12/05 at 102   AAA             1,298,975


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

    2,190,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Series 1991-A
                 (GNMA Mortgage-Backed Securities Program), 7.375%, 8/01/23 (Alternative
                 Minimum Tax)                                                                2/01 at 102   AAA             2,316,056

    1,835,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership
                 Loan Program), 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)     3/06 at 105   AAA             2,065,036


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 17.2%

    2,020,000   Ritenour School District of St. Louis County, Missouri, General Obligation School Bonds, Series 1995,
                 7.375%, 2/01/12                                                            No Opt. Call   Aaa             2,519,546

    1,500,000   Francis Howell School District, St. Charles County, Missouri, General Obligation Refunding Bonds,
                 Series 1994A, 7.800%, 3/01/08                                              No Opt. Call   Aaa             1,890,480

    1,000,000   School District of the City of St. Charles, Missouri, General Obligation Bonds (Missouri Direct Deposit
                 Program), Series 1996A, 5.625%, 3/01/14                                     3/06 at 100   AA              1,054,140

    1,395,000   The Board of Education of the City of St. Louis (Missouri), General Obligation School Refunding Bonds,
                  Series 1993A, 8.500%, 4/01/07                                             No Opt. Call   Aaa             1,805,800

      625,000   Reorganized School District No. R-IV of Stone County, Missouri (Reeds Spring, Missouri), General
                 Obligation School Building Refunding and Improvement Bonds, Series 1995,
                 7.600%, 3/01/10                                                            No Opt. Call   Aaa               799,325

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.5%

$   1,000,000   Regional Convention and Sports Complex Authority, Convention and Sports Facility Project and
                 Refunding Bonds, Series A 1993 (State of Missouri Sponsor), 5.500%, 8/15/13 8/03 at 102   A1          $   1,027,140

    1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold Revenue Bonds, Fort Zumwalt, S.D.,
                 St. Charles County, Series 1997, 5.600%, 3/01/17                            3/07 at 100   Aaa             1,043,480

    1,000,000   Land Clearance For Redevelopment Authority of Kansas City, Missouri, Lease Revenue Bonds (Municipal
                 Auditorium and Muehlebach Hotel Redevelopment Projects), Series 1995A,
                 5.900%, 12/01/18                                                           12/05 at 102   Aaa             1,072,810

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue Capital Improvement Bonds (Kansas
                 City, Missouri, Lessee), Series 1996B, 5.700%, 1/15/13                      1/06 at 101   Aaa             1,064,750

    1,800,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold Revenue Improvement Bonds,
                 Series 1996A (City of St. Louis, Missouri, Lessee), 5.750%, 2/15/11         2/06 at 102   Aaa             1,950,966

    1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding Bonds,
                 5.850%, 7/15/09                                                             7/30 at 102   Aa3             1,593,105


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.0%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport Revenue Bonds, Series 1996A,
                 6.900%, 9/01/11 (Alternative Minimum Tax)                                   9/04 at 101   Aaa             1,692,480

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997 (1997 Capital Improvement Program),
                 Lambert-St. Louis International Airport, 6.000%, 7/01/12
                 (Alternative Minimum Tax)                                                  No Opt. Call   Aaa             1,117,440


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.5%

    1,290,000   Health and Education Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds
                 (SSM Health Care Obligated Group Projects), Series 1990B, 7.000%, 6/01/15  No. Opt. Call  Aaa             1,394,516

    1,500,000   Certificates of Receipt, Series 1993. St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue
                 Bonds, Series 1989A, 5.650%, 7/01/20 (Alternative Minimum Tax)             No Opt. Call   AAA             1,643,220

    1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Improvement and Refunding Bonds,
                 Series 1992 (City of St. Louis Missouri, Lessee), 6.250%, 2/15/12
                 (Pre-refunded to 2/15/05)                                                   2/05 at 100   Aaa             1,424,405


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.4%

    1,225,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Kansas City Project), Series 1995B,
                 7.750%, 1/01/08                                                             1/05 at 102   Aa1             1,482,127

    1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Branson Project), Series 1995A,
                 6.050%, 7/01/16                                                             7/04 at 102   Aaa             1,090,800

    1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-Multiple Participant Series), Series 1996D,
                 5.875%, 1/01/15                                                             1/06 at 101   Aa1             1,065,430

      350,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),Water Pollution
                 Control Revenue Bonds (State Revolving Fund Program-City of Kansas City Project), Series 1997C,
                 6.750%, 1/01/12                                                            No Opt. Call   Aa1               421,046

      750,000   The City of St. Louis, Missouri, Water Revenue Refunding and Improvement Bonds, Series 1994,
                 6.000%, 7/01/14                                                             7/04 at 102   Aaa               819,900
------------------------------------------------------------------------------------------------------------------------------------

$  41,375,000   Total Investments - (costs $42,958,628) - 97.9%                                                           45,961,066
=============

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%
 $    300,000   The Industrial Development Authority of the City of Independence, Missouri, Variable Rate Demand
=============
                Industrial Development Revenue Bonds (The Groves and Graceland College Nursing Arts Center
                 Projects), Series 1997A, 4.000%, 11/01/27+                                                A-1+        $     300,000
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.5%                                                                         674,254
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $  46,935,320
                ====================================================================================================================


* Optional Call Provisions: (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                 See accompanying notes to financial statements.

                           PORTFOLIO OF INVESTMENTS
                           NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND (NPW) May 31, 1998

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATIONAL AND CIVIC ORGANIZATIONS - 5.1%

$   1,400,000   Washington State University, Housing and Dining System Revenue and Refunding Bonds,
                 Series 1994, 6.375%, 10/01/18                                              10/04 at 101   Aaa         $   1,545,684

    1,000,000   University of Washington, Housing and Dining System Revenue Refunding Bonds, Junior Lien
                 Series 1996, 5.125%, 12/01/15                                              12/06 at 102   Aaa             1,007,680

       65,000   Western Washington University, Housing and Dining System Revenue Bonds, Series 1992,
                 6.375%, 10/01/22                                                           10/02 at 101   Aaa                70,153


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 9.9%

    2,000,000   Washington Health Care Facilities Authority, Highline Community Hospital,
                 Series 1998, 5.000%, 8/15/21                                                8/08 at 102   AA              1,915,100

    2,000,000   Washington Health Care Authority, Revenue Bonds, Series 1992 (The Children's Hospital and Medical
                 Center, Seattle), 6.125%, 10/01/13                                         10/02 at 102   Aaa             2,167,900

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1993A (The Heart Institute of
                 Spokane), 5.800%, 8/15/18                                                   8/04 at 102   AA-             1,038,240


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

      970,000   Washington State Housing Finance Commission, Multifamily Mortgage Revenue Bonds (GNMA
                 Mortgage Backed Securities Program), Series 1989A, 7.700%, 7/01/32
                 (Alternative Minimum Tax)                                                   1/00 at 103   AAA             1,018,558

    2,000,000   Housing Authority of the County of King Washington, Housing Revenue Bonds, 1995 (Woodridge Park
                 Project), 6.350%, 5/01/25 (Alternative Minimum Tax)                         5/05 at 100   AA+             2,087,320


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.4%

    1,610,000   Washington State Housing Finance Commission, Single-Family Mortgage Revenue Bonds (Mortgage
                 Backed Securities Program), Series 1992D-1, 6.150%, 1/01/26
                 (Alternative Minimum Tax)                                                  No Opt. Call   AAA             1,751,294

      500,000   Washington State Housing Finance Commission, Single Family Program Bonds, 1997 Series 2A,
                 6.050%, 12/01/16                                                            6/07 at 102   Aaa               524,585


------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE- 3.5%

    1,640,000   Housing Authority of Skagit County, Low-Income Housing Assistance Revenue Bonds, 1993
                  (GNMA Collateralized Mortgage Loan-Sea Mar Project), 7.000%, 6/20/35      11/04 at 104   AAA             1,839,768


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 20.7%

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,
                 6.000%, 5/01/19                                                             5/04 at 100   Aa1             2,108,660

    1,655,000   Everett, Limited Tax General Obligation Bonds, 5.125%, 9/01/17               9/07 at 100   Aaa             1,660,313

    1,000,000   Federal Way School District No. 210, King County, Washington, Unlimited Tax General Obligation and
                 Refunding Bonds, 1993, 5.750%, 12/01/12                                    No Opt. Call   Aaa             1,108,410

    1,360,000   Tahoma School District No. 409, King County, Washington, Unlimited Tax General Obligation
                 Improvement and Refunding Bonds, 1997, 6.000%, 12/01/10                    No Opt. Call   Aaa             1,544,402

    1,000,000   Peninsula School District No. 401, Pierce County, Washington, Unlimited Tax General Obligation
                 Refunding Bonds, 1993, 5.500%, 12/01/09                                    No Opt. Call   Aaa             1,082,980

    1,000,000   The City of Renton, Washington, Limited Tax General Obligation Bonds, General Purpose/Public
                 Improvement Bonds, 1997B, 5.750%, 12/01/17                                  6/07 at 100   Aaa             1,061,290

    1,500,000   Mukilteo School District No. 6, Snohomish County, Washington, Unlimited Tax General Obligation and
                 Refunding Bonds, 1993, 5.700%, 12/01/12                                    No Opt. Call   Aaa             1,656,465

      500,000   Edmonds School District No. 15, Snohomish County, Washington, Unlimited Tax General Obligation
                 Bonds, Series 1994, 6.500%, 12/01/08                                       No Opt. Call   AA-               579,800


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.6%

                Seattle Indian Services Commission, Special Obligation Bonds, 1994:
    1,000,000    6.000%, 11/01/16                                                           11/04 at 100   Aa1             1,061,070
      750,000    6.150%, 11/01/24                                                           11/04 at 100   Aa1               810,945


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A, 5.500%, 9/01/21    9/06 at 101   Aaa             1,339,806

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General Obligation Bonds, 1994 Series B,
                 6.000%, 12/01/04 (Alternative Minimum Tax)                                 No Opt. Call   Aaa             1,099,750

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.8%

$   1,250,000   Washington Health Care Facilities Authority, Revenue Bonds Refunding Series 1992 (Franciscan
                 Health System/Saint Clare Hospital, Tacoma), 6.625%, 7/01/20
                 (Pre-refunded to 7/01/02)                                                   7/02 at 102   Aaa         $   1,388,075

    2,400,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (Swedish Hospital Medical
                 Center, Seattle), 6.300%, 11/15/22 (Pre-refunded to 11/15/02)              11/02 at 102   Aaa             2,651,712

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A, 6.000%, 12/01/14
                 (Pre-refunded to 12/01/00)                                                 12/00 at 100   AA-***          1,048,400

    1,435,000   Western Washington University, Housing and Dining System Revenue Bonds, 6.375%, 10/01/22
                 (Pre-refunded to 10/01/02)                                                 10/02 at 101   Aaa             1,576,391


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.3%

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17                                                             7/03 at 102   Aaa             1,034,010

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds, Series 1993B,
                 7.000%, 7/01/09                                                            No Opt. Call   Aa1             1,187,880

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington, Electric Revenue Bonds, 1995,
                 5.650%, 10/01/15                                                           10/05 at 101   Aaa             1,155,220

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric Project, Revenue Refunding Bonds,
                 Series 1993, 5.500%, 10/01/22                                              10/03 at 102   Aa1             1,018,640

      500,000   The City of Seattle, Washington, Municipal Light and Power Revenue Bonds,
                 1992A, 5.750%, 8/01/12                                                      8/02 at 102   AA                531,015

    1,000,000   City of Seattle, Washington, Municipal Light and Power Revenue Bonds,
                 5.625%, 10/01/21                                                           10/06 at 102   Aaa             1,046,620

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington, Generation System Revenue Bonds,
                 Series 1993B, 5.750%, 1/01/09 (Alternative Minimum Tax)                     1/04 at 102   A1              1,466,438


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.2%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue Refunding Bonds, 1994,
                 5.875%, 7/01/09                                                             7/04 at 100   Aa              1,128,708

    1,035,000   Covington Water District, Water Revenue Bonds, Refunding Series 1995,
                 6.050%, 3/01/20                                                             3/05 at 100   Aaa             1,102,844

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, 1996, 5.750%, 7/01/16        7/06 at 100   Aaa               844,376

      900,000   City of Richland, Washington, Water and Sewer Improvement Revenue Bonds,
                 1993, 5.625%, 4/01/12                                                       4/03 at 100   Aaa               945,441

    1,200,000   Sammamish Plateau Water and Sewer District, King County, Washington, Water and Sewer Revenue
                 Refunding Bonds, 1996, 5.500%, 12/01/16                                    12/06 at 100   Aaa             1,234,452

      500,000   The City of Seattle, Washington, Water System and Refunding Revenue Bonds,
                 1993, 5.250%, 12/01/23                                                      6/03 at 101   AA                500,870

    1,000,000   Yakima-Tieton Irrigation District, Yakima County, Washington, Refunding Revenue Bonds, 1992,
                 6.125%, 6/01/13                                                             6/03 at 102   Aaa             1,090,470
------------------------------------------------------------------------------------------------------------------------------------

$  47,805,000   Total Investments - (cost $47,643,718) - 98.2%                                                            51,031,735
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$     200,000   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds (Sisters of
=============
                 Providence), Series 1985B, 3.950%, 10/01/05+                                                 VMIG-1         200,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                         716,360
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  51,948,095
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
May 31, 1998

                                                            CONNECTICUT        MASSACHUSETTS            MISSOURI          WASHINGTON
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at
   market value (note 1)                                   $111,997,081         $100,775,384         $45,961,066         $51,031,735
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)       --              300,000             300,000             200,000
 Cash                                                                --              230,610              22,063              57,938
 Receivables:
   Interest                                                   1,969,949            1,852,756             842,644             883,115
   Investments sold                                                  --              200,000                  --                 --
 Other assets                                                    13,877               12,307               4,418               2,918
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          113,980,907          103,371,057          47,130,191          52,175,706
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                 133,034                   --                  --                  --
 Accrued expenses:
   Management fees (note 6)                                      62,157               56,478              25,741              28,462
   Other                                                         47,720               45,592              30,971              47,606
 Preferred share dividends payable                                9,441                6,988               5,326               5,380
 Common share dividends payable                                 344,483              326,029             132,833             146,163
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         596,835              435,087             194,871             227,611
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $113,384,072         $102,935,970         $46,935,320         $51,948,095
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value                     $ 38,300,000         $ 34,000,000         $16,000,000         $17,000,000
====================================================================================================================================

Preferred shares outstanding                                      1,532                1,360                 640                 680
====================================================================================================================================

Common shares outstanding                                     5,180,192            4,624,524           2,142,460           2,320,051
====================================================================================================================================

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                            $      14.49         $      14.91         $     14.44          $    15.06
====================================================================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1998

                                                            CONNECTICUT        MASSACHUSETTS            MISSOURI          WASHINGTON
INVESTMENT INCOME (NOTE 1)                                   $6,139,952           $5,781,968          $2,581,960          $2,832,407
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                       726,805              661,353             301,470             333,129
 Preferred shares - auction fees                                 95,750               85,001              40,000              42,501
 Preferred shares - dividend disbursing agent fees                9,629                9,548               9,629               9,548
 Shareholders' servicing agent fees and expenses                 17,063                8,584               7,125               2,997
 Custodian's fees and expenses                                   38,206               37,528              32,810              32,080
 Trustees' fees and expenses (note 6)                             1,991                1,893               1,363               1,408
 Professional fees                                               17,228               16,910              16,732              16,554
 Shareholders' reports - printing and mailing expenses           31,228               28,835              20,183               7,333
 Stock exchange listing fees                                     16,188               16,183               1,979               2,121
 Investor relations expense                                       9,701                8,222               4,190               3,945
 Other expenses                                                  16,793               16,523              12,353              12,446
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  980,582              890,580             447,834             464,062
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         5,159,370            4,891,388           2,134,126           2,368,345
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4) 422,013              671,439             380,799              94,941
 Net change in unrealized appreciation or
   depreciation of investments                                4,143,106            3,102,632           1,267,040           2,195,317
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     4,565,119            3,774,071           1,647,839           2,290,258
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $9,724,489           $8,665,459          $3,781,965          $4,658,603
====================================================================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                      CONNECTICUT                            MASSACHUSETTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                5/31/98              5/31/97             5/31/98            5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                     $  5,159,370         $  5,134,299         $ 4,891,388        $ 4,887,537
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               422,013             (580,033)            671,439           (139,469)
 Net change in unrealized appreciation or
  depreciation of investments                                 4,143,106            3,607,938           3,102,632          2,550,049
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    9,724,489            8,162,204           8,665,459          7,298,117
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (4,108,452)          (3,909,724)         (3,905,877)        (3,840,666)
   Preferred shareholders                                    (1,169,485)          (1,050,779)         (1,096,311)        (1,017,157)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (5,277,937)          (4,960,503)         (5,002,188)        (4,857,823)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                             413,844              394,287             266,611            262,693
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions      413,844              394,287             266,611            262,693
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                   4,860,396            3,595,988           3,929,882          2,702,987
Net assets at beginning of year                             108,523,676          104,927,688          99,006,088         96,303,101
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $113,384,072         $108,523,676        $102,935,970        $99,006,088
===================================================================================================================================

Balance of undistributed net investment income
  at end of year                                           $    284,103         $    402,670        $    214,228        $   325,028
===================================================================================================================================

                                                                       MISSOURI                               WASHINGTON
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                5/31/98              5/31/97             5/31/98            5/31/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                      $ 2,134,126          $ 2,125,190         $ 2,368,345        $ 2,371,693
 Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               380,799              135,827              94,941             22,234
 Net change in unrealized appreciation or
   depreciation of investments                                1,267,040            1,026,731           2,195,317          1,324,756
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    3,781,965            3,287,748           4,658,603          3,718,683
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (1,629,870)          (1,553,262)         (1,753,958)        (1,742,358)
   Preferred shareholders                                      (526,508)            (524,137)           (596,423)          (602,507)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (2,156,378)          (2,077,399)         (2,350,381)        (2,344,865)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                              85,411                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions       85,411                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets                                   1,710,998            1,210,349           2,308,222          1,373,818
Net assets at beginning of year                              45,224,322           44,013,973          49,639,873         48,266,055
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $46,935,320          $45,224,322         $51,948,095        $49,639,873
===================================================================================================================================

Balance of undistributed net investment income
  at end of year                                            $   156,882          $   179,134         $   105,628        $    87,664
===================================================================================================================================



                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri and Washington are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Number of Shares:
   Series Th                                                 1,532         1,360          640          680
==========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                            CONNECTICUT                MASSACHUSETTS
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           5/31/98      5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            27,446       25,362       17,254        18,609
==========================================================================================================
                                                              MISSOURI                   WASHINGTON
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           5/31/98      5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------

Shares issued to shareholders
   due to reinvestment of
   distributions                                             5,923           --           --            --
==========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 15, 1998, as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0665        $.0705       $.0620       $.0630
==========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the year ended May 31, 1998, were as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $16,347,950   $16,775,239  $12,062,820   $4,928,148
   Temporary municipal investments                       5,600,000     8,300,000    4,800,000    4,600,000
Sales and Maturities:
   Investments in municipal securities                  14,670,110    16,722,320   11,650,583    4,939,330
   Temporary municipal investments                       6,300,000     8,200,000    7,800,000    4,400,000
==========================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                 $  895,482    $  615,511   $  949,075     $469,931
   2004                                                  1,105,901       945,779      708,417       70,082
   2005                                                    847,914       195,761           --           --
----------------------------------------------------------------------------------------------------------

Total                                                   $2,849,297    $1,757,051   $1,657,492     $540,013
==========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                      CONNECTICUT MASSACHUSETTS     MISSOURI   WASHINGTON
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $6,012,681    $6,441,166   $3,002,438   $3,394,435
   depreciation                                           (41,194)           --           --       (6,418)
---------------------------------------------------------------------------------------------------------

Net unrealized appreciation                            $5,971,487    $6,441,166   $3,002,438   $3,388,017
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                                                MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For net assets over $2 billion                                                                   .5875 of 1
===========================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 1998, net assets consisted of:

                                                      CONNECTICUT  MASSACHUSETTS     MISSOURI   WASHINGTON
----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $ 38,300,000  $ 34,000,000  $16,000,000  $17,000,000
Common shares, $.01 par value per share                     51,802        46,245       21,425       23,201
Paid-in surplus                                         71,625,977    63,991,382   29,412,067   31,971,262
Balance of undistributed net investment income             284,103       214,228      156,882      105,628
Accumulated net realized gain (loss)
  from investment transactions                          (2,849,297)   (1,757,051)  (1,657,492)    (540,013)
Net unrealized appreciation of investments               5,971,487     6,441,166    3,002,438    3,388,017
----------------------------------------------------------------------------------------------------------

Net assets                                            $113,384,072  $102,935,970  $46,935,320  $51,948,095
==========================================================================================================

Authorized shares:
   Common                                                Unlimited     Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited     Unlimited    Unlimited    Unlimited
==========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:

                                             Investment Operations                             Less Distributions
                                   -------------------------------------------------------------------------------------------
                                               Net                 Net          Net
                                               Realized/           Investment   Investment     Capital       Capital
                      Beginning    Net         Unrealized          Income       Income         Gain          Gain
                      Net Asset    Investment  Investment          To Common    To Preferred   To Common     To Preferred
                      Value        Income      Gain (Loss) Total   Shareholders Shareholders+  Shareholders  Shareholders+ Total
Connecticut
Year Ended 5/31:
         1998         $ 13.63      $ 1.00      $ .89       $ 1.89  $ (.80)      $ (.23)        $--           $--           $ (1.03)
         1997           12.99        1.00        .60         1.60    (.76)        (.20)         --            --              (.96)
         1996           13.20         .98       (.21)         .77    (.73)        (.25)         --            --              (.98)
         1995           12.45         .98        .74         1.72    (.74)        (.23)         --            --              (.97)
         1994           13.96         .77      (1.40)        (.63)   (.61)        (.13)         --            --              (.74)
Massachusetts
Year Ended 5/31:
         1998           14.11        1.06        .83         1.89    (.85)        (.24)         --            --             (1.09)
         1997           13.58        1.06        .53         1.59    (.84)        (.22)         --            --             (1.06)
         1996           13.76        1.05       (.19)         .86    (.80)        (.24)         --            --             (1.04)
         1995           12.90        1.04        .84         1.88    (.78)        (.24)         --            --             (1.02)
         1994           14.08         .87      (1.01)        (.14)   (.74)        (.15)         --            --             (.89)
Missouri
Year Ended 5/31:
         1998           13.68         .99        .78         1.77    (.76)        (.25)         --            --             (1.01)
         1997           13.11        1.00        .55         1.55    (.73)        (.25)         --            --              (.98)
         1996           13.37         .96       (.30)         .66    (.67)        (.25)         --            --              (.92)
         1995           12.35         .95       1.02         1.97    (.69)        (.26)         --            --              (.95)
         1994           13.90         .76      (1.40)        (.64)   (.59)        (.14)         --            --              (.73)
Washington
Year Ended 5/31:
         1998           14.07        1.02        .99         2.01    (.76)        (.26)         --            --             (1.02)
         1997           13.48        1.02        .58         1.60    (.75)        (.26)         --            --             (1.01)
         1996           13.71        1.02       (.23)         .79    (.74)        (.28)         --            --             (1.02)
         1995           12.97        1.01        .77         1.78    (.77)        (.27)         --            --             (1.04)
         1994           14.09         .91       (.93)        (.02)   (.76)        (.16)        (.01)          --              (.93)

                                                                               Total Returns
                                                                       -----------------------------
                         Organization and
                         Offering Costs and
                         Preferred Share     Ending
                         Underwriting        Net Asset   Ending        Based on        Based on Net
                         Discounts           Value       Market Value  Market Value**  Asset Value**
Connecticut
Year Ended 5/31:
         1998            $--                 $14.49      $15.5000      15.61%          12.39%
         1997             --                  13.63       14.1250       9.58           11.01
         1996             --                  12.99       13.6250      14.06            3.97
         1995             --                  13.20       12.6250       2.22           12.74
         1994            (.14)                12.45       13.1250      (8.73)          (6.74)
Massachusetts
Year Ended 5/31:
         1998             --                  14.91       16.5000      18.08           11.91
         1997             --                  14.11       14.7500      13.76           10.28
         1996             --                  13.58       13.7500       8.99            4.55
         1995             --                  13.76       13.3750      14.12           13.58
         1994            (.15)                12.90       12.5000     (13.64)          (3.38)
Missouri
Year Ended 5/31:
         1998             --                  14.44       14.1875      14.53           11.31
         1997             --                  13.68       13.0625      10.53           10.09
         1996             --                  13.11       12.5000      10.07            3.09
         1995             --                  13.37       12.0000       6.13           14.74
         1994            (.18)                12.35       12.0000     (17.26)          (7.16)
Washington
Year Ended 5/31:
         1998             --                  15.06       13.6250      15.26           12.64
         1997             --                  14.07       12.5000      12.94           10.16
         1996             --                  13.48       11.7500       7.44            3.75
         1995             --                  13.71       11.6250        .41           12.36
         1994            (.17)                12.97       12.3750     (16.88)         (2.73)

                                       Ratios/Supplemental Data
                          ----------------------------------------------------
                                                    Ratio of Net
                                       Ratio of     Investment
                          Ending       Expenses to  Income to        Portfolio
                          Net Assets   Average      Average          Turnover
                          (000)        Net Assets++ Net Assets++     Rate
Connecticut
Year Ended 5/31:
         1998             $ 113,384     .88%        4.61%             13%
         1997               108,524     .89         4.79              18
         1996               104,928     .89         4.71              15
         1995               105,851     .92         4.99              18
         1994               101,595     .95         3.95               9
Massachusetts
Year Ended 5/31:
         1998               102,936     .88         4.81              17
         1997                99,006     .88         4.99              22
         1996                96,303     .88         4.95              18
         1995                97,071     .94         5.20              29
         1994                93,078     .97         4.26              33
Missouri
Year Ended 5/31:
         1998                46,935     .97         4.60              25
         1997                45,224     .99         4.74              36
         1996                44,014    1.01         4.57              34
         1995                44,566    1.08         4.86              34
         1994                42,343    1.05         3.92              39
Washington
Year Ended 5/31:
         1998                51,948     .91         4.62              10
         1997                49,640     .94         4.83              11
         1996                48,266     .94         4.81              20
         1995                48,812    1.04         5.04              16
         1994                47,095    1.08         4.42              29

*  Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.
+  The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND
INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
Photo of: JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286

www.nuveen.com



                                                                      FAN-3-5-98

                                                                         ANNEX A



                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB           Debt rated 'BB' has less near-term vulnerability to
                  default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC--' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (--): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

------------------

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign + designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well established industries.

         --       High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                                                         ANNEX B



         NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

         FIRST: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $50,000 per share, having such designation or designations as to series as is set forth in Section 1 of APPENDIX A hereto and such number of shares per such series as is set forth in Section 2 of APPENDIX A hereto.

         SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of APPENDIX A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):


                                   DEFINITIONS

         EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN SECTION 3 OF APPENDIX A HERETO, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "'AA' COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; PROVIDED, HOWEVER, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120-Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                  (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

                  (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; PROVIDED, HOWEVER, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

                  (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes
(TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BAN's) that are rated by S&P.

                  (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e) (i) of Section 2 of Part I of this Statement.

                  (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

                  (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

                  (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

                  (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of this Statement.

                  (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

                  (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

                  (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (n) "BENCHMARK RATE" shall have the meaning specified in
Section 12 of APPENDIX A hereto.

                  (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

                  (p) "BID" AND "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (q) "BIDDER" AND "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; PROVIDED, HOWEVER, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

                  (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

                  (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                  (v) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                  (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

                  (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                  (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

                  (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

                  (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean,
(i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

                  (cc) "DIVIDEND COVERAGE AMOUNT," as of any Valuation Date, shall mean, with respect to each share of MuniPreferred, (i) the aggregate amount of dividends that will accumulate on such share of MuniPreferred to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such share of MuniPreferred.

                  (dd) "DIVIDEND COVERAGE ASSETS," as of any Valuation Date, shall mean, with respect to each share of MuniPreferred, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

                  (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

                  (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

                  (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section II of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

                  (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

                  (kk) "GROSS-UP PAYMENT" shall have the meaning specified in
Section 4 of APPENDIX A hereto.

                  (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

                  (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time,

                  (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of APPENDIX A hereto.

                  (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                  (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

                  (ss) "LATE CHARGE" shall have the meaning specified in subparagraph (e) (1) (B) of Section 2 of Part I of this statement.

                  (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $50,000 times that number.

                  (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

                  (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

                  (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                           (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                                    (A) the dividend rate on shares of such
                  series for the then-ending Rate Period; and

                                    (B) the product of (1) the higher of (x) the
                  Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                           (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than

         364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

                  (xx) "MINIMUM LIQUIDITY LEVEL" shall have the meaning specified in Section 8 of Part I of this Statement.

                  (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

                  (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                  (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

                  (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


    FEDERAL TAX RATE INCREASE           VOLATILITY FACTOR
    -------------------------           -----------------
              5%                                295%
             10%                                317%
             15%                                341%
             20%                                369%
             25%                                400%
             30%                                436%
             35%                                477%
             40%                                525%

                  (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

                  (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $50,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4 (d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that
(1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through
(i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

                  (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

                  (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

                  (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

                  (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

                  (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by
Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                  (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                  (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.


                  (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

                  (ooo) "ORDER" AND "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (qqq) "OTHER ISSUES," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                  (sss) "PERMANENT INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                  (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                  (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

                  (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

                  (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of APPENDIX A hereto.

                  (zzz) "RATE MULTIPLE" shall have the meaning specified in
Section 4 of APPENDIX A hereto.

                  (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

                  (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

                  (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean
(A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                  (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

                  (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

                  (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

                  (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

                  (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                  (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

                  (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

                  (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                  (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

                  (nnnn) "SELL ORDER" AND "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                  (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of
Section 4 of Part I of this Statement.

                  (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a) (i) of Section 11 of Part I of this Statement.

                  (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of this Statement.

                  (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of this Statement.

                  (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

                  (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; PROVIDED, HOWEVER, that none of such entities shall be a Commercial Paper Dealer.

                  (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; PROVIDED, HOWEVER, that none of such entities shall be a U.S. Government Securities Dealer.

                  (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                  (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

                  (aaaaa) "TAXABLE INCOME" shall have the meaning specified in
Section 12 of APPENDIX A hereto.

                  (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (PROVIDED, HOWEVER, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; PROVIDED, HOWEVER, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

                  (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

                  (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

                  (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

                  (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note

Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                  (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

                  (iiiii) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

                  (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

                  (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         Any additional definitions specifically set forth in Section 8 of APPENDIX A hereto shall be incorporated herein and made part hereof by reference thereto.


                                     PART I

         1.       NUMBER OF AUTHORIZED SHARES

         The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of APPENDIX A hereto.

         2.       DIVIDENDS

                  (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

                  (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part 1), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                  (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

                  (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of APPENDIX A hereto; PROVIDED, HOWEVER, that:

                           (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in
         Section 1 of APPENDIX A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                           (ii) notwithstanding Section 9 of APPENDIX A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; PROVIDED, HOWEVER, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and FURTHER PROVIDED that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this
         Part I.

                  (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) Dividend Rates. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of APPENDIX A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; PROVIDED, HOWEVER, that if:

                                    (A) an Auction for any such Subsequent Rate
                  Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor,

                                    (B) any Failure to Deposit shall have
                  occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
                  Section 11 of this Part I, an amount computed by multiplying
                  (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by
                  (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                                    (C) any Failure to Deposit shall have
                  occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph
                  (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3 "/BB-"); or

                                    (D) any Failure to Deposit shall have
                  occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph
                  (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period
                  (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3 "/BB-") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                           (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                  (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

                  (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                  (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

                  (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

         3.       GROSS-UP PAYMENTS

         Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

                  (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                  (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                  (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

         4.       Designation of Special Rate Periods

                  (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

                  (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of APPENDIX A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of APPENDIX A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of APPENDIX A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

                  (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

                  (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                           (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period,
         (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                           (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

                  (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or
(d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d) (i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this
Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

         5.       Voting Rights

                  (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; PROVIDED, HOWEVER, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

                  (b) VOTING FOR ADDITIONAL DIRECTORS. (i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs
(A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number, and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                                    (A) if at the close of business on any
                  dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                    (B) if at any time holders of shares of
                  Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

                           (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the
         Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

                           (iii) Terms of Office of Existing Directors. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

                           (iv) Terms of Office of Certain Directors to
         Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph
         (b)(i) of this Section 5.

                  (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS.
(i) Increases in Capitalization. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting (voting separately as one class): (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this
Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; PROVIDED, HOWEVER, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of APPENDIX A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 662/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting (voting separately as one class), file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting separately as a class).

                           (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Articles, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

                  (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof, PROVIDED, HOWEVER, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets, (y) Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor and (z) Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:


Deposit Securities                                     Moody's Exposure Period
Discounted Value                                       Moody's Volatility Factor
Dividend Coverage Amount                               1940 Act Cure Date
Dividend Coverage Assets                               1940 Act MuniPreferred Asset Coverage
Issue Type Category                                    Other Issues
Market Value                                           Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability           Receivables for Municipal Obligations Sold
Minimum Liquidity Level                                S&P Discount Factor
MuniPreferred Basic Maintenance Amount                 S&P Eligible Asset
MuniPreferred Basic Maintenance Cure Date              S&P Exposure Period
MuniPreferred Basic Maintenance Report                 S&P Volatility Factor
Moody's Discount Factor                                Valuation Date
Moody's Eligible Asset                                 Volatility Factor

                  (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

                  (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

                  (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

                  (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6.       1940 Act MuniPreferred Asset Coverage

         The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

         7.       MuniPreferred Basic Maintenance Amount

                  (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

                  (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month,
(ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

                  (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

                  (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

                  (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

                  (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

         8.       Minimum Liquidity Level

         So long as S&P is rating the shares of MuniPreferred, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then outstanding share of MuniPreferred, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only if S&P is then rating the shares of MuniPreferred.

         9.       Restrictions on Dividends and Other Distributions

                  (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

                  (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (d) of Section 12 of this
Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

         10.      Rating Agency Restrictions

         For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

                  (a)      buy or sell futures or write put or call options;

                  (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and
(ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                  (c) issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

                  (d) engage in any short sales of securities;

                  (e) lend securities;

                  (f) merge or consolidate into or with any other corporation;

                  (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

                  (h) enter into reverse repurchase agreements.

         11.      Redemption

                  (a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $50,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of APPENDIX A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                           (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

                           (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph
         (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                           (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $50,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                           (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

                  (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $50,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (PROVIDED, HOWEVER, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock

(and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed Pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                  (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

                  (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; PROVIDED, HOWEVER, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

                  (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part 1. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

                  (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         12.      Liquidation Rights

                  (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

                  (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                  (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

                  (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13.      Miscellaneous

                  (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend APPENDIX A hereto to add additional series of MuniPreferred (and terms relating thereto) to the series of MuniPreferred theretofore described thereon, and each such additional series shall be governed by the terms of this Statement as if such series had been described on APPENDIX A hereto on the date hereof.

                  (b) APPENDIX A INCORPORATED BY REFERENCE. APPENDIX A hereto is incorporated in and made a part of this Statement by reference thereto.

                  (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

                  (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

                  (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

                  (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

                  (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


                                     PART II

         1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                           (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                                    (A) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                                    (B) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                                    (C) the number of Outstanding shares, if
                  any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

                           and

                           (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                                    (B) such number or a lesser number of
                  Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
                  Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C) the number of Outstanding shares of such
                  series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
                  (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding shares of such
                  series specified in such Sell Order, or

                                    (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

         PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee Person, if permitted by the Fund) with the provisions of Section 7 of this Part II.

                           (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A) the number of Outstanding shares of such
                  series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B) such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

         2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                           (ii) the aggregate number of shares of such series that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                                    (A) the number of shares, if any, of such
                  series subject to any Hold Order of such Existing Holder,

                                    (B) the number of shares, if any, of such
                  series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                    (C) the number of shares, if any, of such
                  series subject to any Sell Order of such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder,

                           (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                                    (B) subject to subclause (A), if more than
                  one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                                    (C) subject to subclauses (A) and (B), if
                  more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                    (D) in any such event, the number, if any,
                  of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                           (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                           (ii) from the Submitted Orders for shares of such series whether:

                                    (A) the number of Outstanding shares of such
                  series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

                  exceeds or is equal to the sum of

                                    (B) the number of Outstanding shares of such
                  series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                                    (C) the number of Outstanding shares of such
                  series subject to Submitted Sell Orders

                           (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses
         (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                           (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                                    (A) (I) each such Submitted Bid of Existing
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid of Potential
                  Holders specifying such lowest rate and (II)) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                           (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                           (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of APPENDIX A hereto.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a series MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses
         (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series.

         5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period,
(i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of

MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.


         IN WITNESS WHEREOF, NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC., has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, and the said officers of the Fund further acknowledged said instrument to be the corporate act of the Fund, and stated under penalty of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on June 1, 1993.

                                            NUVEEN PREMIUM INCOME MUNICIPAL
                                            FUND 4, INC.


                                            By /s/ James J. Wesolowski
                                               ---------------------------------
                                                         James J. Wesolowski
                                                  Vice President and Secretary

ATTEST:


/s/ Scott Craven Jones
------------------------------------------
                  Scott Craven Jones
                  Assistant Secretary

                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

                                   APPENDIX A


         SERIES T: A series of 1,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series T." Each share of Series T MuniPreferred shall be issued on June 1, 1993; have an Applicable Rate for its Initial Rate Period equal to 2.625% per annum; have an initial Dividend Payment Date of June 16, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in
Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in Section 11 of
Part I of this Statement.

         SERIES TH: A series of 1,000 shares of Preferred Stock, par value $0.1 per share, liquidation preference $50,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series TH." Each share of Series TH MuniPreferred shall be issued on June 1, 1993; have an Applicable Rate for its Initial Rate Period equal to 2.625% per annum; have an initial Dividend Payment Date of June 11, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in
Part I and Part II of this Statement. The Series TH MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH MuniPreferred shall be identical except as provided in Section II of
Part I of this Statement.

         SERIES F: A series of 900 shares of Preferred Stock, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series F." Each share of Series F MuniPreferred shall be issued on June 1, 1993; have an Applicable Rate for its Initial Rate Period equal to 2.625% per annum; have an initial Dividend Payment Date of June 14, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part Il of this Statement. The Series F MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series F MuniPreferred shall be identical except as provided in Section II of Part I of this Statement.

         The number of authorized shares constituting Series T MuniPreferred is 1,000, Series TH MuniPreferred is 1,000 and Series F MuniPreferred is 900.

         Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

         Not applicable.


         For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable

Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

         "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                                                    RATING CATEGORY
                                    ---------------------------------------------------------------------------------
EXPOSURE PERIOD                     Aaa*         Aa*           A*         Baa*      OTHER**    (V) MIG-1***  SP-1+***
---------------                     ----        ----         -----       -----      -------    ------------  --------
7 weeks.....................         151%        159%         168%        202%        229%         136%        148%
8 weeks or less but greater
 than 7 weeks...............         154         164          173         205         235          137         149
9 weeks or less but greater          158         169          179         209         242          138         150
 than eight weeks...........

------------------

*      Moody's rating.

**     Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (PROVIDED, HOWEVER, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., United States Trust Company of New York or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

         "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:


PREVAILING RATING                                     PERCENTAGE
-----------------                                     ----------
"aa3"/AA- or higher................................      110%
"a3"/A-............................................      125%
"baa3"/BBB-........................................      150%
"ba3"/BB-.....................................      200%
Below "ba3"/BB-...............................      250%

PROVIDED, HOWEVER, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

         For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB-or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; PROVIDED,
HOWEVER, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of

APPENDIX A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of APPENDIX A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

         "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:


                                                       RATING CATEGORY
                                           ------------------------------------------
EXPOSURE PERIOD                            AAA*        AA*           A*          BBB*
---------------                            ----        ----         ----         ----
40 Business Days..................          190%        195%         210%        250%
22 Business Days..................          170         175          190         230
10 Business Days..................          155         160          175         215
7 Business Days...................          150         155          170         210
3 Business Days...................          130         135          150         190

------------------

*   S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; PROVIDED, HOWEVER, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and FURTHER PROVIDED that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. For purposes of the foregoing, Anticipation Notes rated SP-l+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

         "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (PROVIDED, HOWEVER, that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and FURTHER PROVIDED that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of Municipal Obligations; and (v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $ 10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities Notwithstanding the foregoing limitations:

                  (1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  (2) Municipal Obligations guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  (3) Long-term Municipal Obligations issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.


         The Initial Rate Period for shares of Series T MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding June 16, 1993.

         The Initial Rate Period for shares of Series TH MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding June 11, 1993.

         The Initial Rate Period for shares of Series F MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding June 14, 1993.


         AUGUST 31, 1993.



 PARTY:                                         SERIES OF MUNIPREFERRED:
 ------                                         ------------------------
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated..................................          Series T

Smith Barney, Harris Upham & Co.
 Incorporated..................................          Series TH

Shearson Lehman Brothers Inc...................          Series F


         Not applicable.


         Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

         Series T MuniPreferred on Wednesday, June 16, 1993, and on each Wednesday thereafter,

         Series TH MuniPreferred on Friday, June 11, 1993, and on each Friday thereafter; and

         Series F MuniPreferred on Monday, June 14, 1993, and each Monday thereafter.

         $145,000,000.


         Not applicable.

         For purpose of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $50,000.

                             ARTICLES OF CORRECTION
                                       OF
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
                 (PURSUANT TO MINNESOTA STATUTES, SECTION 5.16)

                  In order to correct that Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") of Nuveen Premium Income Municipal Fund 4, Inc., as filed with the Minnesota Secretary of State on June 1, 1993, the undersigned hereby makes the following statements:

                  1. The name of the person who signed and filed the instrument is James J. Wesolowski, Vice President and Secretary of Nuveen Premium Income Municipal Fund 4, Inc. (the "Fund"). These Articles of Correction are signed by such person or by a person authorized to sign on his behalf.

                  2. The instrument to be corrected is that Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") of the Fund filed with the Minnesota Secretary of State on June 1, 1993 (the "Statement").

                  3. The error to be corrected is the original issuance date of the three series of Preferred Stock to be created by the Statement.

                  4. The following portions of the Statement are hereby set forth in their corrected form as follows:

                  Appendix A, Section 1, line 3 of the Statement shall read in its entirety as follows: "Each share of Series T MuniPreferred shall be issued on June 4, 1993; have an Applicable".

                  Appendix A, Section 1, line 12 of the Statement shall read in its entirety as follows: "Each share of Series TH MuniPreferred shall be issued on June 4, 1993; have an Applicable Rate for its".

                  Appendix A, Section 1, line 21 of the Statement shall read in its entirety as follows: "Each share of Series F MuniPreferred shall be issued on June 4, 1993; have an Applicable Rate for its".

Dated: June 2, 1993.

                                 Nuveen Premium Income Municipal Fund 4, Inc.


                                 --------------------------------------------
                                 Name:
                                 Title:

                             ARTICLES OF CORRECTION
                                       OF
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
                 (PURSUANT TO MINNESOTA STATUTES, SECTION 5.16)


                  In order to correct that Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") of Nuveen Premium Income Municipal Fund 4, Inc., as filed with the Minnesota Secretary of State on June 1, 1993, and as corrected on June 3, 1993, the undersigned hereby makes the following statements:

                  1. The name of the person who signed and filed the instrument and the correction is James J. Wesolowski, Vice President and Secretary of Nuveen Premium Income Municipal Fund 4, Inc. (the "Fund"). These Articles of Correction are signed by such person or by a person authorized to sign on his behalf.

                  2. The instrument to be corrected is that Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") of the Fund filed with the Minnesota Secretary of State on June 1, 1993 and corrected on June 3, 1993 (the "Statement").

                  3. The error to be corrected is the par value of the Preferred Stock, Series TH, to be created by the Statement.

                  4. The following portion of the Statement is hereby set forth in its corrected form as follows:

                  Appendix A, Section 1, Line 10 of the Statement shall read in its entirety as follows: "SERIES TH: A series of 1,000 shares of Preferred Stock, par value $.01 per share, liquidation preference"

Dated:   December 20, 1993

                              NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


                              By:
                                 ------------------------------------------
                                  Larry W. Martin
                                  Vice President and Assistant Secretary

                            ARTICLES OF AMENDMENT TO
                        THE ARTICLES OF INCORPORATION OF
                  NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


1. The name of the corporation is Nuveen Premium Income Municipal Fund 4, Inc. (the "Company").

2. The amendment adopted is an amendment to the Company's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock, Series T, TH and F (the "Statement"), which is a part of the Company's Articles of Incorporation.

3. Such amendment was adopted by the Board of Directors of the Company on October 19, 1993, pursuant to Section 302A.402, Subdivision 3 of the Minnesota Business Corporation Act, and the amendment will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the division or combination exceeding the percentage of authorized shares that were unissued before the division or combination.

4. Such amendment shall be effective as of the close of business on January 6, 1994.

5. The following portions of the Statement are hereby set forth in their amended form as follows:

         a. Paragraph FIRST, Line 5 of the Statement shall read in its entirety as follows: "liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in"

         b. Definitions, Paragraph (tt) of the Statement shall read in its entirety as follows: "(tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number."

         c. Definitions, Paragraph (fff), Line 3 of the Statement shall read in its entirety as follows: "such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred"

         d. Part I, Section 2, Subparagraph (e)(ii), Line 7 of the Statement shall read in its entirety as follows: "and applying the rate obtained against $25,000."

         e. Part I, Section 11, Subparagraph (a)(i), Line 4 of the Statement shall read in its entirety as follows: "of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount"

         f. Part I, Section 11, Subparagraph (a)(i), Line 7 of the Statement shall read in its entirety as follows: "not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain"

         g. Part I, Section 11, Subparagraph (a)(iv), Line 6 of the Statement shall read in its entirety as follows: "Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an"

         h. Part I, Section 11, Subparagraph (b), Line 1 of the Statement shall read in its entirety as follows: "(b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share"

         i. Appendix A, Section 1, Series T, Lines 1 and 2 of the Statement shall read in their entirety as follows: "SERIES T:
                  A series of 2,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series T.""

         j. Appendix A, Section 1, Series TH, Lines 1 and 2 of the Statement shall read in their entirety as follows: "SERIES TH:" A series of 2,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series TH.""

         k. Appendix A, Section 1, Series F, Lines I and 2 of the Statement shall read in their entirety as follows: "SERIES F:
                  A series of 1,800 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series F.""

         l. Appendix A, Section 2 of the Statement shall read in its entirety as follows: "The number of authorized shares constituting Series T MuniPreferred is 2,000, Series TH MuniPreferred is 2,000 and
                  Series F MuniPreferred is 1,800."

         m. Appendix A, Section 12, Line 25 of the Statement shall, read in its entirety as follows: "of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000."

         IN WITNESS WHEREOF, the undersigned, being duly authorized on behalf of the Company has executed these Articles of Amendment this 3rd day of January, 1994.

                                             NUVEEN PREMIUM INCOME
                                             MUNICIPAL FUND 4, INC


                                             By: /s/ Gifford R. Zimmerman
                                                 -----------------------------
                                                      Gifford R. Zimmerman,
                                                      Vice President and
                                                      Assistant Secretary

                            PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article EIGHTH of the Registrant's Articles of Incorporation provide as follows:

To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceedings, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon
(1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

The directors and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS



         1(a).    Articles of Incorporation dated January 12, 1993.++

         1(b).    Statement dated June 1, 1993 (Series T, TH, and F).(2)

         1(c).    Statement dated September 8, 1994 (Series M, T2 W and F2).++

         1(d).    Articles of Correction dated June 2, 1993.++

         1(e).    Articles of Correction dated December 20, 1993.++

         1(f).    Articles of Amendment dated January 5, 1994.++

         1(g).    Certified copy of Corporate Resolution dated June 16, 1994

        2(a).    Bylaws of Registrant.++

        2(b).    Amendment to Bylaws dated October 19, 1993.++

        2(c).    Amendment to Bylaws dated February 2, 1994.++

        2(d).    Amendment to Bylaws dated November 19, 1997.++

        2(e).    Amendment to Bylaws dated October 30, 1998.++

        3.       Not applicable.

        4. Form of Agreement and Plan of Reorganization for Nuveen Washington Premium Income Municipal Fund into Nuveen Premium Income Municipal Fund 4, Inc.(1)

        5.       Form of Specimen certificates of Shares of Acquiring Fund.++

        6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp dated February 16, 1993.++

        6(b).    Renewal of Investment Management Agreement dated May 5, 1998.++

        7.       Not applicable.

        8. Deferred Compensation Plan for Independent Directors and Trustees dated October 30, 1998.++

        9(a). Exchange Traded Fund Custody Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.++

        9(b). Fund Accounting Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.++

        9(c).    Letter of Succession to Agreements.++

        9(d). Shareholder Transfer Agency Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.++

        10.      Not applicable.

        11(a).   Opinion of Vedder, Price, Kaufman & Kammholz.++

        11(b).   Opinion of Dorsey & Whitney LLP.++

        12. Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.++

        13.      Not Applicable.

        14.      Consent of Ernst & Young LLP, Independent Public
                 Accountants.++

        15.      Not applicable.

        16(a).   Power of Attorney of Robert P. Bremner.(3)

        16(b).   Power of Attorney of Lawrence H. Brown.(3)

        16(c).   Power of Attorney of Anne E. Impellizzeri.(3)

        16(d).   Power of Attorney of Peter R. Sawers.(3)

        16(e).   Power of Attorney of William J. Schneider.(3)

        16(f).   Power of Attorney of Timothy R. Schwertfeger.(3)

        16(g).   Power of Attorney of Judith M. Stockdale.(3)

        17(a). Form of proxy cards for Nuveen Premium Income Municipal Fund 4, Inc.++

        17(b).   Form of proxy cards for Nuveen Washington Premium Municipal
                 Fund.++

        17(c).   Auction Agency Agreement.

        17(d).   Broker-Dealer Agreement.

        17(e).   Form of Letter of Representations.

        17(f).   Terms and Conditions of Dividend Reinvestment Plan.

--------------------
(1) Filed herewith as Appendix A to the Reorganization Statement of Additional Information contained herein.

(2) Filed herewith as Annex B to the Reorganization Statement of Additional Information contained herein.

(3) Incorporated herein by reference to Registrant's Registration Statement on Form N-14, file No. 333-77717, filed on May 4, 1999.
++  Filed herewith.

ITEM 17. UNDERTAKINGS.

           (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable

           (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago and State of Illinois, on the 15th day of June 1999.



                                     NUVEEN PREMIUM INCOME MUNICIPAL
                                     FUND 4, INC.



                                     By /s/  Gifford R. Zimmerman
                                        ----------------------------
                                        Gifford R. Zimmerman
                                        Vice President and Secretary



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on June 15, 1999.



SIGNATURE                                    TITLE
---------                                    -----
Principal Financial Accounting Officer:
      /s/ Stephen D. Foy
---------------------------------------
          Stephen D. Foy                     Vice President and Controller (Principal Financial and
                                             Accounting Officer)

Principal Executive Officer:
Timothy R. Schwertfeger                      Chairman of the Board and Director (Principal
                                             Executive Officer)

Robert P. Bremner                            Director

Lawrence H. Brown                            Director

Anne E. Impellizzeri                         Director

Peter R. Sawers                              Director

William J. Schneider                         Director

Judith M. Stockdale                          Director



                                             By:  /s/ Gifford R. Zimmerman
                                                  ------------------------
                                                  Gifford R. Zimmerman
                                                  Attorney-in-Fact

Original powers of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this registration statement, and amendments thereto, for each of the trustees of registrant on whose behalf this registration statement is filed, have been executed and incorporated by reference as Exhibits to the Registration Statement.

                                  EXHIBIT INDEX




     1(a).         Articles of Incorporation dated January 12, 1993.

     1(c).         Statement dated September 8, 1994 (Series M, T2 and F2).

     1(d).         Articles of Correction dated June 2, 1993.

     1(e).         Articles of Correction dated December 20, 1993.

     1(f).         Articles of Amendment dated January 5, 1994.

     1(g).         Certified Copy of Corporate Resolution dated June 16, 1994.

     2(a).         Bylaws of Registrant.

     2(b).         Amendment to Bylaws dated October 19, 1993.

     2(c).         Amendment to Bylaws dated February 2, 1994.

     2(d).         Amendment to Bylaws dated November 19, 1997.

     2(e).         Amendment to Bylaws dated October 30, 1998.

     5.            Form of Specimen certificates of Shares of Acquiring Fund.

     6(a). Investment Management Agreement between Registrant and Nuveen Advisory Corp dated February 16, 1993.

     6(b).         Renewal of Investment Management Agreement dated May 5, 1998.

     8. Deferred Compensation Plan for Independent Directors and Trustees dated October 30, 1998.

     9(a). Exchange Traded Fund Custody Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.

     9(b). Fund Accounting Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.

     9(c).         Letter of Succession to Agreements.

     9(d). Shareholder Transfer Agency Agreement between Registrant and United States Trust Company of New York dated February 19, 1993.

    11(a).         Opinion of Vedder, Price, Kaufman & Kammholz.

    11(b).         Opinion of Dorsey & Whitney LLP.

    12. Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.

    14.            Consent of Ernst & Young LLP, Independent Public Accountants.

    17(a).         Form of proxy card for Nuveen Premium Income Municipal Fund
                   4, Inc.

    17(b).         Form of proxy card for Nuveen Washington Premium Municipal
                   Fund.

    17(c).         Auction Agency Agreement.

    17(d).         Broker-Dealer Agreement.

    17(e).         Form of Letter of Representations.

    17(f).         Terms and Conditions of Dividend Reinvestment Plan.